UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached herewith.

WisdomTree Trust

Annual Report

August 31, 2023

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Mortgage Plus Bond Fund (MTGP)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Alternative Funds:

WisdomTree Alternative Income Fund (HYIN)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE)

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN)

WisdomTree Enhanced Commodity Strategy Fund (GCC)

WisdomTree Managed Futures Strategy Fund (WTMF)

WisdomTree PutWrite Strategy Fund (PUTW)

(formerly, WisdomTree CBOE S&P 500 PutWrite Strategy Fund)

WisdomTree Target Range Fund (GTR)

“WisdomTree” is a registered mark of WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Global equity markets, as measured by the MSCI ACWI Index, returned 13.95% in U.S. dollar (“USD”) terms for the 12-month period ending August 31, 2023. Over the same period, U.S. equities, measured by the S&P 500 Index, returned 15.94%. Internationally, the MSCI EAFE Index, which represents equity markets in the developed world outside the U.S. and Canada, returned 17.92% in USD terms. Within the developing world, the MSCI Emerging Markets Index returned 1.25% in USD terms.

The Bloomberg U.S. Aggregate Bond Index, a measurement of broad U.S. fixed income, fell 1.19% during the period. Commodities continued to slip from their post-pandemic highs, with the Bloomberg Commodity Index, representing global commodity markets, lost 8.67%. Foreign exchange performance over the 12-month period was also mixed, but the USD generally weakened against a basket of most developed and emerging market currencies. Among Group of Ten (“G10”) currencies, only the Swiss franc, British pound, euro, and Danish krone strengthened against the USD, as their own economic outlooks suggested further interest rate hikes would be needed to quell local inflation, whereas investors grew convinced that the Federal Reserve’s (“Fed”) rate hike cycle in the U.S. was at, or near, its conclusion. The remaining G10 currencies weakened against the USD, while only a small handful of notable emerging market currencies strengthened against it. Among Asian currencies, the USD continued to strengthen against the Japanese yen due to policy rate differentials and the Chinese yuan renminbi due to economic growth concerns amid the Chinese property market crisis. The CBOE® Volatility Index, which measures options market positioning as a proxy for volatility, steadily declined over the period and exhibited brief spikes coinciding with headline risks.

Although equity markets climbed higher during the period, the first three months (from September to November 2022) got off to a slow start. U.S. inflation began to decelerate after peaking in the summertime months. Though this would ultimately lead to 75 more basis points of interest rate hikes from the Fed, finishing November at 4%, it ultimately encouraged investors that the worst had passed, and disinflation and a reduced pace of interest rate hikes would continue. Despite the economic data, developed equity markets climbed higher. The MSCI ACWI and S&P 500 indexes grew between 3-4% in USD terms. The MSCI EAFE index fared even better, returning over 6% in USD terms. Emerging markets did not participate in the equity uptrend, however, falling about 2% by November’s end. Bond market volatility remained constant during this three-month period, as the Bloomberg U.S. Aggregate Bond Index fell 2% due to pressure from rising interest rates. The U.S. 10-Year Treasury Yield illustrated the volatility well. It began September at about 3.2%, surged to over 4.2% by mid-October, and fell to 3.6% to end November. The U.S. yield curve remained deeply inverted. Commodities fell by about 4%.

The three-month period encompassing December 2022 through February 2023 exhibited mixed equity market activity as U.S. inflation rates continued to decelerate but remained stubbornly higher than investors had expected. This prompted the Fed to raise interest rates another 75 basis points to 4.75%. In USD terms, the MSCI ACWI and MSCI Emerging Markets indexes were flat while the S&P 500 lost a little more than 2%. Only the MSCI EAFE Index kept pace with the prior three-month period, returning another 6% in USD terms. The Bloomberg U.S. Aggregate Bond Index was flat, with volatility remaining a constant. Though the yield curve remained inverted, the 10-Year U.S. Treasury yield responded to changing investor perceptions about the U.S. economy. It began December at 3.6%, climbed higher to about 3.85%, then fell to under 3.4%, before it finished February over 3.9%. Commodities fell over 7.5% by the end of February as global disinflation continued.

The March through May 2023 period began to send global equities slightly higher as U.S. inflation decelerated down to 4% year-over-year, much closer to the Fed’s 2% target rate and marking twelve straight months of disinflation from a peak in June 2022. The Fed was encouraged by this, opting to raise interest rates only 50 basis points further to finish May at 5.25%. In USD terms, the MSCI ACWI Index grew almost 3.5%, while the S&P 500 climbed higher by about 6%. The MSCI EAFE and MSCI Emerging Markets Indexes were

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

roughly flat in USD terms. The Bloomberg U.S. Aggregate Index grew by 2% as rates slightly fell, although the U.S. yield curve remained inverted. The U.S. 10-Year Treasury yield began March at roughly 3.9% and fell as low as 3.3% before climbing back to 3.64% by the end of May. Commodities continued to fall as inflation decelerated, with the Bloomberg Commodity Index losing 6.5%.

The final three months, from June through August 2023, exhibited most of the equity markets’ gains for the entire period. U.S. inflation stabilized in the 3% range despite ticking back up slightly in the late summer months. This did not discourage the Fed, however, who raised rates 25 basis points to 5.5% in July and kept rates there ever since. During this period the MSCI ACWI Index grew nearly 7% in USD terms, while the S&P 500 returned over 8%. The MSCI Emerging Markets and MSCI EAFE Indexes grew 3.5-4% apiece in USD terms. The Bloomberg U.S. Aggregate Bond Index remained flat, losing only 1%. Though the yield curve remained inverted, it steepened during the period and reduced the extent of inversion. The U.S. 10-Year Treasury yield steadily climbed higher from 3.65%, peaking 4.34% in late August before concluding the period at 4.1%. Commodities finally bounced back after larger than expected oil supply cuts from OPEC raised global prices, sending the Bloomberg Commodity Index higher by almost 10%.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com/investments.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	93.3%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	2.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.40%, 10/19/23	24.1%
U.S. Treasury Bills, 5.07%, 9/14/23	23.6%
U.S. Treasury Bills, 5.42%, 12/7/23	23.2%
U.S. Treasury Bills, 5.38%, 9/19/23	22.4%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.5%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to potentially benefit as the U.S. dollar appreciates in value relative to a basket of global currencies. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 0.71% at net asset value (“NAV”) for the fiscal year ended August 31, 2023, outperforming the Index by 0.34% (for more complete performance information please see the table below). Interest generated on the underlying investment in short-term U.S. Treasury obligations and the positive net interest differentials embedded in the forward contracts offset an overall decline in the U.S. dollar (“USD”) relative to the selected basket of global currencies. The positive influence of interest income came as the U.S. Federal Reserve continued to tighten monetary policy, lifting U.S. short-term rates to 22-year highs. After sharp appreciation in fiscal year 2022, the USD lost momentum and eventually reversed in 2023 as continued tightening by the U.S. Federal Reserve fed potential growth concerns amid extended investor positioning. Strength in late summer economic data mitigated some of these concerns, enabling the USD to recover lost ground in August.

At the end of March, the Index adopted some methodology changes, which brought it more in line with the investment approach of the Fund. The Index now tracks a collateral investment in U.S. short-term interest rates combined with currency forward positions to achieve the desired currency exposure. These positions are rolled monthly. Previously, the Index tracked changes in the spot currency of the USD relative to the basket of global currencies plus a calculated interest component reflecting both U.S. and global short-term interest rates.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,018.50	0.50%[1]	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%[1]	$2.55
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.71%	3.64%	2.58%	2.80%
Fund Market Price Returns	0.77%	3.59%	2.59%	2.81%
Bloomberg Dollar Total Return Index	0.37%	3.88%	2.56%	2.94%
Bloomberg Dollar Spot Index	-4.28%	2.22%	0.96%	2.03%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	67.9%
Repurchase Agreement	27.2%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.00%, 9/21/23	35.3%
U.S. Treasury Bills, 4.96%, 9/14/23	32.6%
Citigroup, Inc., tri-party repurchase agreement, 5.30%, 9/1/23††	27.2%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.5%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar (“USD”). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -2.93% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). China’s re-opening since the lifting of the Zero-Covid policy in early December 2022 has not generated a robust bounce back with its economy struggling with weak growth, falling prices, a real estate bubble and an increasing unemployment rate among college graduates. The Chinese yuan continued to depreciate against the USD as the People’s Bank of China continued cutting interest rates while the U.S. Fed stayed in the quantitative tightening cycle and the USD generally appreciated after January 2023. The Fund experienced a depreciation in its onshore Chinese yuan forward position, both from spot market movement and negative carry (interest rate differential) while the offshore yuan position also depreciated but with a modest cushion from positive carry. The interest generated on the Fund’s investment in short-term U.S. Treasury obligations offset some of the negative detraction in performance.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$966.10	0.45%[1]	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%[1]	$2.29
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-2.93%	0.38%	1.11%	0.71%
Fund Market Price Returns	-2.54%	0.28%	1.19%	0.73%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	-2.81%	0.85%	1.83%	1.61%
Chinese yuan	-4.55%	-1.58%	-1.04%	-1.53%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	97.4%
Exchange-Traded Funds	3.9%
Repurchase Agreement	0.7%
Other Assets less Liabilities‡	-2.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.40%, 10/19/23	50.5%
U.S. Treasury Bills, 5.08%, 9/14/23	46.9%
WisdomTree Floating Rate Treasury Fund (USFR)^	3.9%
Citigroup, Inc., tri-party repurchase agreement, 5.30%, 9/1/23††	0.7%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 8.20% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund benefited from the carry or interest rate differentials embedded in emerging markets currency forwards, as well as interest income generated from the investment in the short-term U.S. government securities underpinning the forward positions. This income return offset a slight decline in the currencies within the Fund relative to the U.S. dollar over the fiscal year. The Fund modestly underperformed its performance benchmark the JP Morgan Emerging Local Market Index Plus (8.54%) by 0.34% based on the Fund’s 1-year NAV return, as the 0.21% of outperformance from the investments was less than the Fund’s expense ratio.

Returns were driven by exposures to Latin American currencies and the Polish zloty. Exposures to China, South Africa, Thailand, and Malaysia detracted from performance. Relative to the index, excess returns generated from overweights to selected Latin American currencies, such as Brazil, Chile, and Colombia, were offset by less exposure to European currencies and an underweight to the Mexican peso.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,038.20	0.55%[1]	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	8.20%	0.73%	0.71%	-0.54%
Fund Market Price Returns	8.22%	0.69%	0.69%	-0.55%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	8.54%	-0.50%	0.56%	-0.17%
Equal-Weighted Emerging Currency Composite	9.25%	-0.55%	0.34%	-0.34%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown†

Country	% of Net Assets
Mexico	8.5%
South Korea	7.2%
Brazil	6.3%
United Kingdom	5.8%
India	5.3%
Colombia	4.5%
China	4.4%
Chile	4.4%
Israel	4.1%
United Arab Emirates	3.6%
Saudi Arabia	2.9%
Thailand	2.7%
Mongolia	2.6%
Turkey	2.4%
South Africa	2.4%
Malaysia	2.3%
Kuwait	1.9%
Qatar	1.7%
United States	1.5%
Spain	1.5%
Poland	1.4%
Hong Kong	1.3%
Luxembourg	1.3%
Panama	1.3%
Australia	1.2%
Guatemala	1.2%
Indonesia	1.1%
Ireland	1.1%
Others^	8.2%
Other Assets less Liabilities‡	5.9%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Sands China Ltd., 5.65%, 8/8/28	1.8%
HSBC Holdings PLC, 5.89%, 8/14/27	1.5%
Saudi Arabian Oil Co., 2.25%, 11/24/30	1.4%
Ecopetrol SA, 8.88%, 1/13/33	1.3%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/30	1.2%
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 3/14/26	1.2%
JSW Steel Ltd., 5.05%, 4/5/32	1.2%
Nexa Resources SA, 6.50%, 1/18/28	1.2%
Engie Energia Chile SA, 3.40%, 1/28/30	1.1%
POSCO, 5.63%, 1/17/26	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in U.S. dollar denominated debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market (“EM”) countries.

The Fund returned 5.11% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). Despite continued hawkish central bank rhetoric out of developed markets, EM remained resilient and was somewhat supported by EM central banks, which are nearing the end of their tightening cycles across countries. This has led to continued compression in the spread for EM assets. Returns were broad-based across sovereigns, quasi-sovereigns and EM corporates, as well as by region and credit ratings. The primary driver of relative performance was the Fund’s overweight to Latin America and underweight to Asia. During the fiscal year, the Fund utilized derivatives to manage interest rate risk. The Fund’s use of derivatives to shorten the portfolio’s duration contributed positively to Fund performance.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,028.90	0.60%	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	5.11%	-1.92%	2.13%	2.76%
Fund Market Price Returns	5.48%	-2.09%	2.18%	2.81%
JP Morgan CEMBI Diversified Index	4.36%	-1.99%	2.22%	3.50%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown†

Country	% of Net Assets
Brazil	12.4%
Indonesia	11.4%
Colombia	9.0%
Malaysia	7.5%
Supranational Bonds	7.1%
China	6.3%
United States	6.2%
Poland	4.9%
South Africa	4.8%
Mexico	4.8%
Thailand	4.4%
Peru	4.2%
India	3.4%
Chile	3.2%
Czech Republic	2.5%
Hungary	2.1%
Romania	2.0%
Turkey	0.7%
Egypt	0.0%	^
Other Assets less Liabilities‡	3.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Represents less than 0.1%.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 5.30%, 9/1/23††	6.2%
Brazil Letras do Tesouro Nacional, 10.29%, 7/1/24, Series LTN	2.3%
Brazil Letras do Tesouro Nacional, 8.09%, 1/1/24, Series LTN	2.1%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/29, Series F	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/25, Series F	1.8%
China Government Bond, 2.68%, 5/21/30	1.5%
International Finance Corp., 7.00%, 7/20/27	1.5%
Colombian TES, 7.00%, 3/26/31, Series B	1.3%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/27, Series F	1.3%
Brazil Letras do Tesouro Nacional, 12.68%, 7/1/25	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market (“EM”) countries.

The Fund returned 11.83% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). Coupon, bond price, and local currency return were all positive contributors to performance, with coupon return being particularly influential. The Fund started the year under pressure, declining 7% by late October amid Fed tightening, pressure from rising U.S. rates and sharp increases in the U.S. dollar. As a more positive environment for risk assets developed, EM currency exposures within the Fund recovered, and EM rates began to decline on positive disinflation trends in many EM countries.

The Fund outperformed the JP Morgan GBI-EM Global Diversified Index (the “Index”) by 49 basis points over the fiscal year based on the Fund’s 1-year NAV return. Underweights in European and Asian exposures detracted from relative performance in the first half of the year, while strength in Latin American exposures helped the Fund recover some of the performance deficit that occurred in the last six months of the Fund’s fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,079.60	0.55%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	11.83%	-1.03%	1.62%	-0.27%
Fund Market Price Returns	11.28%	-0.80%	1.69%	-0.15%
JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	11.34%	-2.25%	1.20%	-0.07%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Floating Rate Treasury Fund (USFR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	99.5%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Floating Rate Notes, 5.61%, 1/31/25	26.9%
U.S. Treasury Floating Rate Notes, 5.55%, 10/31/24	26.9%
U.S. Treasury Floating Rate Notes, 5.58%, 4/30/25	26.8%
U.S. Treasury Floating Rate Notes, 5.54%, 7/31/25	18.9%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index (the “Index”). In seeking to track the Index, the Fund invests in floating rate public obligations of the U.S. Treasury. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 4.75% at net asset value (“NAV”) compared to 4.95% for the Index for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). As a result of the U.S. Federal Reserve (“Fed”) quantitative tightening, the Fund’s overall yield and performance resumed its upward trajectory from the previous fiscal year. It is expected that the Fed will continue to hold interest rates at a high level in order to curtail inflation more and ultimately bring inflation back down toward their goal of 2%. This higher-for-longer interest rate scenario will continue to be beneficial for the Fund.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,026.70	0.15%	$0.77
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%	$0.77

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.75%	1.77%	1.73%	1.17%
Fund Market Price Returns	4.74%	1.79%	1.72%	1.17%
Bloomberg U.S. Treasury Floating Rate Bond Index	4.95%	1.95%	1.90%	1.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	95.6%
Other Assets less Liabilities‡	4.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Sirius XM Radio, Inc., 5.50%, 7/1/29	1.0%
DISH DBS Corp., 5.88%, 11/15/24	1.0%
Transocean, Inc., 11.50%, 1/30/27	0.9%
Post Holdings, Inc., 4.63%, 4/15/30	0.9%
Centene Corp., 4.63%, 12/15/29	0.8%
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26	0.8%
Tenet Healthcare Corp., 6.13%, 6/15/30	0.8%
DaVita, Inc., 3.75%, 2/15/31	0.8%
CHS / Community Health Systems, Inc., 4.75%, 2/15/31	0.7%
DISH DBS Corp., 7.75%, 7/1/26	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. non-investment-grade corporate fixed income securities that are deemed to have favorable fundamental and income characteristics and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 9.74% at net asset value (“NAV”) compared to 10.65% for the Index, for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). During the fiscal year, interest rates climbed from the beginning of the fiscal year to recent highs during the summer of 2023, where the U.S. 10-year Treasury yield reached 4.11% after starting the fiscal year at 3.19%. The Fund’s use of short futures contracts on U.S. Treasuries to hedge interest rate risk was particularly additive to Fund performance during the fiscal year due to interest rate rises across the yield curve. The Fund’s 9.74% return compared favorably to the 7.01% generated by the broad high yield market (as measured by the ICE BofA Merrill Lynch U.S. High Yield Index). Both high-yield spread compression during the fiscal year as well as multi-decade high income offered by the asset class, helped the Fund generate a strong return in an environment where many more interest rate strategies generated losses. The Fund, given its high yield nature, relatively outperformed the investment grade credit market as the fiscal year was primarily driven by a “risk-on” widespread market rally.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,043.00	0.43%	$2.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	9.74%	4.83%	2.74%	3.25%
Fund Market Price Returns	10.21%	5.07%	2.71%	3.23%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index/WisdomTree U.S. High Yield Corporate Bond, Zero Duration Spliced Index[2]	10.65%	6.09%	3.62%	4.02%
ICE BofA Merrill Lynch U.S. High Yield Index	7.01%	1.86%	3.16%	4.09%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.
[2]	ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index through May 31, 2020; WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	40.3%
U.S. Government Agencies	28.6%
Corporate Bonds	25.3%
Commercial Mortgage-Backed Securities	1.7%
Supranational Bonds	1.6%
Foreign Government Obligations	0.9%
Municipal Bonds	0.8%
Asset-Backed Securities	0.4%
Foreign Government Agencies	0.4%
U.S. Government Agencies TBA Sale Commitments	-0.3%
Repurchase Agreement	1.2%
Other Assets less Liabilities‡	-0.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 5.30%, 9/1/23††	1.2%
U.S. Treasury Notes, 1.38%, 11/15/31	0.7%
U.S. Treasury Notes, 1.88%, 2/15/32	0.6%
U.S. Treasury Notes, 0.63%, 8/15/30	0.6%
Federal National Mortgage Association, 2.00%, 12/1/50	0.6%
Federal National Mortgage Association, 2.00%, 3/1/51	0.6%
U.S. Treasury Notes, 1.25%, 8/15/31	0.5%
U.S. Treasury Notes, 4.13%, 11/15/32	0.5%
U.S. Treasury Notes, 1.25%, 4/30/28	0.5%
U.S. Treasury Notes, 1.00%, 12/15/24	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 6.35% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund outperformed the Index, by 15 basis points over the year net of fees. During the fiscal year, interest rates steadily climbed from the beginning of the fiscal year to recent highs during the summer of 2023, where the U.S. 10-year Treasury yield reached 4.11% after starting the fiscal year at 3.19%. The Fund’s use of short futures contracts on U.S. Treasuries to hedge interest rate risk was particularly additive to Fund performance during the fiscal year due to interest rate rises across the yield curve.

The U.S. Aggregate bond universe experienced largely negative performance from August to October 2022, primarily driven by “risk-on” assets selling off in the appearance of inverted yield curve, market fear of recession and uncertainty and longer duration bonds responding to interest rate hikes. However, signs of moderating inflation from below expectation in the October 2022 Consumer Price Index data improved market sentiment, bolstering values across the aggregate bond universe. While debate continues within the Fed regarding whether another rate hike is needed, restrictive monetary policy will likely continue for the foreseeable future which will continue to be beneficial for the Fund relative to strategies with longer duration.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,028.50	0.23%	$1.18
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	6.35%	2.39%	2.19%	1.62%
Fund Market Price Returns	6.08%	2.40%	2.10%	1.62%
Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration	6.20%	2.43%	2.13%	1.83%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Mortgage Plus Bond Fund (MTGP)

Investment Breakdown†

Investment Type	% of Net Assets
Collateralized Mortgage Obligations	50.0%
U.S. Government Agencies	42.6%
Commercial Mortgage-Backed Securities	3.4%
Collateralized Loan Obligations	2.9%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Federal National Mortgage Association, 2.00%, 3/1/52	10.5%
Federal National Mortgage Association, 2.50%, 9/1/52	4.6%
Federal Home Loan Mortgage Corp., 2.50%, 2/1/52	3.4%
Federal Home Loan Mortgage Corp., 2.00%, 1/1/52	2.8%
Seasoned Credit Risk Transfer Trust, 4.00%, 8/25/56, Series 2017-2, Class M1	2.7%
Government National Mortgage Association, 4.00%, 3/20/44, Series 2014-43, Class Z, PIK	2.3%
Federal National Mortgage Association, 2.50%, 12/1/51	2.3%
Seasoned Credit Risk Transfer Trust, 3.75%, 9/25/55, Series 2016-1, Class M2	2.2%
Federal National Mortgage Association REMIC, 5.00%, 9/25/40, Series 2010-102, Class PN	1.9%
Flagstar Mortgage Trust, 2.50%, 9/25/51, Series 2021-8INV, Class A6	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Mortgage Plus Bond Fund (the “Fund”) seeks income and capital appreciation. The Fund attempts to achieve its objective through investments in mortgage-related debt and other securitized debt.

The Fund returned -2.87% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). Security selection within agency mortgages was a main source of differentiated relative performance between the Fund and the broader mortgage-backed securities (“MBS”) market. Persistent high inflation, albeit falling, and corresponding interest rates continued to keep the housing market muted, whereby new and existing home sales have remained on the lower end of the cycle. However, the low supply of existing homes available for sale has supported this market from otherwise worsening conditions. Agency MBS have been the laggard within the Bloomberg U.S. Aggregate Index this year partially due to the removal of years of stimulus and partly due to failed banks from earlier this spring. However, the Mortgage-Backed asset class was able to recover from the sell off during the regional banking crisis in March, thanks to declining interest rate volatility and improving market sentiment of the asset class. Within securitized credit sectors, Commercial Mortgage-Backed Securities (“CMBS”) continued to be directly impacted by the acute and ongoing credit pressures facing owners of commercial real estate and mortgage debt holders. The Fund’s intermediate level duration served as a headwind to performance as interest rates rose sharply over the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,000.80	0.45%	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-2.87%	-3.81%	-1.90%
Fund Market Price Returns	-2.82%	-3.81%	-1.89%
Bloomberg U.S. Securitized Mortgage Backed Securities/Asset Backed Securities/Commercial Mortgage Backed Securities (MBS/ABS/CMBS) Index	-1.96%	-3.99%	-2.09%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on November 14, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	36.8%
U.S. Government Obligations	30.1%
U.S. Government Agencies	20.0%
Foreign Government Obligations	3.5%
Commercial Mortgage-Backed Securities	3.4%
Asset-Backed Securities	1.2%
Foreign Government Agencies	1.0%
Municipal Bonds	0.8%
Supranational Bonds	0.5%
Other Assets less Liabilities‡	2.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Notes, 4.13%, 1/31/25	2.5%
U.S. Treasury Notes, 4.00%, 2/15/26	1.9%
Federal National Mortgage Association, 2.00%, 2/1/52	1.9%
U.S. Treasury Notes, 1.50%, 1/31/27	1.7%
U.S. Treasury Notes, 3.63%, 3/31/28	1.7%
U.S. Treasury Notes, 2.88%, 6/15/25	1.6%
U.S. Treasury Notes, 4.13%, 7/31/28	1.4%
U.S. Treasury Notes, 0.13%, 1/15/24	1.4%
U.S. Treasury Notes, 4.63%, 2/28/25	1.3%
U.S. Treasury Notes, 3.88%, 1/15/26	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Voya Yield Enhanced USD Universal Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Universal Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in the U.S. dollar denominated bond market while enhancing yield within desired risk parameters and constraints. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -0.61% at net asset value (“NAV”) for the fiscal period ended August 31, 2023 (for more complete performance information please see the table below). The Fund underperformed the Index by 17 basis points since the Fund’s inception on February 7, 2023.

The Fund benefitted from a sizable underweight to Treasuries as yields rose across the yield curve. The Fund’s overweight to corporates generated income from its short-duration, investment grade holdings due to the inverted yield curve. Given resilient strength in the economy and the labor market, the Federal Reserve (“Fed”) kept raising rates to combat inflation with the 10-year Treasury yield continuing to rise from 3.19% to 4.11% for the fiscal period ended August 31, 2023. The Fed tightening led to an extension in duration in those sectors, enabling the Fund to generate higher yields while taking less duration and interest rate risk compared to the benchmark index due to its underweighting positions in Treasury and Securitized sectors. The Fund also benefited as both high yield spread compression during the fiscal period as well as multi-decade high carry offered by the asset class from its overweight to the high yield and ex-aggregate bond universe. The negative impact from additional rate hikes started to decrease as the Fed neared the end of its rate hiking cycle and with higher yields serving as an extra cushion from price decreases.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,014.10	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%	$0.77

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-0.61%
Fund Market Price Returns	-0.61%
Bloomberg U.S. Universal Enhanced Yield Index	-0.44%
Bloomberg U.S. Aggregate Index	-0.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on February 7, 2023.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	46.8%
U.S. Government Obligations	21.4%
U.S. Government Agencies	17.7%
Commercial Mortgage-Backed Securities	6.7%
Asset-Backed Securities	5.1%
Foreign Government Obligations	2.0%
Foreign Government Agencies	0.3%
Repurchase Agreement	0.3%
Municipal Bonds	0.1%
Supranational Bonds	0.0%	^
U.S. Government Agencies TBA Sale Commitments	-0.7%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

^	Represents less than 0.1%.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Tennessee Valley Authority, 5.25%, 9/15/39	0.9%
Federal Home Loan Bank, 5.50%, 7/15/36, Series 677	0.8%
Tennessee Valley Authority, 5.88%, 4/1/36	0.7%
Uniform Mortgage-Backed Securities, 2.00%, 10/1/38	0.7%
Uniform Mortgage-Backed Securities, 1.50%, 10/1/37	0.5%
Federal National Mortgage Association, 5.63%, 7/15/37	0.4%
Federal National Mortgage Association, 2.00%, 12/1/50	0.4%
Tennessee Valley Authority, 4.63%, 9/15/60	0.4%
Tennessee Valley Authority, 4.25%, 9/15/65	0.4%
Tennessee Valley Authority, 5.38%, 4/1/56	0.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Aggregate Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -0.66% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund underperformed its underlying, primary benchmark, the Bloomberg U.S. Aggregate Enhanced Yield Index, by 13 basis points, roughly in line with its annual expense ratio. The Fund outperformed its broader, secondary market benchmark: the Bloomberg U.S. Aggregate Index (“Agg Index”) by 53 basis points net of fees. This outperformance of the Agg Index was mainly driven by a sizable underweight to Treasuries as yields rose across the yield curve and the Fund’s overweight to corporates as income generated in the short-end, high quality paper across investment grade given the inverted yield curve. Given the resilient strength in the economy and the labor market, the Federal Reserve (“Fed”) kept raising rates to combat inflation with the 10-year Treasury yield continuing to rise from 3.19% to 4.11% for the fiscal year ended August 31, 2023. The Fed tightening led to the extension in duration in the Treasury and Securitized sectors, enabling the Fund to generate higher yields while taking less duration and interest rate risk compared to the benchmark Agg Index starting at the end of 2022 due to its underweighting positions in these sectors. The Fund outperformed the Agg Index also because of its overweight to the government agencies and industrial buckets. Allocation within these buckets added value as well.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,014.50	0.12%	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-0.66%	-4.91%	0.23%	1.01%
Fund Market Price Returns	-0.50%	-4.89%	0.24%	1.02%
Bloomberg U.S. Aggregate Enhanced Yield Index	-0.53%	-4.72%	0.38%	1.19%
Bloomberg U.S. Aggregate Index	-1.19%	-4.41%	0.49%	0.99%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	46.7%
U.S. Government Obligations	41.8%
U.S. Government Agencies	11.6%
Commercial Mortgage-Backed Securities	6.3%
Foreign Government Agencies	0.6%
Foreign Government Obligations	0.2%
Supranational Bond	0.1%
Asset-Backed Securities	0.0%	^
Other Assets less Liabilities‡	-7.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

^	Represents less than 0.1%.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Notes, 0.50%, 3/31/25	10.1%
U.S. Treasury Bills, 5.37%, 10/3/23	8.5%
Uniform Mortgage-Backed Securities, 3.00%, 9/1/38	5.1%
U.S. Treasury Notes, 3.50%, 1/31/28	3.9%
U.S. Treasury Notes, 0.63%, 7/31/26	3.0%
Uniform Mortgage-Backed Securities, 2.50%, 9/1/38	2.8%
U.S. Treasury Notes, 0.75%, 4/30/26	1.7%
U.S. Treasury Notes, 2.50%, 3/31/27	1.6%
Benchmark Mortgage Trust, 2.58%, 4/15/54, Series 2021-B25, Class A5	1.5%
U.S. Treasury Notes, 2.75%, 7/31/27	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Short Aggregate Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in short-term U.S. investment grade fixed income securities having effective maturities generally shorter than five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.96% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund underperformed the Index, by 40 basis points net of fees. The Fund also underperformed the broader market benchmark the Bloomberg U.S. Short Aggregate Composite Index (“Short Agg Index”), by 10 basis points over the year, net of fees (gross of fees, the Fund’s 1-year return based on NAV was 2 basis points higher than the index). Rising rates over the fiscal year negatively affected performance due to the Fund’s slightly longer duration relative to the short Agg Index during second half of 2022 but as of August 31, 2023, the Fund had less duration and interest rate risk than the Short Agg Index. Given resilient strength in the economy and the labor market, the Federal Reserve kept raising rates to combat inflation with the 10-year Treasury yield rising from 3.19% to 4.11% for the fiscal year ended August 31, 2023. The Fund benefited from a significant underweight to longer term U.S. Treasuries as yields rose across the Treasury curve. From a sector perspective, the Fund’s overweight position to the Utilities sector corporate bonds contributed negatively to performance because of macroeconomic pressure and weak energy demand over the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,018.10	0.12%	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.96%	-1.69%	1.12%	0.95%
Fund Market Price Returns	1.01%	-1.70%	1.08%	0.94%
Bloomberg U.S. Short Aggregate Enhanced Yield Index	1.36%	-1.74%	1.00%	0.91%
Bloomberg U.S. Short Aggregate Composite Index	1.06%	-1.58%	1.13%	0.94%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 18, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Alternative Income Fund (HYIN)

Investment Breakdown†

Investment Type	% of Net Assets
Common Stocks	71.7%
Closed-End Mutual Funds	27.9%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Redwood Trust, Inc.	3.4%
Angel Oak Mortgage REIT, Inc.	3.3%
Arbor Realty Trust, Inc.	3.2%
Hercules Capital, Inc.	3.1%
Rithm Capital Corp.	3.0%
Blackstone Mortgage Trust, Inc., Class A	3.0%
Chimera Investment Corp.	3.0%
FS KKR Capital Corp.	3.0%
Golub Capital BDC, Inc.	2.9%
Starwood Property Trust, Inc.	2.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Alternative Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Gapstow Liquid Alternative Credit Index (the “Index”), which is designed to provide diversified exposure to alternative credit sectors. Alternative credit is an asset class that includes debt and debt-based investments that have a higher expected risk, return, and yield than traditional investment grade fixed income instruments. In seeking to track the Index, the Fund invests mainly in registered closed-end investment companies (“CEFs”), including CEFs that have elected to be regulated as “business development companies” under the Investment Company Act of 1940, as amended, and real estate investment trusts that are listed and publicly traded on a major U.S. stock exchange. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 5.28% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund underperformed the Index, by 49 basis points, roughly in line with its management fee of 50 basis points. Interest rates in the U.S. continued to rise as the Federal Reserve moved along in their quantitative tightening to tame inflation, impacting many of the more interest rate sensitive strategies within the Fund. Accordingly, strategies linked to agency real estate debt (-9.5% in the Index) were the largest detractor from performance within the Fund and Index. Credit based strategies fared much better over the year as corporate fundamentals proved resilient. Private corporate lending (+16% in the Index) had the best performance among strategies in the Fund.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,056.10	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	5.28%	-2.58%
Fund Market Price Returns	5.21%	-2.60%
Gapstow Liquid Alternative Credit Index	5.77%	-2.09%
ICE BofA Merrill Lynch U.S. High Yield Index	7.01%	-0.79%
S&P 500® Index	15.94%	5.10%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 6, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

Country Breakdown†

Country	% of Net Assets
United States	88.7%
Others^	0.5%
Other Assets less Liabilities‡	10.8%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	6.8%
Microsoft Corp.	5.8%
Amazon.com, Inc.	3.0%
NVIDIA Corp.	2.7%
Alphabet, Inc., Class A	2.0%
Alphabet, Inc., Class C	1.7%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc., Class B	1.6%
Meta Platforms, Inc., Class A	1.5%
UnitedHealth Group, Inc.	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Efficient Gold Plus Equity Strategy Fund (the “Fund”) is actively managed using a models-based approach seeking total return. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio comprised of (i) U.S.-listed gold futures contracts and (ii) U.S. equity securities. The Fund uses U.S.-listed gold futures contracts to enhance the capital efficiency of the Fund.

The Fund returned 22.14% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund exhibited strong performance during the fiscal year due to both its equity and gold exposures. It invests 90% of assets into the 500 largest U.S. equities, similar to the S&P 500, which was additive during the fiscal year as large cap equities rallied. The remaining 10% of assets are used to collateralize the Fund’s futures overlay strategy, which provides an extra 90% of gold exposure. The gold futures strategy was also beneficial for the Fund as gold returned over 13% during the fiscal year. This was primarily due to the high inflation environment and investors’ recessionary fears. Gold tends to perform well as an inflation-hedge, and as a defensive asset amid economic concerns and market volatility.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,169.70	0.20%	$1.09
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	22.14%	0.55%
Fund Market Price Returns	22.03%	0.63%
S&P 500® Index	15.94%	4.07%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on March 17, 2022.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN) (consolidated)

Country Breakdown†

Country	% of Net Assets
Canada	41.7%
Australia	14.7%
United States	12.4%
South Africa	9.0%
Brazil	4.0%
United Kingdom	3.3%
China	2.9%
Peru	1.0%
Others^	0.9%
Other Assets less Liabilities‡	10.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Newmont Corp.	8.9%
Barrick Gold Corp.	8.9%
Franco-Nevada Corp.	8.0%
Agnico Eagle Mines Ltd.	6.0%
Northern Star Resources Ltd.	4.6%
Gold Fields Ltd., ADR	4.3%
Wheaton Precious Metals Corp.	4.0%
Newcrest Mining Ltd.	3.8%
AngloGold Ashanti Ltd., ADR	3.6%
Kinross Gold Corp.	3.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (the “Fund”) is actively managed using a models-based approach seeking total return. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio comprised of (i) U.S.-listed gold futures contracts and (ii) global equity securities issued by companies that derive at least 50% of their revenue from the gold mining business (“Gold Miners”). The Fund uses U.S.-listed gold futures contracts to enhance the capital efficiency of the Fund.

The Fund returned 26.95% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund exhibited strong performance during the fiscal year, due to rising gold prices and additive returns within its gold miner equity allocation. It invests 90% of assets into a global, diversified assortment of gold mining companies, whose share prices rallied due to increased global demand for gold and improved outlooks for the mining industry itself. The remaining 10% of assets are used to collateralize the Fund’s futures overlay strategy, which provides an extra 90% of gold exposure. The gold futures strategy was also beneficial for the Fund as gold returned over 13% during the fiscal year. Gold tends to perform well as an inflation-hedge, and as a defensive asset amid economic concerns and market volatility.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,080.60	0.45%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	26.95%	-1.19%
Fund Market Price Returns	26.98%	-1.39%
NYSE ARCA Gold Miners Index	25.96%	2.27%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 16, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	91.1%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	4.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.06%, 9/7/23	79.1%
U.S. Treasury Bills, 5.42%, 11/28/23	12.0%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.5%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Enhanced Commodity Strategy Fund (the “Fund”) seeks to achieve positive total returns in rising and falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is actively managed and intends to provide broad-based exposure to the following four commodity sectors: Energy, Agriculture, Industrial Metals, and Precious Metals primarily through investments in futures contracts.

The Fund returned -2.56% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). During the fiscal year, the Fund benefitted from exposure to energy commodities as energy prices continued to rise in an environment characterized by higher inflation. However, the Fund is routinely underweight energy exposure compared to other commodity benchmarks in the market, so greater energy exposure during the fiscal year would have aided performance further. Bitcoin exposure, which is the Fund’s only cryptocurrency exposure, was additive as it strengthened during the period. Industrial metal performance was mixed but generally detracted from performance, as overweight exposures to nickel and aluminum weighed negatively on performance. Agriculture commodities, including grains, livestock, and soft commodities, detracted from performance as well, as most struggled during the period. Collectively, the agricultural commodity sector amounts to roughly 30% of the Fund and declining prices combined with large exposure created a performance headwind during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,019.20	0.55%[1]	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-2.56%	10.14%
Fund Market Price Returns	-2.12%	10.11%
S&P GSCI Index	-1.77%	25.02%
Bloomberg Commodity Index Total Return	-8.67%	14.70%
[1]	For the period December 19, 2020 (post-reorganization) through August 31, 2023.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	82.1%
Exchange-Traded Funds	4.4%
Other Assets less Liabilities‡	13.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.07%, 9/7/23	73.3%
U.S. Treasury Bills, 5.42%, 11/28/23	8.8%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.4%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns over economic market cycles. The Fund is managed using a quantitative, rules-based strategy and invests in a combination of diversified futures contracts for equities, commodities, currencies and interest rates.

The Fund returned 6.00% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). During the period, the Fund benefitted most from exposures to equities and energy commodities. Equity exposures to the S&P 500, Euro STOXX 50, and Nikkei 225 indexes were additive as each of the three indexes climbed 15-26% higher, in U.S. dollar, euro, and yen terms, respectively. Energy commodity exposures were also beneficial in an inflationary environment, as natural gas, U.S. diesel, gasoil, and Reformulated Blendstock for Oxygenate Blending gasoline prices all climbed higher. Most other commodity contract exposures exhibited mixed, yet negligible, performance during the period. Bitcoin exposure was also additive, as the cryptocurrency strengthened during the period. Interest rate exposures in a rising rate environment weighed negatively on Fund performance, however, as the Fund was positioned for longer-term interest rates to fall. Exposures to the 10- and 30-Year U.S. Treasury rates, for example, detracted from performance.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,079.80	0.65%[1]	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%[1]	$3.31
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	6.00%	6.27%	1.92%	0.63%
Fund Market Price Returns	6.13%	6.26%	1.88%	0.61%
ICE BofA U.S. 3-Month Treasury Bill Index	4.25%	1.55%	1.65%	1.07%
60% S&P 500 Index/40% Bloomberg U.S. Aggregate Index Composite	7.14%	4.25%	6.80%	8.22%
S&P GSCI Index	-1.77%	26.19%	5.53%	-3.26%
SG Trend Index[1]	-3.02%	12.71%	8.16%	5.76%
[1]	The SG Trend Index was removed as a benchmark in favor of a blend of equities and fixed income to compare performance vs. a traditional asset allocation benchmark.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree PutWrite Strategy Fund (PUTW)

(formerly, WisdomTree CBOE S&P 500 PutWrite Strategy Fund)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	93.7%
Exchange-Traded Funds	4.1%
Other Assets less Liabilities‡	2.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.47%, 2/1/24	47.4%
U.S. Treasury Bills, 5.05%, 9/7/23	46.3%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.1%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Volos U.S. Large Cap Target 2.5% PutWrite Index (the “Index”). Prior to October 25, 2022, the Fund sought to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the “Former Index”), utilizing a strategy of writing put options on the S&P 500 Index. In seeking to track the Former Index, the strategy was designed to receive a premium from the option buyer by selling (i.e., writing) a sequence of one-month, at-the-money, S&P 500 Index put options. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 11.06% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). During the period, the Fund benefitted from the premiums collected on the S&P 500 put options that it sold. The S&P 500 steadily climbed higher for the last six months of the period, pushing the options further out-the-money and thereby reducing the likelihood of the options being exercised. The proceeds from selling these options were invested in 3-Month U.S. Treasury Bills, which delivered modestly positive returns during the period and improved performance for the Fund.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,094.30	0.44%[1]	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	0.44%[1]	$2.24
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.06%	10.16%	4.64%	6.61%
Fund Market Price Returns	11.15%	10.15%	4.67%	6.61%
CBOE S&P 500® PutWrite/Volos U.S. Large Cap Target 2.5% PutWrite Spliced Index[2]	12.76%	11.24%	5.39%	7.32%
S&P 500® Index	15.94%	10.52%	11.12%	14.02%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

[2]	CBOE S&P 500® PutWrite Index through October 24, 2022; Volos U.S. Large Cap Target 2.5% PutWrite Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	21

Management’s Discussion of Funds’ Performance

as of August 31, 2023 (unaudited)

WisdomTree Target Range Fund (GTR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	71.4%
Purchased Options (Exchange-Traded)	21.6%
Other Assets less Liabilities‡	7.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bills, 5.07%, 9/7/23	71.4%
SPDR S&P 500 ETF Trust, Purchased Call Option @ $340 strike expiring 1/19/24	14.0%
iShares Russell 2000 ETF, Purchased Call Option @ $160 strike expiring 1/19/24	3.2%
iShares MSCI EAFE ETF, Purchased Call Option @ $61 strike expiring 1/19/24	3.2%
iShares MSCI Emerging Markets ETF, Purchased Call Option @ $35 strike expiring 1/19/24	1.2%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Target Range Fund (the “Fund”) is actively managed seeking capital appreciation, with a secondary objective of hedging risk. In general, the Fund is expected to provide similar exposures to the TOPS® Global Equity Target Range Index (the “Index”), a long call spread option strategy that buys call options that are 15% in-the-money and sells call options that are 15% out-the-money, but will not match the Index’s returns due to the amount and timing of assets that flow in and out of the Fund.

The Fund returned 2.65% at net asset value (“NAV”) for the fiscal year ended August 31, 2023 (for more complete performance information please see the table below). The Fund employs a long call option spread strategy that involves buying options on four equity index tracking funds that are 15% in-the-money, while simultaneously selling call options on those same equity index tracking funds that are 15% out-the-money. As a result, it benefits when equity markets perform within this negative/positive 15% range with muted volatility. During the period, equity exposures to the Russell 2000 and MSCI Emerging Markets indexes, for example, were additive for the Fund as both indexes only gained about 1.2% and 4.6%, respectively. Exposures to the S&P 500 and MSCI EAFE indexes, however, climbed about 16% and 18%, respectively, which results in the Fund not being able to participate as much in equity bull markets since the 15% out-the-money call options sold are likely to be exercised.

Shareholder Expense Example (for the six-month period ended August 31, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,057.40	0.70%	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	2.65%	-5.21%
Fund Market Price Returns	2.46%	-5.17%
TOPS® Global Equity Target Range Index	3.52%	-4.25%
MSCI AC World Index	13.95%	-0.03%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on October 7, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

22	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

60% S&P 500® Index/40% Bloomberg U.S. Aggregate Index Composite:

The 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Index Composite represents a 60% weight to the S&P 500® Index and a 40% weight to the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index measures the performance of the U.S. investment-grade bond market.

Bloomberg Commodity Index Total Return:

Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13-week U.S. Treasury Bills.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (“FX”) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is total return version of the Bloomberg Dollar Spot Index (BBDXY). It is generated by adding the daily forward implied yield of each currency, and U.S. funding rate, to BBDXY returns.

Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg U.S. Aggregate Bond Index:

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade bond market.

Bloomberg U.S. Aggregate Enhanced Yield Index:

The Bloomberg U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg U.S. Securitized MBS/ABS/CMBS Index:

The Bloomberg U.S. Securitized MBS/ABS/CMBS Index is a market capitalization index that is designed to measure the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, commercial mortgage backed securities, and asset backed securities.

Bloomberg U.S. Short Aggregate Composite Index:

The Bloomberg U.S. Short Aggregate Composite Index measures the performance of the short-term U.S. investment-grade bond market.

Bloomberg U.S. Short Aggregate Enhanced Yield Index:

The Bloomberg U.S. Short Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg U.S. Aggregate Bond Index that generally have effective maturities shorter than 5 years and seeks to enhance yield while maintaining a similar risk profile.

WisdomTree Trust	23

Description of Terms and Indexes (unaudited) (continued)

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months.

Bloomberg U.S. Universal Enhanced Yield Index:

The Bloomberg U.S. Universal Enhanced Yield Index is a rules-based index that seeks to provide both exposure and potential yield enhancement across the broad universe of U.S. Dollar-denominated market.

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options and investing the sale proceeds in one- and three-month Treasury bills.

Collateralized loan obligation (CLO):

A collateralized loan obligation is a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners.

Commercial mortgage backed securities (CMBS):

A type of mortgage backed security that is backed by commercial and multifamily mortgages rather than residential real estate.

Duration:

Duration is a measure of a bond’s sensitivity to changes in interest rates. The weighted average accounts for the various durations of the bonds purchased as well as the proportion of the total government bond portfolio that they make up.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. The composite tracks the returns for the currencies using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or non-deliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Gapstow Liquid Alternative Credit Index:

The Gapstow Liquid Alternative Credit Index (GLACI) is an equal-weighted index that tracks the performance of 35 Publicly Traded Alternative Credit Vehicles (“PACs”) using an objective, rules-based methodology. PACs are a subset of business development companies, real estate investment trusts, and closed-end funds, and selected because of their exposure to a range of U.S. alternative credit sectors (tradeable high yield, structured, and private credit) and borrower segments (households, corporations, and commercial real estate sponsors). GLACI is the first index constructed to provide diversified exposure to these alternative credit sectors and segments.

24	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

ICE BofA Merrill Lynch U.S. High Yield Index:

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate bond debt securities issued in the U.S.

ICE BofA U.S. 3-Month Treasury Bill Index:

This ICE BofA U.S. 3-Month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

JP Morgan CEMBI Diversified Index:

The JP Morgan CEMBI Diversified Index is an alternatively weighted version of the JP Morgan CEMBI Index (a comprehensive U.S. dollar-denominated emerging market corporate bond index) which limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

Long Call Spread:

A long call spread is an option trading strategy designed to benefit from a stock’s limited increase in price. The strategy uses two call options — buying a lower strike call and selling a higher strike call — to create a range consisting of a lower strike price and an upper strike price. The long call spread helps to limit losses of owning stock but it also limits the gains.

Mortgage-backed security (MBS):

A mortgage backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages.

WisdomTree Trust	25

Description of Terms and Indexes (unaudited) (continued)

MSCI AC World Index:

The MSCI AC World Index is a free float adjusted market capitalization index that is designed to measure the performance of the world stock indexes covered by MSCI.

NYSE ARCA Gold Miners Index:

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index that measures the performance of global gold mining companies.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived as high, investors tend to gravitate toward lower-risk investments (i.e.,“Risk-off”).

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee designed to represent the performance of the leading industries in the United States economy.

S&P GSCI Index:

The S&P GSCI Index comprises the principal physical commodities that are the subject to active, liquid futures markets.

SG Trend Index:

The SG Trend Index (f.k.a. SG Trend-Sub Index) is an equal-weighted index that is designed to track the 10 largest (by AUM) trend following Commodity Trading Advisors and be representative of the trend followers in the managed futures space.

Spot Rate and Non-Deliverable Forward (“NDF”) Rate Returns:

A “spot” rate is the foreign exchange rate on foreign currency contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

TOPS® Global Equity Target Range Index:

The TOPS® Global Equity Target Range Index tracks the performance of a systematic collateralized conditional call / call spread strategy.

Volos U.S. Large Cap Target 2.5% PutWrite Index:

The Volos U.S. Large Cap Target 2.5% PutWrite index tracks the performance of a systematic collateralized PutWrite strategy. At any point in time the strategy has two short put options on SPDR® ETF Trust, with different expiration dates, and a collateral account that accrues interest at a theoretical Treasury Bill rate on a daily basis.

WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index:

The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is a rules-based alternatively weighted index that is designed to provide exposure to U.S. high yield corporate bonds with a short position in U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration.

* * * * * *

Bloomberg® and the Bloomberg Indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by WisdomTree. Bloomberg is not affiliated with WisdomTree, and Bloomberg does not approve, endorse, review, or recommend each of AGGY, SHAG, AGZD or UNIY. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to each of AGGY, SHAG, AGZD or UNIY.

26	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“ICE BofA Merrill Lynch”) indices and related information, the name “ICE BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from ICE BofA Merrill Lynch, and may not be copied, used, or distributed without ICE BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by ICE BofA Merrill Lynch. ICE BofA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Neither Volos nor any other party guarantees the accuracy and/or the completeness of the Volos U.S. Large Cap Target 2.5% PutWrite Index (the “Index”) or any Index data included herein. Neither Volos nor any other party makes any warranty, express or implied, as to results to be obtained from the use of the Index or any Index data included herein. Volos expressly disclaims any liability for any errors or omissions in the Index or Index data and no party may rely on the Index or Index data contained in this communication. Volos does not promote, sponsor or endorse the content of this communication.

The Gapstow Liquid Alternative Credit Index is a registered service mark of Gapstow Capital Partners L.P. and has been licensed for use by WisdomTree Asset Management and WisdomTree Trust as the issuer of the WisdomTree Alternative Income Fund. The WisdomTree Alternative Income Fund is not sponsored, endorsed, sold, or promoted by Gapstow Capital Partners L.P., and it makes no representation regarding the advisability of investing in the Fund. GAPSTOW CAPITAL PARTNERS L.P. AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE WISDOMTREE ALTERNATIVE INCOME FUND. Gapstow Capital Partners L.P. contracts with a calculation agent to independently calculate and publish the Gapstow Liquid Alternative Credit Index, and Gapstow Capital Partners L.P. cannot assure its accuracy. The publication of the Gapstow Liquid Alternative Credit Index does not constitute a recommendation by Gapstow Capital Partners L.P. to invest in the WisdomTree Alternative Income Fund. Gapstow Capital Partners L.P. offers no guarantee or assurance with regard to the results of using the Gapstow Liquid Alternative Credit Index.

WisdomTree, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

* * * * * *

WisdomTree Trust	27

Description of Terms and Indexes (unaudited) (concluded)

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	EUR	Euro	PHP	Philippine peso
BRL	Brazilian real	GBP	British pound	PLN	Polish zloty
CAD	Canadian dollar	HUF	Hungary forint	RON	Romanian leu
CHF	Swiss franc	IDR	Indonesian rupiah	SGD	Singapore dollar
CLP	Chilean peso	INR	Indian rupee	THB	Thai baht
CNH	Offshore Chinese renminbi	JPY	Japanese yen	TRY	Turkish new lira
CNY	Chinese yuan	KRW	South Korean won	TWD	New Taiwan dollar
COP	Colombian peso	MXN	Mexican peso	USD	U.S. dollar
CZK	Czech koruna	MYR	Malaysian ringgit	ZAR	South African rand
EGP	Egyptian pound	PEN	Peruvian nuevo sol

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
HECM	Home Equity Conversion Mortgage
HRW	Hard Red Winter
PIK	Payment In Kind
RBOB	Reformulated Blendstock for Oxygenate Blending
REMIC	Real Estate Mortgage Investment Conduit
ULSD	Ultra-Low-Sulfur Diesel
WTI	West Texas Intermediate

28	WisdomTree Trust

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 93.3%

U.S. Treasury Bills – 93.3%
5.07%, 9/14/23*	$46,513,000	$46,425,030
5.38%, 9/19/23*	44,110,000	43,993,769
5.40%, 10/19/23*	47,730,000	47,393,265
5.42%, 12/7/23*	46,250,000	45,595,215
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $183,416,752)		183,407,279

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(a) (Cost: $8,871,143)	176,500	$8,885,010

TOTAL INVESTMENTS IN SECURITIES – 97.8% (Cost: $192,287,895)		192,292,289

Other Assets less Liabilities – 2.2%		4,284,732

NET ASSETS – 100.0%		$196,577,021
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2023 were as follows:

Affiliate	Value at 8/31/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2023	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$16,758,375	$10,827,294	$18,731,775	$5,123	$25,993	$8,885,010	$588,385	$908

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America NA	9/6/2023	50,900,000	EUR	55,195,960	USD	$27	$—
Bank of America NA	9/6/2023	15,115,000	GBP	19,147,652	USD	117	—
Bank of America NA	9/6/2023	453,384	USD	3,270,000	CNH	4,038	—
Bank of America NA	9/6/2023	829,745	USD	118,795,000	JPY	13,129	—
Bank of America NA	10/5/2023	56,906,590	USD	52,405,000	EUR	—	(919)
Bank of America NA	10/5/2023	19,903,753	USD	15,710,000	GBP	—	(461)
Barclays Bank PLC	9/6/2023	492,000,000	KRW	371,964	USD	288	—
Barclays Bank PLC	9/6/2023	277,441	USD	425,000	AUD	2,053	—
Barclays Bank PLC	9/6/2023	744,043	USD	1,000,000	CAD	3,908	—
Barclays Bank PLC	9/6/2023	314,392	USD	275,000	CHF	3,045	—
Barclays Bank PLC	9/6/2023	452,353	USD	3,270,000	CNH	3,006	—
Barclays Bank PLC	9/6/2023	59,445,150	USD	53,975,000	EUR	914,632	—
Barclays Bank PLC	9/6/2023	1,906,971	USD	1,735,000	EUR	25,537	—
Barclays Bank PLC	9/6/2023	659,174	USD	520,000	GBP	435	—
Barclays Bank PLC	9/6/2023	214,935	USD	17,770,000	INR	294	—
Barclays Bank PLC	9/6/2023	824,559	USD	118,985,000	JPY	6,637	—
Barclays Bank PLC	9/6/2023	83,562	USD	109,000,000	KRW	1,092	—
Barclays Bank PLC	9/6/2023	602,530	USD	10,310,000	MXN	—	(2,043)
Barclays Bank PLC	9/6/2023	170,604	USD	230,000	SGD	417	—
Barclays Bank PLC	9/6/2023	59,129	USD	1,870,000	TWD	402	—
Citibank NA	9/6/2023	50,210,000	INR	603,333	USD	3,148	—
Citibank NA	9/6/2023	929,000,000	KRW	693,154	USD	9,736	—
Citibank NA	9/6/2023	12,000,000	TWD	376,352	USD	501	—
Citibank NA	9/6/2023	745,296	USD	1,000,000	CAD	5,161	—
Citibank NA	9/6/2023	5,587,082	USD	459,880,000	INR	32,245	—
Citibank NA	9/6/2023	178,049	USD	14,750,000	INR	—	(114)
Citibank NA	9/6/2023	207,933	USD	273,000,000	KRW	1,379	—
Citibank NA	9/6/2023	207,308	USD	273,000,000	KRW	754	—
Citibank NA	9/6/2023	4,585,573	USD	144,020,000	TWD	62,701	—
Citibank NA	9/6/2023	148,291	USD	4,710,000	TWD	376	—

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2023

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	9/6/2023	12,345,000	AUD	7,999,560	USD	$—	$(327)
Goldman Sachs	9/6/2023	29,095,000	CAD	21,534,146	USD	91	—
Goldman Sachs	9/6/2023	26,620,000	INR	321,727	USD	—	(187)
Goldman Sachs	9/6/2023	248,497	USD	329,000,000	KRW	—	(428)
Goldman Sachs	9/6/2023	603,540	USD	10,345,000	MXN	—	(3,086)
Goldman Sachs	10/5/2023	8,540,267	USD	13,165,000	AUD	540	—
Goldman Sachs	10/5/2023	22,768,502	USD	30,750,000	CAD	—	(134)
HSBC Holdings PLC	9/6/2023	430,315,000	INR	5,209,625	USD	—	(11,900)
HSBC Holdings PLC	9/6/2023	7,963,655,000	KRW	6,005,773	USD	19,604	—
HSBC Holdings PLC	9/6/2023	9,776,605	USD	8,495,000	CHF	158,802	—
HSBC Holdings PLC	9/6/2023	20,729,720	USD	16,150,000	GBP	270,807	—
HSBC Holdings PLC	9/6/2023	5,333,032	USD	7,080,000	SGD	94,214	—
HSBC Holdings PLC	10/5/2023	5,381,411	USD	445,075,000	INR	10,893	—
HSBC Holdings PLC	10/6/2023	6,423,733	USD	8,504,830,000	KRW	—	(21,654)
JP Morgan Chase Bank NA	9/6/2023	170,000	AUD	111,357	USD	—	(1,202)
JP Morgan Chase Bank NA	9/6/2023	770,000	AUD	498,902	USD	37	—
JP Morgan Chase Bank NA	9/6/2023	400,000	CAD	299,878	USD	—	(3,824)
JP Morgan Chase Bank NA	9/6/2023	1,810,000	CAD	1,337,502	USD	2,143	—
JP Morgan Chase Bank NA	9/6/2023	110,000	CHF	125,748	USD	—	(1,209)
JP Morgan Chase Bank NA	9/6/2023	495,000	CHF	563,666	USD	—	(3,241)
JP Morgan Chase Bank NA	9/6/2023	1,305,000	CNH	181,661	USD	—	(2,335)
JP Morgan Chase Bank NA	9/6/2023	5,890,000	CNH	806,967	USD	2,406	—
JP Morgan Chase Bank NA	9/6/2023	695,000	EUR	761,535	USD	—	(7,877)
JP Morgan Chase Bank NA	9/6/2023	3,145,000	EUR	3,435,853	USD	—	(25,413)
JP Morgan Chase Bank NA	9/6/2023	210,000	GBP	267,052	USD	—	(1,023)
JP Morgan Chase Bank NA	9/6/2023	940,000	GBP	1,195,438	USD	—	(4,641)
JP Morgan Chase Bank NA	9/6/2023	47,500,000	JPY	332,977	USD	—	(6,454)
JP Morgan Chase Bank NA	9/6/2023	215,375,000	JPY	1,473,578	USD	6,945	—
JP Morgan Chase Bank NA	9/6/2023	3,481,620,000	JPY	23,933,002	USD	213	—
JP Morgan Chase Bank NA	9/6/2023	4,090,000	MXN	238,730	USD	1,106	—
JP Morgan Chase Bank NA	9/6/2023	18,670,000	MXN	1,113,045	USD	—	(18,246)
JP Morgan Chase Bank NA	9/6/2023	299,615,000	MXN	17,569,408	USD	—	(140)
JP Morgan Chase Bank NA	9/6/2023	90,000	SGD	67,176	USD	—	(581)
JP Morgan Chase Bank NA	9/6/2023	500,000	SGD	370,472	USD	—	(499)
JP Morgan Chase Bank NA	9/6/2023	6,830,000	SGD	5,054,007	USD	—	(176)
JP Morgan Chase Bank NA	9/6/2023	8,870,473	USD	13,190,000	AUD	323,702	—
JP Morgan Chase Bank NA	9/6/2023	111,712	USD	170,000	AUD	1,557	—
JP Morgan Chase Bank NA	9/6/2023	331,148	USD	515,000	AUD	—	(2,558)
JP Morgan Chase Bank NA	9/6/2023	23,588,449	USD	31,090,000	CAD	577,642	—
JP Morgan Chase Bank NA	9/6/2023	298,931	USD	400,000	CAD	2,877	—
JP Morgan Chase Bank NA	9/6/2023	885,951	USD	1,205,000	CAD	—	(5,912)
JP Morgan Chase Bank NA	9/6/2023	172,296	USD	150,000	CHF	2,470	—
JP Morgan Chase Bank NA	9/6/2023	373,737	USD	330,000	CHF	120	—
JP Morgan Chase Bank NA	9/6/2023	14,309,716	USD	101,950,000	CNH	300,275	—
JP Morgan Chase Bank NA	9/6/2023	182,019	USD	1,305,000	CNH	2,693	—
JP Morgan Chase Bank NA	9/6/2023	540,294	USD	3,940,000	CNH	—	(1,120)
JP Morgan Chase Bank NA	9/6/2023	765,995	USD	695,000	EUR	12,337	—
JP Morgan Chase Bank NA	9/6/2023	2,597,016	USD	2,400,000	EUR	—	(5,545)
JP Morgan Chase Bank NA	9/6/2023	267,631	USD	210,000	GBP	1,601	—
JP Morgan Chase Bank NA	9/6/2023	794,072	USD	630,000	GBP	—	(4,016)
JP Morgan Chase Bank NA	9/6/2023	336,186	USD	47,465,000	JPY	9,904	—
JP Morgan Chase Bank NA	9/6/2023	984,144	USD	144,030,000	JPY	—	(5,941)
JP Morgan Chase Bank NA	9/6/2023	6,673,454	USD	8,509,655,000	KRW	234,968	—
JP Morgan Chase Bank NA	9/6/2023	19,005,503	USD	320,230,000	MXN	227,383	—
JP Morgan Chase Bank NA	9/6/2023	239,769	USD	4,120,000	MXN	—	(1,825)
JP Morgan Chase Bank NA	9/6/2023	736,785	USD	12,370,000	MXN	11,414	—
JP Morgan Chase Bank NA	9/6/2023	67,250	USD	90,000	SGD	655	—

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2023

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank NA	9/6/2023	210,316	USD	285,000	SGD	$—	$(568)
JP Morgan Chase Bank NA	10/5/2023	25,290,450	USD	3,662,090,000	JPY	—	(638)
JP Morgan Chase Bank NA	10/5/2023	18,022,106	USD	308,920,000	MXN	—	(180)
JP Morgan Chase Bank NA	10/5/2023	5,130,899	USD	6,925,000	SGD	78	—
Morgan Stanley & Co. International	9/6/2023	109,000,000	KRW	83,835	USD	—	(1,364)
Morgan Stanley & Co. International	9/6/2023	138,605,000	TWD	4,350,439	USD	2,377	—
Morgan Stanley & Co. International	9/6/2023	1,906,281	USD	1,735,000	EUR	24,846	—
Morgan Stanley & Co. International	9/6/2023	26,185,786	USD	3,705,220,000	JPY	715,508	—
Morgan Stanley & Co. International	10/5/2023	4,417,662	USD	140,570,000	TWD	—	(12,740)
Standard Chartered Bank	9/6/2023	1,440,000	AUD	922,870	USD	10,212	—
Standard Chartered Bank	9/6/2023	3,390,000	CAD	2,502,781	USD	6,277	—
Standard Chartered Bank	9/6/2023	935,000	CHF	1,061,529	USD	—	(2,948)
Standard Chartered Bank	9/6/2023	11,125,000	CNH	1,524,390	USD	4,350	—
Standard Chartered Bank	9/6/2023	5,800,000	EUR	6,311,102	USD	—	(21,579)
Standard Chartered Bank	9/6/2023	1,765,000	GBP	2,248,644	USD	—	(12,731)
Standard Chartered Bank	9/6/2023	5,890,000	INR	71,139	USD	5	—
Standard Chartered Bank	9/6/2023	390,000,000	JPY	2,689,648	USD	—	(8,725)
Standard Chartered Bank	9/6/2023	35,000,000	MXN	2,048,396	USD	3,986	—
Standard Chartered Bank	9/6/2023	500,000	SGD	368,816	USD	1,157	—
Standard Chartered Bank	9/6/2023	1,855,000	TWD	58,650	USD	—	(395)
Standard Chartered Bank	9/6/2023	8,550,000	TWD	268,688	USD	—	(180)
Standard Chartered Bank	9/6/2023	277,875	USD	425,000	AUD	2,486	—
Standard Chartered Bank	9/6/2023	314,294	USD	275,000	CHF	2,947	—
Standard Chartered Bank	9/6/2023	661,630	USD	520,000	GBP	2,891	—
Standard Chartered Bank	9/6/2023	71,188	USD	5,890,000	INR	43	—
Standard Chartered Bank	9/6/2023	177,793	USD	14,745,000	INR	—	(310)
Standard Chartered Bank	9/6/2023	174,759	USD	235,000	SGD	871	—
Standard Chartered Bank	9/6/2023	149,071	USD	4,725,000	TWD	685	—
Standard Chartered Bank	9/6/2023	178,298	USD	5,685,000	TWD	—	(236)
UBS AG	9/6/2023	7,985,000	CHF	9,040,315	USD	80	—
UBS AG	9/6/2023	95,415,000	CNH	13,110,425	USD	1,009	—
UBS AG	10/5/2023	9,397,963	USD	8,275,000	CHF	—	(288)
UBS AG	10/13/2023	13,821,918	USD	100,430,000	CNH	—	(2,498)
						$4,152,265	$(210,411)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$183,407,279	$—	$183,407,279
Exchange-Traded Fund	8,885,010	—	—	8,885,010
Total Investments in Securities	$8,885,010	$183,407,279	$—	$192,292,289
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$4,152,265	$—	$4,152,265
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(210,411)	$—	$(210,411)
Total – Net	$8,885,010	$187,349,133	$—	$196,234,143
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 67.9%

U.S. Treasury Bills – 67.9%
4.96%, 9/14/23*	$7,904,000	$7,889,051
5.00%, 9/21/23*	8,571,000	8,545,930
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $16,438,301)		16,434,981

	Shares

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,069,367)	21,300	1,072,242
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 27.2%

United States – 27.2%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/23 (tri-party custodian: The Bank of New York Mellon Corp.), 5.30% due 9/1/23; Proceeds at maturity – $6,580,969 (fully collateralized by Ginnie Mae I Construction Loan, 2.29% – 4.65% due 1/15/64 – 5/15/64, Ginnie Mae II HECM, 4.632% due 3/20/64; Market value including accrued interest – $6,909,579)

(Cost: $6,580,000)	$6,580,000	$6,580,000

TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $24,087,668)		24,087,223

Other Assets less Liabilities – 0.4%		106,465

NET ASSETS – 100.0%		$24,193,688
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2023 were as follows:

Affiliate	Value at 8/31/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2023	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$1,120,575	$—	$50,457	$252	$1,872	$1,072,242	$50,211	$57

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Citibank NA	9/13/2023	4,458,907	USD	32,200,000	CNY	$—	$(12,210)
Citibank NA	11/13/2023	900,776	USD	6,500,000	CNY	1,257	—
Citibank NA	12/13/2023	32,200,000	CNY	4,453,973	USD	7,847	—
HSBC Holdings PLC	10/20/2023	27,500,000	CNH	3,821,718	USD	—	(45,552)
HSBC Holdings PLC	10/20/2023	54,500,000	CNY	7,596,878	USD	—	(55,307)
Standard Chartered Bank	10/20/2023	178,931	USD	1,300,000	CNH	421	—
UBS AG†	9/13/2023	32,200,000	CNY	4,586,764	USD	—	(115,646)
UBS AG†	11/13/2023	68,000,000	CNY	9,577,735	USD	—	(167,385)
						$9,525	$(396,100)
†	As of August 31, 2023, the Fund posted cash collateral of $410,000 with the counterparty, UBS AG, for foreign currency contracts.

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$16,434,981	$—	$16,434,981
Exchange-Traded Fund	1,072,242	—	—	1,072,242
Repurchase Agreement	—	6,580,000	—	6,580,000
Total Investments in Securities	$1,072,242	$23,014,981	$—	$24,087,223
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$9,525	$—	$9,525
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(396,100)	$—	$(396,100)
Total – Net	$1,072,242	$22,628,406	$—	$23,700,648
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 97.4%

U.S. Treasury Bills – 97.4%
5.08%, 9/14/23*	$4,150,000	$4,142,151
5.40%, 10/19/23*	4,500,000	4,468,253
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $8,611,021)		8,610,404

	Shares

EXCHANGE-TRADED FUND – 3.9%

United States – 3.9%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $341,394)	6,800	342,312
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 0.7%

United States – 0.7%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/23 (tri-party custodian: The Bank of New York Mellon Corp.), 5.30% due 9/1/23; Proceeds at maturity – $60,009 (fully collateralized by U.S. Treasury Note, 2.25% due 10/31/24; Market value including accrued interest – $61,206)

(Cost: $60,000)	$60,000	$60,000

TOTAL INVESTMENTS IN SECURITIES – 102.0% (Cost: $9,012,415)		9,012,716

Other Assets less Liabilities – (2.0)%		(173,498)

NET ASSETS – 100.0%		$8,839,218
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2023 were as follows:

Affiliate	Value at 8/31/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2023	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$341,700	$—	$—	$—	$612	$342,312	$15,380	$17

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Citibank NA	11/7/2023	52,910,000	INR	640,894	USD	$—	$(2,538)
Citibank NA	11/7/2023	817,695,000	KRW	643,961	USD	—	(23,594)
Citibank NA	11/7/2023	35,155,000	PHP	640,451	USD	—	(20,623)
Goldman Sachs	11/7/2023	2,890,000	MYR	640,798	USD	—	(15,079)
HSBC Holdings PLC	11/7/2023	4,575,000	CNH	645,234	USD	—	(16,313)
HSBC Holdings PLC	11/7/2023	9,657,575,000	IDR	638,264	USD	—	(5,118)
JP Morgan Chase Bank NA	11/7/2023	3,090,000	BRL	644,696	USD	—	(26,087)
JP Morgan Chase Bank NA	11/7/2023	538,060,000	CLP	644,468	USD	—	(20,492)
JP Morgan Chase Bank NA	11/7/2023	2,596,740,000	COP	645,076	USD	—	(22,227)
JP Morgan Chase Bank NA	11/7/2023	10,990,000	MXN	648,405	USD	—	(2,669)
JP Morgan Chase Bank NA	11/7/2023	2,600,000	PLN	647,267	USD	—	(18,326)
JP Morgan Chase Bank NA	11/7/2023	21,725,000	THB	636,394	USD	—	(10,551)
JP Morgan Chase Bank NA	11/7/2023	18,385,000	TRY	646,745	USD	11,774	—
JP Morgan Chase Bank NA	11/7/2023	11,505,000	ZAR	646,869	USD	—	(42,614)
						$11,774	$(226,231)

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$8,610,404	$—	$8,610,404
Exchange-Traded Fund	342,312	—	—	342,312
Repurchase Agreement	—	60,000	—	60,000
Total Investments in Securities	$342,312	$8,670,404	$—	$9,012,716
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$11,774	$—	$11,774
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(226,231)	$—	$(226,231)
Total – Net	$342,312	$8,455,947	$—	$8,798,259
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 91.7%

Argentina – 0.7%

YPF SA 6.95%, 7/21/27(a)	$340,000	$287,366

Australia – 1.2%

AngloGold Ashanti Holdings PLC 3.75%, 10/1/30	600,000	500,145

Austria – 0.6%

Suzano Austria GmbH 7.00%, 3/16/47(b)(c)	226,000	226,089

Brazil – 6.3%

Banco do Brasil SA
9.00%, 6/18/24, (9.00% fixed rate until 6/18/24; 10-year Constant Maturity Treasury Rate + 6.362% thereafter)(a)(d)(e)	250,000	251,162
6.25%, 4/18/30(b)	225,000	223,674

Braskem Netherlands Finance BV 7.25%, 2/13/33(a)	200,000	189,440

Cosan Luxembourg SA 7.50%, 6/27/30(b)	275,000	275,000

CSN Resources SA 4.63%, 6/10/31(b)	325,000	247,065

Embraer Netherlands Finance BV 5.40%, 2/1/27	200,000	196,925
7.00%, 7/28/30(b)	400,000	405,080

Fibria Overseas Finance Ltd. 5.50%, 1/17/27	50,000	50,016

Minerva Luxembourg SA 4.38%, 3/18/31(b)	275,000	218,886

Nexa Resources SA 6.50%, 1/18/28(a)	500,000	480,440

Total Brazil		2,537,688

Cayman Islands – 0.5%

CK Hutchison International 23 Ltd. 4.88%, 4/21/33(b)	225,000	217,001

Chile – 4.4%

Antofagasta PLC 5.63%, 5/13/32(a)	200,000	195,000

Banco de Credito e Inversiones SA 2.88%, 10/14/31(a)	200,000	164,337

Celulosa Arauco y Constitucion SA 4.50%, 8/1/24	200,000	196,629

Chile Electricity Lux MPC Sarl 6.01%, 1/20/33(b)	300,000	303,690

Empresa Nacional del Petroleo 6.15%, 5/10/33(b)	225,000	222,256

Engie Energia Chile SA 3.40%, 1/28/30(a)	550,000	462,457

Telefonica Moviles Chile SA 3.54%, 11/18/31(a)	300,000	229,500

Total Chile		1,773,869

China – 4.4%

Alibaba Group Holding Ltd. 3.60%, 11/28/24	350,000	340,706

ENN Clean Energy International Investment Ltd. 3.38%, 5/12/26(b)	300,000	275,818

Lenovo Group Ltd. 5.83%, 1/27/28(b)	350,000	346,766
6.54%, 7/27/32(b)	330,000	332,107

MGM China Holdings Ltd. 4.75%, 2/1/27(a)	325,000	294,328

Tencent Holdings Ltd. 3.98%, 4/11/29(a)	200,000	184,160

Total China		1,773,885

Colombia – 4.5%

Bancolombia SA
4.63%, 12/18/29, (4.625% fixed rate until 12/18/24; 5-year Constant Maturity Treasury Rate + 2.944% thereafter)(d)	385,000	339,466

Ecopetrol SA 8.63%, 1/19/29	225,000	229,781
8.88%, 1/13/33	525,000	533,085

Geopark Ltd. 5.50%, 1/17/27(b)	375,000	323,062

Millicom International Cellular SA 4.50%, 4/27/31(b)(c)	225,000	177,678

Oleoducto Central SA 4.00%, 7/14/27(a)	227,000	203,733

Total Colombia		1,806,805

Ghana – 0.4%

Tullow Oil PLC 10.25%, 5/15/26(b)	188,000	156,965

Guatemala – 1.2%

Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.25%, 4/27/29(b)	260,000	237,900

CT Trust 5.13%, 2/3/32(b)	300,000	247,688

Total Guatemala		485,588

Hong Kong – 1.3%

Melco Resorts Finance Ltd. 5.75%, 7/21/28(b)	275,000	243,792
5.75%, 7/21/28(a)	325,000	288,117

Total Hong Kong		531,909

India – 4.5%

Adani Ports & Special Economic Zone Ltd. 4.38%, 7/3/29(a)	250,000	199,415

JSW Steel Ltd. 5.05%, 4/5/32(b)	600,000	489,009

Network i2i Ltd.
3.98%, 3/3/26, (3.975% fixed rate until 3/3/26; 5-year Constant Maturity Treasury Rate + 3.39% thereafter)(b)(c)(d)(e)	300,000	275,648

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2023

Investments	Principal Amount	Value

Reliance Industries Ltd. 2.88%, 1/12/32(b)	$335,000	$275,879

Summit Digitel Infrastructure Ltd. 2.88%, 8/12/31(b)	350,000	275,650

Vedanta Resources Finance II PLC 8.95%, 3/11/25(b)	450,000	294,412

Total India		1,810,013

Indonesia – 1.1%

Medco Bell Pte Ltd. 6.38%, 1/30/27(b)	478,000	445,859

Ireland – 1.1%

C&W Senior Financing DAC 6.88%, 9/15/27(a)	475,000	441,750

Israel – 4.1%

Bank Hapoalim BM
3.26%, 1/21/32, (3.255% fixed rate until 10/21/26; 5-year Constant Maturity Treasury Rate + 2.155% thereafter)(a)(d)	275,000	236,628

Energian Israel Finance Ltd. 8.50%, 9/30/33(a)	325,000	329,469

Israel Discount Bank Ltd. 5.38%, 1/26/28(a)	375,000	369,105

Israel Electric Corp. Ltd. 4.25%, 8/14/28(a)	300,000	280,036

Teva Pharmaceutical Finance Netherlands III BV 8.13%, 9/15/31(c)	400,000	424,288

Total Israel		1,639,526

Kazakhstan – 0.9%

KazMunayGas National Co. JSC 3.50%, 4/14/33(a)	225,000	169,856
6.38%, 10/24/48(a)	225,000	188,891

Total Kazakhstan		358,747

Kuwait – 1.9%

MEGlobal BV 4.25%, 11/3/26(a)	200,000	191,830
2.63%, 4/28/28(b)	350,000	308,786

NBK Tier 1 Financing 2 Ltd.
4.50%, 8/27/25, (4.50% fixed rate until 8/27/25; 6-year Constant Maturity Treasury Rate + 2.832% thereafter)(b)(d)(e)	300,000	276,979

Total Kuwait		777,595

Luxembourg – 1.3%

Altice Financing SA 5.75%, 8/15/29(b)	325,000	259,188

EIG Pearl Holdings Sarl 3.55%, 8/31/36(b)	325,000	271,009

Total Luxembourg		530,197

Malaysia – 2.3%

CIMB Bank Bhd 2.13%, 7/20/27(b)	225,000	200,973

GENM Capital Labuan Ltd. 3.88%, 4/19/31(b)	375,000	300,681

MISC Capital Two Labuan Ltd. 3.75%, 4/6/27(b)	450,000	421,196

Total Malaysia		922,850

Mexico – 8.5%

Alpek SAB de CV 4.25%, 9/18/29(b)	400,000	359,354

Banco Mercantil del Norte SA
7.50%, 6/27/29, (7.50% fixed rate until 6/27/29; 10-year Constant Maturity Treasury Rate + 5.47% thereafter)(a)(d)(e)	200,000	183,207
7.50%, 6/27/29, (7.50% fixed rate until 6/27/29; 10-year Constant Maturity Treasury Rate + 5.47% thereafter)(b)(d)(e)	200,000	183,207

BBVA Bancomer SA
8.45%, 6/29/38, (8.45% fixed rate until 6/29/33; 5-year Constant Maturity Treasury Rate + 4.66% thereafter)(b)(d)	400,000	399,960

Cemex SAB de CV
5.13%, 6/8/26, (5.125% fixed rate until 6/8/26; 5-year Constant Maturity Treasury Rate + 4.534% thereafter)(a)(d)(e)	225,000	209,531
9.13%, 3/14/28, (9.125% fixed rate until 3/14/28; 5-year Constant Maturity Treasury Rate + 5.157% thereafter)(b)(d)(e)	400,000	417,920
5.20%, 9/17/30(b)	200,000	187,004

GCC SAB de CV Co. 3.61%, 4/20/32(b)	200,000	167,384

Petroleos Mexicanos 6.88%, 8/4/26	325,000	296,595
6.70%, 2/16/32	250,000	189,000
10.00%, 2/7/33(b)	400,000	362,920
10.00%, 2/7/33(a)	225,000	204,143

Southern Copper Corp. 3.88%, 4/23/25	300,000	290,437

Total Mexico		3,450,662

Mongolia – 2.6%

Minerva Luxembourg SA 4.38%, 3/18/31(a)	425,000	338,279

Sands China Ltd. 5.65%, 8/8/28	775,000	732,824

Total Mongolia		1,071,103

Morocco – 0.4%

OCP SA 6.88%, 4/25/44(a)	200,000	179,998

Netherlands – 0.9%

Sigma Finance Netherlands BV 4.88%, 3/27/28(b)	385,000	370,222

Nigeria – 0.5%

IHS Netherlands Holdco BV 8.00%, 9/18/27(a)	225,000	202,212

Oman – 0.6%

Oryx Funding Ltd. 5.80%, 2/3/31(b)	250,000	241,044

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2023

Investments	Principal Amount	Value

Panama – 1.3%

AES Panama Generation Holdings SRL 4.38%, 5/31/30(a)	$198,209	$172,632
4.38%, 5/31/30(b)	396,419	345,263

Total Panama		517,895

Peru – 0.7%

Banco de Credito del Peru SA
3.13%, 7/1/30, (3.125% fixed rate until 7/1/25; 5-year Constant Maturity Treasury Rate + 3.00% thereafter)(a)(c)(d)	285,000	265,338

Poland – 0.9%

Canpack SA / Canpack U.S. LLC 3.13%, 11/1/25(b)	384,000	359,393

Qatar – 1.7%

Commercial Bank PSQC
4.50%, 3/3/26, (4.50% fixed rate until 3/3/26; 5-year Constant Maturity Treasury Rate + 3.874% thereafter)(a)(d)(e)	400,000	363,798

Ooredoo International Finance Ltd. 2.63%, 4/8/31(b)	375,000	319,337

Total Qatar		683,135

Russia – 0.1%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.95%, 4/15/30, (5.95% fixed rate until 4/15/25: 5-year Constant Maturity Treasury Rate + 4.546% thereafter)(b)(d)(f)*	350,000	21,000

Sovcombank Via SovCom Capital DAC
7.75%, 5/6/25, (7.75% fixed rate until 5/6/25; 5-year Constant Maturity Treasury Rate + 6.38% thereafter)(b)(d)(e)(f)*	300,000	26,063

Total Russia		47,063

Saudi Arabia – 2.9%

EIG Pearl Holdings Sarl 4.39%, 11/30/46(a)	350,000	265,109

Greensaif Pipelines Bidco Sarl 6.13%, 2/23/38(b)	325,000	326,664

Saudi Arabian Oil Co. 2.25%, 11/24/30(b)	700,000	576,716

Total Saudi Arabia		1,168,489

Singapore – 0.5%

Oversea-Chinese Banking Corp. Ltd.
1.83%, 9/10/30, (1.832% fixed rate until 9/10/25; 5-year Constant Maturity Treasury Rate + 1.58% thereafter)(b)(d)	225,000	207,127

South Africa – 2.4%

Bidvest Group UK PLC 3.63%, 9/23/26(a)	200,000	178,375
3.63%, 9/23/26(b)	425,000	379,047

Gold Fields Orogen Holdings BVI Ltd. 5.13%, 5/15/24(a)	425,000	421,132

Total South Africa		978,554

South Korea – 6.7%

GS Caltex Corp. 5.38%, 8/7/28(b)	300,000	297,975

Hanwha Q Cells Americas Holdings Corp. 5.00%, 7/27/28(b)	250,000	247,500

Kookmin Bank 2.50%, 11/4/30(b)	475,000	385,135

POSCO 5.63%, 1/17/26(b)	450,000	449,737
5.75%, 1/17/28(b)(c)	325,000	327,681

Shinhan Financial Group Co. Ltd.
2.88%, 5/12/26, (2.875% fixed rate until 5/12/26; 5-year Constant Maturity Treasury Rate + 2.064% thereafter)(b)(d)(e)	300,000	265,000
5.00%, 7/24/28(b)	325,000	319,559

SK Hynix, Inc. 3.00%, 9/17/24(a)	200,000	193,444
2.38%, 1/19/31(b)	300,000	232,652

Total South Korea		2,718,683

Spain – 1.5%

Banco Santander SA 5.59%, 8/8/28	200,000	198,577
6.92%, 8/8/33	400,000	398,926

Total Spain		597,503

Taiwan – 0.8%

TSMC Global Ltd. 4.63%, 7/22/32(b)	350,000	341,807

Thailand – 2.7%

Bangkok Bank PCL
3.73%, 9/25/34, (3.733% fixed rate until 9/25/29; 5-year Constant Maturity Treasury Rate + 1.90% thereafter)(a)(d)	500,000	425,400

GC Treasury Center Co. Ltd. 4.40%, 3/30/32(b)	440,000	380,642

Thaioil Treasury Center Co. Ltd. 4.63%, 11/20/28(a)	300,000	284,464

Total Thailand		1,090,506

Turkey – 2.4%

Akbank TAS 6.80%, 2/6/26(a)	300,000	294,581

Turkiye Is Bankasi AS 6.13%, 4/25/24(a)	200,000	199,500

Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(b)	500,000	490,587

Total Turkey		984,668

United Arab Emirates – 3.6%

DP World Ltd. 6.85%, 7/2/37(a)	270,000	290,130

Emirates NBD Bank PJSC
6.13%, 3/20/25, (6.125% fixed rate until 3/20/25; 6-year Constant Maturity Treasury Rate + 3.656% thereafter)(a)(d)(e)	350,000	348,497

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2023

Investments	Principal Amount	Value

Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27(a)	$364,686	$337,316
2.16%, 3/31/34(b)	266,130	225,139
2.94%, 9/30/40(b)	3,717	2,931

Sweihan PV Power Co. PJSC 3.63%, 1/31/49(b)	315,091	248,580

Total United Arab Emirates		1,452,593

United Kingdom – 5.8%

Anglo American Capital PLC 5.50%, 5/2/33(b)(c)	275,000	265,892

Antofagasta PLC 5.63%, 5/13/32(b)(c)	275,000	268,125

CK Hutchison International 21 Ltd. 2.50%, 4/15/31(b)	350,000	288,749

HSBC Holdings PLC
5.89%, 8/14/27, (5.887% fixed rate until 8/14/26; Secured Overnight Financing Rate + 1.57% thereafter)(d)	600,000	597,443
6.55%, 6/20/34, (6.547% fixed rate until 6/20/33; Secured Overnight Financing Rate + 2.98% thereafter)(c)(d)	425,000	416,652

Standard Chartered PLC
6.17%, 1/9/27, (6.17% fixed rate until 1/9/26; 1-year Constant Maturity Treasury Rate + 2.05% thereafter)(b)(d)	250,000	250,851
6.30%, 1/9/29, (6.301% fixed rate until 1/9/28; 1-year Constant Maturity Treasury Rate +2.45% thereafter)(b)(d)	250,000	252,235

Total United Kingdom		2,339,947

United States – 1.5%

Hyundai Capital America 5.68%, 6/26/28(b)	300,000	298,157

Sasol Financing USA LLC 8.75%, 5/3/29(b)	325,000	318,906

Total United States		617,063
TOTAL CORPORATE BONDS (Cost: $40,201,087)		37,108,852

FOREIGN GOVERNMENT AGENCIES – 2.4%

Hungary – 0.6%

Magyar Export-Import Bank Zrt 6.13%, 12/4/27(b)	275,000	273,844

India – 0.8%

Export-Import Bank of India 5.50%, 1/18/33(b)	325,000	320,321

Poland – 0.5%

Bank Gospodarstwa Krajowego 5.38%, 5/22/33(b)	200,000	196,250

South Korea – 0.5%

Korea Electric Power Corp. 3.63%, 6/14/25(b)	200,000	193,679
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $996,921)		984,094
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.8%

United States – 3.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(g)
(Cost: $1,523,318)	1,523,318	1,523,318

TOTAL INVESTMENTS IN SECURITIES – 97.9% (Cost: $42,721,326)		39,616,264

Other Assets less Liabilities – 2.1%		857,846

NET ASSETS – 100.0%		$40,474,110
*	Non-income producing security.

(a)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,695,356. The Fund also had securities on loan having a total market value of $177,420 that were sold and pending settlement. The total market value of the collateral held by the Fund was $1,930,664. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $407,346.

(d)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.

(e)	The security has a perpetual maturity; the date displayed is the next call date.

(f)	Security is in default on interest payments.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2023.

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	9	12/29/23	$(962,297)	$(4,289)
10 Year U.S. Treasury Note	19	12/19/23	(2,109,594)	(16,609)
Ultra 10 Year U.S. Treasury Note	37	12/19/23	(4,296,047)	(43,649)
			$(7,367,938)	$(64,547)

Long Exposure
2 Year U.S. Treasury Note	25	12/29/23	$5,095,117	$15,039
U.S. Treasury Long Bond	1	12/19/23	121,688	250
U.S. Treasury Ultra Long Term Bond	12	12/19/23	1,553,625	24,750
			$6,770,430	$40,039
Total – Net			$(597,508)	$(24,508)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$37,108,852	$—	$37,108,852
Foreign Government Agencies	—	984,094	—	984,094
Investment of Cash Collateral for Securities Loaned	—	1,523,318	—	1,523,318
Total Investments in Securities	$—	$39,616,264	$—	$39,616,264
Financial Derivative Instruments
Futures Contracts[1]	$40,039	$—	$—	$40,039
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(64,547)	$—	$—	$(64,547)
Total – Net	$(24,508)	$39,616,264	$—	$39,591,756
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2023

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT OBLIGATIONS – 83.6%

Brazil – 12.4%

Brazil Letras do Tesouro Nacional
8.09%, 1/1/24, Series LTN(a)	10,970,000	BRL	$2,133,319
10.29%, 7/1/24, Series LTN(a)	12,755,000	BRL	2,362,037
12.68%, 7/1/25, Series LTN(a)	8,000,000	BRL	1,352,704
12.88%, 1/1/26, Series LTN(a)	4,000,000	BRL	643,644
13.02%, 7/1/26, Series LTN(a)	2,650,000	BRL	406,333

Brazil Notas do Tesouro Nacional
10.00%, 1/1/25, Series F	9,199,000	BRL	1,843,602
10.00%, 1/1/27, Series F	6,780,000	BRL	1,352,710
10.00%, 1/1/29, Series F	10,060,000	BRL	1,966,707
10.00%, 1/1/31, Series F	1,500,000	BRL	288,634
10.00%, 1/1/33, Series F	2,000,000	BRL	379,028

Total Brazil			12,728,718

Chile – 3.2%

Bonos de la Tesoreria de la Republica en pesos
2.50%, 3/1/25	790,000,000	CLP	887,287
4.50%, 3/1/26	535,000,000	CLP	606,255
5.00%, 10/1/28(b)	480,000,000	CLP	544,906
4.70%, 9/1/30(b)	175,000,000	CLP	192,660
5.00%, 3/1/35	650,000,000	CLP	715,967
6.00%, 1/1/43, Series 30YR	295,000,000	CLP	360,586

Total Chile			3,307,661

China – 6.3%

China Development Bank
3.41%, 6/7/31, Series 2110	2,000,000	CNY	287,584

China Government Bond
2.18%, 8/25/25	3,500,000	CNY	480,701
3.12%, 12/5/26, Series 1916	6,250,000	CNY	885,062
2.85%, 6/4/27	1,700,000	CNY	237,844
3.25%, 11/22/28, Series 1827	2,300,000	CNY	329,745
3.29%, 5/23/29, Series 1906	5,000,000	CNY	718,860
3.13%, 11/21/29, Series 1915	5,200,000	CNY	742,136
2.68%, 5/21/30	11,270,000	CNY	1,560,955
2.80%, 11/15/32	4,000,000	CNY	556,918
3.81%, 9/14/50	4,000,000	CNY	640,048

Total China			6,439,853

Colombia – 9.0%

Colombian TES
10.00%, 7/24/24, Series B	4,158,700,000	COP	1,034,809
6.25%, 11/26/25, Series B	3,102,400,000	COP	708,932
7.50%, 8/26/26, Series B	5,104,300,000	COP	1,173,076
5.75%, 11/3/27, Series B	1,779,700,000	COP	374,067
6.00%, 4/28/28, Series B	4,422,600,000	COP	925,213
7.75%, 9/18/30, Series B	1,862,200,000	COP	401,797
7.00%, 3/26/31, Series B	6,800,000,000	COP	1,378,234
7.00%, 6/30/32, Series B	3,041,800,000	COP	595,361
7.25%, 10/18/34, Series B	2,210,400,000	COP	423,185
6.25%, 7/9/36, Series B	5,000,000,000	COP	846,568
9.25%, 5/28/42, Series B	5,000,000,000	COP	1,060,962
7.25%, 10/26/50, Series B	1,750,000,000	COP	293,295

Total Colombia			9,215,499

Czech Republic – 2.5%

Czech Republic Government Bond
0.45%, 10/25/23, Series 97	5,680,000	CZK	253,558
4.34%, 12/12/24, Series 135(a)	3,750,000	CZK	157,726
1.25%, 2/14/25, Series 120	11,900,000	CZK	505,652
0.25%, 2/10/27, Series 100	10,370,000	CZK	403,325
0.05%, 11/29/29, Series 130	8,550,000	CZK	296,138
1.20%, 3/13/31, Series 121	25,700,000	CZK	928,188

Total Czech Republic			2,544,587

Egypt – 0.0%

Egypt Government Bond 14.48%, 4/6/26	200,000	EGP	5,255
Hungary – 2.1%

Hungary Government Bond
6.00%, 11/24/23, Series 23/A	17,600,000	HUF	49,563
3.00%, 6/26/24, Series 24/B	87,840,000	HUF	237,765
2.50%, 10/24/24, Series 24/C(c)	130,000,000	HUF	343,512
1.00%, 11/26/25, Series 25/C(c)	121,300,000	HUF	295,174
3.00%, 10/27/27, Series 27/A	240,260,000	HUF	581,750
3.00%, 8/21/30, Series 30/A	121,380,000	HUF	268,575
3.25%, 10/22/31, Series 31/A(c)	97,870,000	HUF	219,459
2.25%, 4/20/33, Series 33/A(c)	95,360,000	HUF	187,124

Total Hungary			2,182,922
India – 3.4%

India Government Bond
5.15%, 11/9/25	50,000,000	INR	579,952
5.63%, 4/12/26	50,000,000	INR	583,340
7.26%, 1/14/29	50,000,000	INR	607,682
5.79%, 5/11/30	50,000,000	INR	561,836
6.10%, 7/12/31	50,000,000	INR	566,261
7.16%, 9/20/50	50,000,000	INR	592,865

Total India			3,491,936
Indonesia – 11.4%

Indonesia Treasury Bond
8.38%, 3/15/24, Series FR70	5,565,000,000	IDR	369,636
8.13%, 5/15/24, Series FR77	8,178,000,000	IDR	543,727
6.50%, 6/15/25, Series FR81	7,700,000,000	IDR	507,563
5.50%, 4/15/26, Series FR86	17,097,000,000	IDR	1,104,581
8.38%, 9/15/26, Series FR56	9,931,000,000	IDR	690,325
6.13%, 5/15/28, Series FR64	6,800,000,000	IDR	444,799
9.00%, 3/15/29, Series FR71	9,875,000,000	IDR	728,111
8.25%, 5/15/29, Series FR78	5,381,000,000	IDR	385,821
7.00%, 9/15/30, Series FR82	13,000,000,000	IDR	884,043
8.75%, 5/15/31, Series FR73	8,601,000,000	IDR	642,071
8.25%, 6/15/32, Series FR58	4,489,000,000	IDR	326,836
8.38%, 3/15/34, Series FR68	1,300,000,000	IDR	97,278
7.50%, 6/15/35, Series FR80	11,063,000,000	IDR	782,531
8.25%, 5/15/36, Series FR72	11,563,000,000	IDR	862,806
7.50%, 5/15/38, Series FR75	3,300,000,000	IDR	233,570
7.13%, 6/15/38, Series FR98	8,000,000,000	IDR	557,626
8.38%, 4/15/39, Series FR79	2,800,000,000	IDR	212,688
7.50%, 4/15/40, Series FR83	16,000,000,000	IDR	1,133,993
8.75%, 2/15/44, Series FR67	1,390,000,000	IDR	110,150

Perusahaan Penerbit SBSN Indonesia 6.63%, 10/15/24, Series PBS	8,200,000,000	IDR	542,076
4.88%, 7/15/26, Series PBS	3,500,000,000	IDR	222,037
6.38%, 3/15/34, Series PBS	4,800,000,000	IDR	312,565

Total Indonesia			11,694,833

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2023

Investments	Principal Amount†		Value

Malaysia – 7.5%

Malaysia Government Bond 3.48%, 6/14/24, Series 0319	1,680,000	MYR	$362,740
4.18%, 7/15/24, Series 0114	1,560,000	MYR	338,441
3.96%, 9/15/25, Series 0115	1,340,000	MYR	291,501
3.91%, 7/15/26, Series 0119	865,000	MYR	188,593
3.90%, 11/30/26, Series 0316	1,400,000	MYR	305,132
3.90%, 11/16/27, Series 0417	4,410,000	MYR	960,948
4.50%, 4/30/29, Series 0322	2,400,000	MYR	536,282
3.89%, 8/15/29, Series 0219	1,400,000	MYR	303,677
2.63%, 4/15/31, Series 0220	2,000,000	MYR	396,494
3.83%, 7/5/34, Series 0419	1,485,000	MYR	315,567
4.25%, 5/31/35, Series 0415	1,880,000	MYR	412,736
4.76%, 4/7/37, Series 0317	1,832,000	MYR	423,014
3.76%, 5/22/40, Series 0519	3,000,000	MYR	616,668
4.07%, 6/15/50, Series 0120	1,315,000	MYR	271,211

Malaysia Government Investment Issue 4.13%, 8/15/25, Series 0118	175,000	MYR	38,160
3.73%, 3/31/26, Series 0319	2,900,000	MYR	628,109
3.42%, 9/30/27, Series 0120	500,000	MYR	107,050
3.47%, 10/15/30, Series 0220	1,980,000	MYR	416,391
3.45%, 7/15/36, Series 0121	1,125,000	MYR	227,532
4.42%, 9/30/41, Series 0221	2,400,000	MYR	526,799

Total Malaysia			7,667,045

Mexico – 4.8%

Mexican Bonos 8.50%, 5/31/29, Series M 20	15,945,000	MXN	912,996
7.75%, 5/29/31, Series M	15,133,000	MXN	822,366
7.75%, 11/23/34, Series M	11,239,000	MXN	598,369
10.00%, 11/20/36, Series M 30	4,237,000	MXN	264,970
8.50%, 11/18/38, Series M 30	11,809,000	MXN	651,834
7.75%, 11/13/42, Series M	15,527,000	MXN	788,372
8.00%, 11/7/47, Series M	12,400,000	MXN	640,998
8.00%, 7/31/53, Series M	5,400,000	MXN	276,850

Total Mexico			4,956,755

Peru – 4.2%

Peru Government Bond 5.94%, 2/12/29	3,950,000	PEN	1,059,627
6.95%, 8/12/31	1,000,000	PEN	277,769
6.15%, 8/12/32	3,451,000	PEN	905,408
7.30%, 8/12/33(b)	2,746,000	PEN	774,445
5.40%, 8/12/34	965,000	PEN	233,507
6.90%, 8/12/37	1,500,000	PEN	406,982
5.35%, 8/12/40	2,780,000	PEN	639,560

Total Peru			4,297,298

Poland – 4.9%

Republic of Poland Government Bond 2.50%, 4/25/24, Series 0424	2,376,000	PLN	567,048
0.75%, 4/25/25, Series 0425	4,135,000	PLN	933,404
2.50%, 7/25/26, Series 0726	5,785,000	PLN	1,302,599
2.50%, 7/25/27, Series 0727	3,505,000	PLN	768,697
2.75%, 10/25/29, Series 1029	3,585,000	PLN	753,721
1.25%, 10/25/30, Series 1030	3,740,000	PLN	688,035

Total Poland			5,013,504

Romania – 2.0%

Romania Government Bond 4.00%, 10/25/23, Series 3Y	565,000	RON	123,796
3.25%, 4/29/24, Series 7Y	150,000	RON	32,367
4.75%, 2/24/25, Series 10Y	1,410,000	RON	303,749
4.85%, 4/22/26, Series 7Y	1,000,000	RON	212,009
5.80%, 7/26/27, Series 15YR	1,470,000	RON	317,256
2.50%, 10/25/27, Series 7Y	800,000	RON	152,139
4.15%, 1/26/28, Series 8Y	940,000	RON	189,761
5.00%, 2/12/29, Series 10Y	1,590,000	RON	326,606
3.65%, 9/24/31, Series 15Y(c)	755,000	RON	137,176
4.75%, 10/11/34, Series 15Y	560,000	RON	103,935
4.25%, 4/28/36, Series 5Y	800,000	RON	139,315

Total Romania			2,038,109

South Africa – 4.8%

Republic of South Africa Government Bond 8.00%, 1/31/30, Series 2030	10,455,000	ZAR	494,742
7.00%, 2/28/31, Series R213	10,267,000	ZAR	439,689
8.25%, 3/31/32, Series 2032	7,895,000	ZAR	353,534
8.88%, 2/28/35, Series 2035	18,810,000	ZAR	817,716
6.25%, 3/31/36, Series R209	7,021,600	ZAR	237,607
8.50%, 1/31/37, Series 2037	17,450,000	ZAR	704,820
9.00%, 1/31/40, Series 2040	12,300,000	ZAR	496,872
6.50%, 2/28/41, Series R214	4,005,000	ZAR	124,835
8.75%, 1/31/44, Series 2044	18,965,000	ZAR	727,400
8.75%, 2/28/48, Series 2048	15,120,000	ZAR	577,092

Total South Africa			4,974,307

Thailand – 4.4%

Thailand Government Bond 0.75%, 6/17/24	3,025,000	THB	85,444
1.45%, 12/17/24	25,770,000	THB	728,480
0.95%, 6/17/25	9,000,000	THB	251,108
3.85%, 12/12/25	5,480,000	THB	161,819
2.13%, 12/17/26	4,000,000	THB	113,416
2.88%, 12/17/28	9,752,000	THB	283,336
4.88%, 6/22/29	10,067,000	THB	323,424
1.60%, 12/17/29	15,245,000	THB	410,975
3.65%, 6/20/31	9,000,000	THB	273,307
2.00%, 12/17/31	20,850,000	THB	563,995
1.60%, 6/17/35	6,130,000	THB	153,774
3.40%, 6/17/36	13,952,000	THB	417,679
3.30%, 6/17/38	18,522,000	THB	549,025
2.88%, 6/17/46	6,985,000	THB	187,483

Total Thailand			4,503,265

Turkey – 0.7%

Turkey Government Bond 9.00%, 7/24/24	733,000	TRY	24,651
8.00%, 3/12/25	4,657,000	TRY	148,146
12.60%, 10/1/25	3,815,000	TRY	129,230
10.60%, 2/11/26	2,290,000	TRY	70,205
11.00%, 2/24/27	7,106,000	TRY	199,125
10.50%, 8/11/27	5,410,000	TRY	143,482
11.70%, 11/13/30	2,305,000	TRY	69,087

Total Turkey			783,926
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $95,890,990)			85,845,473

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2023

Investments	Principal Amount†		Value

SUPRANATIONAL BONDS – 7.1%

European Investment Bank 7.75%, 1/30/25	9,850,000	MXN	$557,417
8.00%, 5/5/27(b)	15,815,000	ZAR	824,326

Inter-American Development Bank 7.50%, 12/5/24	890,000	MXN	50,449

International Bank for Reconstruction & Development 8.25%, 12/21/26	6,675,000	ZAR	350,978
6.75%, 2/9/29	15,500,000	ZAR	750,852
6.88%, 2/9/29	15,000,000	MXN	795,639
7.07%, 6/26/29	16,000,000	MXN	849,083

International Finance Corp. 7.00%, 7/20/27	27,980,000	MXN	1,513,223
7.50%, 1/18/28	19,700,000	MXN	1,077,957
7.75%, 1/18/30	10,000,000	MXN	542,962
TOTAL SUPRANATIONAL BONDS (Cost: $7,132,367)			7,312,886

REPURCHASE AGREEMENT – 6.2%

United States – 6.2%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/23 (tri-party custodian: The Bank of New York Mellon Corp.), 5.30% due 9/1/23; Proceeds at maturity – $6,370,938 (fully collateralized by Ginnie Mae I Construction Loan, 2.45% – 5.68% due 4/15/63 – 1/15/64, Ginnie Mae Pool, 5.50% – 7.00% due 2/20/63 – 3/20/63, Ginnie Mae I Small Project Loan, 5.60% due 5/15/63; Market value including accrued interest – $6,689,163)

(Cost: $6,370,000)	6,370,000		6,370,000
Investments	Shares		Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(d)
(Cost: $1,149,224)	1,149,224		1,149,224

TOTAL INVESTMENTS IN SECURITIES – 98.0% (Cost: $110,542,581)			100,677,583

Other Assets less Liabilities – 2.0%			2,023,737

NET ASSETS – 100.0%			$102,701,320
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2023.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,080,055 and the total market value of the collateral held by the Fund was $1,149,224.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2023.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America NA	9/15/2023	2,000,000	BRL	402,034	USD	$1,388	$—
Barclays Bank PLC	9/15/2023	11,400,000	CNY	1,609,351	USD	—	(26,795)
Citibank NA	9/15/2023	476,000,000	CLP	597,315	USD	—	(42,234)
Citibank NA	9/15/2023	4,000,000	MXN	237,619	USD	—	(372)
Citibank NA	9/15/2023	4,900,000	TRY	189,923	USD	—	(7,870)
Citibank NA	9/15/2023	209,790	USD	1,500,000	CNY	1,559	—
Goldman Sachs	9/15/2023	10,000,000	MXN	593,360	USD	—	(242)
Goldman Sachs	9/15/2023	403,747	USD	2,000,000	BRL	324	—
HSBC Holdings PLC	9/15/2023	109,000	USD	9,000,000	INR	162	—
JP Morgan Chase Bank NA	9/15/2023	61,800,000	INR	746,972	USD	383	—
JP Morgan Chase Bank NA	9/15/2023	26,700,000	MXN	1,516,353	USD	67,271	—
JP Morgan Chase Bank NA	9/15/2023	91,883	USD	2,000,000	CZK	1,856	—
JP Morgan Chase Bank NA	9/15/2023	114,357	USD	40,000,000	HUF	872	—
JP Morgan Chase Bank NA	9/15/2023	520,451	USD	9,000,000	MXN	—	(13,355)
JP Morgan Chase Bank NA	9/15/2023	214,028	USD	4,000,000	ZAR	2,965	—
JP Morgan Chase Bank NA	9/15/2023	22,000,000	ZAR	1,133,756	USD	27,090	—
JP Morgan Chase Bank NA	9/15/2023	20,000,000	ZAR	1,066,943	USD	—	(11,628)

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Morgan Stanley & Co. International	9/15/2023	3,230,000	MYR	702,912	USD	$—	$(6,246)
Royal Bank of Canada	9/5/2023	356,427	USD	6,720,000	ZAR	1,528	—
Royal Bank of Canada	9/15/2023	3,000,000	ZAR	158,983	USD	—	(685)
State Street Bank and Trust	9/1/2023	14,627	USD	390,830	TRY	—	(34)
State Street Bank and Trust	9/1/2023	85,977	USD	1,626,356	ZAR	85	—
UBS AG	9/15/2023	2,900,000	CZK	131,066	USD	—	(526)
UBS AG	9/15/2023	200,000,000	HUF	571,277	USD	—	(3,852)
						$105,483	$(113,839)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Foreign Government Obligations	$—	$85,845,473	$—	$85,845,473
Supranational Bonds	—	7,312,886	—	7,312,886
Repurchase Agreement	—	6,370,000	—	6,370,000
Investment of Cash Collateral for Securities Loaned	—	1,149,224	—	1,149,224
Total Investments in Securities	$—	$100,677,583	$—	$100,677,583
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$105,483	$—	$105,483
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(113,839)	$—	$(113,839)
Total – Net	$—	$100,669,227	$—	$100,669,227
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments

WisdomTree Floating Rate Treasury Fund (USFR)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 99.5%

U.S. Treasury Notes – 99.5%

U.S. Treasury Floating Rate Notes
5.55%, 10/31/24, (3-month U.S. Treasury Bill Money Market Yield + 0.14%)*	$4,847,716,000	$4,852,701,052
5.61%, 1/31/25, (3-month U.S. Treasury Bill Money Market Yield + 0.20%)*	4,848,270,000	4,856,202,594
5.58%, 4/30/25, (3-month U.S. Treasury Bill Money Market Yield + 0.17%)*	4,845,638,000	4,848,019,631
5.54%, 7/31/25, (3-month U.S. Treasury Bill Money Market Yield + 0.13%)*	3,414,483,000	3,411,735,263

TOTAL INVESTMENTS IN SECURITIES – 99.5% (Cost: $17,962,704,266)		17,968,658,540

Other Assets less Liabilities – 0.5%		87,239,930

NET ASSETS – 100.0%		$18,055,898,470
*	Floating rate note. Coupon shown is in effect at August 31, 2023. Date represents the ultimate maturity date.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$17,968,658,540	$—	$17,968,658,540
Total Investments in Securities	$—	$17,968,658,540	$—	$17,968,658,540

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 95.6%

Canada – 0.8%

Open Text Holdings, Inc. 4.13%, 2/15/30(a)(b)	$554,000	$478,850
4.13%, 12/1/31(a)(b)	273,000	226,887

Primo Water Holdings, Inc. 4.38%, 4/30/29(a)	381,000	334,846

Ritchie Bros Holdings, Inc. 6.75%, 3/15/28(a)	100,000	101,306

Total Canada		1,141,889

Germany – 1.0%

Deutsche Bank AG
3.73%, 1/14/32, (3.729% fixed rate until 10/14/30; Secured Overnight Financing Rate + 2.757% thereafter)(c)	350,000	270,935
4.88%, 12/1/32, (4.875% fixed rate until 12/1/27; 5-year U.S. dollar ICE Swap Rate + 2.553% thereafter)(c)	470,000	412,091
3.74%, 1/7/33, (3.742% fixed rate until 10/7/31; Secured Overnight Financing Rate + 2.257% thereafter)(c)	1,167,000	876,919

Total Germany		1,559,945

United States – 93.8%

ACCO Brands Corp. 4.25%, 3/15/29(a)	255,000	218,160

AdaptHealth LLC 4.63%, 8/1/29(a)	527,000	431,181

Adient Global Holdings Ltd. 8.25%, 4/15/31(a)(b)	350,000	359,219

ADT Security Corp. 4.88%, 7/15/32(a)	836,000	726,175

Advanced Drainage Systems, Inc. 6.38%, 6/15/30(a)	180,000	178,009

AECOM 5.13%, 3/15/27	156,000	150,028

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.25%, 3/15/26(a)	60,000	55,929
4.88%, 2/15/30(a)	678,000	622,919

Allison Transmission, Inc. 5.88%, 6/1/29(a)	430,000	415,823

Ally Financial, Inc. 5.75%, 11/20/25(b)	300,000	291,495
6.70%, 2/14/33	240,000	217,819

AMC Networks, Inc. 4.75%, 8/1/25	898,000	843,464

American Axle & Manufacturing, Inc. 5.00%, 10/1/29	411,000	339,091

AmeriGas Partners LP / AmeriGas Finance Corp. 5.50%, 5/20/25	685,000	672,711
5.88%, 8/20/26	269,000	255,480
5.75%, 5/20/27	146,000	135,177

AMN Healthcare, Inc. 4.63%, 10/1/27(a)	40,000	36,936

Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 3/1/27(a)	415,000	402,550
5.75%, 1/15/28(a)	421,000	403,470

Antero Resources Corp. 7.63%, 2/1/29(a)(b)	36,000	36,873

Apache Corp. 4.25%, 1/15/30	25,000	22,845
5.10%, 9/1/40	29,000	24,213
4.75%, 4/15/43(b)	16,000	12,247

Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/29(a)	190,000	149,386

APX Group, Inc. 5.75%, 7/15/29(a)	423,000	364,964

Aramark Services, Inc. 5.00%, 4/1/25(a)	66,000	65,288
6.38%, 5/1/25(a)	313,000	314,083
5.00%, 2/1/28(a)	63,000	58,812

Archrock Partners LP / Archrock Partners Finance Corp. 6.88%, 4/1/27(a)	173,000	170,303
6.25%, 4/1/28(a)	530,000	506,770

Asbury Automotive Group, Inc. 4.63%, 11/15/29(a)(b)	396,000	350,290
5.00%, 2/15/32(a)	368,000	316,745

ASGN, Inc. 4.63%, 5/15/28(a)	196,000	177,388

Audacy Capital Corp. 6.75%, 3/31/29(a)(d)	162,000	3,465

Avantor Funding, Inc. 4.63%, 7/15/28(a)	429,000	398,730

Avient Corp. 5.75%, 5/15/25(a)	64,000	63,279

Axalta Coating Systems LLC 3.38%, 2/15/29(a)	86,000	72,989

Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75%, 6/15/27(a)(b)	400,000	376,836

B&G Foods, Inc. 5.25%, 4/1/25	565,000	552,689
5.25%, 9/15/27(b)	284,000	252,053

Ball Corp. 5.25%, 7/1/25	43,000	42,494
2.88%, 8/15/30	501,000	409,422

Bath & Body Works, Inc. 5.25%, 2/1/28(b)	172,000	165,292
6.63%, 10/1/30(a)	142,000	139,063

BellRing Brands, Inc. 7.00%, 3/15/30(a)(b)	93,000	93,538

Berry Global, Inc. 4.88%, 7/15/26(a)	50,000	48,426

Big River Steel LLC / BRS Finance Corp. 6.63%, 1/31/29(a)	141,000	140,715

Black Knight InfoServ LLC 3.63%, 9/1/28(a)	53,000	48,955

Block, Inc. 3.50%, 6/1/31	30,000	24,645

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

Boyd Gaming Corp. 4.75%, 12/1/27(b)	$391,000	$367,200

Brink’s Co. 4.63%, 10/15/27(a)	162,000	150,845

Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC 5.75%, 5/15/26(a)	346,000	317,953
4.50%, 4/1/27(a)	149,000	124,594

Builders FirstSource, Inc. 4.25%, 2/1/32(a)	220,000	187,728
6.38%, 6/15/32(a)	659,000	644,324

Cable One, Inc. 4.00%, 11/15/30(a)(b)	304,000	238,190

Caesars Entertainment, Inc. 4.63%, 10/15/29(a)(b)	475,000	416,219
7.00%, 2/15/30(a)	360,000	361,908

Callon Petroleum Co. 8.00%, 8/1/28(a)	600,000	609,378

Cargo Aircraft Management, Inc. 4.75%, 2/1/28(a)	27,000	24,422

CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 5/1/27(a)	150,000	141,135
4.75%, 3/1/30(a)	1,280,000	1,101,478
4.50%, 8/15/30(a)	1,147,000	967,712
4.25%, 1/15/34(a)	750,000	575,017

CDI Escrow Issuer, Inc. 5.75%, 4/1/30(a)	485,000	451,574

CDW LLC / CDW Finance Corp. 4.25%, 4/1/28	346,000	320,188
3.25%, 2/15/29	204,000	178,096

Centene Corp. 4.25%, 12/15/27	278,000	260,189
4.63%, 12/15/29	1,369,000	1,259,672
3.00%, 10/15/30	447,000	372,583
2.50%, 3/1/31	442,000	352,871

Central Garden & Pet Co. 4.13%, 10/15/30(b)	198,000	170,516

Century Communities, Inc. 3.88%, 8/15/29(a)	100,000	86,443

Charles River Laboratories International, Inc. 4.00%, 3/15/31(a)	87,000	75,519

Chart Industries, Inc. 7.50%, 1/1/30(a)	315,000	323,392
9.50%, 1/1/31(a)	210,000	226,693

Charter Communications Operating LLC / Charter Communications Operating Capital 3.70%, 4/1/51	310,000	192,665
3.85%, 4/1/61	38,000	22,738

Chemours Co. 5.38%, 5/15/27(b)	286,000	269,626
5.75%, 11/15/28(a)	269,000	241,839

Cheniere Energy Partners LP 4.50%, 10/1/29	133,000	122,941
4.00%, 3/1/31	200,000	176,762

Cheniere Energy, Inc. 4.63%, 10/15/28	144,000	135,675

Chesapeake Energy Corp. 5.88%, 2/1/29(a)	90,000	86,432
6.75%, 4/15/29(a)	100,000	99,404

CHS / Community Health Systems, Inc. 8.00%, 3/15/26(a)	128,000	125,088
5.63%, 3/15/27(a)	553,000	487,425
8.00%, 12/15/27(a)(b)	480,000	462,269
6.88%, 4/1/28(a)	233,000	141,363
6.88%, 4/15/29(a)	705,000	432,532
6.13%, 4/1/30(a)	85,000	49,020
5.25%, 5/15/30(a)	382,000	301,180
4.75%, 2/15/31(a)	1,503,000	1,130,000

Churchill Downs, Inc. 5.50%, 4/1/27(a)	303,000	292,589

Cinemark USA, Inc. 5.25%, 7/15/28(a)	450,000	400,288

Clarivate Science Holdings Corp. 3.88%, 7/1/28(a)	20,000	17,688
4.88%, 7/1/29(a)(b)	539,000	469,674

Clean Harbors, Inc. 4.88%, 7/15/27(a)	9,000	8,625

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/28(a)(b)	968,000	760,693

Clearway Energy Operating LLC 4.75%, 3/15/28(a)	82,000	75,814
3.75%, 2/15/31(a)	232,000	191,235

Cleveland-Cliffs, Inc. 6.75%, 3/15/26(a)	159,000	159,549
4.63%, 3/1/29(a)(b)	154,000	136,715

CNX Resources Corp. 7.25%, 3/14/27(a)(b)	411,000	411,193

Cogent Communications Group, Inc. 3.50%, 5/1/26(a)	93,000	87,006

Coherent Corp. 5.00%, 12/15/29(a)(b)	418,000	371,535

Coinbase Global, Inc. 3.38%, 10/1/28(a)	150,000	110,688

CommScope Technologies LLC 6.00%, 6/15/25(a)(b)	671,000	614,837
5.00%, 3/15/27(a)	545,000	305,162

CommScope, Inc. 6.00%, 3/1/26(a)	704,000	640,929
8.25%, 3/1/27(a)(b)	1,328,000	882,177
7.13%, 7/1/28(a)(b)	25,000	14,109

Compass Minerals International, Inc. 6.75%, 12/1/27(a)	179,000	173,762

Comstock Resources, Inc. 6.75%, 3/1/29(a)	835,000	781,602
5.88%, 1/15/30(a)	253,000	223,680

Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/1/29(a)	222,000	183,303

Consensus Cloud Solutions, Inc. 6.50%, 10/15/28(a)(b)	116,000	104,941

CoreCivic, Inc. 8.25%, 4/15/26	216,000	217,732

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50%, 6/15/31(a)	$560,000	$511,605

Crescent Energy Finance LLC 7.25%, 5/1/26(a)	430,000	425,317

Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 5.63%, 5/1/27(a)	339,000	329,376
6.00%, 2/1/29(a)	430,000	419,710

Crown Americas LLC 5.25%, 4/1/30(b)	105,000	99,167

CSC Holdings LLC 5.25%, 6/1/24(b)	502,000	476,875
5.50%, 4/15/27(a)(b)	359,000	310,345
5.38%, 2/1/28(a)	340,000	279,296
7.50%, 4/1/28(a)	163,000	103,740
6.50%, 2/1/29(a)	400,000	331,176
5.75%, 1/15/30(a)	862,000	478,005
4.63%, 12/1/30(a)	1,250,000	655,075
3.38%, 2/15/31(a)	210,000	144,516

Curo Group Holdings Corp. 7.50%, 8/1/28(a)	622,000	152,888

Cushman & Wakefield U.S. Borrower LLC 6.75%, 5/15/28(a)	186,000	177,321

CVR Partners LP / CVR Nitrogen Finance Corp. 6.13%, 6/15/28(a)	221,000	198,606

Darling Ingredients, Inc. 6.00%, 6/15/30(a)	104,000	101,710

DaVita, Inc. 3.75%, 2/15/31(a)	1,471,000	1,173,152

Delta Air Lines, Inc. 7.38%, 1/15/26	145,000	149,434

DISH DBS Corp. 5.88%, 11/15/24	1,558,000	1,452,742
7.75%, 7/1/26	1,495,000	1,118,933
5.25%, 12/1/26(a)	513,000	434,147

DISH Network Corp. 11.75%, 11/15/27(a)	150,000	152,457

DT Midstream, Inc. 4.38%, 6/15/31(a)	700,000	606,669

Dycom Industries, Inc. 4.50%, 4/15/29(a)	136,000	121,604

Earthstone Energy Holdings LLC 8.00%, 4/15/27(a)	312,000	318,742

Edgewell Personal Care Co. 5.50%, 6/1/28(a)	346,000	327,510
4.13%, 4/1/29(a)	5,000	4,347

Elanco Animal Health, Inc. 6.65%, 8/28/28(b)	348,000	345,721

Element Solutions, Inc. 3.88%, 9/1/28(a)	291,000	256,089

Enact Holdings, Inc. 6.50%, 8/15/25(a)	170,000	168,560

Encompass Health Corp. 4.50%, 2/1/28	403,000	375,532
4.75%, 2/1/30	138,000	125,961

Energizer Holdings, Inc. 4.75%, 6/15/28(a)	235,000	208,640
4.38%, 3/31/29(a)(b)	651,000	558,259

EnLink Midstream LLC 5.63%, 1/15/28(a)	95,000	92,113
6.50%, 9/1/30(a)	259,000	259,974

Entegris Escrow Corp. 5.95%, 6/15/30(a)	107,000	102,584

EQM Midstream Partners LP 6.50%, 7/1/27(a)	1,085,000	1,078,056
5.50%, 7/15/28	206,000	197,082
4.50%, 1/15/29(a)	535,000	486,385
4.75%, 1/15/31(a)(b)	416,000	368,093
6.50%, 7/15/48	85,000	77,315

EQT Corp. 3.90%, 10/1/27	110,000	102,945
7.00%, 2/1/30	103,000	108,150

Ferrellgas LP / Ferrellgas Finance Corp. 5.88%, 4/1/29(a)	342,000	302,119

FirstCash, Inc. 4.63%, 9/1/28(a)	143,000	127,535
5.63%, 1/1/30(a)	68,000	61,981

Ford Holdings LLC 9.30%, 3/1/30	633,000	702,244

Ford Motor Co. 9.63%, 4/22/30	346,000	400,498
3.25%, 2/12/32	195,000	152,638
5.29%, 12/8/46	479,000	377,500

Ford Motor Credit Co. LLC 4.54%, 8/1/26	180,000	169,852
2.70%, 8/10/26	200,000	179,318
4.95%, 5/28/27	500,000	469,440
5.11%, 5/3/29	400,000	368,704
4.00%, 11/13/30	250,000	211,922

Freeport-McMoRan, Inc. 4.55%, 11/14/24	135,000	132,871
4.63%, 8/1/30	150,000	138,840

Gap, Inc. 3.63%, 10/1/29(a)	462,000	352,705
3.88%, 10/1/31(a)	319,000	231,572

Gartner, Inc. 4.50%, 7/1/28(a)	190,000	177,399

Gen Digital, Inc. 6.75%, 9/30/27(a)	285,000	285,755

Genesis Energy LP / Genesis Energy Finance Corp. 6.50%, 10/1/25	471,000	465,343
8.00%, 1/15/27	20,000	19,749
7.75%, 2/1/28	857,000	834,324

Glatfelter Corp. 4.75%, 11/15/29(a)(b)	242,000	169,727

Global Atlantic Fin Co.
4.70%, 10/15/51, (4.70% fixed rate until 7/15/26; 5-year Constant Maturity Treasury Rate + 3.796% thereafter)(a)(c)	263,000	190,596

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75%, 12/15/27(a)	$190,000	$148,460

GLP Capital LP / GLP Financing II, Inc. 5.30%, 1/15/29	252,000	238,344
4.00%, 1/15/31	418,000	358,694

Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.50%, 3/1/29(a)	193,000	166,075

Goodyear Tire & Rubber Co. 5.00%, 5/31/26	83,000	80,176
4.88%, 3/15/27	625,000	591,331
5.25%, 7/15/31(b)	669,000	576,645

GrafTech Finance, Inc. 4.63%, 12/15/28(a)(b)	223,000	175,347

Graham Packaging Co., Inc. 7.13%, 8/15/28(a)	268,000	236,103

Gray Television, Inc. 5.88%, 7/15/26(a)(b)	549,000	501,830
7.00%, 5/15/27(a)(b)	1,217,000	1,094,436

Griffon Corp. 5.75%, 3/1/28	611,000	570,222

Group 1 Automotive, Inc. 4.00%, 8/15/28(a)	235,000	209,096

Gulfport Energy Corp. 8.00%, 5/17/26	210,000	213,331

Hanesbrands, Inc. 4.88%, 5/15/26(a)(b)	365,000	341,633

HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 6/15/26(a)	115,000	103,538

HealthEquity, Inc. 4.50%, 10/1/29(a)	283,000	251,242

Herbalife Nutrition Ltd. / HLF Financing, Inc. 7.88%, 9/1/25(a)	372,000	358,292

Hilton Domestic Operating Co., Inc. 4.88%, 1/15/30	477,000	445,275
3.63%, 2/15/32(a)	656,000	546,028

Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc. 5.00%, 6/1/29(a)	512,000	454,467
4.88%, 7/1/31(a)	195,000	164,754

HLF Financing Sarl LLC / Herbalife International, Inc. 4.88%, 6/1/29(a)	276,000	206,716

Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 2/1/28(a)	145,000	136,703

Hologic, Inc. 3.25%, 2/15/29(a)	102,000	88,661

Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	110,000	112,692

Hughes Satellite Systems Corp. 5.25%, 8/1/26	419,000	385,409
6.63%, 8/1/26(b)	509,000	442,163

iHeartCommunications, Inc. 6.38%, 5/1/26	209,424	182,974
8.38%, 5/1/27(b)	786,059	545,226
5.25%, 8/15/27(a)	323,924	256,515
4.75%, 1/15/28(a)	255,000	196,669

Ingevity Corp. 3.88%, 11/1/28(a)(b)	185,000	157,350

IQVIA, Inc. 5.00%, 5/15/27(a)	250,000	240,990

Iron Mountain, Inc. 4.88%, 9/15/27(a)	227,000	213,923
5.25%, 3/15/28(a)	122,000	114,529
5.25%, 7/15/30(a)	355,000	320,760
4.50%, 2/15/31(a)	578,000	497,496

Kaiser Aluminum Corp. 4.63%, 3/1/28(a)	280,000	248,142
4.50%, 6/1/31(a)	144,000	116,587

Kennedy-Wilson, Inc. 4.75%, 2/1/30	250,000	192,780
5.00%, 3/1/31	808,000	616,132

Kinetik Holdings LP 5.88%, 6/15/30(a)	200,000	193,886

Kohl’s Corp. 4.63%, 5/1/31	205,000	151,190

Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 2/1/27(a)	456,000	413,131
4.75%, 6/15/29(a)	168,000	141,527

Lamar Media Corp. 3.63%, 1/15/31	326,000	273,951

Lamb Weston Holdings, Inc. 4.88%, 5/15/28(a)	163,000	154,180
4.13%, 1/31/30(a)	348,000	306,487

Level 3 Financing, Inc. 4.63%, 9/15/27(a)	1,020,000	766,938
4.25%, 7/1/28(a)	535,000	351,313
3.63%, 1/15/29(a)	832,000	496,221
3.75%, 7/15/29(a)	427,000	255,120
10.50%, 5/15/30(a)	789,000	803,186

Levi Strauss & Co. 3.50%, 3/1/31(a)(b)	150,000	122,164

Light & Wonder International, Inc. 7.00%, 5/15/28(a)	72,000	72,102

Lithia Motors, Inc. 3.88%, 6/1/29(a)	215,000	185,334
4.38%, 1/15/31(a)	414,000	353,539

Live Nation Entertainment, Inc. 4.75%, 10/15/27(a)	366,000	341,200

LPL Holdings, Inc. 4.00%, 3/15/29(a)	130,000	115,757

LSB Industries, Inc. 6.25%, 10/15/28(a)(b)	351,000	321,186

Lumen Technologies, Inc. 5.63%, 4/1/25	35,000	27,352
5.13%, 12/15/26(a)(b)	34,000	17,877
4.00%, 2/15/27(a)	448,000	282,706

Macy’s Retail Holdings LLC 5.88%, 4/1/29(a)(b)	241,000	218,676

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

Marriott Ownership Resorts, Inc. 4.50%, 6/15/29(a)(b)	$239,000	$203,664

Masonite International Corp. 5.38%, 2/1/28(a)	178,000	169,091

Match Group Holdings II LLC 4.63%, 6/1/28(a)	50,000	46,166

Mattel, Inc. 3.38%, 4/1/26(a)	41,000	38,220
3.75%, 4/1/29(a)	173,000	153,882

MGIC Investment Corp. 5.25%, 8/15/28	87,000	83,189

MGM Resorts International 5.50%, 4/15/27	503,000	481,758

Michaels Cos., Inc. 7.88%, 5/1/29(a)	1,340,000	928,365

MicroStrategy, Inc. 6.13%, 6/15/28(a)	216,000	195,802

Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.88%, 5/1/29(a)	410,000	357,237

ModivCare Escrow Issuer, Inc. 5.00%, 10/1/29(a)	487,000	360,005

Molina Healthcare, Inc. 3.88%, 11/15/30(a)(b)	638,000	545,082

Moog, Inc. 4.25%, 12/15/27(a)	137,000	125,711

Moss Creek Resources Holdings, Inc. 7.50%, 1/15/26(a)	508,000	487,441

MPH Acquisition Holdings LLC 5.50%, 9/1/28(a)	552,000	470,420
5.75%, 11/1/28(a)(b)	816,000	612,612

MPT Operating Partnership LP / MPT Finance Corp. 5.25%, 8/1/26(b)	479,000	408,189
5.00%, 10/15/27(b)	789,000	624,604
4.63%, 8/1/29	407,000	294,566

MSCI, Inc. 4.00%, 11/15/29(a)	166,000	149,559

Murphy Oil USA, Inc. 4.75%, 9/15/29	171,000	157,010
3.75%, 2/15/31(a)	31,000	26,102

Nabors Industries, Inc. 7.38%, 5/15/27(a)	609,000	594,865

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/27(a)	926,000	889,803
5.13%, 12/15/30(a)	252,000	214,321

Navient Corp. 7.25%, 9/25/23	506,000	506,359
6.13%, 3/25/24	368,000	367,080
5.88%, 10/25/24	7,000	6,915
4.88%, 3/15/28	413,000	360,396
5.50%, 3/15/29(b)	225,000	193,149

NCR Corp. 5.13%, 4/15/29(a)	617,000	564,000
6.13%, 9/1/29(a)	230,000	236,560

Necessity Retail REIT, Inc. / American Finance Operating Partner LP 4.50%, 9/30/28(a)	232,000	177,914

Newell Brands, Inc. 4.70%, 4/1/26	1,000,000	959,130
6.63%, 9/15/29(b)	460,000	456,302
6.00%, 4/1/46	14,000	11,373

News Corp. 3.88%, 5/15/29(a)	251,000	220,852
5.13%, 2/15/32(a)	165,000	149,944

Nexstar Media, Inc. 5.63%, 7/15/27(a)	590,000	554,954
4.75%, 11/1/28(a)(b)	684,000	600,819

NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%, 2/1/26(a)	1,240,000	1,235,772

Nordstrom, Inc. 5.00%, 1/15/44	236,000	150,143

NRG Energy, Inc. 5.25%, 6/15/29(a)	753,000	678,604
3.63%, 2/15/31(a)	605,000	473,594
3.88%, 2/15/32(a)	487,000	377,094

NuStar Logistics LP 6.00%, 6/1/26	253,000	249,850
5.63%, 4/28/27	344,000	334,072
6.38%, 10/1/30	219,000	212,152

Occidental Petroleum Corp. 2.90%, 8/15/24	358,000	348,087
3.50%, 6/15/25	277,000	265,288
5.88%, 9/1/25	189,000	188,762
6.45%, 9/15/36	423,000	432,974
4.40%, 8/15/49	874,000	634,332

Olin Corp. 5.13%, 9/15/27	63,000	60,379
5.63%, 8/1/29(b)	131,000	125,869
5.00%, 2/1/30(b)	281,000	258,236

ON Semiconductor Corp. 3.88%, 9/1/28(a)	46,000	40,968

OneMain Finance Corp. 6.88%, 3/15/25	337,000	335,716
7.13%, 3/15/26(b)	884,000	872,985
6.63%, 1/15/28	74,000	69,935
5.38%, 11/15/29	398,000	344,867
4.00%, 9/15/30(b)	583,000	455,142

Option Care Health, Inc. 4.38%, 10/31/29(a)	190,000	167,702

Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 4/30/28(a)	650,000	588,731
5.13%, 4/30/31(a)	960,000	818,496

Outfront Media Capital LLC / Outfront Media Capital Corp. 5.00%, 8/15/27(a)	248,000	224,611
4.25%, 1/15/29(a)	167,000	138,152
4.63%, 3/15/30(a)(b)	450,000	366,642

Owens & Minor, Inc. 4.50%, 3/31/29(a)(b)	291,000	246,957

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value
6.63%, 4/1/30(a)(b)	$361,000	$328,853

Owens-Brockway Glass Container, Inc. 6.63%, 5/13/27(a)(b)	168,000	166,414

Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/27(a)(b)	341,000	306,726
4.38%, 10/15/28(a)	273,000	243,833

Paramount Global
6.38%, 3/30/62, (6.375% fixed rate until 3/30/27; 5-year Constant Maturity Treasury Rate + 3.999% thereafter)(c)	633,000	523,099

Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, Inc. 7.50%, 6/1/25(a)	309,000	310,557
5.88%, 10/1/28(a)	76,000	70,608

Patterson-UTI Energy, Inc. 3.95%, 2/1/28	163,000	149,729

PBF Holding Co. LLC / PBF Finance Corp. 6.00%, 2/15/28(b)	331,000	314,662

Penske Automotive Group, Inc. 3.50%, 9/1/25	20,000	19,101
3.75%, 6/15/29	70,000	60,106

Performance Food Group, Inc. 5.50%, 10/15/27(a)	237,000	228,404
4.25%, 8/1/29(a)	197,000	173,663

Pilgrim’s Pride Corp. 5.88%, 9/30/27(a)	415,000	411,099
4.25%, 4/15/31	226,000	195,788
3.50%, 3/1/32	254,000	204,780

Post Holdings, Inc. 5.50%, 12/15/29(a)	189,000	174,937
4.63%, 4/15/30(a)	1,469,000	1,303,267
4.50%, 9/15/31(a)(b)	99,000	85,419

PRA Health Sciences, Inc. 2.88%, 7/15/26(a)	200,000	182,850

Prestige Brands, Inc. 3.75%, 4/1/31(a)	239,000	199,001

Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/24(a)	368,000	365,406
5.75%, 4/15/26(a)	481,000	472,736
3.38%, 8/31/27(a)	272,000	242,284
6.25%, 1/15/28(a)(b)	149,000	142,104

PROG Holdings, Inc. 6.00%, 11/15/29(a)	312,000	280,335

PTC, Inc. 4.00%, 2/15/28(a)	47,000	43,243

Qorvo, Inc. 4.38%, 10/15/29	266,000	241,528

QVC, Inc. 4.85%, 4/1/24	325,000	316,059

Rackspace Technology Global, Inc. 3.50%, 2/15/28(a)	98,000	46,980
5.38%, 12/1/28(a)	609,000	175,581

Range Resources Corp. 8.25%, 1/15/29	37,000	38,457

Realogy Group LLC / Realogy Co-Issuer Corp. 5.75%, 1/15/29(a)	845,000	605,890
5.25%, 4/15/30(a)(b)	460,000	322,446

Regal Rexnord Corp. 6.05%, 4/15/28(a)	500,000	495,200
6.30%, 2/15/30(a)	500,000	497,920

RHP Hotel Properties LP / RHP Finance Corp. 4.75%, 10/15/27	125,000	116,450

Rithm Capital Corp. 6.25%, 10/15/25(a)	278,000	263,800

RLJ Lodging Trust LP 3.75%, 7/1/26(a)	37,000	34,085
4.00%, 9/15/29(a)	55,000	46,157

ROBLOX Corp. 3.88%, 5/1/30(a)	200,000	166,132

Roller Bearing Co. of America, Inc. 4.38%, 10/15/29(a)	132,000	117,629

Sabra Health Care LP 5.13%, 8/15/26	30,000	29,035
3.20%, 12/1/31	174,000	132,993

Scripps Escrow II, Inc. 3.88%, 1/15/29(a)	250,000	201,165

SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/29(a)(b)	233,000	210,942

Select Medical Corp. 6.25%, 8/15/26(a)	252,000	249,855

Sensata Technologies BV 4.00%, 4/15/29(a)	389,000	341,927

Sensata Technologies, Inc. 3.75%, 2/15/31(a)	243,000	203,585

Service Corp. International 4.63%, 12/15/27	99,000	93,465
3.38%, 8/15/30	638,000	531,824

Service Properties Trust 7.50%, 9/15/25	511,000	505,895

Silgan Holdings, Inc. 4.13%, 2/1/28	12,000	11,005

Sinclair Television Group, Inc. 5.50%, 3/1/30(a)	727,000	387,484
4.13%, 12/1/30(a)	51,000	32,907

Sirius XM Radio, Inc. 4.00%, 7/15/28(a)	433,000	375,485
5.50%, 7/1/29(a)	1,717,000	1,548,820
4.13%, 7/1/30(a)	1,199,000	977,737

Six Flags Entertainment Corp. 7.25%, 5/15/31(a)	80,000	76,774

Skyworks Solutions, Inc. 1.80%, 6/1/26	20,000	17,972
3.00%, 6/1/31	139,000	113,388

Sonic Automotive, Inc. 4.63%, 11/15/29(a)(b)	313,000	267,872
4.88%, 11/15/31(a)(b)	331,000	275,475

Southwestern Energy Co. 5.38%, 3/15/30	400,000	374,936
4.75%, 2/1/32	500,000	444,020

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

Spectrum Brands, Inc. 3.88%, 3/15/31(a)	$100,000	$83,884

SS&C Technologies, Inc. 5.50%, 9/30/27(a)	346,000	333,333

Stagwell Global LLC 5.63%, 8/15/29(a)	585,000	494,822

Starwood Property Trust, Inc. 4.38%, 1/15/27(a)	188,000	168,066

Station Casinos LLC 4.50%, 2/15/28(a)	94,000	84,257
4.63%, 12/1/31(a)(b)	133,000	109,720

Stericycle, Inc. 5.38%, 7/15/24(a)	52,000	51,850
3.88%, 1/15/29(a)	85,000	74,321

Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00%, 6/1/31(a)	250,000	215,157

Summit Materials LLC / Summit Materials Finance Corp. 5.25%, 1/15/29(a)	120,000	112,504

Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 9.00%, 10/15/26(a)(c)	616,000	596,935

SunCoke Energy, Inc. 4.88%, 6/30/29(a)	275,000	235,449

Sunoco LP / Sunoco Finance Corp. 4.50%, 5/15/29	317,000	287,462
4.50%, 4/30/30(b)	126,000	112,616

Talos Production, Inc. 12.00%, 1/15/26	125,000	130,535

Taylor Morrison Communities, Inc. 5.13%, 8/1/30(a)	494,000	456,229

TEGNA, Inc. 4.63%, 3/15/28	1,012,000	911,731

Tempur Sealy International, Inc. 4.00%, 4/15/29(a)	595,000	511,742
3.88%, 10/15/31(a)	110,000	88,553

Tenet Healthcare Corp. 6.13%, 10/1/28(b)	1,000,000	964,220
4.38%, 1/15/30	100,000	89,012
6.13%, 6/15/30	1,255,000	1,218,856

Terex Corp. 5.00%, 5/15/29(a)	183,000	168,322

TerraForm Power Operating LLC 4.75%, 1/15/30(a)	532,000	459,504

Thor Industries, Inc. 4.00%, 10/15/29(a)	237,000	200,559

TopBuild Corp. 4.13%, 2/15/32(a)	160,000	133,781

Townsquare Media, Inc. 6.88%, 2/1/26(a)(b)	440,000	423,914

TransDigm, Inc. 6.38%, 6/15/26	403,000	403,419
4.63%, 1/15/29	315,000	282,561
4.88%, 5/1/29	819,000	737,960

Transocean, Inc. 11.50%, 1/30/27(a)	1,286,000	1,358,299

Travel & Leisure Co. 6.63%, 7/31/26(a)	338,000	335,938

TreeHouse Foods, Inc. 4.00%, 9/1/28	282,000	241,798

TriNet Group, Inc. 3.50%, 3/1/29(a)	197,000	169,962

Tronox, Inc. 4.63%, 3/15/29(a)	633,000	519,915

TTM Technologies, Inc. 4.00%, 3/1/29(a)	189,000	164,415

Tutor Perini Corp. 6.88%, 5/1/25(a)(b)	295,000	267,686

U.S. Foods, Inc. 4.75%, 2/15/29(a)	323,000	295,371

United Airlines, Inc. 4.38%, 4/15/26(a)	350,000	330,323
4.63%, 4/15/29(a)	942,000	839,755

United Natural Foods, Inc. 6.75%, 10/15/28(a)	214,000	179,035

United Rentals North America, Inc. 5.50%, 5/15/27	216,000	212,108
3.88%, 11/15/27	360,000	333,889
4.88%, 1/15/28	122,000	116,245
5.25%, 1/15/30	134,000	127,560
3.88%, 2/15/31	100,000	85,891

Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC 6.00%, 1/15/30(a)	672,000	444,508

Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 6.50%, 2/15/29(a)	162,000	110,790

Urban One, Inc. 7.38%, 2/1/28(a)	467,000	409,045

USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 4/1/26	653,000	647,234
6.88%, 9/1/27	66,000	64,473

Valvoline, Inc. 3.63%, 6/15/31(a)	138,000	110,305

Vector Group Ltd. 5.75%, 2/1/29(a)	231,000	201,508

VeriSign, Inc. 5.25%, 4/1/25	1,000	993

VICI Properties LP 5.13%, 5/15/32	215,000	199,537

VICI Properties LP / VICI Note Co., Inc. 5.75%, 2/1/27(a)	221,000	216,830

Victoria’s Secret & Co. 4.63%, 7/15/29(a)	269,000	195,159

Vista Outdoor, Inc. 4.50%, 3/15/29(a)	275,000	231,080

Vistra Operations Co. LLC 5.63%, 2/15/27(a)	334,000	321,956
5.00%, 7/31/27(a)	495,000	466,320

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

Investments	Principal Amount	Value

Vontier Corp. 1.80%, 4/1/26	$9,000	$8,101
2.40%, 4/1/28	75,000	63,408
2.95%, 4/1/31	318,000	252,352

WESCO Distribution, Inc. 7.25%, 6/15/28(a)	31,000	31,611

Western Digital Corp. 4.75%, 2/15/26	709,000	676,847
2.85%, 2/1/29	500,000	403,285

William Carter Co. 5.63%, 3/15/27(a)	19,000	18,442

Williams Scotsman International, Inc. 4.63%, 8/15/28(a)	101,000	92,255

Wolverine World Wide, Inc. 4.00%, 8/15/29(a)	362,000	271,290

WW International, Inc. 4.50%, 4/15/29(a)	14,000	9,713

Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/28(a)	66,000	60,638

Xerox Holdings Corp. 5.00%, 8/15/25(a)(b)	794,000	757,865
5.50%, 8/15/28(a)	103,000	89,735

XHR LP 6.38%, 8/15/25(a)(b)	81,000	80,305
4.88%, 6/1/29(a)(b)	89,000	77,603

Yum! Brands, Inc. 3.63%, 3/15/31	20,000	16,985

ZipRecruiter, Inc. 5.00%, 1/15/30(a)	100,000	84,015

ZoomInfo Technologies LLC / ZoomInfo Finance Corp. 3.88%, 2/1/29(a)(b)	177,000	150,823

Total United States		141,779,950
TOTAL CORPORATE BONDS (Cost: $159,633,340)		144,481,784

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 12.1%

United States – 12.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(e)
(Cost: $18,283,570)	18,283,570	18,283,570

TOTAL INVESTMENTS IN SECURITIES – 107.7% (Cost: $177,916,910)		162,765,354

Other Assets less Liabilities – (7.7)%		(11,584,445)

NET ASSETS – 100.0%		$151,180,909
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $19,146,786 and the total market value of the collateral held by the Fund was $19,909,962. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,626,392.

(c)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.

(d)	Subsequent to August 31, 2023, the issuer missed its interest payment due on September 30, 2023 and has entered into technical default.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2023.

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	86	12/29/23	$(17,527,203)	$(37,375)
5 Year U.S. Treasury Note	810	12/29/23	(86,606,719)	(531,555)
10 Year U.S. Treasury Note	206	12/19/23	(22,872,437)	(188,297)
Ultra 10 Year U.S. Treasury Note	31	12/19/23	(3,599,391)	(36,570)
			$(130,605,750)	$(793,797)

Long Exposure
U.S. Treasury Long Bond	5	12/19/23	$608,437	$8,078
Total – Net			$(129,997,313)	$(785,719)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$144,481,784	$—	$144,481,784
Investment of Cash Collateral for Securities Loaned	—	18,283,570	—	18,283,570
Total Investments in Securities	$—	$162,765,354	$—	$162,765,354
Financial Derivative Instruments
Futures Contracts[1]	$8,078	$—	$—	$8,078
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(793,797)	$—	$—	$(793,797)
Total – Net	$(785,719)	$162,765,354	$—	$161,979,635
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 28.6%

Federal Farm Credit Bank – 0.4%
0.88%, 11/18/24	$250,000	$237,282
1.13%, 1/6/25	300,000	284,229
1.75%, 2/14/25	300,000	285,813

Total Federal Farm Credit Bank		807,324

Federal Home Loan Bank – 0.3%
0.50%, 4/14/25	300,000	279,306
3.25%, 11/16/28	265,000	252,370
5.50%, 7/15/36, Series 677	15,000	16,568

Total Federal Home Loan Bank		548,244

Federal Home Loan Mortgage Corporation – 7.8%
0.38%, 9/23/25	300,000	273,810
3.00%, 4/1/27	11,039	10,633
2.50%, 3/1/28	11,775	11,310
2.50%, 4/1/28	30,135	28,905
3.50%, 1/1/29	12,515	12,235
2.50%, 6/1/29	22,257	21,368
3.00%, 8/1/29	12,136	11,763
2.50%, 1/1/30	13,421	12,884
2.50%, 2/1/30	19,276	18,066
3.00%, 4/1/30	20,283	19,270
2.50%, 5/1/30	79,682	74,577
6.75%, 3/15/31	50,000	57,634
3.00%, 4/1/31	89,119	83,413
2.50%, 12/1/31	22,878	21,166
3.00%, 7/1/32	129,592	120,989
6.25%, 7/15/32	39,000	44,571
3.50%, 9/1/32	39,330	37,396
2.50%, 11/1/32	10,909	10,039
3.00%, 1/1/33	9,944	9,284
3.00%, 9/1/33	6,898	6,479
4.00%, 11/1/33	6,663	6,443
3.00%, 2/1/34	18,777	17,483
4.00%, 5/1/34	21,401	20,762
2.50%, 4/1/35	94,171	85,229
2.50%, 5/1/35	8,979	8,116
3.00%, 5/1/35	15,141	14,067
3.50%, 6/1/35	14,723	13,888
2.00%, 8/1/35	58,060	51,213
2.00%, 10/1/35	144,283	127,267
2.50%, 10/1/35	46,628	42,146
1.50%, 12/1/35	182,044	156,000
1.50%, 2/1/36	206,352	176,830
2.00%, 2/1/36	169,456	148,866
2.00%, 7/1/36	38,101	33,455
1.00%, 8/1/36	40,651	34,292
1.50%, 8/1/36	39,389	33,719
2.00%, 9/1/36	78,603	69,019
1.00%, 10/1/36	20,865	17,555
2.00%, 10/1/36	126,660	111,280
2.00%, 11/1/36	101,297	88,946
1.50%, 1/1/37	103,997	89,026
1.50%, 2/1/37	150,926	129,200
1.50%, 3/1/37	122,213	104,491
1.50%, 4/1/37	22,172	18,957
2.50%, 6/1/37	81,749	73,949
4.00%, 9/1/37	21,351	20,499
3.50%, 10/1/37	22,161	20,908
4.00%, 10/1/37	26,543	25,477
5.50%, 4/1/38	18,365	18,826
2.93%, 11/15/38(a)	50,000	24,611
4.50%, 12/1/40	25,911	25,294
1.50%, 1/1/41	84,621	68,855
2.00%, 1/1/41	73,136	61,418
2.00%, 2/1/41	37,646	31,606
4.00%, 2/1/41	38,422	36,534
2.00%, 4/1/41	130,016	108,895
2.00%, 8/1/41	189,001	158,122
1.50%, 12/1/41	66,862	53,959
1.50%, 1/1/42	67,466	54,425
2.00%, 1/1/42	44,358	37,060
2.50%, 1/1/42	64,746	55,600
2.50%, 2/1/42	22,045	18,926
3.50%, 3/1/42	23,426	21,570
3.50%, 6/1/42	278,789	256,371
3.00%, 7/1/43	46,781	41,595
3.00%, 8/1/43	47,977	42,600
4.00%, 12/1/43	8,139	7,718
3.00%, 1/1/44	47,465	42,201
3.50%, 9/1/44	36,351	33,452
4.00%, 9/1/44	21,878	20,693
3.50%, 1/1/45	52,366	47,864
4.50%, 7/1/45	13,698	13,371
3.50%, 8/1/45	23,194	21,202
3.50%, 9/1/45	28,947	26,436
4.00%, 11/1/45	15,493	14,645
3.00%, 1/1/46	187,794	165,304
4.00%, 2/1/46	33,792	31,900
3.50%, 3/1/46	15,570	14,213
3.50%, 4/1/46	62,875	57,137
3.50%, 5/1/46	6,817	6,195
3.00%, 9/1/46	316,454	278,579
4.50%, 9/1/46	33,686	32,797
3.00%, 10/1/46	31,388	27,652
3.00%, 11/1/46	31,072	27,338
4.00%, 11/1/46	8,863	8,336
3.00%, 2/1/47	564,884	496,986
3.50%, 2/1/47	66,298	60,247
4.00%, 2/1/47	7,314	6,880
4.50%, 4/1/47	6,723	6,505
3.50%, 5/1/47	6,778	6,164
3.50%, 7/1/47	161,630	148,633
4.00%, 7/1/47	40,234	37,748
3.50%, 8/1/47	39,199	35,649
4.00%, 8/1/47	16,627	15,613
3.00%, 10/1/47	23,533	20,633
3.50%, 10/1/47	9,844	8,953
3.50%, 11/1/47	135,306	122,634
3.50%, 12/1/47	42,202	38,328
4.00%, 2/1/48	14,842	13,937
3.50%, 7/1/48	32,854	29,834
4.00%, 7/1/48	68,706	64,562
3.00%, 11/1/48	187,338	164,820
5.00%, 3/1/49	27,195	26,836

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.50%, 6/1/49	$43,986	$39,949
3.50%, 7/1/49	24,484	22,272
3.50%, 8/1/49	174,429	157,816
4.00%, 8/1/49	53,929	50,470
2.50%, 9/1/49	86,554	72,635
3.00%, 10/1/49	82,416	71,816
5.00%, 10/1/49	9,971	9,840
3.00%, 12/1/49	359,581	314,705
3.00%, 1/1/50	66,982	58,622
3.00%, 2/1/50	52,259	45,537
3.00%, 4/1/50	85,452	74,819
3.50%, 4/1/50	103,992	94,653
4.00%, 5/1/50	66,944	62,712
2.50%, 6/1/50	171,014	142,881
3.00%, 6/1/50	94,464	82,318
2.50%, 7/1/50	241,682	202,211
2.00%, 8/1/50	566,793	454,342
2.50%, 8/1/50	85,987	72,054
2.50%, 9/1/50	267,189	221,772
2.50%, 10/1/50	239,291	200,556
1.50%, 11/1/50	60,615	45,924
1.50%, 12/1/50	41,190	31,199
2.00%, 12/1/50	209,942	168,095
1.50%, 1/1/51	41,264	31,247
2.00%, 1/1/51	363,493	290,896
2.50%, 1/1/51	64,388	53,705
3.00%, 1/1/51	82,303	71,515
4.50%, 1/1/51	43,814	42,174
1.50%, 2/1/51	81,440	61,696
2.00%, 3/1/51	121,963	98,109
2.50%, 3/1/51	102,045	85,095
1.50%, 4/1/51	255,823	193,555
2.00%, 4/1/51	268,165	213,887
2.00%, 5/1/51	184,900	147,461
2.50%, 5/1/51	674,980	560,874
3.00%, 7/1/51	261,132	227,135
2.50%, 8/1/51	163,020	135,576
2.50%, 9/1/51	341,476	283,991
2.00%, 10/1/51	548,813	437,937
2.50%, 10/1/51	162,849	136,655
2.00%, 11/1/51	314,666	250,936
2.00%, 12/1/51	650,377	521,081
2.50%, 12/1/51	124,228	103,246
2.00%, 2/1/52	276,362	220,185
2.50%, 2/1/52	448,802	374,903
3.00%, 2/1/52	247,016	213,258
3.50%, 2/1/52	102,166	91,612
2.00%, 3/1/52	23,173	18,447
3.00%, 4/1/52	60,023	51,814
3.50%, 5/1/52	208,374	186,444
3.00%, 6/1/52	69,805	60,419
3.50%, 6/1/52	71,620	64,078
4.00%, 6/1/52	224,872	208,678
4.50%, 6/1/52	45,903	43,545
4.00%, 7/1/52	37,707	34,854
4.50%, 9/1/52	162,447	154,145
5.00%, 9/1/52	47,162	45,826
4.00%, 10/1/52	97,028	89,679
4.50%, 11/1/52	333,900	316,747
4.00%, 12/1/52	33,797	31,224
5.00%, 4/1/53	48,256	46,804
5.00%, 5/1/53	249,134	241,599
5.50%, 6/1/53	267,332	264,217
5.00%, 7/1/53	271,632	263,416

Total Federal Home Loan Mortgage Corporation		15,589,000

Federal National Mortgage Association – 12.4%
1.63%, 10/15/24	25,000	24,010
0.50%, 6/17/25	250,000	231,048
0.38%, 8/25/25	300,000	274,782
4.00%, 9/1/25	3,940	3,868
5.50%, 10/1/25	8,892	8,812
2.13%, 4/24/26	25,000	23,449
4.00%, 7/1/26	808	796
1.88%, 9/24/26	39,000	36,057
3.50%, 10/1/26	20,761	20,143
3.00%, 11/1/26	8,493	8,192
3.50%, 12/1/26	2,334	2,269
3.00%, 2/1/27	25,904	25,104
3.00%, 6/1/27	21,983	21,304
3.00%, 9/1/27	10,787	10,454
2.50%, 8/1/28	9,926	9,521
3.00%, 9/1/28	8,654	8,385
3.00%, 11/1/28	5,450	5,280
7.25%, 5/15/30	150,000	175,170
3.50%, 4/1/31	14,143	13,523
2.50%, 6/1/31	9,839	9,090
2.50%, 7/1/31	10,310	9,525
3.00%, 8/1/31	85,534	81,153
2.50%, 10/1/31	231,816	214,164
3.50%, 11/1/31	22,854	22,314
2.50%, 4/1/32	13,224	12,217
2.50%, 9/1/32	37,540	34,493
3.00%, 9/1/32	16,198	15,369
3.00%, 10/1/32	18,026	16,806
3.50%, 1/1/33	10,206	9,705
3.50%, 2/1/33	23,455	22,340
3.00%, 6/1/33	60,995	57,182
5.00%, 10/1/33	76,556	76,418
6.00%, 2/1/34	25,621	26,408
4.00%, 3/1/34	14,322	14,004
2.50%, 5/1/34	14,619	13,228
3.00%, 6/1/34	6,736	6,269
4.00%, 8/1/34	7,345	7,116
3.00%, 1/1/35	8,170	7,603
2.50%, 5/1/35	17,006	15,371
2.00%, 7/1/35	48,228	42,370
2.50%, 8/1/35	39,423	35,942
2.00%, 9/1/35	230,368	203,205
3.50%, 9/1/35	21,057	19,864
1.50%, 10/1/35	36,847	31,575
2.00%, 10/1/35	84,170	73,976
1.50%, 12/1/35	141,994	121,677
2.00%, 12/1/35	220,386	193,694
3.50%, 1/1/36	7,571	7,142
2.50%, 2/1/36	14,413	13,027
1.50%, 3/1/36	126,048	107,902

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
2.00%, 3/1/36	$16,343	$14,359
1.50%, 4/1/36	177,632	152,059
3.00%, 4/1/36	16,115	14,790
3.00%, 6/1/36	38,243	35,083
3.50%, 7/1/36	19,062	17,962
2.00%, 9/1/36	24,455	21,473
3.00%, 9/1/36	79,471	72,905
2.00%, 10/1/36	382,192	335,589
1.50%, 11/1/36	147,026	125,860
2.00%, 11/1/36	203,520	178,704
3.00%, 11/1/36	45,453	41,844
2.50%, 12/1/36	76,350	68,961
2.00%, 1/1/37	83,604	73,644
2.50%, 1/1/37	177,150	159,849
2.00%, 2/1/37	232,314	203,986
3.00%, 4/1/37	54,841	51,071
3.50%, 5/1/37	37,991	36,041
3.50%, 7/1/37	16,762	15,681
2.00%, 8/1/37	34,080	29,885
5.50%, 8/1/37	156,750	159,169
3.50%, 4/1/38	9,354	8,719
4.50%, 9/1/39	8,675	8,470
3.00%, 12/1/39	57,319	52,160
4.50%, 8/1/40	17,275	16,841
2.00%, 9/1/40	51,074	42,984
2.50%, 9/1/40	52,846	45,690
4.50%, 9/1/40	168,549	164,315
5.50%, 9/1/40	31,643	32,346
2.00%, 11/1/40	68,702	57,724
2.50%, 12/1/40	29,451	25,437
3.50%, 12/1/40	60,995	56,095
3.50%, 2/1/41	187,187	172,149
2.00%, 3/1/41	19,327	16,190
2.00%, 4/1/41	19,966	16,722
2.00%, 5/1/41	64,683	54,160
1.50%, 6/1/41	41,884	33,878
1.50%, 7/1/41	50,255	40,633
2.50%, 10/1/41	146,489	125,893
3.50%, 10/1/41	122,609	112,758
2.00%, 11/1/41	172,517	144,206
3.00%, 2/1/42	21,400	19,046
2.50%, 5/1/42	22,635	19,375
3.50%, 6/1/42	5,911	5,436
4.00%, 9/1/42	98,333	93,275
3.00%, 1/1/43	51,217	45,490
3.00%, 4/1/43	38,625	34,296
3.00%, 5/1/43	32,060	28,467
3.00%, 6/1/43	62,751	55,718
4.00%, 6/1/43	3,762	3,572
3.00%, 8/1/43	279,777	248,420
3.00%, 9/1/43	44,200	39,246
4.00%, 11/1/43	6,786	6,426
4.00%, 2/1/44	49,708	47,075
4.50%, 2/1/44	67,811	65,895
4.50%, 4/1/44	72,327	71,072
4.00%, 9/1/44	33,601	31,740
4.00%, 12/1/44	75,147	71,166
3.50%, 2/1/45	56,453	51,914
5.00%, 2/1/45	30,298	30,257
3.50%, 4/1/45	36,019	32,979
3.50%, 6/1/45	60,377	55,314
4.00%, 6/1/45	26,192	24,805
3.50%, 8/1/45	32,957	30,175
3.50%, 12/1/45	33,624	30,694
3.50%, 2/1/46	16,893	15,421
3.50%, 4/1/46	5,834	5,301
3.00%, 5/1/46	38,767	34,108
3.50%, 5/1/46	12,740	11,577
3.50%, 6/1/46	67,827	61,636
4.00%, 7/1/46	9,681	9,093
3.00%, 9/1/46	21,434	18,858
4.00%, 10/1/46	10,665	10,018
2.50%, 11/1/46	8,039	6,831
3.00%, 11/1/46	293,546	258,273
3.50%, 11/1/46	11,631	10,617
4.50%, 11/1/46	13,571	13,202
3.50%, 12/1/46	62,531	57,186
3.50%, 1/1/47	63,274	57,499
4.00%, 1/1/47	75,316	70,747
4.00%, 2/1/47	8,355	7,848
4.00%, 3/1/47	45,954	43,115
4.00%, 5/1/47	20,047	18,809
4.50%, 5/1/47	73,609	71,609
3.50%, 7/1/47	77,495	70,384
4.00%, 8/1/47	138,897	130,315
3.50%, 9/1/47	72,271	66,210
3.50%, 11/1/47	184,318	167,406
4.50%, 11/1/47	51,224	49,500
3.00%, 12/1/47	50,483	44,416
3.50%, 12/1/47	32,273	29,312
3.50%, 1/1/48	88,769	81,126
4.00%, 1/1/48	48,027	45,059
4.00%, 4/1/48	177,529	166,444
4.50%, 5/1/48	15,523	14,980
4.50%, 6/1/48	174,098	168,003
4.50%, 7/1/48	24,230	23,382
4.00%, 9/1/48	127,769	119,791
4.00%, 11/1/48	481,636	451,876
4.00%, 1/1/49	95,411	89,475
5.00%, 5/1/49	34,690	34,232
4.00%, 6/1/49	162,311	152,282
4.50%, 7/1/49	12,641	12,097
3.00%, 9/1/49	239,424	208,112
4.00%, 9/1/49	88,297	82,662
3.00%, 10/1/49	70,029	61,020
4.00%, 10/1/49	9,602	8,987
3.50%, 11/1/49	136,995	124,836
5.00%, 11/1/49	35,383	34,912
2.50%, 1/1/50	54,932	46,093
3.00%, 1/1/50	35,550	30,977
3.50%, 1/1/50	78,839	71,332
4.50%, 1/1/50	63,686	61,302
3.00%, 3/1/50	117,291	102,755
4.00%, 3/1/50	57,498	53,817
4.50%, 3/1/50	63,273	61,058
5.00%, 3/1/50	115,597	114,081

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.00%, 4/1/50	$84,385	$73,405
3.50%, 4/1/50	141,278	128,511
3.50%, 5/1/50	113,409	102,687
4.00%, 5/1/50	44,819	41,902
2.50%, 6/1/50	208,047	173,761
2.50%, 7/1/50	255,931	214,174
3.00%, 7/1/50	122,136	106,216
2.00%, 8/1/50	206,491	165,928
2.50%, 8/1/50	89,382	74,619
3.00%, 8/1/50	28,016	24,541
2.00%, 9/1/50	980,245	785,755
2.50%, 9/1/50	376,954	317,394
2.00%, 10/1/50	317,123	255,471
1.50%, 11/1/50	284,428	215,499
2.00%, 11/1/50	180,565	144,627
2.50%, 11/1/50	156,088	131,299
1.50%, 12/1/50	394,085	298,505
2.00%, 12/1/50	1,451,206	1,163,667
2.50%, 12/1/50	315,116	264,294
3.00%, 12/1/50	56,771	49,338
1.50%, 1/1/51	62,438	47,283
2.00%, 1/1/51	411,045	328,852
1.50%, 2/1/51	62,900	47,652
2.50%, 2/1/51	683,599	572,426
1.50%, 3/1/51	218,896	165,670
2.00%, 3/1/51	1,392,763	1,124,218
2.00%, 4/1/51	900,553	718,266
2.50%, 5/1/51	609,964	508,642
2.00%, 6/1/51	209,887	168,557
2.00%, 7/1/51	363,240	290,255
3.00%, 7/1/51	228,458	197,787
1.50%, 8/1/51	67,693	51,182
2.50%, 8/1/51	638,879	531,443
2.00%, 9/1/51	420,616	335,544
2.50%, 9/1/51	658,652	547,226
3.50%, 9/1/51	50,707	45,516
2.00%, 10/1/51	543,308	433,421
3.00%, 11/1/51	109,315	94,574
2.00%, 12/1/51	495,946	395,392
2.50%, 12/1/51	191,759	160,619
3.00%, 12/1/51	102,890	88,911
2.00%, 1/1/52	566,147	451,219
2.50%, 1/1/52	177,142	148,569
2.50%, 2/1/52	361,740	302,175
3.00%, 2/1/52	202,312	175,499
2.50%, 3/1/52	618,718	514,438
1.50%, 4/1/52	23,400	17,693
2.50%, 4/1/52	379,832	316,998
3.00%, 4/1/52	46,149	39,840
3.00%, 5/1/52	57,127	49,311
3.50%, 6/1/52	166,845	149,364
2.50%, 7/1/52	168,834	140,254
3.50%, 7/1/52	23,864	21,373
2.50%, 8/1/52	94,485	78,379
4.00%, 8/1/52	47,482	43,886
4.00%, 9/1/52	141,048	130,334
5.00%, 9/1/52	23,179	22,503
4.50%, 10/1/52	60,558	57,448
5.50%, 11/1/52	23,582	23,338
5.00%, 1/1/53	33,753	32,735
4.50%, 7/1/53	237,474	225,249
5.00%, 8/1/53	24,973	24,220

Total Federal National Mortgage Association		24,911,290

Government National Mortgage Association – 6.1%
2.50%, 7/20/28	30,220	28,383
3.00%, 4/20/33	19,104	17,805
2.00%, 5/20/36	34,677	30,425
4.00%, 11/20/40	24,102	23,067
5.00%, 2/20/43	18,728	18,789
4.00%, 6/20/43	37,973	36,320
5.00%, 4/20/44	40,808	40,922
3.50%, 7/20/44	46,036	42,716
4.00%, 7/20/44	90,766	86,462
5.00%, 7/20/44	7,192	7,212
3.50%, 8/20/44	58,590	54,365
5.00%, 8/20/44	6,509	6,527
3.00%, 9/20/44	28,035	25,163
4.50%, 9/20/44	24,127	23,496
3.50%, 10/20/44	348,000	322,053
3.00%, 1/20/45	10,305	9,249
4.00%, 4/20/45	60,829	57,945
3.00%, 7/20/45	75,303	67,531
3.00%, 12/20/45	57,975	51,990
3.50%, 12/20/45	82,159	75,981
4.50%, 12/20/45	23,101	22,496
3.50%, 1/20/46	116,976	108,180
3.00%, 5/20/46	183,113	164,128
4.00%, 7/20/46	66,510	63,030
2.50%, 10/20/46	53,796	46,501
3.00%, 12/20/46	6,573	5,879
4.00%, 12/20/46	15,253	14,455
4.00%, 1/20/47	13,362	12,663
4.50%, 1/20/47	18,167	17,670
3.00%, 2/20/47	550,699	492,536
3.50%, 2/20/47	50,051	46,187
3.50%, 3/20/47	45,916	42,242
3.50%, 4/20/47	24,612	22,643
4.00%, 4/20/47	72,381	68,491
3.00%, 5/20/47	29,013	25,889
4.00%, 7/20/47	15,936	15,079
4.00%, 8/20/47	13,981	13,229
3.50%, 9/20/47	39,112	35,982
4.50%, 10/20/47	6,146	5,966
3.50%, 11/20/47	112,654	103,745
3.50%, 1/20/48	157,363	144,546
4.00%, 1/20/48	26,953	25,504
3.00%, 2/20/48	121,221	108,168
3.50%, 2/20/48	140,775	129,511
3.50%, 3/20/48	13,586	12,499
3.50%, 4/20/48	24,060	22,135
3.50%, 6/20/48	40,450	37,213
3.50%, 7/20/48	34,769	31,970
4.00%, 9/20/48	21,477	20,286
4.50%, 9/20/48	12,239	11,831
3.50%, 10/20/48	165,194	151,894
4.50%, 1/20/49	12,363	11,951

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.50%, 3/20/49	$6,120	$5,628
4.00%, 3/20/49	22,103	20,877
4.50%, 3/20/49	5,814	5,621
5.00%, 3/20/49	10,787	10,652
4.00%, 4/20/49	9,264	8,741
4.50%, 4/20/49	32,615	31,529
4.50%, 6/20/49	37,978	36,713
3.50%, 7/20/49	34,088	31,366
3.00%, 8/20/49	54,491	48,446
3.50%, 8/20/49	19,991	18,392
3.00%, 9/20/49	54,060	48,110
3.00%, 10/20/49	210,956	187,436
4.00%, 10/20/49	25,435	23,998
3.00%, 11/15/49	7,320	6,478
2.50%, 11/20/49	37,633	32,380
3.00%, 1/20/50	6,083	5,399
3.50%, 1/20/50	4,368	4,017
4.50%, 1/20/50	9,011	8,711
3.00%, 2/20/50	74,154	65,804
4.00%, 2/20/50	91,499	86,331
2.50%, 4/20/50	88,036	75,631
3.00%, 5/20/50	23,318	20,681
2.50%, 6/20/50	133,943	114,994
3.00%, 6/20/50	43,493	38,568
3.50%, 7/20/50	113,293	104,124
5.00%, 7/20/50	42,340	41,953
2.00%, 8/20/50	125,758	104,340
2.50%, 8/20/50	334,474	286,244
3.00%, 8/20/50	60,619	53,736
3.00%, 9/20/50	183,774	162,908
4.00%, 9/20/50	37,183	35,083
4.50%, 9/20/50	48,060	46,460
2.00%, 11/20/50	515,148	427,029
2.50%, 11/20/50	258,291	221,392
3.00%, 11/20/50	70,459	62,448
2.00%, 12/20/50	176,745	146,468
2.50%, 12/20/50	380,450	325,994
3.50%, 12/20/50	28,083	25,662
2.00%, 3/20/51	391,597	324,086
2.50%, 3/20/51	426,851	365,293
2.50%, 4/20/51	183,304	156,818
2.00%, 6/20/51	256,605	212,176
3.00%, 7/20/51	110,712	97,935
2.50%, 8/20/51	447,363	381,634
1.50%, 9/20/51	43,414	34,415
2.00%, 9/20/51	523,841	432,863
2.50%, 9/20/51	335,105	285,559
3.00%, 9/20/51	216,255	191,177
2.00%, 10/20/51	137,084	113,242
2.00%, 11/20/51	642,861	530,894
2.50%, 11/20/51	90,438	77,076
2.50%, 1/20/52	88,855	75,690
2.00%, 2/20/52	22,607	18,636
2.50%, 2/20/52	166,024	141,425
2.00%, 3/20/52	119,055	98,145
2.50%, 3/20/52	45,123	38,421
2.50%, 4/20/52	45,515	38,751
3.00%, 6/20/52	23,301	20,492
3.00%, 7/20/52	46,348	40,773
4.50%, 7/20/52	487,288	464,569
4.00%, 8/20/52	143,259	133,525
4.00%, 9/20/52	216,554	201,840
4.00%, 11/20/52	24,232	22,586
3.50%, 2/20/53	24,190	22,085
5.00%, 2/20/53	171,745	167,125
4.00%, 9/20/53(b)	75,000	69,927
4.50%, 9/20/53(b)	175,000	166,843
5.00%, 9/20/53(b)	400,000	389,270
5.50%, 9/20/53(b)	450,000	445,502
6.00%, 9/20/53(b)	250,000	250,802
6.50%, 9/20/53(b)	100,000	101,319
5.00%, 10/20/53(b)	50,000	48,668
5.50%, 10/20/53(b)	75,000	74,246
6.00%, 10/20/53(b)	25,000	25,065
6.50%, 10/20/53(b)	50,000	50,604

Total Government National Mortgage Association		12,350,721

Tennessee Valley Authority – 0.1%
2.88%, 9/15/24	25,000	24,360
5.25%, 9/15/39	140,000	144,528

Total Tennessee Valley Authority		168,888

Uniform Mortgage-Backed Securities – 1.5%
4.00%, 9/1/38(b)	25,000	24,007
4.50%, 9/1/38(b)	50,000	48,726
5.00%, 9/1/38(b)	25,000	24,718
5.00%, 10/1/38(b)	50,000	49,441
4.00%, 9/1/53(b)	75,000	69,282
4.50%, 9/1/53(b)	200,000	189,734
5.00%, 9/1/53(b)	675,000	654,560
5.50%, 9/1/53(b)	775,000	765,923
6.00%, 9/1/53(b)	625,000	626,673
6.50%, 9/1/53(b)	275,000	279,348
5.00%, 10/1/53(b)	75,000	72,745
5.50%, 10/1/53(b)	125,000	123,548
6.00%, 10/1/53(b)	100,000	100,239
6.50%, 10/1/53(b)	50,000	50,770

Total Uniform Mortgage-Backed Securities		3,079,714
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $64,022,775)		57,455,181

U.S. GOVERNMENT OBLIGATIONS – 40.3%

U.S. Treasury Bonds – 8.1%
6.13%, 8/15/29	45,000	49,375
4.50%, 2/15/36	20,000	20,922
4.75%, 2/15/37	350,000	374,199
4.50%, 5/15/38	100,000	103,664
3.50%, 2/15/39	67,000	61,656
4.38%, 11/15/39	595,000	603,832
1.13%, 5/15/40	285,000	176,589
4.38%, 5/15/40	40,000	40,506
3.88%, 8/15/40	35,000	33,239
1.38%, 11/15/40	1,140,000	728,264
4.25%, 11/15/40	65,000	64,746
1.88%, 2/15/41	1,080,000	749,756
4.75%, 2/15/41	25,000	26,422
2.25%, 5/15/41	1,225,000	902,959

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.38%, 5/15/41	$40,000	$40,309
1.75%, 8/15/41	140,000	94,117
3.75%, 8/15/41	395,000	366,054
2.00%, 11/15/41	415,000	290,565
3.13%, 11/15/41	295,000	249,021
2.38%, 2/15/42	925,000	688,330
3.25%, 5/15/42	540,000	461,194
3.38%, 8/15/42	410,000	355,867
2.75%, 11/15/42	60,000	47,063
3.13%, 2/15/43	275,000	228,486
3.88%, 5/15/43	120,000	111,619
3.63%, 8/15/43	90,000	80,452
4.38%, 8/15/43	125,000	124,687
2.50%, 2/15/45	245,000	179,903
3.00%, 5/15/45	60,000	48,080
2.50%, 2/15/46	725,000	527,268
2.50%, 5/15/46	295,000	214,290
2.25%, 8/15/46	415,000	285,961
2.88%, 11/15/46	165,000	128,378
3.00%, 2/15/47	225,000	178,928
3.00%, 5/15/47	240,000	190,819
2.75%, 8/15/47	355,000	269,134
3.13%, 5/15/48	440,000	357,431
3.00%, 8/15/48	480,000	381,037
3.38%, 11/15/48	35,000	29,747
3.00%, 2/15/49	520,000	412,831
2.88%, 5/15/49	365,000	283,103
2.25%, 8/15/49	480,000	326,625
2.38%, 11/15/49	460,000	321,748
2.00%, 2/15/50	75,000	48,035
1.25%, 5/15/50	535,000	279,830
1.38%, 8/15/50	535,000	289,276
1.63%, 11/15/50	650,000	376,035
1.88%, 2/15/51	855,000	527,629
2.38%, 5/15/51	1,020,000	709,219
1.88%, 11/15/51	455,000	279,647
2.25%, 2/15/52	630,000	425,250
2.88%, 5/15/52	660,000	512,480
3.00%, 8/15/52	550,000	438,496
4.00%, 11/15/52	525,000	506,748
3.63%, 2/15/53	230,000	207,270
3.63%, 5/15/53	375,000	338,291
4.13%, 8/15/53	50,000	49,332

Total U.S. Treasury Bonds		16,196,714

U.S. Treasury Notes – 32.2%
0.38%, 9/15/24	440,000	418,069
0.63%, 10/15/24	910,000	864,162
1.50%, 10/31/24	330,000	316,078
2.25%, 10/31/24	30,000	28,979
4.38%, 10/31/24	800,000	791,719
0.75%, 11/15/24	790,000	748,834
2.25%, 11/15/24	650,000	627,225
1.50%, 11/30/24	375,000	358,162
2.13%, 11/30/24	250,000	240,664
1.00%, 12/15/24	990,000	938,508
1.75%, 12/31/24	50,000	47,802
2.25%, 12/31/24	275,000	264,677
1.13%, 1/15/25	570,000	539,786
1.38%, 1/31/25	220,000	208,794
2.50%, 1/31/25	75,000	72,308
1.50%, 2/15/25	150,000	142,418
2.00%, 2/15/25	285,000	272,643
1.13%, 2/28/25	185,000	174,511
2.75%, 2/28/25	290,000	280,246
1.75%, 3/15/25	400,000	380,484
0.50%, 3/31/25	600,000	558,926
3.88%, 3/31/25	500,000	490,977
2.63%, 4/15/25	505,000	486,181
0.38%, 4/30/25	600,000	556,043
3.88%, 4/30/25	325,000	319,097
2.13%, 5/15/25	555,000	529,190
2.75%, 5/15/25	455,000	438,471
0.25%, 5/31/25	30,000	27,649
2.88%, 5/31/25	245,000	236,425
4.25%, 5/31/25	335,000	330,904
2.88%, 6/15/25	480,000	463,050
4.63%, 6/30/25	350,000	348,072
0.25%, 7/31/25	450,000	412,225
2.88%, 7/31/25	145,000	139,679
4.75%, 7/31/25	335,000	334,104
2.00%, 8/15/25	605,000	572,836
3.13%, 8/15/25	445,000	430,555
0.25%, 8/31/25	600,000	547,852
2.75%, 8/31/25	205,000	196,816
5.00%, 8/31/25	320,000	320,906
3.50%, 9/15/25	450,000	438,311
0.25%, 9/30/25	600,000	546,703
0.25%, 10/31/25	390,000	354,108
2.25%, 11/15/25	515,000	487,983
0.38%, 11/30/25	395,000	358,586
2.88%, 11/30/25	260,000	249,691
0.38%, 12/31/25	605,000	548,234
2.63%, 12/31/25	235,000	224,214
0.38%, 1/31/26	655,000	591,214
2.63%, 1/31/26	140,000	133,437
1.63%, 2/15/26	570,000	529,966
4.00%, 2/15/26	235,000	231,310
0.50%, 2/28/26	220,000	198,687
2.50%, 2/28/26	140,000	132,951
4.63%, 3/15/26	365,000	364,758
0.75%, 3/31/26	965,000	875,926
2.25%, 3/31/26	115,000	108,455
3.75%, 4/15/26	410,000	401,159
0.75%, 4/30/26	145,000	131,151
2.38%, 4/30/26	40,000	37,786
1.63%, 5/15/26	555,000	513,418
3.63%, 5/15/26	340,000	331,619
2.13%, 5/31/26	145,000	135,892
4.13%, 6/15/26	335,000	331,153
0.88%, 6/30/26	350,000	316,436
1.88%, 6/30/26	245,000	227,879
4.50%, 7/15/26	320,000	319,475
0.63%, 7/31/26	380,000	339,877
1.88%, 7/31/26	265,000	245,922
4.38%, 8/15/26	300,000	298,629
0.75%, 8/31/26	660,000	591,035

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
1.38%, 8/31/26	$255,000	$232,707
0.88%, 9/30/26	730,000	655,146
1.13%, 10/31/26	630,000	568,034
1.63%, 10/31/26	455,000	416,787
2.00%, 11/15/26	260,000	240,795
1.25%, 11/30/26	635,000	573,584
1.63%, 11/30/26	240,000	219,506
1.25%, 12/31/26	590,000	532,198
1.75%, 12/31/26	255,000	233,853
1.50%, 1/31/27	640,000	580,625
2.25%, 2/15/27	505,000	469,650
1.13%, 2/28/27	150,000	134,139
1.88%, 2/28/27	690,000	633,129
2.38%, 5/15/27	605,000	563,146
0.50%, 5/31/27	500,000	433,184
2.63%, 5/31/27	525,000	492,864
0.50%, 6/30/27	485,000	419,146
0.38%, 7/31/27	685,000	587,227
2.25%, 8/15/27	380,000	350,906
0.50%, 8/31/27	710,000	610,184
0.38%, 9/30/27	765,000	652,103
4.13%, 9/30/27	200,000	198,172
0.50%, 10/31/27	955,000	816,152
2.25%, 11/15/27	385,000	354,110
0.63%, 11/30/27	860,000	737,181
0.63%, 12/31/27	1,030,000	880,650
0.75%, 1/31/28	520,000	446,042
3.50%, 1/31/28	570,000	551,341
2.75%, 2/15/28	630,000	590,280
4.00%, 2/29/28	145,000	143,238
3.63%, 3/31/28	765,000	743,723
1.25%, 4/30/28	1,095,000	955,088
3.50%, 4/30/28	385,000	372,262
2.88%, 5/15/28	470,000	441,855
1.25%, 5/31/28	595,000	518,045
3.63%, 5/31/28	265,000	257,775
1.25%, 6/30/28	450,000	391,025
4.00%, 6/30/28	360,000	355,753
1.00%, 7/31/28	410,000	350,966
4.13%, 7/31/28	345,000	343,032
2.88%, 8/15/28	15,000	14,065
1.13%, 8/31/28	565,000	485,679
4.38%, 8/31/28	600,000	603,680
1.25%, 9/30/28	650,000	561,031
1.38%, 10/31/28	100,000	86,691
3.13%, 11/15/28	560,000	530,272
1.50%, 11/30/28	630,000	548,838
1.38%, 12/31/28	615,000	531,470
1.75%, 1/31/29	980,000	861,864
2.63%, 2/15/29	660,000	607,741
1.88%, 2/28/29	550,000	486,471
2.38%, 3/31/29	515,000	467,041
2.88%, 4/30/29	480,000	446,756
2.38%, 5/15/29	530,000	480,168
2.75%, 5/31/29	460,000	424,871
3.25%, 6/30/29	600,000	568,992
2.63%, 7/31/29	415,000	380,098
1.63%, 8/15/29	145,000	125,584
3.13%, 8/31/29	405,000	381,159
3.88%, 9/30/29	395,000	387,069
1.50%, 2/15/30	615,000	521,741
0.63%, 5/15/30	970,000	769,559
4.00%, 7/31/30	300,000	296,461
0.63%, 8/15/30	1,480,000	1,166,425
4.13%, 8/31/30	285,000	283,820
0.88%, 11/15/30	525,000	420,287
1.63%, 5/15/31	390,000	326,686
1.25%, 8/15/31	1,210,000	977,264
1.38%, 11/15/31	1,635,000	1,325,372
1.88%, 2/15/32	1,425,000	1,197,891
2.88%, 5/15/32	675,000	613,512
2.75%, 8/15/32	625,000	561,084
4.13%, 11/15/32	975,000	974,695
3.38%, 5/15/33	910,000	857,462
3.88%, 8/15/33	300,000	294,633

Total U.S. Treasury Notes		64,664,027
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $83,389,157)		80,860,741

CORPORATE BONDS – 25.3%

Australia – 0.1%

BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	23,000	22,280

Westpac Banking Corp. 3.35%, 3/8/27	23,000	21,717
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year USD Secured Overnight Financing Rate ICE Swap Rate + 2.236% thereafter)(c)	10,000	9,342
2.67%, 11/15/35, (2.668% fixed rate until 11/15/30; 5-year Constant Maturity Treasury Rate + 1.75% thereafter)(c)	30,000	23,090
4.42%, 7/24/39	10,000	8,079
2.96%, 11/16/40	50,000	32,507

Total Australia		117,015

Austria – 0.0%

Suzano Austria GmbH 3.75%, 1/15/31	41,000	34,793

Belgium – 0.2%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.65%, 2/1/26	149,000	144,022
4.70%, 2/1/36	25,000	23,942
4.90%, 2/1/46	50,000	46,522

Anheuser-Busch InBev Worldwide, Inc. 4.90%, 1/23/31(d)	40,000	40,181
4.60%, 4/15/48	119,000	107,247
4.50%, 6/1/50	100,000	89,223

Total Belgium		451,137

Brazil – 0.0%

Vale Overseas Ltd. 6.13%, 6/12/33	20,000	19,871
6.88%, 11/21/36	10,000	10,412

Total Brazil		30,283

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Canada – 0.6%

Bank of Montreal 3.70%, 6/7/25	$80,000	$77,352
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	5,000	4,421

Bank of Nova Scotia 5.45%, 6/12/25	10,000	9,951
2.15%, 8/1/31	50,000	39,813

Brookfield Corp. 4.00%, 1/15/25	21,000	20,439

Brookfield Finance, Inc. 3.90%, 1/25/28(d)	10,000	9,355
4.85%, 3/29/29	25,000	23,961
4.70%, 9/20/47	3,000	2,482

Canadian National Railway Co. 2.75%, 3/1/26	8,000	7,565
3.85%, 8/5/32	75,000	69,261
4.40%, 8/5/52	25,000	22,148

Canadian Natural Resources Ltd. 3.85%, 6/1/27	18,000	17,044

Canadian Pacific Railway Co. 4.80%, 9/15/35	35,000	33,755
4.95%, 8/15/45	65,000	59,445

Cenovus Energy, Inc. 6.75%, 11/15/39	17,000	17,657

Enbridge, Inc. 4.25%, 12/1/26	11,000	10,623
4.00%, 11/15/49	70,000	52,650

Kinross Gold Corp. 4.50%, 7/15/27	15,000	14,470

Nutrien Ltd. 2.95%, 5/13/30	90,000	77,647
5.63%, 12/1/40	5,000	4,779
5.25%, 1/15/45	18,000	16,265
3.95%, 5/13/50	25,000	18,843

Rogers Communications, Inc. 3.20%, 3/15/27	200,000	184,888

Royal Bank of Canada 2.25%, 11/1/24	15,000	14,426
5.20%, 7/20/26	10,000	9,961
5.20%, 8/1/28	10,000	9,943
3.88%, 5/4/32	100,000	90,860

TELUS Corp. 2.80%, 2/16/27	6,000	5,562

Toronto-Dominion Bank 0.70%, 9/10/24	25,000	23,792
3.77%, 6/6/25	20,000	19,419
0.75%, 9/11/25	25,000	22,805
5.53%, 7/17/26	15,000	15,039
5.52%, 7/17/28	10,000	10,047
4.46%, 6/8/32	70,000	65,263

TransCanada PipeLines Ltd. 4.25%, 5/15/28	16,000	15,245
4.63%, 3/1/34(d)	23,000	20,821
5.85%, 3/15/36	29,000	28,823

Total Canada		1,146,820

Chile – 0.0%

Enel Chile SA 4.88%, 6/12/28	25,000	23,954

France – 0.0%

Sanofi 3.63%, 6/19/28(d)	5,000	4,829

TotalEnergies Capital International SA 3.46%, 2/19/29	20,000	18,625
3.46%, 7/12/49	20,000	14,911

Total France		38,365

Germany – 0.5%

Deutsche Bank AG
7.15%, 7/13/27, (7.146% fixed rate until 7/13/26; Secured Overnight Financing Rate + 2.52% thereafter)(c)	150,000	152,325

Deutsche Telekom International Finance BV 9.25%, 6/1/32	35,000	44,053

Kreditanstalt fuer Wiederaufbau 0.63%, 1/22/26	240,000	217,865
3.63%, 4/1/26	200,000	194,912
2.88%, 4/3/28	40,000	37,471
4.13%, 7/15/33	35,000	34,599
0.00%, 4/18/36(a)	50,000	28,865

Landwirtschaftliche Rentenbank 1.75%, 7/27/26	195,000	179,714
2.50%, 11/15/27, Series 37	26,000	24,113

Total Germany		913,917

Japan – 0.3%

Mitsubishi UFJ Financial Group, Inc. 3.78%, 3/2/25	5,000	4,855
5.72%, 2/20/26, (5.719% fixed rate until 2/20/25; 1-year Constant Maturity Treasury Rate + 1.08% thereafter)(c)	200,000	199,584
4.15%, 3/7/39	25,000	21,788

Mizuho Financial Group, Inc.
2.17%, 5/22/32, (2.172% fixed rate until 5/22/31; 1-year Constant Maturity Treasury Rate + 0.87% thereafter)(c)	103,000	79,706

Sumitomo Mitsui Financial Group, Inc. 3.45%, 1/11/27	25,000	23,417
3.35%, 10/18/27	16,000	14,732
5.80%, 7/13/28	200,000	202,534
3.20%, 9/17/29	30,000	26,289
6.18%, 7/13/43	10,000	10,077

Takeda Pharmaceutical Co. Ltd. 3.03%, 7/9/40	25,000	18,181

Toyota Motor Corp. 3.67%, 7/20/28	2,000	1,908

Total Japan		603,071

Mexico – 0.0%

Southern Copper Corp. 6.75%, 4/16/40	5,000	5,432

Netherlands – 0.2%

Cooperatieve Rabobank UA 5.50%, 7/18/25	250,000	250,180

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Shell International Finance BV 5.50%, 3/25/40	$27,000	$27,614
4.38%, 5/11/45	50,000	43,399
4.00%, 5/10/46	50,000	41,110
3.13%, 11/7/49	41,000	28,604

Total Netherlands		390,907

Norway – 0.1%

Equinor ASA 3.63%, 9/10/28	164,000	155,813

Spain – 0.2%

Banco Santander SA 5.29%, 8/18/27	200,000	195,970
5.59%, 8/8/28	200,000	198,342

Telefonica Europe BV 8.25%, 9/15/30	25,000	28,551

Total Spain		422,863

Switzerland – 0.2%

Credit Suisse AG 5.00%, 7/9/27	200,000	195,002

UBS Group AG 4.55%, 4/17/26	192,000	185,916

Total Switzerland		380,918

United Kingdom – 1.2%

AstraZeneca PLC 3.38%, 11/16/25	15,000	14,422
4.00%, 1/17/29	25,000	24,008
6.45%, 9/15/37	25,000	28,133
4.38%, 11/16/45	50,000	44,530

Barclays PLC
5.83%, 5/9/27, (5.829% fixed rate until 5/9/26; Secured Overnight Financing Rate + 2.21% thereafter)(c)	200,000	198,322
3.33%, 11/24/42, (3.33% fixed rate until 11/24/41; 1-year Constant Maturity Treasury Rate + 1.30% thereafter)(c)	200,000	137,058

BAT Capital Corp. 3.22%, 9/6/26	25,000	23,355
4.39%, 8/15/37	25,000	19,805
3.98%, 9/25/50	100,000	66,220

BP Capital Markets PLC 3.28%, 9/19/27	24,000	22,617

British Telecommunications PLC 9.63%, 12/15/30	111,000	135,272

Diageo Capital PLC 2.13%, 4/29/32	30,000	24,143

GlaxoSmithKline Capital, Inc. 5.38%, 4/15/34	20,000	21,204
6.38%, 5/15/38	50,000	56,950

HSBC Holdings PLC 3.90%, 5/25/26	25,000	23,821
1.59%, 5/24/27, (1.589% fixed rate until 5/24/26; Secured Overnight Financing Rate + 1.29% thereafter)(c)	200,000	177,912
5.89%, 8/14/27, (5.887% fixed rate until 8/14/26; Secured Overnight Financing Rate + 1.57% thereafter)(c)	200,000	199,426
4.95%, 3/31/30	175,000	168,515
6.55%, 6/20/34, (6.547% fixed rate until 6/20/33; Secured Overnight Financing Rate + 2.98% thereafter)(c)(d)	200,000	195,966

Lloyds Banking Group PLC
4.72%, 8/11/26, (4.716% fixed rate until 8/11/25; 1-year Constant Maturity Treasury Rate + 1.75% thereafter)(c)	300,000	293,421
5.99%, 8/7/27, (5.985% fixed rate until 8/7/26; 1-year Constant Maturity Treasury Rate + 1.48% thereafter)(c)	200,000	199,828
4.98%, 8/11/33, (4.976% fixed rate until 8/11/32; 1-year Constant Maturity Treasury Rate + 2.30% thereafter)(c)	200,000	185,190

Reynolds American, Inc. 7.25%, 6/15/37	23,000	24,150
5.85%, 8/15/45	10,000	8,692

Unilever Capital Corp. 5.90%, 11/15/32	70,000	76,192

Vodafone Group PLC 4.13%, 5/30/25	37,000	36,172
4.38%, 2/19/43	34,000	27,745
5.25%, 5/30/48	30,000	27,111
5.75%, 2/10/63	50,000	46,530

Total United Kingdom		2,506,710

United States – 21.7%

3M Co. 2.88%, 10/15/27(d)	19,000	17,502
3.38%, 3/1/29(d)	35,000	32,057
3.05%, 4/15/30(d)	10,000	8,935
3.63%, 10/15/47(d)	88,000	65,784

Abbott Laboratories 6.15%, 11/30/37	53,000	58,858
4.75%, 4/15/43	10,000	9,607

AbbVie, Inc. 3.60%, 5/14/25	24,000	23,278
2.95%, 11/21/26	165,000	154,450
4.55%, 3/15/35	10,000	9,463
4.50%, 5/14/35	100,000	94,120
4.05%, 11/21/39	125,000	107,265
4.40%, 11/6/42	15,000	13,113
4.75%, 3/15/45	2,000	1,797
4.25%, 11/21/49	14,000	11,800

Activision Blizzard, Inc. 3.40%, 6/15/27	82,000	77,564
2.50%, 9/15/50	20,000	12,740

Adobe, Inc. 2.30%, 2/1/30	50,000	43,431

Advance Auto Parts, Inc. 3.90%, 4/15/30(d)	25,000	21,660

Advocate Health & Hospitals Corp. 3.01%, 6/15/50, Series 2020	25,000	16,727

AES Corp. 5.45%, 6/1/28(d)	35,000	34,364

Aetna, Inc. 4.75%, 3/15/44	30,000	25,874
3.88%, 8/15/47	43,000	32,300

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Air Lease Corp. 4.25%, 9/15/24	$5,000	$4,909
3.25%, 3/1/25	25,000	23,958
3.63%, 4/1/27	23,000	21,384
3.63%, 12/1/27	238,000	218,834
4.63%, 10/1/28	50,000	47,148

Air Products & Chemicals, Inc. 2.70%, 5/15/40	50,000	36,422

Aircastle Ltd. 4.25%, 6/15/26	25,000	23,734

Alabama Power Co. 4.30%, 7/15/48, Series A	12,000	9,906
3.45%, 10/1/49	9,000	6,404

Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	18,000	17,376
4.90%, 12/15/30	51,000	49,397
1.88%, 2/1/33	25,000	18,438

Allstate Corp. 1.45%, 12/15/30	20,000	15,349
4.20%, 12/15/46	50,000	39,673

Ally Financial, Inc. 8.00%, 11/1/31	138,000	143,643

Alphabet, Inc. 1.10%, 8/15/30	25,000	20,047
1.90%, 8/15/40	20,000	13,429
2.25%, 8/15/60	50,000	29,252

Altria Group, Inc. 4.80%, 2/14/29	25,000	24,234
2.45%, 2/4/32	20,000	15,619
3.40%, 2/4/41	6,000	4,092
5.38%, 1/31/44(d)	118,000	109,844

Amazon.com, Inc. 5.20%, 12/3/25	19,000	19,069
1.20%, 6/3/27	25,000	22,026
1.50%, 6/3/30	60,000	48,821
2.10%, 5/12/31	90,000	74,731
3.60%, 4/13/32	77,000	70,859
3.88%, 8/22/37	15,000	13,536
4.95%, 12/5/44	22,000	21,739
4.05%, 8/22/47	7,000	6,055
4.25%, 8/22/57	27,000	23,414
2.70%, 6/3/60	30,000	18,502
4.10%, 4/13/62	100,000	82,982

Ameren Illinois Co. 3.80%, 5/15/28	23,000	21,930
1.55%, 11/15/30	50,000	39,062

American Express Co. 3.00%, 10/30/24	85,000	82,542
4.90%, 2/13/26	150,000	148,140
3.30%, 5/3/27	10,000	9,327
American Financial Group, Inc. 4.50%, 6/15/47	25,000	19,864
American Homes 4 Rent LP 4.25%, 2/15/28	10,000	9,478

American Honda Finance Corp. 1.00%, 9/10/25	15,000	13,752
5.25%, 7/7/26	10,000	10,020
2.30%, 9/9/26	5,000	4,598
4.60%, 4/17/30	100,000	97,382

American International Group, Inc. 4.50%, 7/16/44	48,000	40,831
4.75%, 4/1/48	28,000	24,687

American Tower Corp. 4.00%, 6/1/25	45,000	43,666
3.60%, 1/15/28	58,000	53,553
3.80%, 8/15/29	25,000	22,752
3.10%, 6/15/50	10,000	6,261
2.95%, 1/15/51	25,000	15,135

American University 3.67%, 4/1/49, Series 2019	50,000	38,784

American Water Capital Corp. 2.95%, 9/1/27	25,000	23,073
3.45%, 6/1/29	25,000	22,954
3.75%, 9/1/47	40,000	31,160

Amgen, Inc. 2.30%, 2/25/31	49,000	40,466
4.66%, 6/15/51	250,000	215,405

Aon Corp. 2.80%, 5/15/30	15,000	12,888

Aon Corp. / Aon Global Holdings PLC 5.00%, 9/12/32	50,000	48,848

Apache Corp. 5.10%, 9/1/40	20,000	16,699

Apple, Inc. 1.13%, 5/11/25	10,000	9,356
3.25%, 2/23/26	75,000	72,128
2.45%, 8/4/26	200,000	187,262
3.20%, 5/11/27	102,000	96,947
3.00%, 6/20/27	10,000	9,438
2.20%, 9/11/29	75,000	65,641
1.65%, 5/11/30	55,000	45,910
3.35%, 8/8/32(d)	25,000	22,951
4.45%, 5/6/44	18,000	17,128
4.38%, 5/13/45	18,000	16,581
3.85%, 8/4/46	36,000	30,508
3.75%, 11/13/47	48,000	39,984
2.65%, 5/11/50	60,000	40,010
4.85%, 5/10/53	30,000	29,655
2.55%, 8/20/60	25,000	15,735
4.10%, 8/8/62	40,000	33,573

Ares Capital Corp. 4.25%, 3/1/25	22,000	21,171

Arizona Public Service Co. 2.60%, 8/15/29	50,000	43,434

Arrow Electronics, Inc. 2.95%, 2/15/32	25,000	20,086

Ascension Health 4.85%, 11/15/53	19,000	17,831

AT&T, Inc. 4.25%, 3/1/27	93,000	89,666
4.30%, 2/15/30	75,000	69,937
2.75%, 6/1/31	43,000	35,515
2.25%, 2/1/32	26,000	20,295
4.35%, 6/15/45	221,000	174,667

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.75%, 5/15/46	$10,000	$8,345
5.15%, 2/15/50	25,000	22,096
3.65%, 6/1/51	12,000	8,236
3.50%, 9/15/53	100,000	65,900
3.55%, 9/15/55	105,000	68,586

Atmos Energy Corp. 1.50%, 1/15/31	70,000	54,632

Automatic Data Processing, Inc. 1.25%, 9/1/30(d)	100,000	79,726

AutoNation, Inc. 4.50%, 10/1/25	3,000	2,909
3.80%, 11/15/27	5,000	4,616

AutoZone, Inc. 3.25%, 4/15/25	18,000	17,365
3.63%, 4/15/25	64,000	62,090
4.00%, 4/15/30	25,000	23,162

AvalonBay Communities, Inc. 2.30%, 3/1/30	102,000	85,378

Avangrid, Inc. 3.80%, 6/1/29	25,000	22,701

Avnet, Inc. 3.00%, 5/15/31	49,000	39,155

Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 3.34%, 12/15/27	48,000	44,564

Bank of America Corp. 3.95%, 4/21/25, Series L	29,000	28,109
2.46%, 10/22/25, (2.456% fixed rate until 10/22/24; 3-month Secured Overnight Financing Rate + 1.132% thereafter)(c)	38,000	36,535
3.50%, 4/19/26	71,000	67,571
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(c)	13,000	11,964
1.20%, 10/24/26, (1.197% fixed rate until 10/24/25; Secured Overnight Financing Rate + 1.01% thereafter)(c)	335,000	303,714
1.66%, 3/11/27, Series N, (1.658% fixed rate until 3/11/26; Secured Overnight Financing Rate + 0.91% thereafter)(c)	45,000	40,674
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month Secured Overnight Financing Rate + 1.302% thereafter)(c)	117,000	107,314
3.97%, 2/7/30, (3.974% fixed rate until 2/7/29; 3-month Secured Overnight Financing Rate + 1.472% thereafter)(c)	75,000	69,081
1.92%, 10/24/31, (1.922% fixed rate until 10/24/30; Secured Overnight Financing Rate + 1.37% thereafter)(c)	435,000	341,253
5.02%, 7/22/33, (5.015% fixed rate until 7/22/32; Secured Overnight Financing Rate + 2.16% thereafter)(c)	100,000	96,227
4.24%, 4/24/38, (4.244% fixed rate until 4/24/37; 3-month Secured Overnight Financing Rate + 2.076% thereafter)(c)	10,000	8,714
7.75%, 5/14/38	100,000	117,029
2.68%, 6/19/41, (2.676% fixed rate until 6/19/40; Secured Overnight Financing Rate + 1.93% thereafter)(c)	45,000	31,022
5.88%, 2/7/42	10,000	10,364
5.00%, 1/21/44	70,000	66,671
4.75%, 4/21/45, Series L	10,000	9,012
4.44%, 1/20/48, (4.443% fixed rate until 1/20/47; 3-month Secured Overnight Financing Rate + 2.252% thereafter)(c)	10,000	8,543
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month Secured Overnight Financing Rate + 1.452% thereafter)(c)	28,000	22,093
2.83%, 10/24/51, (2.831% fixed rate until 10/24/50; Secured Overnight Financing Rate + 1.88% thereafter)(c)	5,000	3,215

Baxalta, Inc. 4.00%, 6/23/25	15,000	14,592

Baxter International, Inc. 1.32%, 11/29/24	100,000	94,826
2.27%, 12/1/28	90,000	77,143

Baylor Scott & White Holdings 4.19%, 11/15/45	24,000	20,375

Becton Dickinson & Co. 2.82%, 5/20/30	37,000	31,998
4.69%, 12/15/44	22,000	19,524

Berkshire Hathaway Energy Co. 4.05%, 4/15/25	95,000	92,982
3.70%, 7/15/30	20,000	18,226
6.13%, 4/1/36	25,000	26,182
3.80%, 7/15/48	36,000	26,607
2.85%, 5/15/51	50,000	31,031

Berkshire Hathaway Finance Corp. 1.85%, 3/12/30	200,000	168,488
4.20%, 8/15/48	20,000	17,434
4.25%, 1/15/49	38,000	33,469
2.85%, 10/15/50	5,000	3,361

Berry Global, Inc. 1.57%, 1/15/26	40,000	36,384

BGC Partners, Inc. 3.75%, 10/1/24	10,000	9,636

Black Hills Corp. 4.35%, 5/1/33	50,000	44,271

Blue Owl Capital Corp. 4.00%, 3/30/25	40,000	38,071

Blue Owl Capital Corp. III 3.13%, 4/13/27	150,000	128,935

Blue Owl Credit Income Corp. 5.50%, 3/21/25	50,000	48,473

Boardwalk Pipelines LP 4.95%, 12/15/24	5,000	4,932
4.45%, 7/15/27	18,000	17,168
3.40%, 2/15/31	15,000	12,801

Boeing Co. 4.88%, 5/1/25	55,000	54,249
2.25%, 6/15/26	5,000	4,583
5.15%, 5/1/30	69,000	67,930
3.63%, 2/1/31	50,000	44,663
5.88%, 2/15/40	10,000	9,970
3.90%, 5/1/49	10,000	7,492
5.81%, 5/1/50	25,000	24,357

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.83%, 3/1/59	$35,000	$24,148
5.93%, 5/1/60	30,000	29,021

Bon Secours Mercy Health, Inc. 3.21%, 6/1/50, Series 20-2	30,000	20,339

BorgWarner, Inc. 2.65%, 7/1/27	12,000	10,879

Boston Properties LP 2.75%, 10/1/26	24,000	21,662

BP Capital Markets America, Inc. 3.41%, 2/11/26	25,000	24,040
3.12%, 5/4/26	5,000	4,756
3.59%, 4/14/27	65,000	61,990
4.81%, 2/13/33	25,000	24,206
4.89%, 9/11/33	15,000	14,604
3.38%, 2/8/61	95,000	63,953

Brandywine Operating Partnership LP 7.55%, 3/15/28(d)	20,000	18,803
4.55%, 10/1/29	25,000	19,714

Brighthouse Financial, Inc. 5.63%, 5/15/30(d)	100,000	96,709

Bristol-Myers Squibb Co. 3.20%, 6/15/26	7,000	6,675
3.90%, 2/20/28	127,000	121,945
3.40%, 7/26/29	89,000	82,458
4.13%, 6/15/39	10,000	8,837
4.25%, 10/26/49	50,000	42,271
2.55%, 11/13/50	5,000	3,063

Brixmor Operating Partnership LP 3.90%, 3/15/27	50,000	46,536

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	3,000	2,851
3.50%, 1/15/28	5,000	4,612

Broadcom, Inc. 4.15%, 11/15/30	70,000	64,014
2.45%, 2/15/31(e)	70,000	56,457
3.75%, 2/15/51(e)	120,000	85,990

Bunge Ltd. Finance Corp. 1.63%, 8/17/25	15,000	13,899

Burlington Northern Santa Fe LLC 3.00%, 4/1/25	18,000	17,391
3.25%, 6/15/27	100,000	94,914
6.15%, 5/1/37	10,000	10,902
5.15%, 9/1/43	48,000	46,660
3.90%, 8/1/46	5,000	4,015
5.20%, 4/15/54	50,000	49,269

Camden Property Trust 3.15%, 7/1/29	6,000	5,397
2.80%, 5/15/30	20,000	17,365

Campbell Soup Co. 4.15%, 3/15/28	20,000	19,056

Capital One Financial Corp. 4.20%, 10/29/25	25,000	24,046
3.75%, 3/9/27	20,000	18,623
1.88%, 11/2/27, (1.878% fixed rate until 11/2/26; Secured Overnight Financing Rate + 0.855% thereafter)(c)	100,000	87,712
6.31%, 6/8/29, (6.312% fixed rate until 6/8/28 ; Secured Overnight Financing Rate + 2.64% thereafter)(c)	15,000	15,002
6.38%, 6/8/34, (6.377% fixed rate until 6/8/33; Secured Overnight Financing Rate + 2.86% thereafter)(c)	15,000	14,833

Cardinal Health, Inc. 4.90%, 9/15/45	29,000	24,354

Carlisle Cos., Inc. 3.75%, 12/1/27	12,000	11,327
2.75%, 3/1/30	25,000	21,193

Carrier Global Corp. 2.72%, 2/15/30	25,000	21,449

Caterpillar Financial Services Corp. 4.35%, 5/15/26	10,000	9,846

Caterpillar, Inc. 3.80%, 8/15/42	25,000	21,215
3.25%, 9/19/49	34,000	25,691

Catholic Health Services of Long Island Obligated Group 3.37%, 7/1/50, Series 2020	50,000	32,828

Cboe Global Markets, Inc. 3.65%, 1/12/27	5,000	4,786
1.63%, 12/15/30	50,000	39,366
3.00%, 3/16/32	55,000	46,529

CBRE Services, Inc. 4.88%, 3/1/26	16,000	15,667
2.50%, 4/1/31	95,000	76,287
5.95%, 8/15/34	10,000	9,918

CDW LLC / CDW Finance Corp. 4.13%, 5/1/25	50,000	48,452
3.25%, 2/15/29	25,000	21,826

Celanese U.S. Holdings LLC 6.35%, 11/15/28	10,000	10,036
6.55%, 11/15/30	10,000	10,008
6.70%, 11/15/33	10,000	10,051

Cencora, Inc. 3.45%, 12/15/27	25,000	23,500
4.30%, 12/15/47(d)	30,000	25,016

Centene Corp. 2.63%, 8/1/31(d)	100,000	79,602

CenterPoint Energy Houston Electric LLC 2.35%, 4/1/31, Series AE	10,000	8,295
4.45%, 10/1/32, Series AI	100,000	94,993

CenterPoint Energy Resources Corp. 1.75%, 10/1/30	74,000	58,931

Charles Schwab Corp. 0.90%, 3/11/26(d)	100,000	89,281
5.88%, 8/24/26	10,000	10,061
5.64%, 5/19/29, (5.643% fixed rate until 5/19/28; Secured Overnight Financing Rate + 2.21% thereafter)(c)	10,000	9,986
1.65%, 3/11/31	60,000	45,996
2.90%, 3/3/32	50,000	41,303
5.85%, 5/19/34, (5.853% fixed rate until 5/19/33; Secured Overnight Financing Rate + 2.50% thereafter)(c)	10,000	10,019

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
6.14%, 8/24/34, (6.136% fixed rate until 8/24/33; Secured Overnight Financing Rate + 2.01% thereafter)(c)	$10,000	$10,182

Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%, 2/1/32	206,000	155,619
6.38%, 10/23/35	5,000	4,853
3.50%, 6/1/41	44,000	29,135
6.48%, 10/23/45	16,000	14,716
5.13%, 7/1/49	20,000	15,426
3.70%, 4/1/51	24,000	14,916
6.83%, 10/23/55	43,000	40,134
3.85%, 4/1/61	14,000	8,377

Cheniere Energy Partners LP 5.95%, 6/30/33(e)	30,000	29,978

Chevron Corp. 3.08%, 5/11/50	71,000	50,483

Chevron USA, Inc. 3.90%, 11/15/24	5,000	4,916
0.69%, 8/12/25	15,000	13,804
3.25%, 10/15/29	26,000	23,847

Children’s Hospital Corp. 4.12%, 1/1/47, Series 2017	25,000	21,199
2.93%, 7/15/50, Series 2020	85,000	53,836

Chubb INA Holdings, Inc. 3.15%, 3/15/25	18,000	17,417

Cigna Group 3.40%, 3/1/27	10,000	9,405
3.05%, 10/15/27	210,000	193,633
6.13%, 11/15/41(d)	14,000	14,606
3.88%, 10/15/47	15,000	11,446
4.90%, 12/15/48	30,000	26,714

Cintas Corp. No. 2 3.70%, 4/1/27	23,000	22,077

Cisco Systems, Inc. 5.90%, 2/15/39	40,000	43,395

Citigroup, Inc. 3.88%, 3/26/25	69,000	66,900
3.29%, 3/17/26, (3.29% fixed rate until 3/17/25; Secured Overnight Financing Rate + 1.528% thereafter)(c)	144,000	138,396
4.45%, 9/29/27	183,000	175,021
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month Secured Overnight Financing Rate + 1.60% thereafter)(c)	41,000	37,766
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(c)	20,000	18,584
2.57%, 6/3/31, (2.572% fixed rate until 6/3/30; Secured Overnight Financing Rate + 2.107% thereafter)(c)	8,000	6,610
6.63%, 6/15/32	69,000	71,955
3.06%, 1/25/33, (3.057% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.351% thereafter)(c)	200,000	164,972
8.13%, 7/15/39	60,000	74,878
6.68%, 9/13/43	19,000	19,984
4.65%, 7/30/45	25,000	21,599
4.65%, 7/23/48	35,000	30,401

Citizens Financial Group, Inc. 2.50%, 2/6/30	50,000	40,203
3.25%, 4/30/30(d)	50,000	41,856

Cleco Corporate Holdings LLC 3.74%, 5/1/26	23,000	21,625

CME Group, Inc. 3.00%, 3/15/25	55,000	53,167
2.65%, 3/15/32	50,000	41,969
5.30%, 9/15/43	5,000	5,072
4.15%, 6/15/48	5,000	4,408

CNH Industrial Capital LLC 5.45%, 10/14/25	150,000	149,599
4.55%, 4/10/28(d)	50,000	48,386

Coca-Cola Co. 1.65%, 6/1/30	100,000	82,448
2.60%, 6/1/50	5,000	3,324
2.50%, 3/15/51	5,000	3,237
2.75%, 6/1/60	45,000	29,344

Comcast Corp. 2.35%, 1/15/27	20,000	18,345
3.55%, 5/1/28	20,000	18,898
4.55%, 1/15/29	10,000	9,803
4.25%, 10/15/30	25,000	23,793
4.80%, 5/15/33	10,000	9,781
6.45%, 3/15/37	27,000	29,532
4.60%, 10/15/38	15,000	13,797
4.00%, 8/15/47	15,000	12,044
3.97%, 11/1/47	27,000	21,678
4.70%, 10/15/48	12,000	10,884
4.00%, 11/1/49	50,000	39,927
3.45%, 2/1/50	50,000	36,532
2.89%, 11/1/51	50,000	32,054
2.45%, 8/15/52	10,000	5,866
4.05%, 11/1/52	100,000	80,048
5.35%, 5/15/53	15,000	14,692
4.95%, 10/15/58(d)	28,000	25,897
2.65%, 8/15/62	10,000	5,736
5.50%, 5/15/64	10,000	9,775

CommonSpirit Health 3.35%, 10/1/29	57,000	50,846

Conagra Brands, Inc. 1.38%, 11/1/27	25,000	21,245
7.00%, 10/1/28	19,000	20,297

ConocoPhillips 5.05%, 9/15/33	10,000	9,945
6.50%, 2/1/39	9,000	10,043
5.30%, 5/15/53	40,000	39,106
5.55%, 3/15/54	10,000	10,034

Consolidated Edison Co. of New York, Inc. 4.50%, 12/1/45	25,000	21,196
4.00%, 11/15/57, Series C	43,000	33,514
3.70%, 11/15/59	60,000	42,474

Constellation Brands, Inc. 4.40%, 11/15/25	66,000	64,616
3.15%, 8/1/29	50,000	44,703
5.25%, 11/15/48	19,000	17,777

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Consumers Energy Co. 4.63%, 5/15/33(d)	$25,000	$24,244
3.10%, 8/15/50	60,000	41,272

Corebridge Financial, Inc. 4.40%, 4/5/52	25,000	19,368

Corning, Inc. 4.38%, 11/15/57(d)	25,000	20,256
5.85%, 11/15/68	18,000	17,196
5.45%, 11/15/79	10,000	8,970

Costco Wholesale Corp. 3.00%, 5/18/27	5,000	4,725
1.60%, 4/20/30	40,000	33,029
1.75%, 4/20/32	5,000	3,975

Crown Castle, Inc. 4.30%, 2/15/29	14,000	13,175
2.10%, 4/1/31	100,000	78,890
4.75%, 5/15/47	50,000	41,434
3.25%, 1/15/51	15,000	9,762

CSX Corp. 2.40%, 2/15/30	20,000	17,101
4.30%, 3/1/48	20,000	16,878
4.50%, 8/1/54	18,000	15,481

CVS Health Corp. 6.25%, 6/1/27	73,000	75,163
3.25%, 8/15/29	25,000	22,351
1.88%, 2/28/31	105,000	82,401
4.88%, 7/20/35	85,000	79,159
4.78%, 3/25/38	25,000	22,424
5.30%, 12/5/43	23,000	21,094
5.05%, 3/25/48	35,000	30,762
5.63%, 2/21/53	60,000	56,880

D.R. Horton, Inc. 2.50%, 10/15/24	25,000	24,115

Danaher Corp. 2.60%, 10/1/50	5,000	3,196

Darden Restaurants, Inc. 3.85%, 5/1/27(d)	53,000	50,311

Dell International LLC / EMC Corp. 6.02%, 6/15/26	15,000	15,162
4.90%, 10/1/26	25,000	24,555
8.35%, 7/15/46	12,000	14,756

Dell, Inc. 6.50%, 4/15/38	50,000	50,851

Devon Energy Corp. 5.60%, 7/15/41(d)	15,000	13,946

DH Europe Finance II Sarl 3.25%, 11/15/39	25,000	19,884

Digital Realty Trust LP 3.60%, 7/1/29	50,000	45,067

Dignity Health 5.27%, 11/1/64	25,000	22,685

Discovery Communications LLC 5.20%, 9/20/47	10,000	8,106
4.00%, 9/15/55	47,000	30,683

Dollar General Corp. 3.50%, 4/3/30	50,000	44,436
5.45%, 7/5/33(d)	10,000	9,704

Dollar Tree, Inc. 4.20%, 5/15/28(d)	50,000	47,447

Dominion Energy, Inc. 3.90%, 10/1/25	5,000	4,836
1.45%, 4/15/26, Series A	62,000	55,951
6.30%, 3/15/33, Series E	100,000	105,285
4.90%, 8/1/41, Series C	25,000	22,004

Dover Corp. 3.15%, 11/15/25	23,000	21,906

Dow Chemical Co. 4.25%, 10/1/34	17,000	15,337
9.40%, 5/15/39	15,000	19,831
5.25%, 11/15/41	110,000	102,775
4.38%, 11/15/42	5,000	4,129

DTE Electric Co. 1.90%, 4/1/28, Series A	60,000	52,687
3.75%, 8/15/47	50,000	38,238

Duke Energy Carolinas LLC 3.70%, 12/1/47	43,000	32,611

Duke Energy Corp. 5.00%, 12/8/25	40,000	39,617
3.15%, 8/15/27	175,000	161,938
3.95%, 8/15/47	70,000	52,398

Duke Energy Florida LLC 6.40%, 6/15/38	43,500	46,851

Duke Energy Indiana LLC 2.75%, 4/1/50	142,000	86,952

DuPont de Nemours, Inc. 5.32%, 11/15/38	125,000	122,536

Eastern Gas Transmission & Storage, Inc. 4.60%, 12/15/44	45,000	36,978

Eastman Chemical Co. 4.80%, 9/1/42	23,000	19,524

Eaton Vance Corp. 3.50%, 4/6/27	18,000	16,917

eBay, Inc. 4.00%, 7/15/42	15,000	11,752

Ecolab, Inc. 2.70%, 11/1/26	5,000	4,684
3.25%, 12/1/27	25,000	23,465
2.13%, 8/15/50	13,000	7,405

Elevance Health, Inc. 3.65%, 12/1/27	25,000	23,571
4.63%, 5/15/42	49,000	43,572
4.65%, 8/15/44	15,000	13,112
3.13%, 5/15/50	52,000	35,197
3.60%, 3/15/51	25,000	18,393

Eli Lilly & Co. 5.50%, 3/15/27	25,000	25,804

Emerson Electric Co. 1.80%, 10/15/27	35,000	31,066

Enbridge Energy Partners LP 5.88%, 10/15/25	5,000	5,027

Energy Transfer LP 5.95%, 12/1/25	15,000	15,037
3.90%, 7/15/26	5,000	4,779
4.20%, 4/15/27	20,000	19,069

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
5.50%, 6/1/27	$50,000	$49,741
4.15%, 9/15/29	63,000	58,065
4.90%, 3/15/35	13,000	11,874
6.63%, 10/15/36	76,000	78,035
6.25%, 4/15/49	70,000	67,013

Entergy Corp. 2.95%, 9/1/26	25,000	23,237
2.40%, 6/15/31	100,000	79,900

Entergy Louisiana LLC 4.00%, 3/15/33	85,000	76,384

Enterprise Products Operating LLC 6.88%, 3/1/33, Series D	44,000	48,887
4.25%, 2/15/48	189,000	154,216

EPR Properties 4.75%, 12/15/26	50,000	46,131

Equifax, Inc. 5.10%, 12/15/27	100,000	98,749

Equinix, Inc. 2.95%, 9/15/51	21,000	13,014

Equitable Holdings, Inc. 4.35%, 4/20/28	159,000	150,567

ERP Operating LP 3.00%, 7/1/29	25,000	22,246

Essential Utilities, Inc. 2.70%, 4/15/30	10,000	8,418

Essex Portfolio LP 1.65%, 1/15/31	25,000	18,913
2.65%, 9/1/50	30,000	16,871

Estee Lauder Cos., Inc. 2.00%, 12/1/24	15,000	14,403
1.95%, 3/15/31	40,000	32,340

Evergy Metro, Inc. 4.95%, 4/15/33	125,000	121,581

Eversource Energy 4.25%, 4/1/29, Series O	8,000	7,607

Expedia Group, Inc. 3.80%, 2/15/28	5,000	4,665

Exxon Mobil Corp. 3.04%, 3/1/26	23,000	21,985
2.28%, 8/16/26	30,000	27,953
4.33%, 3/19/50	108,000	93,682

FedEx Corp. 4.20%, 10/17/28	18,000	17,378
3.90%, 2/1/35	19,000	16,561
3.88%, 8/1/42	5,000	3,988
4.75%, 11/15/45	5,000	4,313
4.40%, 1/15/47	63,000	51,898

Fifth Third Bancorp 2.55%, 5/5/27	20,000	17,894
3.95%, 3/14/28	25,000	23,220

Fiserv, Inc. 3.20%, 7/1/26	17,000	16,042
4.20%, 10/1/28	15,000	14,325
5.63%, 8/21/33	10,000	10,080
4.40%, 7/1/49	25,000	20,427

Flex Ltd. 6.00%, 1/15/28	100,000	101,137

Florida Power & Light Co. 4.13%, 6/1/48	53,000	44,364

FMC Corp. 4.50%, 10/1/49	142,000	106,341

Fortune Brands Innovations, Inc. 3.25%, 9/15/29	15,000	13,230

Fox Corp. 5.48%, 1/25/39	5,000	4,536

Franciscan Missionaries of Our Lady Health System, Inc. 3.91%, 7/1/49, Series B	40,000	28,647

Franklin Resources, Inc. 2.85%, 3/30/25	25,000	23,999

Freeport-McMoRan, Inc. 4.63%, 8/1/30	20,000	18,512

FS KKR Capital Corp. 4.13%, 2/1/25(d)	44,000	42,320

GATX Corp. 4.00%, 6/30/30	25,000	22,731

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	100,000	92,848

GE HealthCare Technologies, Inc. 5.65%, 11/15/27	100,000	101,258

General Dynamics Corp. 3.25%, 4/1/25	25,000	24,229
3.75%, 5/15/28	23,000	21,983

General Electric Co. 6.75%, 3/15/32, Series A	228,000	254,412
5.88%, 1/14/38(d)	24,000	25,244

General Motors Co. 4.20%, 10/1/27	71,000	66,944
6.60%, 4/1/36	68,000	68,518
6.75%, 4/1/46	42,000	41,516

General Motors Financial Co., Inc. 4.00%, 1/15/25	101,000	98,227
4.35%, 1/17/27	30,000	28,570
5.80%, 6/23/28	10,000	9,921
5.85%, 4/6/30(d)	100,000	97,801

George Washington University 4.30%, 9/15/44, Series 2014	25,000	21,708

Georgetown University 5.12%, 4/1/53	25,000	24,108

Georgia Power Co. 3.25%, 4/1/26	18,000	17,118
4.30%, 3/15/43	57,000	46,980

Gilead Sciences, Inc. 3.50%, 2/1/25	5,000	4,868
1.20%, 10/1/27	50,000	43,033
5.65%, 12/1/41	38,000	38,858
4.50%, 2/1/45	73,000	64,281

Global Payments, Inc. 5.40%, 8/15/32	100,000	98,154

GLP Capital LP / GLP Financing II, Inc. 5.25%, 6/1/25	15,000	14,742
5.75%, 6/1/28	23,000	22,378

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.00%, 1/15/30	$30,000	$26,239

Goldman Sachs BDC, Inc. 2.88%, 1/15/26(d)	25,000	23,244

Goldman Sachs Capital I 6.35%, 2/15/34	14,000	14,112

Goldman Sachs Group, Inc. 3.50%, 1/23/25	25,000	24,228
3.75%, 2/25/26	37,000	35,496
5.80%, 8/10/26, (5.798% fixed rate until 8/10/25; Secured Overnight Financing Rate + 1.075% thereafter)(c)	20,000	19,939
1.09%, 12/9/26, (1.093% fixed rate until 12/9/25; Secured Overnight Financing Rate + 0.789% thereafter)(c)	100,000	89,786
5.95%, 1/15/27	23,000	23,232
3.85%, 1/26/27	15,000	14,244
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month Secured Overnight Financing Rate + 1.772% thereafter)(c)	23,000	21,540
3.80%, 3/15/30	346,000	315,043
1.99%, 1/27/32, (1.992% fixed rate until 1/27/31; Secured Overnight Financing Rate + 1.09% thereafter)(c)	25,000	19,489
6.45%, 5/1/36	22,000	22,910
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month Secured Overnight Financing Rate + 1.635% thereafter)(c)	10,000	8,317
4.41%, 4/23/39, (4.411% fixed rate until 4/23/38; 3-month Secured Overnight Financing Rate + 1.692% thereafter)(c)	5,000	4,329
6.25%, 2/1/41	10,000	10,569
4.80%, 7/8/44	25,000	22,321
5.15%, 5/22/45	53,000	48,822

Hackensack Meridian Health, Inc. 2.68%, 9/1/41, Series 2020	25,000	17,220

Haleon UK Capital PLC 3.13%, 3/24/25	300,000	288,597

Halliburton Co. 4.50%, 11/15/41	165,000	139,303

Hartford Financial Services Group, Inc. 5.95%, 10/15/36	40,000	40,794

Hasbro, Inc. 3.55%, 11/19/26	20,000	18,802
3.50%, 9/15/27	9,000	8,415

HCA, Inc. 5.20%, 6/1/28	10,000	9,860
5.63%, 9/1/28	68,000	67,908
3.63%, 3/15/32	15,000	12,913
5.50%, 6/1/33	10,000	9,845
5.13%, 6/15/39	150,000	136,107
4.63%, 3/15/52	15,000	12,049
5.90%, 6/1/53	10,000	9,599

Healthcare Realty Holdings LP 3.75%, 7/1/27	5,000	4,643
2.00%, 3/15/31	20,000	15,424

Healthpeak OP LLC 6.75%, 2/1/41	40,000	41,919

Hershey Co. 2.30%, 8/15/26	93,000	87,068

Hess Corp. 4.30%, 4/1/27	30,000	28,882
7.88%, 10/1/29	100,000	110,588
7.13%, 3/15/33	25,000	27,287
6.00%, 1/15/40	48,000	47,160

Hewlett Packard Enterprise Co. 6.20%, 10/15/35	23,000	23,894

Home Depot, Inc. 2.80%, 9/14/27	23,000	21,377
0.90%, 3/15/28	100,000	84,443
1.38%, 3/15/31	80,000	62,656
1.88%, 9/15/31	25,000	20,120
5.88%, 12/16/36	15,000	16,101
4.88%, 2/15/44	11,000	10,423
3.35%, 4/15/50	100,000	73,192

Honeywell International, Inc. 2.50%, 11/1/26	10,000	9,339
2.70%, 8/15/29	69,000	61,487
4.50%, 1/15/34	10,000	9,665
3.81%, 11/21/47	80,000	65,178

Hormel Foods Corp. 1.80%, 6/11/30	20,000	16,545

HP, Inc. 3.00%, 6/17/27	20,000	18,398

Hubbell, Inc. 3.15%, 8/15/27	48,000	44,573

Hudson Pacific Properties LP 5.95%, 2/15/28(d)	30,000	25,387

Humana, Inc. 5.75%, 3/1/28	100,000	101,876
4.80%, 3/15/47	18,000	15,947

Huntington Bancshares, Inc. 4.00%, 5/15/25(d)	18,000	17,358
6.21%, 8/21/29, (6.208% fixed rate until 8/21/28; Secured Overnight Financing Rate + 2.02% thereafter)(c)	10,000	10,070

Huntington Ingalls Industries, Inc. 2.04%, 8/16/28	25,000	21,215
4.20%, 5/1/30	3,000	2,778

Hyatt Hotels Corp. 5.38%, 4/23/25	25,000	24,797

Idaho Power Co. 4.20%, 3/1/48, Series K	20,000	16,505

Ingersoll Rand, Inc. 5.70%, 8/14/33	10,000	10,143

Intel Corp. 3.70%, 7/29/25	25,000	24,295
4.88%, 2/10/28	35,000	34,808
3.90%, 3/25/30	25,000	23,402
5.20%, 2/10/33	30,000	29,994
4.10%, 5/19/46	45,000	36,833
4.10%, 5/11/47	99,000	80,605
3.25%, 11/15/49	120,000	81,685
3.10%, 2/15/60	50,000	31,142

Intercontinental Exchange, Inc. 3.75%, 12/1/25	5,000	4,830

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.10%, 9/15/27	$5,000	$4,634
4.60%, 3/15/33	50,000	47,804
3.00%, 6/15/50	40,000	26,792

International Business Machines Corp. 3.45%, 2/19/26	100,000	95,935
4.00%, 6/20/42	25,000	20,589
4.25%, 5/15/49	20,000	16,528

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	5,000	3,980

International Paper Co. 4.80%, 6/15/44	4,000	3,452
4.35%, 8/15/48	19,000	15,658

Intuit, Inc. 1.35%, 7/15/27(d)	25,000	21,953

IQVIA, Inc. 5.70%, 5/15/28(e)	250,000	249,902

ITC Holdings Corp. 5.30%, 7/1/43	15,000	13,845

Jabil, Inc. 3.95%, 1/12/28	8,000	7,500
5.45%, 2/1/29	50,000	49,436

Janus Henderson U.S. Holdings, Inc. 4.88%, 8/1/25	3,000	2,941

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 2.50%, 1/15/27	10,000	9,003
3.00%, 5/15/32	10,000	7,820
5.75%, 4/1/33	15,000	14,385

Jefferies Financial Group, Inc. 6.45%, 6/8/27	25,000	25,480
5.88%, 7/21/28	10,000	9,900

JetBlue Pass-Through Trust 4.00%, 5/15/34, Series 2020-1, Class A	135,277	124,415

John Deere Capital Corp. 3.45%, 3/13/25	25,000	24,362
3.40%, 6/6/25	145,000	140,646
2.80%, 9/8/27	31,000	28,724
4.95%, 7/14/28	10,000	10,040
2.45%, 1/9/30	35,000	30,535
4.70%, 6/10/30	10,000	9,881

Johns Hopkins Health System Corp. 3.84%, 5/15/46	20,000	16,186

Johnson & Johnson 2.95%, 3/3/27	21,000	19,896
4.95%, 5/15/33	25,000	26,031
3.55%, 3/1/36	14,000	12,368
3.40%, 1/15/38	100,000	84,965
4.50%, 9/1/40	12,000	11,477
3.70%, 3/1/46	22,000	18,291

Johnson Controls International PLC 6.00%, 1/15/36	13,000	13,407

JPMorgan Chase & Co.
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; 3-month Secured Overnight Financing Rate + 1.585% thereafter)(c)	25,000	23,592
3.30%, 4/1/26	10,000	9,504
7.63%, 10/15/26	100,000	106,388
1.05%, 11/19/26, (1.045% fixed rate until 11/19/25; Secured Overnight Financing Rate + 0.80% thereafter)(c)	50,000	45,127
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month Secured Overnight Financing Rate + 1.507% thereafter)(c)	150,000	144,322
8.00%, 4/29/27	25,000	27,438
4.32%, 4/26/28, (4.323% fixed rate until 4/26/27; Secured Overnight Financing Rate + 1.56% thereafter)(c)	75,000	72,183
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month Secured Overnight Financing Rate + 1.642% thereafter)(c)	13,000	12,144
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month Secured Overnight Financing Rate + 1.207% thereafter)(c)	48,000	44,268
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month Secured Overnight Financing Rate + 1.552% thereafter)(c)	20,000	18,901
5.30%, 7/24/29, (5.299% fixed rate until 7/24/28; Secured Overnight Financing Rate + 1.45% thereafter)(c)	20,000	19,892
4.45%, 12/5/29, (4.452% fixed rate until 12/5/28; 3-month Secured Overnight Financing Rate + 1.592% thereafter)(c)	21,000	20,035
3.70%, 5/6/30, (3.702% fixed rate until 5/6/29; 3-month Secured Overnight Financing Rate + 1.422% thereafter)(c)	15,000	13,699
4.49%, 3/24/31, (4.493% fixed rate until 3/24/30; 3-month Secured Overnight Financing Rate + 3.79% thereafter)(c)	15,000	14,236
2.52%, 4/22/31, (2.522% fixed rate until 4/22/30; Secured Overnight Financing Rate + 2.04% thereafter)(c)	15,000	12,582
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; 3-month Secured Overnight Financing Rate + 2.515% thereafter)(c)	36,000	30,603
1.76%, 11/19/31, (1.764% fixed rate until 11/19/30; 3-month Secured Overnight Financing Rate + 1.105% thereafter)(c)	130,000	101,787
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31 ; 3-month Secured Overnight Financing Rate + 1.25% thereafter)(c)	125,000	102,431
4.59%, 4/26/33, (4.586% fixed rate until 4/26/32; Secured Overnight Financing Rate + 1.80% thereafter)(c)	100,000	93,537
5.63%, 8/16/43	118,000	117,602
3.96%, 11/15/48, (3.964% fixed rate until 11/15/47; 3-month Secured Overnight Financing Rate + 1.642% thereafter)(c)	25,000	19,845
3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month Secured Overnight Financing Rate + 1.482% thereafter)(c)	23,000	18,076
3.11%, 4/22/51, (3.109% fixed rate until 4/22/50; Secured Overnight Financing Rate + 2.44% thereafter)(c)	55,000	37,344
Juniper Networks, Inc. 2.00%, 12/10/30	17,000	13,158

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
Kaiser Foundation Hospitals 3.00%, 6/1/51, Series 2021	$60,000	$40,776

Keurig Dr. Pepper, Inc. 2.55%, 9/15/26	8,000	7,388
4.42%, 12/15/46	23,000	19,167
KeyBank NA 4.15%, 8/8/25(d)	250,000	236,635
Keysight Technologies, Inc. 4.60%, 4/6/27	25,000	24,455

Kimberly-Clark Corp. 1.05%, 9/15/27	35,000	30,246
3.90%, 5/4/47	50,000	41,367

Kimco Realty OP LLC 2.80%, 10/1/26	5,000	4,603
3.70%, 10/1/49	50,000	35,028

Kinder Morgan Energy Partners LP 5.50%, 3/1/44	18,000	16,111
5.40%, 9/1/44	19,000	16,585

Kinder Morgan, Inc. 4.30%, 3/1/28	35,000	33,377
7.75%, 1/15/32	5,000	5,594
5.30%, 12/1/34	225,000	214,396

KLA Corp. 4.65%, 11/1/24	15,000	14,870
5.00%, 3/15/49	25,000	23,630
3.30%, 3/1/50	25,000	17,976

Kraft Heinz Foods Co. 3.75%, 4/1/30(d)	16,000	14,664
4.38%, 6/1/46	95,000	78,643

Kroger Co. 3.70%, 8/1/27	22,000	20,907
6.90%, 4/15/38	35,000	38,483
5.15%, 8/1/43	18,000	16,272
5.40%, 1/15/49	19,000	18,170

Laboratory Corp. of America Holdings 2.30%, 12/1/24	76,000	72,715

Lam Research Corp. 4.00%, 3/15/29	19,000	18,232

Legg Mason, Inc. 5.63%, 1/15/44	5,000	4,857

Lennar Corp. 4.75%, 11/29/27	25,000	24,243

Linde, Inc. 3.20%, 1/30/26	25,000	24,067
2.00%, 8/10/50	15,000	8,275

Lockheed Martin Corp. 5.10%, 11/15/27	150,000	151,746
6.15%, 9/1/36, Series B	39,000	42,675
4.09%, 9/15/52	24,000	20,269

Lowe’s Cos., Inc. 2.63%, 4/1/31	10,000	8,387
4.05%, 5/3/47	15,000	11,758
3.50%, 4/1/51	100,000	69,644
5.80%, 9/15/62	50,000	48,439

LYB International Finance BV 4.88%, 3/15/44	5,000	4,241

LYB International Finance III LLC 3.80%, 10/1/60	5,000	3,274

LyondellBasell Industries NV 4.63%, 2/26/55	20,000	15,779

Magellan Midstream Partners LP 4.20%, 10/3/47	38,000	28,279

Marathon Petroleum Corp. 6.50%, 3/1/41	25,000	25,598
5.00%, 9/15/54	3,000	2,460

Markel Group, Inc. 3.35%, 9/17/29	50,000	44,815

Marriott International, Inc. 3.50%, 10/15/32, Series GG	175,000	148,808

Marsh & McLennan Cos., Inc. 3.75%, 3/14/26	28,000	27,070
2.38%, 12/15/31	100,000	81,465
4.20%, 3/1/48	5,000	4,144
4.90%, 3/15/49	20,000	18,389

Martin Marietta Materials, Inc. 3.50%, 12/15/27	5,000	4,680

Masco Corp. 4.50%, 5/15/47(d)	20,000	15,735

Mass General Brigham, Inc. 3.19%, 7/1/49, Series 2020(d)	25,000	17,801
3.34%, 7/1/60, Series 2020	25,000	17,185

Massachusetts Institute of Technology 3.89%, 7/1/2116	19,000	14,240

Mastercard, Inc. 3.50%, 2/26/28	31,000	29,492
3.80%, 11/21/46	25,000	20,673

Mayo Clinic 3.20%, 11/15/61, Series 2021	35,000	23,511

McCormick & Co., Inc. 4.20%, 8/15/47	20,000	16,109

McDonald’s Corp. 6.30%, 10/15/37, Series I	19,000	20,666
3.70%, 2/15/42	109,000	86,596
4.45%, 3/1/47	15,000	12,999

Medtronic, Inc. 4.38%, 3/15/35	10,000	9,466

Merck & Co., Inc. 4.50%, 5/17/33	15,000	14,625
6.50%, 12/1/33	50,000	56,131
2.35%, 6/24/40	5,000	3,498
4.15%, 5/18/43	100,000	88,670
2.45%, 6/24/50	5,000	3,112
5.00%, 5/17/53	15,000	14,660
5.15%, 5/17/63	10,000	9,767

Meta Platforms, Inc. 4.60%, 5/15/28	15,000	14,870
4.80%, 5/15/30	10,000	9,960
3.85%, 8/15/32	100,000	91,847
4.95%, 5/15/33	15,000	14,929
5.60%, 5/15/53	20,000	20,090
5.75%, 5/15/63	15,000	15,152

MetLife, Inc. 3.60%, 11/13/25(d)	69,000	66,779

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
5.38%, 7/15/33	$10,000	$9,960
5.70%, 6/15/35	32,000	32,780
4.88%, 11/13/43	50,000	45,663

Micron Technology, Inc. 4.98%, 2/6/26	125,000	123,237
5.88%, 9/15/33	25,000	24,534

Microsoft Corp. 3.45%, 8/8/36	25,000	22,237
4.10%, 2/6/37	48,000	45,630
2.53%, 6/1/50	215,000	142,347

Mid-America Apartments LP 3.95%, 3/15/29	25,000	23,498

MidAmerican Energy Co. 4.25%, 5/1/46	16,000	13,167
3.15%, 4/15/50	9,000	6,087

Molson Coors Beverage Co. 5.00%, 5/1/42	30,000	27,135

Mondelez International, Inc. 1.50%, 5/4/25	50,000	46,784
2.75%, 4/13/30	100,000	86,461

Montefiore Obligated Group 5.25%, 11/1/48, Series 18-C	26,000	18,953

Moody’s Corp. 3.25%, 1/15/28	18,000	16,794
4.88%, 12/17/48	30,000	27,429

Morgan Stanley
1.16%, 10/21/25, (1.164% fixed rate until 10/21/24; Secured Overnight Financing Rate + 0.56% thereafter)(c)	25,000	23,586
4.35%, 9/8/26	246,000	236,952
6.14%, 10/16/26, (6.138% fixed rate until 10/16/25; Secured Overnight Financing Rate + 1.77% thereafter)(c)	150,000	151,072
4.21%, 4/20/28, (4.21% fixed rate until 4/20/27; Secured Overnight Financing Rate + 1.61% thereafter)(c)	175,000	167,317
3.59%, 7/22/28	272,000	251,722
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month Secured Overnight Financing Rate + 1.402% thereafter)(c)	139,000	128,998
5.45%, 7/20/29, (5.449% fixed rate until 7/20/28; Secured Overnight Financing Rate + 1.63% thereafter)(c)	20,000	19,885
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month Secured Overnight Financing Rate + 1.89% thereafter)(c)	20,000	18,992
3.62%, 4/1/31, (3.622% fixed rate until 4/1/30; Secured Overnight Financing Rate + 3.12% thereafter)(c)	15,000	13,343
6.34%, 10/18/33, (6.342% fixed rate until 10/18/32; Secured Overnight Financing Rate + 2.56% thereafter)(c)	50,000	52,417
5.42%, 7/21/34, (5.424% fixed rate until 7/21/33; Secured Overnight Financing Rate + 1.88% thereafter)(c)	20,000	19,668
3.97%, 7/22/38	21,000	17,528

Morgan Stanley Bank NA 5.48%, 7/16/25	250,000	250,580

Mosaic Co. 4.88%, 11/15/41	10,000	8,389

Motorola Solutions, Inc. 2.30%, 11/15/30	25,000	19,917

Mount Sinai Hospital 3.74%, 7/1/49, Series 2019	31,000	22,927

MPLX LP 4.13%, 3/1/27	215,000	206,099
4.00%, 3/15/28	18,000	16,911
4.70%, 4/15/48	50,000	40,271

Nasdaq, Inc. 3.95%, 3/7/52	100,000	75,085

National Rural Utilities Cooperative Finance Corp. 3.25%, 11/1/25	10,000	9,582
3.40%, 2/7/28	5,000	4,665
3.90%, 11/1/28	18,000	17,017
4.02%, 11/1/32	18,000	16,353

NBCUniversal Media LLC 5.95%, 4/1/41	5,000	5,239

NetApp, Inc. 3.30%, 9/29/24	45,000	43,819

New York & Presbyterian Hospital 2.61%, 8/1/60	25,000	13,984

Newmont Corp. 4.88%, 3/15/42	20,000	17,997

NextEra Energy Capital Holdings, Inc. 5.75%, 9/1/25	15,000	15,046
1.90%, 6/15/28	25,000	21,492
3.50%, 4/1/29	145,000	132,614
3.00%, 1/15/52	75,000	47,777

NIKE, Inc. 2.40%, 3/27/25	26,000	24,901
2.38%, 11/1/26	25,000	23,171
2.85%, 3/27/30(d)	17,000	15,175
3.88%, 11/1/45	5,000	4,281
3.38%, 11/1/46	20,000	15,536

NiSource, Inc. 0.95%, 8/15/25	54,000	49,513
3.49%, 5/15/27	10,000	9,392
5.25%, 2/15/43	12,000	11,184
4.38%, 5/15/47	25,000	20,503
3.95%, 3/30/48	18,000	13,776

Norfolk Southern Corp. 2.90%, 6/15/26	100,000	94,293
3.15%, 6/1/27	23,000	21,497
4.05%, 8/15/52	5,000	3,979
3.70%, 3/15/53	25,000	18,623
5.35%, 8/1/54	10,000	9,737

Northern Trust Corp.
3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; Secured Overnight Financing Rate + 1.484% thereafter)(c)	25,000	22,318

Northrop Grumman Corp. 3.20%, 2/1/27(d)	53,000	50,054
4.70%, 3/15/33	100,000	96,940

NOV, Inc. 3.95%, 12/1/42	13,000	9,663

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

NSTAR Electric Co. 4.95%, 9/15/52	$50,000	$46,722

NVIDIA Corp. 2.85%, 4/1/30	10,000	8,976
3.50%, 4/1/50	50,000	39,417

NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery 2.67%, 10/1/50, Series 2020	16,000	9,537

NYU Langone Hospitals 4.78%, 7/1/44	35,000	30,713
3.38%, 7/1/55, Series 2020	25,000	16,968

O’Reilly Automotive, Inc. 3.55%, 3/15/26	17,000	16,294
3.90%, 6/1/29	13,000	12,214

Occidental Petroleum Corp. 8.88%, 7/15/30	10,000	11,475
6.63%, 9/1/30	10,000	10,334
6.13%, 1/1/31	10,000	10,094
6.45%, 9/15/36	15,000	15,354
6.60%, 3/15/46(d)	10,000	10,297

Ohio Power Co. 1.63%, 1/15/31, Series Q	50,000	39,147

Omega Healthcare Investors, Inc. 4.50%, 4/1/27	18,000	17,045
4.75%, 1/15/28	23,000	21,638
3.63%, 10/1/29	41,000	34,777

Oncor Electric Delivery Co. LLC 0.55%, 10/1/25	25,000	22,767
5.75%, 3/15/29	34,000	35,062
4.55%, 9/15/32	100,000	95,312

ONEOK, Inc. 4.00%, 7/13/27	18,000	17,050
4.55%, 7/15/28	50,000	47,697
6.05%, 9/1/33	10,000	10,084
5.20%, 7/15/48	50,000	42,825
6.63%, 9/1/53	15,000	15,146

Oracle Corp. 2.50%, 4/1/25	20,000	19,050
2.65%, 7/15/26	186,000	172,794
3.25%, 11/15/27	17,000	15,758
2.95%, 4/1/30	96,000	83,201
4.90%, 2/6/33	107,000	102,243
5.38%, 7/15/40	10,000	9,327
4.50%, 7/8/44	35,000	28,718
4.00%, 11/15/47	215,000	160,506

Orlando Health Obligated Group 3.33%, 10/1/50	38,000	26,992

Otis Worldwide Corp. 2.06%, 4/5/25	150,000	142,189

Owens Corning 4.30%, 7/15/47	23,000	18,492

PACCAR Financial Corp. 1.10%, 5/11/26	50,000	45,263

Pacific Gas & Electric Co. 2.95%, 3/1/26	14,000	12,929
2.50%, 2/1/31	175,000	136,573
6.40%, 6/15/33	50,000	49,363
4.50%, 7/1/40	25,000	19,320
3.50%, 8/1/50	80,000	50,439

PacifiCorp 4.10%, 2/1/42	50,000	38,123
3.30%, 3/15/51	100,000	64,080
5.50%, 5/15/54	10,000	8,861

Packaging Corp. of America 3.40%, 12/15/27	25,000	23,328

Paramount Global 3.38%, 2/15/28(d)	5,000	4,440
6.88%, 4/30/36	5,000	4,819
4.85%, 7/1/42	15,000	10,883
4.90%, 8/15/44	5,000	3,574
4.60%, 1/15/45	50,000	34,721
4.95%, 5/19/50(d)	20,000	14,638

Parker-Hannifin Corp. 4.25%, 9/15/27(d)	75,000	72,853
3.25%, 6/14/29	13,000	11,766
6.25%, 5/15/38, Series A	15,000	15,859

PayPal Holdings, Inc. 1.65%, 6/1/25	100,000	93,720

PeaceHealth Obligated Group 4.79%, 11/15/48, Series 2018	20,000	17,084

PECO Energy Co. 3.90%, 3/1/48	20,000	15,951
2.80%, 6/15/50	175,000	111,713

PepsiCo, Inc. 2.63%, 3/19/27	14,000	13,056
3.00%, 10/15/27	8,000	7,521
2.75%, 3/19/30	30,000	26,721
3.90%, 7/18/32	75,000	71,179
3.38%, 7/29/49	20,000	15,499

Pfizer Investment Enterprises Pte. Ltd. 4.65%, 5/19/25	25,000	24,759
4.45%, 5/19/26	25,000	24,602
4.45%, 5/19/28	35,000	34,344
4.65%, 5/19/30	25,000	24,632
4.75%, 5/19/33	40,000	39,381
5.11%, 5/19/43	25,000	24,354
5.30%, 5/19/53	50,000	50,068
5.34%, 5/19/63	35,000	34,501

Pfizer, Inc. 3.00%, 12/15/26	10,000	9,472
3.60%, 9/15/28(d)	50,000	47,657
4.10%, 9/15/38	36,000	32,309
7.20%, 3/15/39	39,000	47,179
4.30%, 6/15/43	5,000	4,512
4.00%, 3/15/49	57,000	49,012

PG&E Wildfire Recovery Funding LLC 5.21%, 12/1/49, Series A-4	100,000	96,383

Philip Morris International, Inc. 2.10%, 5/1/30	125,000	102,671
1.75%, 11/1/30	80,000	62,763
4.88%, 11/15/43	32,000	28,170

Phillips 66 3.85%, 4/9/25	25,000	24,341
3.90%, 3/15/28	11,000	10,428

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.65%, 11/15/34	$50,000	$46,963
5.88%, 5/1/42	47,000	48,057

Piedmont Natural Gas Co., Inc. 2.50%, 3/15/31	5,000	4,057

Pilgrim’s Pride Corp. 6.25%, 7/1/33	30,000	29,790

Plains All American Pipeline LP / PAA Finance Corp. 4.50%, 12/15/26	15,000	14,514
6.65%, 1/15/37	48,000	48,887

PNC Financial Services Group, Inc.
5.81%, 6/12/26, (5.812% fixed rate until 6/12/25; Secured Overnight Financing Rate + 1.322% thereafter)(c)	10,000	9,995
3.45%, 4/23/29	20,000	18,052
5.58%, 6/12/29, (5.582% fixed rate until 6/12/28; Secured Overnight Financing Rate + 1.84% thereafter)(c)	20,000	19,838
2.55%, 1/22/30(d)	85,000	71,375

PPG Industries, Inc. 1.20%, 3/15/26	25,000	22,560

PPL Electric Utilities Corp. 5.00%, 5/15/33	100,000	99,025

Procter & Gamble Co. 2.80%, 3/25/27	25,000	23,462
3.00%, 3/25/30	35,000	31,983

Progressive Corp. 3.00%, 3/15/32	25,000	21,766
3.95%, 3/26/50	12,000	9,621

Prologis LP 1.25%, 10/15/30(d)	60,000	46,190
4.38%, 9/15/48	5,000	4,156
5.25%, 6/15/53	60,000	57,235

Prospect Capital Corp. 3.71%, 1/22/26(d)	31,000	28,161

Prudential Financial, Inc. 6.63%, 12/1/37, Series D	36,000	39,865
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; Secured Overnight Financing Rate + 3.018% thereafter)(c)	5,000	4,738
3.94%, 12/7/49	40,000	30,815
6.00%, 9/1/52, (6.00% fixed rate until 6/1/32; 5-year Constant Maturity Treasury Rate + 3.234% thereafter)(c)	100,000	95,846

Public Service Co. of Colorado 3.60%, 9/15/42	115,000	87,363

Public Service Electric & Gas Co. 3.60%, 12/1/47	56,000	42,942

PVH Corp. 4.63%, 7/10/25	25,000	24,225

QUALCOMM, Inc. 1.65%, 5/20/32	5,000	3,882
4.65%, 5/20/35	62,000	60,859
4.50%, 5/20/52	50,000	43,678

Quanta Services, Inc. 2.90%, 10/1/30	25,000	21,079

Radian Group, Inc. 4.88%, 3/15/27	25,000	23,678

Raymond James Financial, Inc. 4.65%, 4/1/30	25,000	24,219

Realty Income Corp. 3.00%, 1/15/27	5,000	4,650
3.95%, 8/15/27	5,000	4,772
4.90%, 7/15/33	90,000	85,487

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/50	70,000	43,577

Reliance Steel & Aluminum Co. 1.30%, 8/15/25	25,000	22,996

Republic Services, Inc. 6.20%, 3/1/40	50,000	53,147

Rockwell Automation, Inc. 4.20%, 3/1/49	13,000	11,281

Roper Technologies, Inc. 2.35%, 9/15/24	15,000	14,495
3.80%, 12/15/26	30,000	28,646
1.40%, 9/15/27	18,000	15,595

RTX Corp. 3.95%, 8/16/25	25,000	24,323
3.50%, 3/15/27	50,000	47,251
4.80%, 12/15/43	5,000	4,447
3.75%, 11/1/46	48,000	36,516
4.35%, 4/15/47	56,000	47,146
4.05%, 5/4/47	110,000	88,790

RWJ Barnabas Health, Inc. 3.95%, 7/1/46	24,000	19,332

S&P Global, Inc. 2.90%, 3/1/32	170,000	145,710

Sabine Pass Liquefaction LLC 5.88%, 6/30/26	25,000	25,121
5.00%, 3/15/27	12,000	11,805
4.20%, 3/15/28	75,000	71,112

Sabra Health Care LP 5.13%, 8/15/26	28,000	27,099
3.90%, 10/15/29	10,000	8,454

Salesforce, Inc. 3.70%, 4/11/28	8,000	7,668
2.70%, 7/15/41	25,000	17,889

San Diego Gas & Electric Co. 1.70%, 10/1/30, Series VVV	100,000	79,589

Sempra 5.40%, 8/1/26	25,000	25,055

Sherwin-Williams Co. 4.25%, 8/8/25	100,000	97,871
2.95%, 8/15/29	10,000	8,818
4.50%, 6/1/47	5,000	4,268
3.80%, 8/15/49	5,000	3,759

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	65,000	61,047

Simon Property Group LP 3.38%, 10/1/24	150,000	146,359
3.30%, 1/15/26	5,000	4,769
3.25%, 11/30/26	23,000	21,587
3.38%, 6/15/27	100,000	93,368
2.45%, 9/13/29	25,000	21,194

SITE Centers Corp. 4.70%, 6/1/27	38,000	35,732

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Southern California Edison Co. 4.65%, 10/1/43	$69,000	$59,364
4.88%, 3/1/49, Series B	8,000	6,950

Southern California Gas Co. 2.95%, 4/15/27	25,000	23,246
4.13%, 6/1/48, Series UU	65,000	50,568

Southern Co. 3.25%, 7/1/26	67,000	63,409
4.40%, 7/1/46	50,000	41,212

Southern Co. Gas Capital Corp. 4.40%, 6/1/43	21,000	16,860

Southern Power Co. 0.90%, 1/15/26	35,000	31,615

Southwest Airlines Co. 5.13%, 6/15/27	37,000	36,583

Southwest Gas Corp. 3.80%, 9/29/46	50,000	35,963

Southwestern Electric Power Co. 3.25%, 11/1/51	150,000	97,159

Sprint Capital Corp. 6.88%, 11/15/28	100,000	105,717

Stanford Health Care 3.80%, 11/15/48, Series 2018	18,000	14,295

Stanley Black & Decker, Inc. 2.75%, 11/15/50	4,000	2,335

Starbucks Corp. 2.45%, 6/15/26	5,000	4,667
2.00%, 3/12/27	70,000	63,192
4.00%, 11/15/28	5,000	4,790
3.50%, 11/15/50	50,000	36,291

State Street Corp.
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(c)	50,000	48,028
5.27%, 8/3/26	10,000	10,005
4.14%, 12/3/29, (4.141% fixed rate until 12/3/28; 3-month Secured Overnight Financing Rate + 1.292% thereafter)(c)	5,000	4,798
2.40%, 1/24/30(d)	56,000	47,899
4.42%, 5/13/33, (4.421% fixed rate until 5/13/32; Secured Overnight Financing Rate + 1.605% thereafter)(c)	75,000	69,850

Steel Dynamics, Inc. 5.00%, 12/15/26	25,000	24,494
3.45%, 4/15/30	90,000	80,018

Sutter Health 3.16%, 8/15/40, Series 20A	35,000	25,828
5.55%, 8/15/53	50,000	50,918

Synchrony Financial 3.70%, 8/4/26	5,000	4,557
5.15%, 3/19/29	36,000	33,068

Sysco Corp. 3.30%, 7/15/26	63,000	59,796
6.60%, 4/1/50	25,000	27,530

T-Mobile USA, Inc. 3.50%, 4/15/25	40,000	38,688
5.38%, 4/15/27	60,000	59,922
4.95%, 3/15/28	50,000	49,319
4.80%, 7/15/28	10,000	9,782
3.38%, 4/15/29	50,000	44,869
5.20%, 1/15/33	50,000	49,031
5.05%, 7/15/33	100,000	96,575
5.75%, 1/15/54	10,000	9,894
5.80%, 9/15/62	100,000	97,251

Take-Two Interactive Software, Inc. 4.95%, 3/28/28	50,000	49,261

Tampa Electric Co. 4.30%, 6/15/48	18,000	14,568
4.45%, 6/15/49	65,000	53,674

Tapestry, Inc. 4.13%, 7/15/27	14,000	13,108

Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.50%, 3/1/30	25,000	24,034

Target Corp. 2.50%, 4/15/26	129,000	122,213
4.00%, 7/1/42	35,000	30,512

Teledyne FLIR LLC 2.50%, 8/1/30	25,000	20,644

Texas Instruments, Inc. 2.90%, 11/3/27	27,000	25,136
4.15%, 5/15/48	64,000	55,665
5.05%, 5/18/63	10,000	9,607

Thermo Fisher Scientific, Inc. 5.09%, 8/10/33	10,000	10,052

Time Warner Cable LLC 6.75%, 6/15/39	80,500	77,910

TJX Cos., Inc. 3.88%, 4/15/30	20,000	18,894

Toll Brothers Finance Corp. 4.88%, 3/15/27	50,000	48,622

Toyota Motor Credit Corp. 1.45%, 1/13/25	150,000	142,447
4.45%, 5/18/26	10,000	9,866
4.55%, 9/20/27	150,000	147,763
3.05%, 1/11/28	15,000	13,937
2.15%, 2/13/30	30,000	25,495
1.65%, 1/10/31	30,000	23,954

Trane Technologies Global Holding Co. Ltd. 3.75%, 8/21/28	45,000	42,268

Trane Technologies Luxembourg Finance SA 3.55%, 11/1/24	50,000	48,901

Transcontinental Gas Pipe Line Co. LLC 4.45%, 8/1/42	15,000	12,525

Travelers Cos., Inc. 6.25%, 6/15/37	14,000	15,304
4.30%, 8/25/45	50,000	42,465
3.75%, 5/15/46	10,000	7,757
4.00%, 5/30/47	10,000	8,245
2.55%, 4/27/50	10,000	6,282

Trinity Health Corp. 2.63%, 12/1/40, Series 2021	40,000	27,826

Truist Bank 4.05%, 11/3/25	25,000	24,031

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Truist Financial Corp.
6.05%, 6/8/27, (6.047% fixed rate until 6/8/26; Secured Overnight Financing Rate + 2.05% thereafter)(c)	$15,000	$14,998
1.13%, 8/3/27	56,000	47,389
3.88%, 3/19/29	65,000	58,135
5.87%, 6/8/34, (5.867% fixed rate until 6/8/33; Secured Overnight Financing Rate + 2.36% thereafter)(c)	15,000	14,883

Tucson Electric Power Co. 1.50%, 8/1/30	73,000	57,073

TWDC Enterprises 18 Corp. 4.38%, 8/16/41(d)	10,000	8,745
3.70%, 12/1/42	5,000	3,993
3.00%, 7/30/46	48,000	32,998

Tyson Foods, Inc. 4.88%, 8/15/34	28,000	26,629

U.S. Bancorp
5.73%, 10/21/26, (5.727% fixed rate until 10/21/25; Secured Overnight Financing Rate + 1.43% thereafter)(c)	150,000	150,009
5.78%, 6/12/29, (5.775% fixed rate until 6/12/28; Secured Overnight Financing Rate + 2.02% thereafter)(c)	15,000	14,978
5.84%, 6/12/34, (5.836% fixed rate until 6/10/33; Secured Overnight Financing Rate + 2.26% thereafter)(c)	15,000	14,986

UDR, Inc. 2.10%, 8/1/32	25,000	18,824

Union Electric Co. 2.95%, 6/15/27	18,000	16,756

Union Pacific Corp. 3.75%, 7/15/25	5,000	4,861
2.75%, 3/1/26	5,000	4,730
2.89%, 4/6/36	25,000	19,789
4.00%, 4/15/47	19,000	15,404
3.84%, 3/20/60	158,000	121,336
3.75%, 2/5/70	25,000	18,254

United Airlines Pass-Through Trust 4.30%, 2/15/27, Series 2013-1, Class A	13,831	13,299
5.80%, 7/15/37, Series 2023-1, Class A	10,000	9,976

United Parcel Service, Inc. 2.40%, 11/15/26	5,000	4,657
3.05%, 11/15/27	18,000	16,877
6.20%, 1/15/38	15,000	16,767
3.40%, 11/15/46	5,000	3,746

UnitedHealth Group, Inc. 1.25%, 1/15/26	25,000	22,885
3.10%, 3/15/26	34,000	32,492
3.88%, 12/15/28	18,000	17,209
4.20%, 5/15/32	75,000	70,888
5.80%, 3/15/36	25,000	26,492
6.50%, 6/15/37	25,000	28,071
5.95%, 2/15/41	180,000	189,412
4.75%, 7/15/45	93,000	86,510
3.75%, 10/15/47	15,000	11,852
4.45%, 12/15/48	25,000	21,959

University of Southern California 3.84%, 10/1/47, Series 2017	70,000	58,485

Unum Group 4.50%, 12/15/49	50,000	37,803

Utah Acquisition Sub, Inc. 3.95%, 6/15/26	40,000	37,814

Ventas Realty LP 4.75%, 11/15/30(d)	14,000	13,148
4.38%, 2/1/45	13,000	9,995

VeriSign, Inc. 4.75%, 7/15/27	8,000	7,800

Verisk Analytics, Inc. 4.13%, 3/15/29	50,000	47,590

Verizon Communications, Inc. 3.38%, 2/15/25	10,000	9,702
4.33%, 9/21/28	125,000	119,755
4.02%, 12/3/29	20,000	18,588
1.68%, 10/30/30	66,000	51,656
5.05%, 5/9/33(d)	10,000	9,709
3.40%, 3/22/41	175,000	130,056
2.88%, 11/20/50	85,000	52,249
3.70%, 3/22/61	107,000	72,958

Viatris, Inc. 2.70%, 6/22/30	10,000	8,125
3.85%, 6/22/40	30,000	21,053
4.00%, 6/22/50	25,000	16,566

Virginia Electric & Power Co. 5.30%, 8/15/33	100,000	99,142
8.88%, 11/15/38	15,000	19,497

Visa, Inc. 2.75%, 9/15/27	63,000	58,485
3.65%, 9/15/47	59,000	48,217
2.00%, 8/15/50	25,000	14,816

VMware, Inc. 4.50%, 5/15/25	25,000	24,491

Vulcan Materials Co. 4.50%, 4/1/25	18,000	17,700
3.50%, 6/1/30	31,000	27,803

W.R. Berkley Corp. 3.15%, 9/30/61	25,000	14,966

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	53,000	51,760

Walmart, Inc. 3.55%, 6/26/25	69,000	67,169
3.95%, 9/9/27	25,000	24,426
3.70%, 6/26/28	15,000	14,465
2.38%, 9/24/29	20,000	17,871
4.10%, 4/15/33	100,000	95,326
5.25%, 9/1/35	50,000	52,299
4.05%, 6/29/48	40,000	35,220

Walt Disney Co. 3.35%, 3/24/25	40,000	38,834
2.65%, 1/13/31(d)	115,000	98,555
6.40%, 12/15/35	4,000	4,386
6.65%, 11/15/37	20,000	22,550
3.50%, 5/13/40	55,000	44,128
4.95%, 10/15/45	5,000	4,633
2.75%, 9/1/49	50,000	32,167
3.80%, 5/13/60	15,000	11,334

Warnermedia Holdings, Inc. 3.64%, 3/15/25	15,000	14,516
3.76%, 3/15/27	35,000	32,831
4.05%, 3/15/29(d)	15,000	13,804

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.28%, 3/15/32(d)	$40,000	$35,320
5.05%, 3/15/42	40,000	32,966
5.14%, 3/15/52	61,000	48,687
5.39%, 3/15/62	25,000	19,864

Washington University 3.52%, 4/15/54, Series 2022	44,000	34,115

WEC Energy Group, Inc. 5.00%, 9/27/25	90,000	89,195

Wells Fargo & Co. 3.00%, 4/22/26	228,000	213,700
3.20%, 6/17/27, (3.196% fixed rate until 6/17/26; 3-month Secured Overnight Financing Rate + 1.432% thereafter)(c)	25,000	23,385
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month Secured Overnight Financing Rate + 1.572% thereafter)(c)	109,000	101,247
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(c)	149,000	132,626
4.15%, 1/24/29	10,000	9,424
5.57%, 7/25/29, (5.574% fixed rate until 7/25/28; Secured Overnight Financing Rate + 1.74% thereafter)(c)	35,000	34,858
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; 3-month Secured Overnight Financing Rate + 4.032% thereafter)(c)	25,000	23,401
4.75%, 12/7/46	96,000	79,868
5.01%, 4/4/51, (5.013% fixed rate until 4/4/50; 3-month Secured Overnight Financing Rate + 4.502% thereafter)(c)	255,000	230,466

Welltower OP LLC 4.00%, 6/1/25	68,000	65,970
4.25%, 4/1/26	3,000	2,907
4.25%, 4/15/28	15,000	14,201
2.75%, 1/15/31	25,000	20,651

Western Digital Corp. 4.75%, 2/15/26	25,000	23,866
2.85%, 2/1/29	17,000	13,712

Western Union Co. 2.75%, 3/15/31(d)	75,000	59,029

Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26	36,000	33,894

Westlake Corp. 5.00%, 8/15/46	10,000	8,430

Weyerhaeuser Co. 4.00%, 11/15/29	41,000	37,848

Whirlpool Corp. 4.60%, 5/15/50	50,000	41,068

Williams Cos., Inc. 3.75%, 6/15/27	10,000	9,423
7.50%, 1/15/31, Series A	36,000	39,534
6.30%, 4/15/40	10,000	10,275
5.75%, 6/24/44	50,000	47,599

Willis-Knighton Medical Center 4.81%, 9/1/48, Series 2018	20,000	17,198

Wisconsin Public Service Corp. 3.67%, 12/1/42	38,000	28,582

WRKCo, Inc. 3.75%, 3/15/25	40,000	38,819
4.65%, 3/15/26	125,000	121,692
3.90%, 6/1/28	50,000	46,443

WW Grainger, Inc. 3.75%, 5/15/46	75,000	59,809

Wyeth LLC 5.95%, 4/1/37	10,000	10,723

Xilinx, Inc. 2.38%, 6/1/30	25,000	21,400

Xylem, Inc. 3.25%, 11/1/26	5,000	4,712

Total United States		43,590,866
TOTAL CORPORATE BONDS (Cost: $57,030,827)		50,812,864

FOREIGN GOVERNMENT AGENCIES – 0.4%

Canada – 0.2%

Province of Alberta Canada 3.30%, 3/15/28	35,000	33,171
1.30%, 7/22/30	75,000	60,572

Province of British Columbia Canada 2.25%, 6/2/26, Series 9	25,000	23,397

Province of New Brunswick Canada 3.63%, 2/24/28	20,000	19,147

Province of Ontario Canada 0.63%, 1/21/26	100,000	90,512
1.13%, 10/7/30	50,000	39,721

Province of Quebec Canada 2.88%, 10/16/24, Series QO	55,000	53,450
1.50%, 2/11/25, Series QX	20,000	18,960
2.50%, 4/20/26	50,000	47,192
7.50%, 9/15/29, Series PD	31,000	35,761

Total Canada		421,883

Japan – 0.1%

Japan Bank for International Cooperation 4.63%, 7/19/28	200,000	199,544

South Korea – 0.1%

Korea Development Bank 3.00%, 1/13/26	100,000	94,784

Sweden – 0.0%

Svensk Exportkredit AB 3.26%, 5/11/37, Series D(a)	50,000	25,199
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $783,786)		741,410

FOREIGN GOVERNMENT OBLIGATIONS – 0.9%

Chile – 0.1%

Chile Government International Bond 3.50%, 1/25/50	150,000	109,205

Hungary – 0.0%

Hungary Government International Bond 7.63%, 3/29/41	16,000	17,708

Indonesia – 0.1%

Indonesia Government International Bond 3.50%, 2/14/50	165,000	122,011

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Italy – 0.1%

Republic of Italy Government International Bond 5.38%, 6/15/33	$163,000	$160,363

Mexico – 0.1%

Mexico Government International Bond 6.75%, 9/27/34, Series A	25,000	26,895
6.05%, 1/11/40, Series A	30,000	30,014
4.28%, 8/14/41	150,000	121,470
5.75%, 10/12/2110	208,000	182,742

Total Mexico		361,121

Panama – 0.2%

Panama Government International Bond 8.88%, 9/30/27	333,000	374,465
6.70%, 1/26/36	50,000	52,602

Total Panama		427,067

Peru – 0.1%

Peruvian Government International Bond 4.13%, 8/25/27	69,000	66,871
2.78%, 1/23/31	50,000	42,525
8.75%, 11/21/33	25,000	31,183
3.00%, 1/15/34	50,000	40,751
5.63%, 11/18/50	25,000	24,968
3.23%, 7/28/2121	40,000	23,238

Total Peru		229,536

Philippines – 0.1%

Philippine Government International Bond 5.95%, 10/13/47	200,000	212,282

Poland – 0.0%

Republic of Poland Government International Bond 3.25%, 4/6/26	72,000	69,013

Uruguay – 0.1%

Uruguay Government International Bond 5.10%, 6/18/50	53,000	51,333
4.98%, 4/20/55	94,000	89,041

Total Uruguay		140,374
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $2,100,979)		1,848,680

SUPRANATIONAL BONDS – 1.6%

Asian Development Bank 1.50%, 10/18/24	628,000	602,158
2.00%, 1/22/25	5,000	4,787
0.63%, 4/29/25	200,000	186,046
0.50%, 2/4/26	125,000	112,980
2.50%, 11/2/27	20,000	18,566
4.50%, 8/25/28	30,000	30,156

Council Of Europe Development Bank 3.75%, 5/25/26	10,000	9,761

European Investment Bank 0.38%, 3/26/26	75,000	67,322
2.38%, 5/24/27	53,000	49,222
3.75%, 2/14/33	50,000	48,164
4.88%, 2/15/36	25,000	26,287

Inter-American Development Bank 0.63%, 7/15/25	575,000	531,024
3.50%, 4/12/33	150,000	141,010
3.20%, 8/7/42	25,000	20,440

International Bank for Reconstruction & Development 2.50%, 11/25/24	207,000	200,121
0.63%, 4/22/25	110,000	102,351
2.50%, 7/29/25	609,000	582,472
2.50%, 11/22/27	144,000	133,522
1.38%, 4/20/28	25,000	21,867
0.88%, 5/14/30	118,000	94,365
4.00%, 7/25/30	25,000	24,508

International Finance Corp. 1.38%, 10/16/24	298,000	285,204
4.50%, 7/13/28	15,000	15,093
TOTAL SUPRANATIONAL BONDS (Cost: $3,524,438)		3,307,426

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%

United States – 1.7%

Bank
2.85%, 10/17/52, Series 2019-BNK21, Class A5	75,000	64,326
3.18%, 2/15/55, Series 2022-BNK39, Class AS	113,000	90,360
3.44%, 9/15/60, Series 2017-BNK7, Class A5	105,000	96,693
2.14%, 3/15/63, Series 2020-BNK28, Class AS	100,000	77,820

Bank of America Merrill Lynch Commercial Mortgage Trust
3.17%, 7/15/49, Series 2016-UB10, Class A4	100,000	92,752

Barclays Commercial Mortgage Trust
2.99%, 11/15/52, Series 2019-C5, Class ASB	100,000	92,028

Benchmark Mortgage Trust
2.91%, 9/15/43, Series 2020-IG1, Class AS^(c)	60,000	47,146
4.02%, 3/15/52, Series 2019-B9, Class A5	60,000	54,496
1.98%, 8/15/54, Series 2021-B28, Class ASB	150,000	125,919
3.79%, 4/15/55, Series 2022-B34, Class A5^(c)	50,000	42,347

Citigroup Commercial Mortgage Trust
3.35%, 2/10/49, Series 2016-GC36, Class A4	250,000	236,184

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.00%, 12/25/25, Series K053, Class A2	200,000	190,820
3.43%, 1/25/27, Series K063, Class A2^(c)	70,000	66,666
3.19%, 9/25/27, Series K069, Class A2^(c)	140,000	131,294
3.25%, 11/25/27, Series K072, Class A1	256,989	246,481
3.69%, 1/25/29, Series K088, Class A2	115,000	109,112
2.52%, 10/25/29, Series K101, Class A2	50,000	43,998
2.13%, 11/25/31, Series K136, Class A2	100,000	82,005
2.35%, 11/25/31, Series K137, Class A2^(c)	155,000	129,251

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.20%, 5/25/33, Series K-157, Class A2	$50,000	$47,693
3.99%, 8/25/33, Series K157, Class A3^(c)	70,000	65,568
1.24%, 1/25/35, Series K-1516	284,868	222,549

Federal National Mortgage Association Alternative Credit Enhancement Securities
2.49%, 5/25/26, Series 2016-M6, Class A2	46,635	43,645
2.55%, 12/25/26, Series 2017-M3, Class A2^(c)	33,548	31,125
3.17%, 3/25/28, Series 2018-M4, Class A2^(c)	19,067	17,769
3.67%, 9/25/28, Series 2019-M1, Class A2^(c)	21,984	20,844
2.44%, 10/25/29, Series 2020-M1, Class A2	100,000	87,358
1.78%, 5/25/30, Series 2020-M14, Class A2	122,972	102,765
1.27%, 7/25/30, Series 2020-M42, Class A2	150,000	119,154
3.61%, 2/25/31, Series 2019-M4, Class A2	4,406	4,071

GS Mortgage Securities Trust
3.73%, 3/10/51, Series 2018-GS9, Class A3	50,000	46,272
3.00%, 9/10/52, Series 2019-GC42, Class A4	50,000	43,401
2.66%, 2/13/53, Series 2020-GC45, Class A4	100,000	84,543

Morgan Stanley Bank of America Merrill Lynch Trust
3.60%, 5/15/50, Series 2017-C33, Class A5	90,000	83,491

Morgan Stanley Capital I Trust
3.52%, 7/15/52, Series 2019-H7, Class AS	100,000	85,475
2.44%, 6/15/54, Series 2021-L6, Class A4^(c)	100,000	80,029

UBS Commercial Mortgage Trust
4.30%, 8/15/51, Series 2018-C12, Class A5	50,000	46,680
4.07%, 12/15/51, Series 2018-C15, Class A3	19,951	18,639

Wells Fargo Commercial Mortgage Trust
3.79%, 9/15/48, Series 2015-SG1, Class A4	97,058	92,839
3.64%, 3/15/50, Series 2017-RB1, Class A5	68,000	62,504
2.40%, 7/15/53, Series 2020-C58, Class AS	100,000	74,508
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $4,024,160)		3,500,620

MUNICIPAL BONDS – 0.8%

United States – 0.8%

Bay Area Toll Authority 7.04%, 4/1/50, Series S1-SUB	25,000	30,961

California Earthquake Authority 5.60%, 7/1/27, Series A	150,000	150,144

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue 6.90%, 12/1/40, Series B	50,000	56,679

City of Houston, TX 3.96%, 3/1/47	100,000	87,075

Commonwealth of Massachusetts 4.11%, 7/15/31, Series B	113,008	110,007

Dallas Fort Worth International Airport 4.51%, 11/1/51, Series A	100,000	89,810

Louisiana Local Government Environmental Facilities & Community Development Authority 3.62%, 2/1/29, Series A	79,427	76,781

New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	45,000	45,608

New York City Municipal Water Finance Authority 5.44%, 6/15/43, Series AA	100,000	103,717

Port Authority of New York & New Jersey 5.65%, 11/1/40	100,000	104,840
4.81%, 10/15/65, Series 192	25,000	23,811

Port of Morrow, OR 2.54%, 9/1/40, Series 1	20,000	14,402

Sales Tax Securitization Corp. 3.82%, 1/1/48, Series B	150,000	121,374

State of California 7.55%, 4/1/39	190,000	234,895

State of Mississippi 5.25%, 11/1/34, Series F	75,000	76,030

Texas Transportation Commission 2.56%, 4/1/42	20,000	14,776

Texas Transportation Commission State Highway Fund 5.18%, 4/1/30, Series B-BUILD	50,000	50,369
4.00%, 10/1/33	20,000	18,852

University of California 3.35%, 7/1/29, Series BD	10,000	9,352

University of Michigan 3.60%, 4/1/47, Series C	50,000	42,287
3.50%, 4/1/52, Series A	100,000	77,302
TOTAL MUNICIPAL BONDS (Cost: $1,837,147)		1,539,072

ASSET-BACKED SECURITIES – 0.4%

United States – 0.4%

American Express Credit Account Master Trust 0.90%, 11/15/26, Series 2021-1, Class A	265,000	250,843
2.21%, 3/15/27, Series 2022-1, Class A	100,000	95,310

Citibank Credit Card Issuance Trust
3.96%, 10/13/30, Series 2018-A7, Class A7	100,000	95,440

Discover Card Execution Note Trust
0.58%, 9/15/26, Series 2021-A1, Class A1	55,000	52,196

Honda Auto Receivables Owner Trust 1.88%, 5/15/26, Series 2022-1, Class A3	222,000	213,508
4.91%, 9/17/29, Series 2023-2, Class A4	70,000	69,690

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Volkswagen Auto Loan Enhanced Trust
1.26%, 10/20/28, Series 2021-1, Class A4	$100,000	$92,636
TOTAL ASSET-BACKED SECURITIES (Cost: $898,590)		869,623

REPURCHASE AGREEMENT – 1.2%

United States – 1.2%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/23 (tri-party custodian: The Bank of New York Mellon Corp.), 5.30% due 9/1/23; Proceeds at maturity - $2,440,359 (fully collateralized by Ginnie Mae I Construction Loan, 2.40% - 4.14% due 12/15/63 - 2/15/64; Market value including accrued interest - $2,562,768)

(Cost: $2,440,000)	2,440,000	2,440,000
	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(f)
(Cost: $525,730)	525,730	525,730
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE TBA SALE COMMITMENTS – 101.5% (Cost: $220,577,589)		203,901,347

TBA Sale Commitments	Principal Amount

U.S. GOVERNMENT AGENCIES TBA SALE COMMITMENTS – (0.3)%

Government National Mortgage Association – (0.1)%
2.50%, 9/20/53(b)	$(75,000)	(63,865)
3.50%, 9/20/53(b)	(25,000)	(22,714)
2.00%, 10/20/53(b)	(50,000)	(41,337)
2.50%, 10/20/53(b)	(50,000)	(42,619)
3.00%, 10/20/53(b)	(50,000)	(44,010)

Total Government National Mortgage Association		(214,545)

Uniform Mortgage-Backed Securities – (0.2)%
2.00%, 9/1/37(b)	(50,000)	(43,859)
1.50%, 10/1/37(b)	(25,000)	(21,406)
2.50%, 10/1/37(b)	(50,000)	(45,095)
3.00%, 10/1/37(b)	(25,000)	(23,127)
2.00%, 10/1/38(b)	(25,000)	(21,955)
2.50%, 10/1/52(b)	(125,000)	(103,799)
1.50%, 10/1/53(b)	(25,000)	(18,904)
3.00%, 10/1/53(b)	(75,000)	(64,721)
3.50%, 10/1/53(b)	(75,000)	(67,114)

Total Uniform Mortgage-Backed Securities		(409,980)

TOTAL TBA SALE COMMITMENTS (Proceeds: $624,949)		(624,525)

Other Assets less Liabilities – (1.2)%		(2,447,184)

NET ASSETS – 100.0%		$200,829,638

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2023.
(b)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.
(c)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.
(d)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,118,454 and the total market value of the collateral held by the Fund was $2,184,717. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,658,987.

(e)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2023.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	221	12/29/23	$(45,040,836)	$(97,860)
5 Year U.S. Treasury Note	981	12/29/23	(104,890,360)	(643,781)
U.S. Treasury Ultra Long Term Bond	92	12/19/23	(11,911,125)	(189,031)
Ultra 10 Year U.S. Treasury Note	582	12/19/23	(67,575,656)	(597,485)
			$(229,417,977)	$(1,528,157)

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$57,455,181	$—	$57,455,181
U.S. Government Obligations	—	80,860,741	—	80,860,741
Corporate Bonds	—	50,812,864	—	50,812,864
Foreign Government Agencies	—	741,410	—	741,410
Foreign Government Obligations	—	1,848,680	—	1,848,680
Supranational Bonds	—	3,307,426	—	3,307,426
Commercial Mortgage-Backed Securities	—	3,500,620	—	3,500,620
Municipal Bonds	—	1,539,072	—	1,539,072
Asset-Backed Securities	—	869,623	—	869,623
Repurchase Agreement	—	2,440,000	—	2,440,000
Investment of Cash Collateral for Securities Loaned	—	525,730	—	525,730
Total Investments in Securities	$—	$203,901,347	$—	$203,901,347
Liabilities:
TBA Sale Commitments
U.S. Government Agencies	$—	$(624,525)	$—	$(624,525)
Financial Derivative Instruments
Futures Contracts[1]	$(1,528,157)	$—	$—	$(1,528,157)
Total – Net	$(1,528,157)	$203,276,822	$—	$201,748,665
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2023

Investments	Principal Amount	Value

COLLATERALIZED LOAN OBLIGATIONS – 2.9%

Cayman Islands – 2.9%

Apidos CLO XXXVI Ltd.
7.59%, 7/20/34, Series 2021-36A, Class C, (7.588% fixed rate until 10/20/23; 3-month Secured Overnight Financing Rate + 2.262% thereafter)(a)(b)	$350,000	$343,846

LCM 28 Ltd.
7.74%, 10/20/30, Series 28A, Class C, (7.738% fixed rate until 10/20/23; 3-month Secured Overnight Financing Rate + 2.412% thereafter)(a)(b)	400,000	385,398
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost: $738,546)		729,244

COLLATERALIZED MORTGAGE OBLIGATIONS – 50.0%

Federal Home Loan Mortgage Corp. REMIC 4.50%, 7/15/25, Series 3000, Class BC	6,730	6,616
4.00%, 5/15/28, Series 4669, Class EV	191,798	182,781
6.00%, 7/15/29, Series 2175, Class TH	28,118	28,138
6.00%, 5/15/32, Series 2448, Class ZQ	36,455	36,551
3.00%, 8/15/32, Series 4092, Class AY	200,000	181,039
6.00%, 8/15/32, Series 2485, Class WG	15,383	15,614
5.50%, 11/15/32, Series 2519, Class ZD	21,798	21,548
5.50%, 11/15/32, Series 2520, Class PH	100,715	100,858
2.50%, 1/15/33, Series 4332, Class CU	3,790	3,774
5.75%, 6/15/34, Series 2812, Class MF^(b)	126,430	125,901
5.50%, 9/15/34, Series 2861, Class Z	13,856	13,759
5.00%, 11/15/34, Series 2893, Class PE	31,489	31,204
6.00%, 11/15/36, Series 3244, Class LZ	237	233
5.00%, 4/15/40, Series 3658, Class CZ, PIK	408,458	402,355
4.50%, 9/15/40, Series 3726, Class QZ, PIK	247,888	240,551
4.00%, 1/15/41, Series 4179, Class AZ	403,898	381,953
3.50%, 5/15/41, Series 4229, Class MA	45,546	43,507
3.00%, 12/15/41, Series 4273, Class GM	52,894	49,424
4.00%, 5/15/42, Series 4048, Class CE	150,000	138,666
4.50%, 9/15/42, Series 4671, Class JM	14,718	14,548
3.00%, 11/15/42, Series 4136, Class ZG, PIK	414,006	363,785
3.00%, 5/15/43, Series 4322, Class DJ	49,613	47,126
3.00%, 6/15/44, Series 4483, Class CA	161,368	149,427
2.25%, 8/15/44, Series 4406, Class AC	61,866	53,740
3.50%, 9/15/46, Series 4774, Class LP	132,355	124,973
3.50%, 12/25/46, Series 2017-SC01, Class 2A	325,873	286,990
3.00%, 4/25/49, Series 4908, Class BD	309,564	271,472

Federal National Mortgage Association REMIC 6.50%, 9/25/23, Series 1993-169, Class L	65	65
3.50%, 8/25/26, Series 2011-80, Class HE	93,929	91,474
2.00%, 11/25/30, Series 2015-93, Class AD	100,014	94,143
6.50%, 10/25/31, Series 2001-52, Class YZ	12,450	12,754
3.00%, 6/25/33, Series 2014-36, Class QA	35,575	34,198
4.00%, 8/25/33, Series 2014-58, Class VM	97,754	95,174
4.50%, 10/25/34, Series 2004-75, Class ZG	5,157	5,009
5.65%, 5/25/35, Series 2005-40, Class FB^(b)	54,929	54,348
4.75%, 8/25/35, Series 2005-80, Class SZ, PIK	117,370	112,473

6.00%, 7/25/36, Series 2006-62, Class PZ, PIK	148,076	158,902
4.50%, 10/25/36, Series 2009-19, Class PW	27,523	26,456
5.65%, 12/25/36, Series 2006-120, Class PF^(b)	48,884	48,178
5.50%, 2/25/37, Series 2007-6, Class PA	7,054	6,991
4.25%, 4/25/37, Series 2007-30, Class ZM, PIK	274,914	253,827
5.00%, 4/25/37, Series 2007-26, Class JZ	171,256	169,249
5.00%, 3/25/38, Series 2008-16, Class EA	5,792	5,612
6.00%, 8/25/39, Series 2009-62, Class Z, PIK	298,292	295,998
5.00%, 11/25/39, Series 2009-89, Class PH	128,374	127,411
5.00%, 7/25/40, Series 2010-80, Class PZ, PIK	273,582	268,982
5.00%, 9/25/40, Series 2010-102, Class PN	483,065	478,440
3.00%, 2/25/41, Series 2011-134, Class NJ	46,447	43,816
2.50%, 5/25/41, Series 2012-131, Class DZ, PIK	14,036	11,474
5.00%, 6/25/41, Series 2011-52, Class GB	124,082	123,111
5.25%, 9/25/41, Series 2011-84, Class PZ , PIK	354,796	351,675
3.00%, 3/25/42, Series 2016-21, Class BA	13,807	13,637
1.75%, 6/25/42, Series 2013-37, Class JA	113,044	105,370
2.50%, 11/25/42, Series 2012-152, Class TB	231,000	185,345
3.00%, 2/25/43, Series 2013-1, Class JZ , PIK	79,434	63,508
3.00%, 3/25/44, Series 2015-42, Class CA	170,191	157,588
3.00%, 4/25/45, Series 2015-23, Class HZ, PIK	514,734	446,900
3.00%, 3/25/46, Series 2016-9, Class D	137,007	121,624
2.50%, 9/25/46, Series 2016-63, Class CA	33,325	26,783

Flagstar Mortgage Trust
2.50%, 9/25/51, Series 2021-8INV, Class A6^(a)(b)	538,144	456,590

Government National Mortgage Association
5.00%, 7/16/33, Series 2003-60, Class ZG, PIK	131,285	127,873
5.00%, 4/20/34, Series 2004-31, Class ZB	153,182	151,120
5.00%, 6/20/35, Series 2005-46, Class YX	154,880	154,385
5.50%, 4/20/37, Series 2007-24, Class PC	34,521	34,084
5.50%, 5/20/38, Series 2008-42, Class QB	51,645	51,577
2.00%, 8/20/39, Series 2011-52, Class KY	43,564	40,566
4.50%, 9/16/40, Series 2010-125, Class BZ, REMIC	200,629	198,015
3.00%, 7/16/41, Series 2011-135, Class WH	113,835	93,808
3.00%, 3/16/42, Series 2012-39, Class GC, REMIC	145,000	119,297
4.00%, 3/20/44, Series 2014-43, Class Z, PIK	655,428	598,318
3.75%, 4/16/44, Series 2014-60, Class AL	250,000	223,655
3.00%, 11/20/45, Series 2015-165, Class ZE, PIK	256,061	214,375

JP Morgan Mortgage Trust
3.59%, 5/25/45, Series 2015-3, Class B3^(a)(b)	106,047	93,608
3.41%, 5/25/50, Series 2019-9, Class B2A^(a)(b)	278,307	231,327

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2023

Investments	Principal Amount	Value

Provident Funding Mortgage Trust
3.25%, 2/25/50, Series 2020-1, Class B1^(a)(b)	$367,899	$292,737

RCKT Mortgage Trust
3.00%, 2/25/50, Series 2020-1, Class A13^(a)(b)	125,451	106,017

Seasoned Credit Risk Transfer Trust
3.75%, 9/25/55, Series 2016-1, Class M2^(a)(b)	621,682	556,427
4.00%, 8/25/56, Series 2017-2, Class M1^(a)(b)	709,482	695,385
4.75%, 5/25/57, Series 2018-1, Class M^(b)	259,368	240,694
2.50%, 5/25/60, Series 2020-3, Class M5TU	326,960	285,157

Seasoned Loans Structured Transaction Trust 3.50%, 6/25/28, Series 2018-1, Class A1	155,580	147,645

Sequoia Mortgage Trust
4.00%, 3/25/48, Series 2018-CH1, Class A1^(a)(b)	153,476	141,645

Verus Securitization Trust
2.99%, 5/25/60, Series 2020-2, Class A2^(a)(b)	300,000	287,011
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost: $14,596,163)		12,848,364

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%

United States – 3.4%

Benchmark Mortgage Trust
2.50%, 12/15/62, Series 2019-B14, Class D(a)	380,000	189,934

Cantor Commercial Real Estate Lending
2.50%, 1/15/53, Series 2019-CF3, Class D^(a)(b)	250,000	126,919

Federal Home Loan Mortgage Corp. Multiclass Certificates
1.78%, 9/25/45, Series 2021-P011, Class X1^(b)(c)	416,187	50,034

JP Morgan Mortgage Trust
6.33%, 12/25/49, Series 2019-LTV2, Class A11^(a)(b)	49,139	49,139

Washington State Housing Finance Commission
0.73%, 12/20/35, Series 2021-1, Class X^(b)(c)	6,092,553	282,268

WFRBS Commercial Mortgage Trust
4.23%, 8/15/47, Series 2014-C21, Class C^(b)	200,000	174,183
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,145,290)		872,477

U.S. GOVERNMENT AGENCIES – 42.6%

Federal Home Loan Mortgage Corporation – 10.2%
4.00%, 1/1/42	221,935	209,751
3.50%, 8/1/46	210,516	191,779
3.50%, 9/1/47	274,471	250,208
2.00%, 9/1/51	452,873	370,175
2.00%, 1/1/52	905,696	729,076
2.50%, 2/1/52	1,052,874	878,775

Total Federal Home Loan Mortgage Corporation		2,629,764

Federal National Mortgage Association – 24.1%
4.00%, 11/1/43	254,278	241,724
4.00%, 5/1/47	195,176	183,763
4.00%, 12/1/47	198,132	186,443
2.50%, 11/1/50	463,337	390,168
2.50%, 12/1/51	703,757	589,397
2.50%, 2/1/52	361,993	300,523
2.00%, 3/1/52	3,389,485	2,703,493
2.50%, 9/1/52	1,410,432	1,170,029
4.00%, 4/1/55	390,065	362,447
4.50%, 6/1/56	65,289	62,388

Total Federal National Mortgage Association		6,190,375

Government National Mortgage Association – 8.3%
3.00%, 8/20/44	9,088	8,199
3.00%, 12/20/44	304,267	273,911
3.00%, 3/20/45	160,314	143,942
3.00%, 4/20/45	339,721	305,030
3.00%, 7/20/45	37,869	33,782
3.50%, 7/20/47	347,997	320,497
4.50%, 8/20/47	337,040	326,799
3.50%, 12/20/47	314,164	289,823
4.50%, 5/20/49	56,578	54,559
4.00%, 9/20/53(d)	400,000	372,750

Total Government National Mortgage Association		2,129,292
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $11,692,026)		10,949,431

TOTAL INVESTMENTS IN SECURITIES – 98.9% (Cost: $28,172,025)		25,399,516

Other Assets less Liabilities – 1.1%		291,755

NET ASSETS – 100.0%		$25,691,271
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.

(c)

Interest-only security. The principal amount shown is a notional amount representing the outstanding principal of the underlying debt obligation(s). Holders of interest-only securities do not receive principal payments on the underlying debt obligation(s).

(d)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	13	12/19/23	$(1,443,406)	$(11,883)

Long Exposure
2 Year U.S. Treasury Note	6	12/29/23	$1,222,828	$3,609
5 Year U.S. Treasury Note	13	12/29/23	1,389,985	8,536
U.S. Treasury Long Bond	4	12/19/23	486,750	6,462
U.S. Treasury Ultra Long Term Bond	3	12/19/23	388,406	6,188
			$3,487,969	$24,795
Total – Net			$2,044,563	$12,912

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Collateralized Loan Obligations	$—	$729,244	$—	$729,244
Collateralized Mortgage Obligations	—	12,848,364	—	12,848,364
Commercial Mortgage-Backed Securities	—	872,477	—	872,477
U.S. Government Agencies	—	10,949,431	—	10,949,431
Total Investments in Securities	$—	$25,399,516	$—	$25,399,516
Financial Derivative Instruments
Futures Contracts[1]	$24,795	$—	$—	$24,795
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(11,883)	$—	$—	$(11,883)
Total – Net	$12,912	$25,399,516	$—	$25,412,428
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 20.0%

Federal Agricultural Mortgage Corporation – 0.1%
1.62%, 9/4/25	$1,439,000	$1,348,876

Federal Farm Credit Bank – 1.6%
3.38%, 8/26/24	2,062,000	2,022,080
2.85%, 5/23/25	2,062,000	1,985,892
2.40%, 9/21/26	2,062,000	1,933,290
2.60%, 4/5/27	1,650,000	1,532,718
3.78%, 6/8/28	825,000	787,553
2.32%, 1/26/32	825,000	682,465
2.38%, 3/16/32	2,062,000	1,734,183
2.90%, 4/12/32	2,062,000	1,814,374
3.50%, 9/1/32	1,237,000	1,134,910
3.40%, 4/25/34	1,650,000	1,461,917
2.39%, 11/1/34	5,156,000	4,096,184

Total Federal Farm Credit Bank		19,185,566

Federal Home Loan Bank – 0.2%
1.10%, 8/20/26	1,930,000	1,739,413
3.50%, 6/11/32	825,000	756,690

Total Federal Home Loan Bank		2,496,103

Federal Home Loan Mortgage Corporation – 2.5%
1.50%, 2/12/25	580,000	551,209
0.38%, 7/21/25	100,000	91,904
6.25%, 7/15/32	446,000	509,707
4.50%, 8/1/41	380,038	370,762
4.35%, 2/1/42^(a)	236,708	233,545
3.00%, 4/1/45	2,217,615	1,955,322
4.00%, 11/1/45	1,509,284	1,426,710
3.50%, 12/1/46	1,470,898	1,346,932
3.50%, 12/1/47	793,243	719,919
3.50%, 3/1/48	2,275,735	2,083,949
4.50%, 7/1/48	257,267	248,581
2.00%, 5/1/51	351,207	280,107
2.00%, 9/1/51	5,822,163	4,645,884
2.00%, 1/1/52	3,653,113	2,946,731
3.00%, 1/1/52	1,812,146	1,582,519
2.50%, 2/1/52	3,240,629	2,710,283
2.50%, 3/1/52	2,626,331	2,196,303
2.50%, 4/1/52	2,658,990	2,222,858
3.50%, 5/1/52	2,804,382	2,517,198

Total Federal Home Loan Mortgage Corporation		28,640,423

Federal National Mortgage Association – 8.5%
2.63%, 9/6/24	566,000	551,409
2.50%, 9/1/27	602,268	577,727
7.13%, 1/15/30	1,528,000	1,762,013
2.50%, 6/1/30	700,643	655,786
2.50%, 7/1/30	404,754	378,840
3.00%, 9/1/30	409,240	388,277
6.63%, 11/15/30	895,000	1,019,557
4.00%, 11/1/40	1,900,548	1,804,781
4.00%, 12/1/40	251,509	238,835
4.00%, 2/1/41	378,913	359,820
4.50%, 6/1/41	533,012	519,338
4.50%, 7/1/41	622,613	606,640
4.50%, 8/1/41	209,698	204,318
4.00%, 11/1/41	248,320	235,781

5.00%, 5/1/42	219,125	219,474
3.50%, 10/1/42	767,235	705,542
3.00%, 7/1/43	1,775,401	1,576,422
3.00%, 9/1/43	812,389	721,340
4.00%, 6/1/45	1,371,958	1,295,165
4.00%, 7/1/45	884,036	834,553
3.50%, 1/1/46	954,300	874,781
3.50%, 2/1/46	2,108,295	1,932,616
4.00%, 2/1/46	469,055	442,801
3.00%, 8/1/46	370,067	325,637
4.00%, 2/1/48	934,130	876,409
2.50%, 6/1/50	3,963,940	3,341,005
2.50%, 8/1/50	4,841,465	4,077,254
2.00%, 5/1/51	2,720,617	2,199,612
2.50%, 5/1/51	1,400,719	1,173,391
2.50%, 6/1/51	5,156,855	4,292,319
2.50%, 9/1/51	709,282	592,765
2.00%, 10/1/51	3,673,578	2,930,576
2.00%, 11/1/51	5,324,526	4,290,232
3.50%, 11/1/51	3,681,666	3,318,261
2.50%, 12/1/51	3,343,038	2,804,514
2.50%, 1/1/52	3,738,663	3,128,387
2.00%, 2/1/52	27,459,580	21,991,764
2.50%, 2/1/52	5,310,796	4,423,835
3.50%, 2/1/52	762,924	685,868
2.00%, 3/1/52	2,556,496	2,039,952
2.50%, 3/1/52	4,213,623	3,528,755
3.50%, 3/1/52	580,720	525,004
2.00%, 4/1/52	1,909,763	1,528,772
4.00%, 8/1/52	5,619,631	5,194,529
4.50%, 8/1/52	2,278,140	2,163,865
4.50%, 10/1/52	4,687,647	4,446,878

Total Federal National Mortgage Association		97,785,400

Government National Mortgage Association – 5.7%
4.50%, 6/20/41	247,047	242,360
4.50%, 7/20/41	401,521	393,903
4.50%, 10/20/41	515,621	505,839
4.00%, 10/20/43	865,746	825,711
4.00%, 3/20/46	1,075,029	1,017,721
3.50%, 3/20/47	3,706,965	3,407,994
3.50%, 9/20/47	1,228,466	1,130,170
3.50%, 1/20/48	654,266	601,915
3.50%, 2/20/48	4,259,128	3,903,140
3.50%, 3/20/48	4,133,051	3,802,343
4.50%, 1/20/50	647,693	626,123
2.00%, 1/20/51	6,767,341	5,606,402
2.00%, 2/20/51	4,523,508	3,740,258
2.50%, 3/20/51	1,184,500	1,013,677
2.50%, 4/20/51	2,371,891	2,029,168
2.50%, 5/20/51	1,838,733	1,572,537
2.50%, 8/20/51	1,692,804	1,444,087
2.50%, 9/20/51	5,183,046	4,416,718
2.50%, 10/20/51	1,720,402	1,466,765
3.00%, 10/20/51	6,995,528	6,156,115
2.50%, 11/20/51	2,345,013	1,998,531
3.00%, 11/20/51	9,493,365	8,339,794
2.50%, 12/20/51	4,683,192	3,990,191
3.00%, 12/20/51	1,742,346	1,538,844
2.50%, 4/20/52	1,877,290	1,598,294
5.00%, 9/20/53(b)	1,700,000	1,654,396

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

5.50%, 9/20/53(b)	$1,700,000	$1,683,007
6.00%, 9/20/53(b)	762,000	764,446

Total Government National Mortgage Association		65,470,449

Tennessee Valley Authority – 0.4%
0.75%, 5/15/25	159,000	147,738
3.88%, 3/15/28	1,670,000	1,631,206
7.13%, 5/1/30	2,062,000	2,360,928
5.25%, 9/15/39	80,000	82,587

Total Tennessee Valley Authority		4,222,459

Uniform Mortgage-Backed Securities – 1.0%
2.50%, 9/1/38(b)	2,319,000	2,089,290
3.50%, 9/1/38(b)	87,000	82,077
2.00%, 9/1/53(b)	3,000,000	2,388,455
3.50%, 9/1/53(b)	3,000,000	2,681,927
5.00%, 9/1/53(b)	3,000,000	2,909,157
5.50%, 9/1/53(b)	1,000,000	988,288
6.00%, 9/1/53(b)	742,000	743,986

Total Uniform Mortgage-Backed Securities		11,883,180
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $242,435,017)		231,032,456

U.S. GOVERNMENT OBLIGATIONS – 30.1%

U.S. Treasury Bonds – 4.6%
5.00%, 5/15/37	138,600	151,691
4.50%, 5/15/38	145,100	150,416
3.88%, 8/15/40	3,035,700	2,882,966
4.38%, 5/15/41	146,600	147,734
2.00%, 11/15/41	209,800	146,893
3.25%, 5/15/42	980,200	837,152
4.00%, 11/15/42	2,970,700	2,818,916
3.88%, 2/15/43	158,700	147,678
3.88%, 5/15/43	3,687,900	3,430,323
3.75%, 11/15/43	3,002,600	2,731,897
3.63%, 2/15/44	3,737,900	3,334,616
3.13%, 8/15/44	1,437,200	1,182,546
3.00%, 11/15/44	2,801,100	2,254,010
3.00%, 11/15/45	3,218,800	2,572,022
2.50%, 2/15/46	1,866,200	1,357,223
2.50%, 5/15/46	2,728,800	1,982,217
2.25%, 8/15/46	3,116,100	2,147,188
2.75%, 8/15/47	40,000	30,325
3.38%, 11/15/48	167,100	142,022
1.38%, 8/15/50	255,800	138,312
1.88%, 11/15/51	224,900	138,226
2.25%, 2/15/52	207,400	139,995
4.00%, 11/15/52	12,859,200	12,412,142
3.63%, 2/15/53	4,562,400	4,111,507
3.63%, 5/15/53	7,890,000	7,117,643

Total U.S. Treasury Bonds		52,505,660

U.S. Treasury Notes – 25.5%
0.13%, 1/15/24	15,941,800	15,638,532
2.13%, 9/30/24	7,300,000	7,055,764
4.38%, 10/31/24	170,200	168,438
2.25%, 11/15/24	1,822,200	1,758,352
4.13%, 1/31/25	29,183,000	28,774,894
4.63%, 2/28/25	14,559,000	14,458,622

3.88%, 3/31/25	6,882,600	6,758,391
3.88%, 4/30/25	3,232,000	3,173,294
4.25%, 5/31/25	1,368,000	1,351,274
2.88%, 6/15/25	19,714,900	19,018,718
3.00%, 7/15/25	2,352,300	2,272,129
4.75%, 7/31/25	4,983,000	4,969,667
3.88%, 1/15/26	14,504,400	14,231,876
0.38%, 1/31/26	6,746,800	6,089,778
4.00%, 2/15/26	22,824,000	22,465,592
4.63%, 3/15/26	12,850,000	12,841,467
3.75%, 4/15/26	14,046,400	13,743,524
3.63%, 5/15/26	1,500,000	1,463,027
4.13%, 6/15/26	807,000	797,732
4.50%, 7/15/26	969,000	967,410
2.00%, 11/15/26	4,139,300	3,833,542
1.25%, 11/30/26	5,881,200	5,312,378
1.50%, 1/31/27	21,785,700	19,764,566
3.50%, 1/31/28	13,704,600	13,255,989
4.00%, 2/29/28	12,595,000	12,441,990
3.63%, 3/31/28	20,015,700	19,459,013
3.50%, 4/30/28	10,700,400	10,346,367
3.63%, 5/31/28	5,657,000	5,502,758
4.13%, 7/31/28	16,254,000	16,161,301
2.88%, 8/15/28	100,000	93,769
3.25%, 6/30/29	170,800	161,973
3.63%, 3/31/30	632,300	610,812
3.50%, 4/30/30	730,800	700,712
3.75%, 5/31/30	1,400,000	1,362,266
4.00%, 7/31/30	1,973,000	1,949,725
1.63%, 5/15/31	190,500	159,573
4.13%, 11/15/32	233,400	233,327
3.50%, 2/15/33	1,538,800	1,465,587
3.88%, 8/15/33	3,651,000	3,585,681

Total U.S. Treasury Notes		294,399,810
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $354,918,563)		346,905,470

CORPORATE BONDS – 36.8%

Australia – 0.4%

Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(c)	845,000	811,234

BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	100,000	96,870

FMG Resources August 2006 Pty. Ltd. 6.13%, 4/15/32(c)	174,000	161,897

Glencore Funding LLC 2.63%, 9/23/31(c)	100,000	79,710

Macquarie Bank Ltd. 6.80%, 1/18/33(c)	205,000	206,978

Macquarie Group Ltd.
2.87%, 1/14/33, (2.871% fixed rate until 1/14/32; Secured Overnight Financing Rate + 1.532% thereafter)(a)(c)	166,000	130,187
5.49%, 11/9/33, (5.491% fixed rate until 11/9/32; Secured Overnight Financing Rate + 2.865% thereafter)(a)(c)	110,000	105,907

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Mineral Resources Ltd. 8.00%, 11/1/27(c)	$5,000	$4,998

Rio Tinto Finance USA Ltd. 7.13%, 7/15/28	309,000	337,610
5.20%, 11/2/40	100,000	98,244

Rio Tinto Finance USA PLC 5.13%, 3/9/53	100,000	96,925
Scentre Group Trust 2
4.75%, 9/24/80, (4.75% fixed rate until 6/24/26; 5-year Constant Maturity Treasury Rate + 4.379% thereafter)(a)(c)	798,000	720,618

South32 Treasury Ltd. 4.35%, 4/14/32(c)	152,000	131,913
Westpac Banking Corp.
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year USD Secured Overnight Financing Rate ICE Swap Rate + 2.236% thereafter)(a)	284,000	265,310
3.02%, 11/18/36, (3.02% fixed rate until 11/18/31; 5-year Constant Maturity Treasury Rate + 1.53% thereafter)(a)	985,000	754,638

Woodside Finance Ltd. 4.50%, 3/4/29(c)	714,000	672,795

Total Australia		4,675,834

Austria – 0.1%

Oesterreichische Kontrollbank AG 0.50%, 2/2/26	936,000	844,572

Suzano Austria GmbH 3.75%, 1/15/31	575,000	487,956

Total Austria		1,332,528

Belgium – 0.3%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 2/1/46	1,580,000	1,470,095

Anheuser-Busch InBev Finance, Inc. 4.90%, 2/1/46	100,000	92,804

Anheuser-Busch InBev Worldwide, Inc. 3.50%, 6/1/30	619,000	569,715
8.20%, 1/15/39	309,000	395,486
4.35%, 6/1/40	224,000	200,525
4.50%, 6/1/50	619,000	552,291

Total Belgium		3,280,916

Bermuda – 0.1%

Bacardi Ltd. 4.70%, 5/15/28(c)	663,000	641,293

Brazil – 0.1%

Petrobras Global Finance BV 5.60%, 1/3/31	591,000	566,763
6.90%, 3/19/49	180,000	168,930

Vale Overseas Ltd. 3.75%, 7/8/30	500,000	438,675
6.88%, 11/21/36	11,000	11,454

Total Brazil		1,185,822

Canada – 1.0%

1011778 BC ULC / New Red Finance, Inc. 3.88%, 1/15/28(c)	20,000	18,206
3.50%, 2/15/29(c)	40,000	35,116
4.00%, 10/15/30(c)	181,000	153,781
Air Canada Pass-Through Trust
10.50%, 7/15/26, Series 2020-1C, Class C(c)	200,000	216,948

Bank of Montreal 2.50%, 6/28/24	178,000	173,450
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(a)	412,000	364,290

Bank of Nova Scotia 1.05%, 3/2/26	100,000	89,720
2.45%, 2/2/32	270,000	219,113

Barrick PD Australia Finance Pty. Ltd. 5.95%, 10/15/39	330,000	335,673

Bell Telephone Co. of Canada / Bell Canada 4.46%, 4/1/48	340,000	279,531

Bombardier, Inc. 6.00%, 2/15/28(c)	81,000	75,759

Brookfield Finance, Inc. 4.85%, 3/29/29	173,000	165,808
4.35%, 4/15/30	100,000	92,471

Canadian National Railway Co. 4.40%, 8/5/52	100,000	88,593

Canadian Pacific Railway Co. 4.80%, 9/15/35	309,000	298,006
4.80%, 8/1/45	209,000	187,732
3.10%, 12/2/51	100,000	67,975

Cenovus Energy, Inc. 6.75%, 11/15/39	552,000	573,318
3.75%, 2/15/52	105,000	73,787

CI Financial Corp. 4.10%, 6/15/51	100,000	60,638

Enbridge, Inc. 5.97%, 3/8/26	172,000	172,072

Garda World Security Corp. 6.00%, 6/1/29(c)	101,000	82,486

Magna International, Inc. 5.50%, 3/21/33	161,000	163,133

New Gold, Inc. 7.50%, 7/15/27(c)	143,000	136,675

Nutrien Ltd. 5.90%, 11/7/24	167,000	167,012
4.90%, 3/27/28	100,000	97,863
2.95%, 5/13/30	239,000	206,195

Parkland Corp. 5.88%, 7/15/27(c)	100,000	96,721

Precision Drilling Corp. 6.88%, 1/15/29(c)	71,000	68,050

Rogers Communications, Inc. 4.35%, 5/1/49	450,000	341,015

Royal Bank of Canada 5.66%, 10/25/24	285,000	285,037

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

2.25%, 11/1/24	$500,000	$480,865
0.88%, 1/20/26	412,000	370,919
4.65%, 1/27/26	400,000	392,944

Suncor Energy, Inc. 6.50%, 6/15/38	749,000	767,103

Teck Resources Ltd. 3.90%, 7/15/30	803,000	715,513

Teine Energy Ltd. 6.88%, 4/15/29(c)	165,000	154,202

TELUS Corp. 3.40%, 5/13/32	846,000	712,290

Toronto-Dominion Bank 3.25%, 3/11/24	412,000	406,706
1.95%, 1/12/27	309,000	277,772
4.46%, 6/8/32	748,000	697,383

TransCanada PipeLines Ltd. 6.20%, 3/9/26	100,000	100,098
4.63%, 3/1/34	1,225,000	1,108,944
7.63%, 1/15/39	412,000	470,125

Total Canada		12,041,038

Chile – 0.1%

Corp. Nacional del Cobre de Chile 5.13%, 2/2/33(c)	1,000,000	960,980

China – 0.6%

Alibaba Group Holding Ltd. 3.40%, 12/6/27	412,000	383,024
2.13%, 2/9/31	750,000	601,508

Baidu, Inc. 1.72%, 4/9/26	412,000	373,375
3.63%, 7/6/27	1,100,000	1,034,396

ENN Clean Energy International Investment Ltd. 3.38%, 5/12/26(d)	825,000	751,229

JD.com, Inc. 3.38%, 1/14/30	351,000	309,315

Lenovo Group Ltd. 5.88%, 4/24/25(d)	325,000	323,937
3.42%, 11/2/30(d)	400,000	334,976

NXP BV / NXP Funding LLC / NXP USA, Inc. 4.30%, 6/18/29	986,000	924,247

Prosus NV 3.68%, 1/21/30(c)	575,000	473,357

State Grid Overseas Investment BVI Ltd. 3.50%, 5/4/27(d)	275,000	262,595
4.25%, 5/2/28(d)	275,000	268,254

Tencent Holdings Ltd. 2.88%, 4/22/31(d)	1,100,000	917,444

Total China		6,957,657

Colombia – 0.1%

Ecopetrol SA 6.88%, 4/29/30	150,000	140,235
4.63%, 11/2/31	200,000	158,222
8.88%, 1/13/33	452,000	458,003
7.38%, 9/18/43	150,000	128,623

5.88%, 5/28/45	200,000	141,162

Total Colombia		1,026,245

France – 0.5%

Altice France SA 5.50%, 10/15/29(c)	500,000	360,150

BNP Paribas SA 3.50%, 11/16/27(c)	412,000	381,364
2.87%, 4/19/32, (2.871% fixed rate until 4/19/31; Secured Overnight Financing Rate + 1.387% thereafter)(a)(c)	652,000	530,650

BPCE SA 1.00%, 1/20/26(c)	730,000	654,277
3.25%, 1/11/28(c)	412,000	373,977

Electricite de France SA 6.95%, 1/26/39(c)	325,000	343,973
4.50%, 12/4/69(d)	1,200,000	827,364

Orange SA 9.00%, 3/1/31	8,000	9,709

Pernod Ricard SA 5.50%, 1/15/42(c)	150,000	148,439

Sanofi 3.63%, 6/19/28	412,000	397,868
Societe Generale SA
1.49%, 12/14/26, (1.488% fixed rate until 12/14/25; 1-year Constant Maturity Treasury Rate + 1.10% thereafter)(a)(c)	1,774,000	1,590,018

TotalEnergies Capital International SA 3.46%, 2/19/29	437,000	406,952

TotalEnergies Capital SA 3.88%, 10/11/28	173,000	165,032

Total France		6,189,773

Germany – 0.4%

BMW U.S. Capital LLC 2.80%, 4/11/26(c)	598,000	564,793
Deutsche Bank AG
1.45%, 4/1/25, (1.447% fixed rate until 4/1/24; Secured Overnight Financing Rate + 1.131% thereafter)(a)	412,000	399,727
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(a)	412,000	397,786
3.73%, 1/14/32, (3.729% fixed rate until 10/14/30; Secured Overnight Financing Rate + 2.757% thereafter)(a)	1,479,000	1,144,894
3.74%, 1/7/33, (3.742% fixed rate until 10/7/31; Secured Overnight Financing Rate + 2.257% thereafter)(a)	500,000	375,715

Deutsche Telekom International Finance BV 8.75%, 6/15/30	445,000	523,761

Kreditanstalt fuer Wiederaufbau 2.50%, 11/20/24	177,000	171,152
1.00%, 10/1/26	265,000	238,163
3.75%, 2/15/28	169,000	164,479

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Landwirtschaftliche Rentenbank 0.88%, 9/3/30	$960,000	$759,859

Total Germany		4,740,329

Hong Kong – 0.1%

AIA Group Ltd. 4.95%, 4/4/33(c)	1,000,000	981,260

Melco Resorts Finance Ltd. 5.25%, 4/26/26(d)	200,000	185,596

Total Hong Kong		1,166,856

India – 0.1%

JSW Steel Ltd. 3.95%, 4/5/27(d)	200,000	176,392

Reliance Industries Ltd. 2.88%, 1/12/32(d)	650,000	533,234

Summit Digitel Infrastructure Ltd. 2.88%, 8/12/31(d)	425,000	335,176

Total India		1,044,802

Indonesia – 0.1%

Pertamina Persero PT 2.30%, 2/9/31(d)	800,000	646,080

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 5/21/28(d)	200,000	198,936
5.25%, 10/24/42(d)	200,000	175,520

Total Indonesia		1,020,536

Ireland – 0.1%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 1/30/32	202,000	164,268
3.40%, 10/29/33	1,554,000	1,233,752

Total Ireland		1,398,020

Israel – 0.1%

Israel Electric Corp. Ltd. 4.25%, 8/14/28(d)	412,000	385,006

Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/36	250,000	230,642

Total Israel		615,648

Italy – 0.3%

Enel Finance International NV 7.75%, 10/14/52(c)	1,017,000	1,164,658
Intesa Sanpaolo SpA
8.25%, 11/21/33, (8.248% fixed rate until 11/21/32; 1-year Constant Maturity Treasury Rate + 4.40% thereafter)(a)(c)	866,000	907,430

Telecom Italia Capital SA 6.00%, 9/30/34	438,000	367,508
UniCredit SpA
2.57%, 9/22/26, (2.569% fixed rate until 9/22/25; 1-year Constant Maturity Treasury Rate + 2.30% thereafter)(a)(c)	730,000	670,001

Total Italy		3,109,597

Japan – 0.5%
Dai-ichi Life Insurance Co. Ltd.
4.00%, 7/24/26, (4.00% fixed rate until 7/24/26; 3-month Secured Overnight Financing Rate + 3.922% thereafter)(a)(c)(e)	200,000	189,512

Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/1/26	309,000	296,816
3.68%, 2/22/27	500,000	476,030

Mizuho Financial Group, Inc. 2.56%, 9/13/31	1,743,000	1,357,065

Nissan Motor Co. Ltd. 4.81%, 9/17/30(c)	895,000	790,187

Nomura Holdings, Inc. 2.17%, 7/14/28	260,000	218,878
3.10%, 1/16/30	393,000	333,299

NTT Finance Corp. 1.16%, 4/3/26(c)	932,000	840,571

ORIX Corp. 5.00%, 9/13/27	169,000	167,319
2.25%, 3/9/31	44,000	35,785

Sumitomo Mitsui Financial Group, Inc. 3.04%, 7/16/29	569,000	497,033

Total Japan		5,202,495

Kazakhstan – 0.0%

KazMunayGas National Co. JSC 3.50%, 4/14/33(d)	375,000	283,256

Luxembourg – 0.1%

Altice France Holding SA 6.00%, 2/15/28(c)	200,000	88,670

ArcelorMittal SA 6.80%, 11/29/32	799,000	822,882

Total Luxembourg		911,552

Malaysia – 0.1%

Petronas Capital Ltd. 2.48%, 1/28/32(d)	1,300,000	1,069,172

Mexico – 0.3%

America Movil SAB de CV 4.70%, 7/21/32	450,000	429,282

Cemex SAB de CV 5.45%, 11/19/29(d)	213,000	204,934

Comision Federal de Electricidad 3.88%, 7/26/33(d)	500,000	390,520

Industrias Penoles SAB de CV 4.75%, 8/6/50(d)	250,000	194,545

Petroleos Mexicanos 6.88%, 8/4/26	200,000	182,646
6.49%, 1/23/27	200,000	175,310
8.75%, 6/2/29	200,000	178,702
6.84%, 1/23/30	200,000	158,298
5.95%, 1/28/31	1,777,000	1,292,607
6.70%, 2/16/32	400,000	302,732
7.69%, 1/23/50	200,000	134,064
6.95%, 1/28/60	200,000	124,230

Total Mexico		3,767,870

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Mongolia – 0.0%

Minerva Luxembourg SA 4.38%, 3/18/31(d)	$200,000	$159,266

Sands China Ltd. 5.65%, 8/8/28	200,000	188,878

Total Mongolia		348,144

Netherlands – 0.3%

Cooperatieve Rabobank UA 5.25%, 5/24/41	24,000	24,458
5.75%, 12/1/43	1,237,000	1,212,124
ING Groep NV
1.73%, 4/1/27, (1.726% fixed rate until 4/1/26; Secured Overnight Financing Rate + 1.005% thereafter)(a)	520,000	468,063
2.73%, 4/1/32, (2.727% fixed rate until 4/1/31; Secured Overnight Financing Rate + 1.316% thereafter)(a)	300,000	245,379

Koninklijke Philips NV 6.88%, 3/11/38	100,000	108,439

Shell International Finance BV 3.25%, 5/11/25	412,000	399,043
2.88%, 5/10/26	429,000	406,992
4.13%, 5/11/35	619,000	565,246

Total Netherlands		3,429,744

New Zealand – 0.0%

ANZ New Zealand International Ltd. 1.25%, 6/22/26(c)	364,000	324,976

Norway – 0.1%

Equinor ASA 3.25%, 11/10/24	42,000	40,919
2.88%, 4/6/25	42,000	40,529
1.75%, 1/22/26	43,000	39,876
3.63%, 9/10/28	39,000	37,053
3.13%, 4/6/30	39,000	35,417
2.38%, 5/22/30	452,000	388,657
3.63%, 4/6/40	35,000	28,306
5.10%, 8/17/40	30,000	29,426
3.95%, 5/15/43	67,000	56,254
4.80%, 11/8/43	29,000	26,790
3.25%, 11/18/49	33,000	23,448
3.70%, 4/6/50	31,000	23,992

Total Norway		770,667

Qatar – 0.1%

QatarEnergy 3.13%, 7/12/41(d)	750,000	553,890
3.30%, 7/12/51(d)	200,000	140,640

Total Qatar		694,530

Saudi Arabia – 0.1%

Saudi Arabian Oil Co. 2.25%, 11/24/30(d)	950,000	783,190

Saudi Electricity Global Sukuk Co. 4 4.72%, 9/27/28(d)	200,000	199,224

Total Saudi Arabia		982,414

Singapore – 0.0%

DBS Group Holdings Ltd. 1.17%, 11/22/24(c)	500,000	475,240

South Africa – 0.1%

Anglo American Capital PLC 5.63%, 4/1/30(c)	515,000	509,191

South Korea – 0.1%

POSCO 5.75%, 1/17/28(d)	1,000,000	1,008,540

SK Hynix, Inc. 6.38%, 1/17/28(c)	350,000	355,075

Total South Korea		1,363,615

Spain – 0.3%
Banco Bilbao Vizcaya Argentaria SA
5.86%, 9/14/26, (5.862% fixed rate until 9/14/25; 1-year Constant Maturity Treasury Rate + 2.30% thereafter)(a)	600,000	595,188

Banco Santander SA 3.80%, 2/23/28	200,000	183,236
2.75%, 12/3/30	1,200,000	930,288

Telefonica Emisiones SA 7.05%, 6/20/36	1,670,000	1,783,443
4.67%, 3/6/38	309,000	256,065

Total Spain		3,748,220

Switzerland – 0.3%

Novartis Capital Corp. 2.00%, 2/14/27	100,000	91,329

UBS Group AG 4.55%, 4/17/26	2,487,000	2,408,187
4.28%, 1/9/28(c)	309,000	289,360
6.54%, 8/12/33, (6.537% fixed rate until 8/12/32; Secured Overnight Financing Rate + 3.92% thereafter)(a)(c)	929,000	966,141

Total Switzerland		3,755,017

Taiwan – 0.1%

TSMC Global Ltd. 1.25%, 4/23/26(c)	822,000	741,436

Thailand – 0.0%

GC Treasury Center Co. Ltd. 4.40%, 3/30/32(d)	225,000	195,050

Thaioil Treasury Center Co. Ltd. 2.50%, 6/18/30(d)	275,000	221,089

Total Thailand		416,139

United Arab Emirates – 0.2%

DP World Ltd. 6.85%, 7/2/37(d)	200,000	214,762

Galaxy Pipeline Assets Bidco Ltd. 2.16%, 3/31/34(c)	704,357	594,013

MDGH GMTN RSC Ltd. 5.50%, 4/28/33(d)	1,050,000	1,084,324

Total United Arab Emirates		1,893,099

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

United Kingdom – 1.5%

AstraZeneca PLC 4.00%, 1/17/29	$412,000	$395,652
6.45%, 9/15/37	577,000	649,315
4.38%, 8/17/48	437,000	392,124

Barclays PLC 4.38%, 1/12/26	309,000	297,962
5.20%, 5/12/26	610,000	592,664
2.67%, 3/10/32, (2.667% fixed rate until 3/10/31; 1-year Constant Maturity Treasury Rate + 1.20% thereafter)(a)	200,000	156,852
7.44%, 11/2/33, (7.437% fixed rate until 11/2/32; 1-year Constant Maturity Treasury Rate + 3.50% thereafter)(a)	1,068,000	1,143,038
3.81%, 3/10/42, (3.811% fixed rate until 3/10/41; 1-year Constant Maturity Treasury Rate + 1.70% thereafter)(a)	309,000	216,869

BAT Capital Corp. 3.22%, 8/15/24	343,000	334,638
3.56%, 8/15/27	149,000	138,259
4.91%, 4/2/30	176,000	165,908
4.39%, 8/15/37	200,000	158,442

British Telecommunications PLC 9.63%, 12/15/30	131,000	159,646

CK Hutchison International 21 Ltd. 2.50%, 4/15/31(c)	750,000	619,440

Diageo Capital PLC 3.50%, 9/18/23	412,000	411,712
3.88%, 5/18/28	412,000	396,727
2.13%, 4/29/32	825,000	663,919

GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	206,000	234,632
HSBC Holdings PLC
3.80%, 3/11/25, (3.803% fixed rate until 3/11/24; 3-month U.S. dollar London Interbank Offered Rate + 1.211% thereafter)(a)	412,000	406,706
2.63%, 11/7/25, (2.633% fixed rate until 11/7/24; 3-month Secured Overnight Financing Rate + 1.402% thereafter)(a)	412,000	395,129
4.29%, 9/12/26, (4.292% fixed rate until 9/12/25; 3-month Secured Overnight Financing Rate + 1.609% thereafter)(a)	309,000	298,095
8.11%, 11/3/33, (8.113% fixed rate until 11/3/32; Secured Overnight Financing Rate + 4.25% thereafter)(a)	668,000	726,811
6.50%, 9/15/37	1,302,000	1,334,094

Imperial Brands Finance PLC 4.25%, 7/21/25(c)	755,000	730,462

Jaguar Land Rover Automotive PLC 5.50%, 7/15/29(c)	492,000	427,942

Lloyds Banking Group PLC 3.90%, 3/12/24	412,000	407,587
7.95%, 11/15/33, (7.953% fixed rate until 8/15/32; 1-year Constant Maturity Treasury Rate + 3.75% thereafter)(a)	509,000	546,167

LSEGA Financing PLC 2.50%, 4/6/31(c)	260,000	215,199

Nationwide Building Society 4.00%, 9/14/26(c)	845,000	789,222

NatWest Group PLC
3.07%, 5/22/28, (3.073% fixed rate until 5/22/27; 1-year Constant Maturity Treasury Rate + 2.55% thereafter)(a)	457,000	412,570
3.03%, 11/28/35, (3.032% fixed rate until 8/28/30; 5-year Constant Maturity Treasury Rate + 2.35% thereafter)(a)	341,000	263,856

Reynolds American, Inc. 6.15%, 9/15/43	516,000	472,708
5.85%, 8/15/45	180,000	156,456

Rio Tinto Finance USA PLC 5.00%, 3/9/33	147,000	146,209

Santander UK Group Holdings PLC
6.83%, 11/21/26, (6.833% fixed rate until 11/21/25; Secured Overnight Financing Rate + 2.749% thereafter)(a)	465,000	470,854

Standard Chartered PLC
3.60%, 1/12/33, (3.603% fixed rate until 1/12/32; 1-year Constant Maturity Treasury Rate + 1.90% thereafter)(a)(c)	250,000	198,395
5.70%, 3/26/44(c)	301,000	272,706

Unilever Capital Corp. 3.50%, 3/22/28	512,000	486,891

Vodafone Group PLC 4.13%, 5/30/25	825,000	806,528
6.15%, 2/27/37	412,000	422,251
4.25%, 9/17/50	184,000	141,901
5.75%, 2/10/63	100,000	93,060

Total United Kingdom		17,749,598

United States – 28.1%

3M Co. 2.25%, 9/19/26	309,000	284,502
2.88%, 10/15/27	412,000	379,514
4.00%, 9/14/48	412,000	334,569

Abbott Laboratories 1.40%, 6/30/30	152,000	123,973
4.90%, 11/30/46	669,000	652,957

AbbVie, Inc. 2.60%, 11/21/24	100,000	96,535
3.80%, 3/15/25	309,000	300,957
3.60%, 5/14/25	516,000	500,468
3.20%, 5/14/26	619,000	588,849
3.20%, 11/21/29	181,000	163,251
4.55%, 3/15/35	172,000	162,769

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

4.50%, 5/14/35	$412,000	$387,774
4.05%, 11/21/39	437,000	374,998
4.25%, 11/21/49	412,000	347,271

ACCO Brands Corp. 4.25%, 3/15/29(c)	93,000	79,564

Activision Blizzard, Inc. 1.35%, 9/15/30	508,000	405,968

AdaptHealth LLC 6.13%, 8/1/28(c)	73,000	66,217

Adobe, Inc. 2.30%, 2/1/30	527,000	457,768

ADT Security Corp. 4.88%, 7/15/32(c)	362,000	314,444

Advanced Micro Devices, Inc. 4.39%, 6/1/52	100,000	87,853

Aetna, Inc. 6.63%, 6/15/36	146,000	156,829
4.13%, 11/15/42	187,000	148,884

Air Lease Corp. 5.85%, 12/15/27	100,000	100,093

Air Products & Chemicals, Inc. 1.85%, 5/15/27	437,000	393,527
2.05%, 5/15/30	13,000	10,982
2.70%, 5/15/40	412,000	300,113

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 4.63%, 1/15/27(c)	56,000	53,020
5.88%, 2/15/28(c)	413,000	401,969

Alexandria Real Estate Equities, Inc. 2.00%, 5/18/32	462,000	350,552
3.00%, 5/18/51	251,000	151,840

Allegion U.S. Holding Co., Inc. 5.41%, 7/1/32	17,000	16,565

Alliant Energy Finance LLC 4.25%, 6/15/28(c)	160,000	152,749

Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75%, 4/15/28(c)	171,000	168,654
5.88%, 11/1/29(c)	268,000	237,384

Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 Sarl 4.63%, 6/1/28(c)	250,000	211,183

Allstate Corp. 3.28%, 12/15/26	412,000	389,929

Ally Financial, Inc. 3.88%, 5/21/24	173,000	169,964
4.75%, 6/9/27	173,000	162,139
8.00%, 11/1/31	691,000	716,097

Alphabet, Inc. 1.10%, 8/15/30	228,000	182,826
1.90%, 8/15/40	1,325,000	889,671

Altria Group, Inc. 4.80%, 2/14/29	441,000	427,483
4.00%, 2/4/61	200,000	135,864

Amazon.com, Inc. 2.80%, 8/22/24	412,000	401,840

3.80%, 12/5/24	509,000	499,874
3.15%, 8/22/27	412,000	387,779
1.65%, 5/12/28	52,000	45,465
1.50%, 6/3/30	54,000	43,939
4.80%, 12/5/34	452,000	454,414

AMC Networks, Inc. 4.25%, 2/15/29	500,000	323,240

American Airlines Pass-Through Trust
4.00%, 1/15/27, Series 2013-1, Class A	116,765	109,992
3.20%, 12/15/29, Series 2016-2, Class AA	280,891	254,420
3.65%, 12/15/29, Series 2016-2, Class A	307,913	270,316
3.35%, 4/15/31, Series 2017-2, Class AA	403,105	362,323

American Axle & Manufacturing, Inc. 6.50%, 4/1/27	93,000	88,352
6.88%, 7/1/28	35,000	32,150

American Electric Power Co., Inc.
3.88%, 2/15/62, (3.875% fixed rate until 11/15/26; 5-year Constant Maturity Treasury Rate + 2.675% thereafter)(a)	1,637,000	1,325,299

American Express Co. 3.00%, 10/30/24	309,000	300,064
3.30%, 5/3/27	412,000	384,289
4.42%, 8/3/33, (4.42% fixed rate until 8/3/32; Secured Overnight Financing Rate + 1.76% thereafter)(a)	50,000	46,425

American Homes 4 Rent LP 3.63%, 4/15/32	840,000	719,872

American Honda Finance Corp. 0.75%, 8/9/24	150,000	143,360
1.20%, 7/8/25	825,000	765,014
4.70%, 1/12/28	136,000	134,379
2.25%, 1/12/29	155,000	135,100

American International Group, Inc. 4.75%, 4/1/48	169,000	149,002
5.75%, 4/1/48, Series A-9, (5.75% fixed rate until 4/1/28; Secured Overnight Financing Rate + 3.221% thereafter)(a)	423,000	402,277

American Tower Corp. 4.40%, 2/15/26	100,000	97,357
3.55%, 7/15/27	309,000	286,622

American Water Capital Corp. 3.75%, 9/1/28	176,000	167,101
2.80%, 5/1/30	186,000	161,357
3.75%, 9/1/47	100,000	77,899
4.20%, 9/1/48	100,000	82,798

AmeriGas Partners LP / AmeriGas Finance Corp. 5.50%, 5/20/25	20,000	19,641
5.75%, 5/20/27	70,000	64,811

Ameriprise Financial, Inc. 3.00%, 4/2/25	179,000	172,157

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Amgen, Inc. 2.30%, 2/25/31	$825,000	$681,310
3.15%, 2/21/40	437,000	326,216
4.40%, 5/1/45	619,000	520,616
5.75%, 3/2/63	100,000	98,812

AmWINS Group, Inc. 4.88%, 6/30/29(c)	186,000	167,201

Aon Corp. 2.80%, 5/15/30	188,000	161,535

Aon Global Ltd. 4.45%, 5/24/43	412,000	330,119

Apache Corp. 4.25%, 1/15/30	121,000	110,567
6.00%, 1/15/37	500,000	468,990
5.35%, 7/1/49	500,000	402,505

Appalachian Power Co. 4.45%, 6/1/45	309,000	253,519

Apple, Inc. 3.00%, 2/9/24	309,000	305,827
3.20%, 5/13/25	412,000	399,887
3.25%, 2/23/26	412,000	396,225
3.35%, 2/9/27	412,000	393,954
1.20%, 2/8/28	109,000	94,231
1.65%, 5/11/30	137,000	114,358
2.38%, 2/8/41	309,000	220,954
3.85%, 5/4/43	412,000	357,361
2.65%, 5/11/50	412,000	274,734

Applied Materials, Inc. 3.30%, 4/1/27	406,000	385,757

Aptim Corp. 7.75%, 6/15/25(c)	62,000	57,581

APX Group, Inc. 5.75%, 7/15/29(c)	224,000	193,267

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, 8/15/27(c)	200,000	170,262

Ares Capital Corp. 2.88%, 6/15/28	2,314,000	1,956,788

Arizona Public Service Co. 2.95%, 9/15/27	309,000	284,258
3.35%, 5/15/50	412,000	276,040

Asbury Automotive Group, Inc. 4.63%, 11/15/29(c)	63,000	55,728

Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.88%, 6/30/29(c)	380,000	346,868

Ashland, Inc. 3.38%, 9/1/31(c)	161,000	128,872

ASP Unifrax Holdings, Inc. 7.50%, 9/30/29(c)	100,000	52,126

AT&T, Inc. 1.70%, 3/25/26	894,000	815,221
2.30%, 6/1/27	412,000	369,049
2.55%, 12/1/33	1,813,000	1,384,352
4.50%, 5/15/35	327,000	290,611
3.50%, 6/1/41	825,000	605,558
3.65%, 6/1/51	412,000	282,764

3.50%, 9/15/53	2,098,000	1,382,582
3.55%, 9/15/55	255,000	166,566
3.80%, 12/1/57	509,000	343,774

AthenaHealth Group, Inc. 6.50%, 2/15/30(c)	209,000	181,790

Athene Holding Ltd. 3.95%, 5/25/51	2,000,000	1,393,220

Atlantic City Electric Co. 2.30%, 3/15/31	92,000	75,326

Atmos Energy Corp. 2.63%, 9/15/29	100,000	88,048
2.85%, 2/15/52	233,000	151,019

Autodesk, Inc. 2.40%, 12/15/31	785,000	637,444

AutoNation, Inc. 3.85%, 3/1/32	196,000	166,069

AvalonBay Communities, Inc. 3.50%, 11/15/24	175,000	171,133
3.30%, 6/1/29	182,000	164,910

Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 3.34%, 12/15/27	135,000	125,337
3.14%, 11/7/29	174,000	154,916

Ball Corp. 2.88%, 8/15/30	114,000	93,162

Bank of America Corp.
1.84%, 2/4/25, (1.843% fixed rate until 2/4/24; Secured Overnight Financing Rate + 0.67% thereafter)(a)	412,000	404,592
3.95%, 4/21/25, Series L	841,000	815,165
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month Secured Overnight Financing Rate + 1.352% thereafter)(a)	412,000	399,335
4.45%, 3/3/26	1,236,000	1,202,084
3.38%, 4/2/26, (3.384% fixed rate until 4/2/25; Secured Overnight Financing Rate + 1.33% thereafter)(a)	180,000	173,057
3.50%, 4/19/26	412,000	392,105
4.25%, 10/22/26	795,000	763,502
3.82%, 1/20/28, (3.824% fixed rate until 1/20/27; 3-month Secured Overnight Financing Rate + 1.837% thereafter)(a)	421,000	396,944
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month Secured Overnight Financing Rate + 1.302% thereafter)(a)	1,335,000	1,224,475
2.59%, 4/29/31, (2.592% fixed rate until 4/29/30; Secured Overnight Financing Rate + 2.15% thereafter)(a)	825,000	687,077
1.90%, 7/23/31, (1.898% fixed rate until 7/23/30; Secured Overnight Financing Rate + 1.53% thereafter)(a)	364,000	287,505
2.68%, 6/19/41, (2.676% fixed rate until 6/19/40; Secured Overnight Financing Rate + 1.93% thereafter)(a)	784,000	540,474

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

5.88%, 2/7/42	$251,000	$260,146
5.00%, 1/21/44	165,000	157,153
4.33%, 3/15/50, (4.33% fixed rate until 3/15/49; 3-month Secured Overnight Financing Rate + 1.782% thereafter)(a)	186,000	157,789

Bank of New York Mellon Corp.
4.41%, 7/24/26, (4.414% fixed rate until 7/24/25; Secured Overnight Financing Rate + 1.345% thereafter)(a)	173,000	169,301
2.45%, 8/17/26	100,000	92,631
1.05%, 10/15/26	166,000	146,254
3.25%, 5/16/27	309,000	290,191
3.44%, 2/7/28, (3.442% fixed rate until 2/7/27; 3-month Secured Overnight Financing Rate + 1.331% thereafter)(a)	100,000	94,217
3.00%, 10/30/28	272,000	244,620

BankUnited, Inc. 5.13%, 6/11/30	195,000	167,844

Bath & Body Works, Inc. 6.63%, 10/1/30(c)	178,000	174,319
7.60%, 7/15/37	160,000	145,571

Bausch Health Cos., Inc. 4.88%, 6/1/28(c)	88,000	52,332
6.25%, 2/15/29(c)	187,000	82,056
5.25%, 2/15/31(c)	100,000	42,493

BCPE Empire Holdings, Inc. 7.63%, 5/1/27(c)	9,000	8,552

Becton Dickinson & Co. 1.96%, 2/11/31	148,000	119,103

Berkshire Hathaway Energy Co. 4.05%, 4/15/25	130,000	127,239
6.13%, 4/1/36	412,000	431,475

Berkshire Hathaway Finance Corp. 4.40%, 5/15/42	67,000	62,068
4.20%, 8/15/48	412,000	359,149
4.25%, 1/15/49	29,000	25,542
2.85%, 10/15/50	35,000	23,528

Berkshire Hathaway, Inc. 3.13%, 3/15/26	412,000	395,199

Best Buy Co., Inc. 4.45%, 10/1/28	171,000	165,562

Biogen, Inc. 4.05%, 9/15/25	309,000	299,789

Black Knight InfoServ LLC 3.63%, 9/1/28(c)	100,000	92,368

BlackRock, Inc. 3.20%, 3/15/27	85,000	80,765
2.40%, 4/30/30	90,000	77,226
1.90%, 1/28/31	567,000	460,398

Blackstone Holdings Finance Co. LLC 6.20%, 4/22/33(c)	360,000	369,767

Blackstone Private Credit Fund 3.25%, 3/15/27	193,000	168,284
4.00%, 1/15/29	800,000	687,872

Blackstone Secured Lending Fund 2.75%, 9/16/26	197,000	174,093

Blue Owl Capital Corp. 3.75%, 7/22/25	205,000	192,282
3.40%, 7/15/26	190,000	171,200
2.88%, 6/11/28	206,000	170,935

Blue Owl Finance LLC 3.13%, 6/10/31(c)	220,000	169,668

Boeing Co. 2.20%, 2/4/26	412,000	380,288
5.04%, 5/1/27	412,000	407,575
5.15%, 5/1/30	1,027,000	1,011,071
5.71%, 5/1/40	412,000	400,847
5.93%, 5/1/60	886,000	857,099

Booking Holdings, Inc. 4.63%, 4/13/30	247,000	241,670

Booz Allen Hamilton, Inc. 3.88%, 9/1/28(c)	100,000	90,820

BorgWarner, Inc. 2.65%, 7/1/27	412,000	373,527

Boston Properties LP 2.90%, 3/15/30	208,000	169,416
3.25%, 1/30/31	98,000	79,864
2.55%, 4/1/32	572,000	429,040

BP Capital Markets America, Inc. 3.94%, 9/21/28	412,000	393,856
4.23%, 11/6/28	100,000	96,579
2.72%, 1/12/32	190,000	159,108
2.77%, 11/10/50	228,000	144,103
3.38%, 2/8/61	100,000	67,319

Brandywine Operating Partnership LP 4.10%, 10/1/24	183,000	175,856
3.95%, 11/15/27	212,000	174,819
7.55%, 3/15/28	186,000	174,868

Brighthouse Financial, Inc. 5.63%, 5/15/30	399,000	385,869

Bristol-Myers Squibb Co. 1.13%, 11/13/27	412,000	357,974
3.90%, 2/20/28	412,000	395,602
3.40%, 7/26/29	176,000	163,062
2.35%, 11/13/40	412,000	278,380
4.55%, 2/20/48	167,000	148,266

Brixmor Operating Partnership LP 4.05%, 7/1/30	1,760,000	1,593,117

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	412,000	391,491

Broadcom, Inc. 4.11%, 9/15/28	217,000	204,327
4.30%, 11/15/32	178,000	161,006
3.14%, 11/15/35(c)	1,903,000	1,452,274
4.93%, 5/15/37(c)	434,000	390,995

Brooklyn Union Gas Co. 4.27%, 3/15/48(c)	846,000	627,470

Brown & Brown, Inc. 4.20%, 9/15/24	175,000	172,009
2.38%, 3/15/31	167,000	133,575

Brown-Forman Corp. 3.50%, 4/15/25	177,000	171,897

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Burlington Northern Santa Fe LLC 3.65%, 9/1/25	$176,000	$171,142
4.55%, 9/1/44	170,000	152,448
3.30%, 9/15/51	618,000	444,379

Caesars Entertainment, Inc. 6.25%, 7/1/25(c)	171,000	169,921
7.00%, 2/15/30(c)	168,000	168,890

Capital One Financial Corp. 3.75%, 3/9/27	513,000	477,690
3.65%, 5/11/27	412,000	383,420

Carnival Corp. 7.63%, 3/1/26(c)	223,000	222,492
5.75%, 3/1/27(c)	36,000	33,916
4.00%, 8/1/28(c)	198,000	177,252
10.50%, 6/1/30(c)	36,000	38,413

Carnival Holdings Bermuda Ltd. 10.38%, 5/1/28(c)	154,000	167,706

Carrier Global Corp. 2.24%, 2/15/25	181,000	172,240

Caterpillar Financial Services Corp. 3.40%, 5/13/25	174,000	168,712

Caterpillar, Inc. 3.80%, 8/15/42	412,000	349,615
4.30%, 5/15/44	412,000	371,348

CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 3/1/30(c)	233,000	200,504
4.75%, 2/1/32(c)	316,000	262,533
4.50%, 5/1/32	207,000	168,007
4.25%, 1/15/34(c)	500,000	383,345

Celanese U.S. Holdings LLC 6.17%, 7/15/27	167,000	167,240
6.33%, 7/15/29	100,000	99,440

Cencora, Inc. 2.80%, 5/15/30	581,000	501,438

Centene Corp. 4.63%, 12/15/29	403,000	370,816

CenterPoint Energy Houston Electric LLC 3.00%, 2/1/27, Series AA	309,000	288,662
3.35%, 4/1/51, Series AF	309,000	221,219

CenterPoint Energy Resources Corp. 4.40%, 7/1/32	100,000	93,496

Central Garden & Pet Co. 4.13%, 10/15/30	201,000	173,099

Central Parent, Inc. / CDK Global, Inc. 7.25%, 6/15/29(c)	171,000	169,030

CF Industries, Inc. 5.38%, 3/15/44	177,000	157,404

Charles Schwab Corp. 3.20%, 3/2/27	184,000	170,491
3.20%, 1/25/28	412,000	375,793
4.63%, 3/22/30	221,000	214,843

Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 7/23/25	619,000	608,322

5.38%, 4/1/38	250,000	211,770
6.48%, 10/23/45	412,000	378,941
5.38%, 5/1/47	619,000	494,853
5.75%, 4/1/48	200,000	168,728
3.85%, 4/1/61	200,000	119,672

Chemours Co. 5.75%, 11/15/28(c)	205,000	184,301
4.63%, 11/15/29(c)	510,000	424,442

Chevron USA, Inc. 1.02%, 8/12/27	100,000	86,876
3.25%, 10/15/29	179,000	164,179

Choice Hotels International, Inc. 3.70%, 12/1/29	100,000	88,465

CHS / Community Health Systems, Inc. 8.00%, 12/15/27(c)	22,000	21,187
6.00%, 1/15/29(c)	92,000	77,478

Chubb Corp. 6.00%, 5/11/37	412,000	438,904

Churchill Downs, Inc. 4.75%, 1/15/28(c)	100,000	92,354

Ciena Corp. 4.00%, 1/31/30(c)	204,000	176,085

Cigna Group 3.50%, 6/15/24	173,000	170,126
3.25%, 4/15/25	309,000	297,811
5.69%, 3/15/26	422,000	422,097
4.80%, 8/15/38	312,000	287,414

Cinemark USA, Inc. 5.25%, 7/15/28(c)	348,000	309,556

Cisco Systems, Inc. 5.50%, 1/15/40	619,000	642,900

Citigroup, Inc. 4.00%, 8/5/24	289,000	283,847
3.70%, 1/12/26	175,000	167,869
2.01%, 1/25/26, (2.014% fixed rate until 1/25/25; Secured Overnight Financing Rate + 0.694% thereafter)(a)	553,000	523,398
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(a)	194,000	185,712
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month Secured Overnight Financing Rate + 1.825% thereafter)(a)	619,000	585,029
4.13%, 7/25/28	872,000	813,890
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month Secured Overnight Financing Rate + 1.60% thereafter)(a)	684,000	630,053
2.57%, 6/3/31, (2.572% fixed rate until 6/3/30; Secured Overnight Financing Rate + 2.107% thereafter)(a)	828,000	684,143
2.56%, 5/1/32, (2.561% fixed rate until 5/1/31; Secured Overnight Financing Rate + 1.167% thereafter)(a)	237,000	190,927
3.06%, 1/25/33, (3.057% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.351% thereafter)(a)	195,000	160,848

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

5.88%, 2/22/33	$160,000	$159,747
3.79%, 3/17/33, (3.785% fixed rate until 3/17/32; Secured Overnight Financing Rate + 1.939% thereafter)(a)	185,000	161,044
3.88%, 1/24/39, (3.878% fixed rate until 1/24/38; 3-month Secured Overnight Financing Rate + 1.43% thereafter)(a)	382,000	313,993
8.13%, 7/15/39	254,000	316,984
5.88%, 1/30/42	151,000	153,653
5.30%, 5/6/44	327,000	298,777

Citizens Financial Group, Inc. 3.25%, 4/30/30	350,000	292,996

Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/27(c)	58,000	52,063

Clorox Co. 1.80%, 5/15/30	151,000	122,787

Cloud Software Group, Inc. 6.50%, 3/31/29(c)	203,000	181,825

CME Group, Inc. 2.65%, 3/15/32	113,000	94,851
5.30%, 9/15/43	153,000	155,194

Coca-Cola Co. 2.90%, 5/25/27	412,000	387,515
1.65%, 6/1/30	158,000	130,268
2.00%, 3/5/31	619,000	514,971
2.50%, 3/15/51	373,000	241,495

Colgate-Palmolive Co. 4.60%, 3/1/33	100,000	100,169

Comcast Corp. 1.95%, 1/15/31	977,000	790,950
4.25%, 1/15/33	309,000	290,231
4.20%, 8/15/34	309,000	282,466
3.75%, 4/1/40	412,000	339,241
3.97%, 11/1/47	299,000	240,064
2.89%, 11/1/51	408,000	261,561
2.94%, 11/1/56	1,476,000	918,972

Conagra Brands, Inc. 4.60%, 11/1/25	233,000	228,165

Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/1/29(c)	216,000	178,349

ConocoPhillips 6.50%, 2/1/39	100,000	111,593
4.30%, 11/15/44	145,000	124,516
4.03%, 3/15/62	815,000	626,572

Constellation Insurance, Inc. 6.63%, 5/1/31(c)	163,000	147,614

Constellation Merger Sub, Inc. 8.50%, 9/15/25(c)	240,000	204,259

Corporate Office Properties LP 2.90%, 12/1/33	163,000	118,025

Costco Wholesale Corp. 2.75%, 5/18/24	176,000	172,642

CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50%, 6/15/31(c)	324,000	296,000

Credit Acceptance Corp. 6.63%, 3/15/26	40,000	38,948

CRH America, Inc. 3.88%, 5/18/25(c)	711,000	689,094

Crown Americas LLC 5.25%, 4/1/30	177,000	167,168

Crown Castle, Inc. 3.10%, 11/15/29	100,000	87,159
2.10%, 4/1/31	146,000	115,179

CrownRock LP / CrownRock Finance, Inc. 5.63%, 10/15/25(c)	176,000	173,334

CSC Holdings LLC 5.75%, 1/15/30(c)	200,000	110,906
5.00%, 11/15/31(c)	200,000	107,734

CSX Corp. 3.25%, 6/1/27	176,000	165,709
3.80%, 3/1/28	173,000	164,776
4.40%, 3/1/43	412,000	354,242

CubeSmart LP 2.25%, 12/15/28	111,000	94,248

Curo Group Holdings Corp. 7.50%, 8/1/28(c)	300,000	73,740

Cushman & Wakefield U.S. Borrower LLC 6.75%, 5/15/28(c)	32,000	30,507

CVR Partners LP / CVR Nitrogen Finance Corp. 6.13%, 6/15/28(c)	233,000	209,390

CVS Health Corp. 1.30%, 8/21/27	100,000	86,126
4.30%, 3/25/28	137,000	131,750
4.78%, 3/25/38	679,000	609,043
2.70%, 8/21/40	619,000	415,380
5.30%, 12/5/43	163,000	149,489
5.13%, 7/20/45	412,000	367,401
5.05%, 3/25/48	997,000	876,283

Dana, Inc. 4.25%, 9/1/30	326,000	270,407
4.50%, 2/15/32	425,000	343,812

Dealer Tire LLC / DT Issuer LLC 8.00%, 2/1/28(c)	74,000	69,770

Dell International LLC / EMC Corp. 6.02%, 6/15/26	839,000	848,053

Delta Air Lines, Inc. 3.75%, 10/28/29	270,000	240,640

Devon Energy Corp. 5.60%, 7/15/41	166,000	154,337
4.75%, 5/15/42	181,000	151,340

Digital Realty Trust LP 3.70%, 8/15/27	182,000	169,852
3.60%, 7/1/29	335,000	301,949

Discovery Communications LLC 3.63%, 5/15/30	95,000	83,459
5.20%, 9/20/47	197,000	159,696

DISH DBS Corp. 5.75%, 12/1/28(c)	173,000	134,838

Dominion Energy South Carolina, Inc. 4.60%, 6/15/43	172,000	151,996

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Dominion Energy, Inc. 3.07%, 8/15/24(a)	$178,000	$173,043
3.30%, 3/15/25, Series A	179,000	172,912
1.45%, 4/15/26, Series A	409,000	369,098
3.30%, 4/15/41, Series B	309,000	223,231

Dow Chemical Co. 2.10%, 11/15/30	199,000	162,541
3.60%, 11/15/50	309,000	221,071

DTE Energy Co. 1.05%, 6/1/25, Series F	877,000	808,778

Duke Energy Carolinas LLC 2.55%, 4/15/31	61,000	51,746
3.45%, 4/15/51	309,000	218,349

Duke Energy Corp. 2.45%, 6/1/30	175,000	145,730
4.50%, 8/15/32	100,000	92,990
3.50%, 6/15/51	855,000	589,018

Duke Energy Florida LLC 3.80%, 7/15/28	412,000	392,694
6.40%, 6/15/38	141,000	151,861

Duke Energy Progress LLC 4.20%, 8/15/45	309,000	250,160

DuPont de Nemours, Inc. 5.42%, 11/15/48	412,000	399,418

Eastern Energy Gas Holdings LLC 2.50%, 11/15/24, Series A	133,000	128,054

Eaton Corp. 4.15%, 11/2/42	179,000	155,728

eBay, Inc. 2.70%, 3/11/30	372,000	317,487
4.00%, 7/15/42	120,000	94,016

Eco Material Technologies, Inc. 7.88%, 1/31/27(c)	3,000	2,940

Ecolab, Inc. 2.70%, 11/1/26	178,000	166,736
3.25%, 12/1/27	100,000	93,860
4.80%, 3/24/30	405,000	402,720

El Paso Electric Co. 5.00%, 12/1/44	174,000	150,616

Elevance Health, Inc. 2.38%, 1/15/25	179,000	171,217
1.50%, 3/15/26	309,000	280,757
3.65%, 12/1/27	586,000	552,498
4.10%, 3/1/28	309,000	296,022
2.55%, 3/15/31	57,000	47,721

Eli Lilly & Co. 2.25%, 5/15/50	1,547,000	956,386

Emerson Electric Co. 2.00%, 12/21/28	190,000	165,237
1.95%, 10/15/30	570,000	469,743

Encino Acquisition Partners Holdings LLC 8.50%, 5/1/28(c)	269,000	255,187

Energizer Holdings, Inc. 4.38%, 3/31/29(c)	248,000	212,670

Energy Transfer LP 2.90%, 5/15/25	100,000	95,102

4.75%, 1/15/26	172,000	168,489
6.50%, 2/1/42	746,000	743,374
6.13%, 12/15/45	330,000	310,164

EnLink Midstream Partners LP 5.05%, 4/1/45	500,000	399,230
5.45%, 6/1/47	500,000	413,950

Entegris Escrow Corp. 4.75%, 4/15/29(c)	180,000	167,650

Entergy Corp. 2.95%, 9/1/26	200,000	185,894
2.80%, 6/15/30	165,000	139,291

Entergy Louisiana LLC 0.95%, 10/1/24	183,000	173,797
4.20%, 9/1/48	100,000	80,422

Enterprise Products Operating LLC 4.85%, 3/15/44	454,000	406,008
4.90%, 5/15/46	722,000	641,504
3.20%, 2/15/52	412,000	278,825
3.95%, 1/31/60	199,000	147,397
5.38%, 2/15/78, (5.375% fixed rate until 2/15/28; 3-month Secured Overnight Financing Rate + 2.832% thereafter)(a)	130,000	108,308

EOG Resources, Inc. 4.38%, 4/15/30	100,000	97,211

EPR Properties 3.60%, 11/15/31	211,000	162,116

EQM Midstream Partners LP 4.50%, 1/15/29(c)	360,000	327,287

EQT Corp. 7.00%, 2/1/30	1,662,000	1,745,100

Equifax, Inc. 2.35%, 9/15/31	100,000	78,509

Equinix, Inc. 3.20%, 11/18/29	186,000	163,208
2.50%, 5/15/31	201,000	163,065

Equitable Holdings, Inc. 5.00%, 4/20/48	1,377,000	1,163,166

ERP Operating LP 3.00%, 7/1/29	150,000	133,478
4.50%, 7/1/44	179,000	151,867

Essential Utilities, Inc. 2.70%, 4/15/30	155,000	130,479
3.35%, 4/15/50	100,000	66,744
5.30%, 5/1/52	161,000	146,154

Essex Portfolio LP 2.65%, 3/15/32	1,053,000	839,410

Evergy Kansas Central, Inc. 4.13%, 3/1/42	412,000	336,620
4.25%, 12/1/45	185,000	150,975

Eversource Energy 2.90%, 10/1/24, Series L	179,000	173,766

Exelon Corp. 3.35%, 3/15/32	86,000	74,034
4.95%, 6/15/35	412,000	385,648
5.10%, 6/15/45	309,000	281,870
4.45%, 4/15/46	81,000	66,968

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Expedia Group, Inc. 3.25%, 2/15/30	$488,000	$425,526

Extra Space Storage LP 2.40%, 10/15/31	422,000	331,688

Exxon Mobil Corp. 3.48%, 3/19/30	176,000	162,951
3.45%, 4/15/51	198,000	147,419

Federal Realty OP LP 3.50%, 6/1/30	312,000	273,087

FedEx Corp. 3.40%, 2/15/28	412,000	384,256
4.25%, 5/15/30	170,000	161,340
2.40%, 5/15/31	56,000	46,275
3.25%, 5/15/41	200,000	145,834
4.05%, 2/15/48	196,000	153,088
5.25%, 5/15/50	160,000	148,944

Fidelity National Information Services, Inc. 2.25%, 3/1/31	1,021,000	824,070

Fifth Third Bancorp 8.25%, 3/1/38	200,000	226,042

First American Financial Corp. 4.00%, 5/15/30	183,000	159,490

First Citizens BancShares, Inc.
3.38%, 3/15/30, (3.375% fixed rate until 3/15/25; 3-month Secured Overnight Financing Rate + 2.465% thereafter)(a)	121,000	111,532

First Student Bidco, Inc. / First Transit Parent, Inc. 4.00%, 7/31/29(c)	410,000	350,825

Fiserv, Inc. 2.25%, 6/1/27	412,000	369,725
2.65%, 6/1/30	576,000	485,021

Flex Ltd. 4.75%, 6/15/25	100,000	98,072

Florida Power & Light Co. 5.05%, 4/1/28	100,000	100,571
2.45%, 2/3/32	100,000	82,958
4.05%, 6/1/42	589,000	497,970
3.80%, 12/15/42	309,000	252,524
3.15%, 10/1/49	210,000	146,880
5.30%, 4/1/53	100,000	99,248

Ford Motor Co. 4.75%, 1/15/43	500,000	374,980

Ford Motor Credit Co. LLC 5.13%, 6/16/25	377,000	367,971
6.95%, 3/6/26	283,000	283,962
4.95%, 5/28/27	500,000	469,440
4.13%, 8/17/27	500,000	454,360

Fox Corp. 4.71%, 1/25/29	171,000	164,974
5.58%, 1/25/49	170,000	151,791

Franklin Resources, Inc. 1.60%, 10/30/30	36,000	28,250

Freeport-McMoRan, Inc. 5.45%, 3/15/43	1,034,000	928,470

Fresenius Medical Care U.S. Finance III, Inc. 3.00%, 12/1/31(c)	211,000	163,926

Frontier Communications Holdings LLC 6.75%, 5/1/29(c)	105,000	81,468

Gap, Inc. 3.63%, 10/1/29(c)	256,000	195,438
3.88%, 10/1/31(c)	333,000	241,735

GATX Corp. 1.90%, 6/1/31	120,000	91,363

GCI LLC 4.75%, 10/15/28(c)	128,000	111,405

GE HealthCare Technologies, Inc. 5.55%, 11/15/24	169,000	168,596
5.86%, 3/15/30	159,000	161,730
5.91%, 11/22/32	100,000	102,616

General Dynamics Corp. 4.25%, 4/1/40	174,000	155,570

General Mills, Inc. 5.24%, 11/18/25	170,000	169,320
3.00%, 2/1/51	237,000	159,861

General Motors Co. 6.60%, 4/1/36	309,000	311,355
6.25%, 10/2/43	1,455,000	1,369,606

General Motors Financial Co., Inc. 5.25%, 3/1/26	412,000	406,133
3.60%, 6/21/30	2,790,000	2,397,503

Genesis Energy LP / Genesis Energy Finance Corp. 7.75%, 2/1/28	45,000	43,809

Genuine Parts Co. 1.75%, 2/1/25	100,000	94,554

Genworth Holdings, Inc. 6.50%, 6/15/34	312,000	268,988

Georgia-Pacific LLC 3.60%, 3/1/25(c)	177,000	171,886
0.95%, 5/15/26(c)	219,000	194,873

Gilead Sciences, Inc. 3.50%, 2/1/25	309,000	300,830
3.65%, 3/1/26	339,000	326,169
4.75%, 3/1/46	329,000	300,900

Global Payments, Inc. 4.45%, 6/1/28	100,000	94,408

GLP Capital LP / GLP Financing II, Inc. 5.30%, 1/15/29	632,000	597,752

Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25%, 12/1/27(c)	175,000	167,675
3.50%, 3/1/29(c)	197,000	169,517

Goldman Sachs Group, Inc. 3.85%, 7/8/24	412,000	405,111
3.50%, 1/23/25	430,000	416,726
1.76%, 1/24/25, (1.757% fixed rate until 1/24/24; Secured Overnight Financing Rate + 0.73% thereafter)(a)	412,000	404,460
4.25%, 10/21/25	176,000	170,808

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

1.43%, 3/9/27, (1.431% fixed rate until 3/9/26; Secured Overnight Financing Rate + 0.798% thereafter)(a)	$722,000	$647,518
2.64%, 2/24/28, (2.64% fixed rate until 2/24/27; Secured Overnight Financing Rate + 1.114% thereafter)(a)	755,000	683,502
2.60%, 2/7/30	194,000	163,897
6.45%, 5/1/36	150,000	156,204
6.75%, 10/1/37	1,625,000	1,724,060

Goodyear Tire & Rubber Co. 5.63%, 4/30/33	497,000	426,699

Grand Canyon University 5.13%, 10/1/28	39,000	35,283

Graphic Packaging International LLC 3.50%, 3/15/28(c)	68,000	60,909

Gray Television, Inc. 5.88%, 7/15/26(c)	114,000	104,205

H&E Equipment Services, Inc. 3.88%, 12/15/28(c)	100,000	87,513

HCA, Inc. 5.25%, 4/15/25	173,000	171,549
5.88%, 2/15/26	128,000	128,224
5.63%, 9/1/28	166,000	165,774
3.50%, 9/1/30	173,000	151,157

Healthcare Realty Holdings LP 2.00%, 3/15/31	328,000	252,954

Healthpeak OP LLC 3.00%, 1/15/30	973,000	843,581

Hershey Co. 2.30%, 8/15/26	309,000	289,292

Hewlett Packard Enterprise Co. 1.45%, 4/1/24	412,000	401,655
6.35%, 10/15/45	156,000	160,112

Highwoods Realty LP 4.13%, 3/15/28	194,000	174,713

Hilton Domestic Operating Co., Inc. 3.63%, 2/15/32(c)	460,000	382,886

Home Depot, Inc. 2.70%, 4/15/30	176,000	154,716
1.88%, 9/15/31	18,000	14,486
5.88%, 12/16/36	1,050,000	1,127,091
3.30%, 4/15/40	640,000	505,926
3.13%, 12/15/49	8,000	5,618
3.63%, 4/15/52	7,000	5,339

Honeywell International, Inc. 2.30%, 8/15/24	74,000	71,881
3.81%, 11/21/47	1,072,000	873,380

HP, Inc. 2.20%, 6/17/25	412,000	388,388
4.75%, 1/15/28	100,000	97,444
4.00%, 4/15/29	179,000	167,168

Hudson Pacific Properties LP 5.95%, 2/15/28	208,000	176,016

Humana, Inc. 3.85%, 10/1/24	722,000	707,538
5.70%, 3/13/26	172,000	172,103
5.88%, 3/1/33	155,000	160,509

Huntington Bancshares, Inc. 2.63%, 8/6/24	182,000	175,808

Huntington National Bank 3.55%, 10/6/23	412,000	411,102

Hyatt Hotels Corp. 5.75%, 4/23/30	158,000	158,442

Icahn Enterprises LP / Icahn Enterprises Finance Corp. 4.38%, 2/1/29	145,000	114,955

Illinois Tool Works, Inc. 2.65%, 11/15/26	178,000	166,733

Imola Merger Corp. 4.75%, 5/15/29(c)	400,000	355,944

Ingevity Corp. 3.88%, 11/1/28(c)	29,000	24,666

Intel Corp. 3.70%, 7/29/25	726,000	705,520
3.15%, 5/11/27	412,000	386,015
2.45%, 11/15/29	168,000	145,948
5.13%, 2/10/30	164,000	164,356
5.63%, 2/10/43	157,000	156,692

Intercontinental Exchange, Inc. 1.85%, 9/15/32	412,000	314,101
4.60%, 3/15/33	87,000	83,179
2.65%, 9/15/40	220,000	153,648
4.95%, 6/15/52	110,000	102,847
3.00%, 9/15/60	232,000	144,668

International Business Machines Corp. 3.45%, 2/19/26	412,000	395,252
1.95%, 5/15/30	980,000	808,392
2.85%, 5/15/40	412,000	293,546

International Flavors & Fragrances, Inc. 1.83%, 10/15/27(c)	116,000	97,568
5.00%, 9/26/48	188,000	149,637

International Paper Co. 4.35%, 8/15/48	898,000	740,069

Invitation Homes Operating Partnership LP 4.15%, 4/15/32	777,000	692,043

IPALCO Enterprises, Inc. 4.25%, 5/1/30	2,076,000	1,870,891

Iron Mountain, Inc. 5.25%, 7/15/30(c)	135,000	121,979

ITC Holdings Corp. 3.65%, 6/15/24	139,000	136,634
3.35%, 11/15/27	382,000	355,069

Jacobs Engineering Group, Inc. 5.90%, 3/1/33	100,000	98,971

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.63%, 1/15/32	275,000	225,924
5.75%, 4/1/33	1,160,000	1,112,475

Jefferies Financial Group, Inc. 4.15%, 1/23/30	180,000	162,383
2.63%, 10/15/31	100,000	78,075
6.25%, 1/15/36	100,000	101,304

John Deere Capital Corp. 2.80%, 9/8/27	412,000	381,755

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

4.15%, 9/15/27	$171,000	$166,983
4.75%, 1/20/28	165,000	164,429
3.45%, 3/7/29	412,000	384,009

Johnson & Johnson 2.45%, 3/1/26	412,000	389,002
2.90%, 1/15/28	412,000	386,279
3.63%, 3/3/37	412,000	364,954

JPMorgan Chase & Co. 3.13%, 1/23/25	309,000	299,069
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month Secured Overnight Financing Rate + 1.417% thereafter)(a)	309,000	304,791
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(a)	145,000	136,451
4.13%, 12/15/26	548,000	527,477
4.25%, 10/1/27	458,000	443,179
3.63%, 12/1/27	139,000	130,752
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month Secured Overnight Financing Rate + 1.599% thereafter)(a)	813,000	768,261
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month Secured Overnight Financing Rate + 1.642% thereafter)(a)	309,000	288,665
2.18%, 6/1/28, (2.182% fixed rate until 6/1/27; Secured Overnight Financing Rate + 1.89% thereafter)(a)	412,000	366,132
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month Secured Overnight Financing Rate + 1.207% thereafter)(a)	412,000	379,971
2.74%, 10/15/30, (2.739% fixed rate until 10/15/29; 3-month Secured Overnight Financing Rate + 1.51% thereafter)(a)	509,000	436,432
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; 3-month Secured Overnight Financing Rate + 2.515% thereafter)(a)	570,000	484,551
1.76%, 11/19/31, (1.764% fixed rate until 11/19/30; 3-month Secured Overnight Financing Rate + 1.105% thereafter)(a)	428,000	335,115
3.88%, 7/24/38, (3.882% fixed rate until 7/24/37; 3-month Secured Overnight Financing Rate + 1.622% thereafter)(a)	309,000	260,879
5.50%, 10/15/40	980,000	986,978
5.60%, 7/15/41	119,000	120,635
2.53%, 11/19/41, (2.525% fixed rate until 11/19/40; 3-month Secured Overnight Financing Rate + 1.51% thereafter)(a)	619,000	417,602
5.63%, 8/16/43	141,000	140,525
4.95%, 6/1/45	188,000	172,503
3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month Secured Overnight Financing Rate + 1.482% thereafter)(a)	150,000	117,888

3.33%, 4/22/52, (3.328% fixed rate until 4/22/51; Secured Overnight Financing Rate + 1.58% thereafter)(a)	492,000	346,466

Kaiser Aluminum Corp. 4.63%, 3/1/28(c)	89,000	78,874

Kellogg Co. 2.10%, 6/1/30	146,000	119,577

Kemper Corp. 2.40%, 9/30/30	208,000	160,050

Kentucky Utilities Co. 5.13%, 11/1/40	1,031,000	968,717
3.30%, 6/1/50	412,000	284,424

KeyCorp 4.15%, 10/29/25	177,000	167,646
2.25%, 4/6/27	100,000	85,977
4.10%, 4/30/28	178,000	160,054
2.55%, 10/1/29	100,000	79,191
4.79%, 6/1/33, (4.789% fixed rate until 6/1/32; Secured Overnight Financing Index + 2.06% thereafter)(a)	338,000	291,674

Kilroy Realty LP 4.75%, 12/15/28	189,000	170,796

Kimco Realty OP LLC 2.70%, 10/1/30	358,000	295,572

Kinder Morgan Energy Partners LP 4.25%, 9/1/24	175,000	172,270
6.95%, 1/15/38	546,000	585,399

Kinder Morgan, Inc. 4.30%, 6/1/25	173,000	169,187
2.00%, 2/15/31	309,000	242,964
7.75%, 1/15/32	142,000	158,872

Kinetik Holdings LP 5.88%, 6/15/30(c)	175,000	169,650

KLA Corp. 5.25%, 7/15/62	153,000	148,714

Kohl’s Corp. 5.55%, 7/17/45	500,000	317,430

Kraft Heinz Foods Co. 6.75%, 3/15/32	500,000	544,465
5.50%, 6/1/50	377,000	364,344

Kroger Co. 2.65%, 10/15/26	412,000	381,298
7.50%, 4/1/31	338,000	379,932

Kyndryl Holdings, Inc. 3.15%, 10/15/31	219,000	170,364

L3Harris Technologies, Inc. 4.40%, 6/15/28	170,000	163,520

Lam Research Corp. 4.00%, 3/15/29	309,000	296,510

Lazard Group LLC 4.50%, 9/19/28	176,000	167,328

LCPR Senior Secured Financing DAC 5.13%, 7/15/29(c)	283,000	239,115

Lennar Corp. 4.75%, 11/29/27	422,000	409,218

Level 3 Financing, Inc. 10.50%, 5/15/30(c)	151,000	153,715

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Liberty Interactive LLC 8.50%, 7/15/29	$277,000	$109,127
8.25%, 2/1/30	500,000	194,925

Lincoln National Corp. 3.35%, 3/9/25	75,000	72,016
3.63%, 12/12/26	309,000	289,626
3.80%, 3/1/28	412,000	378,319
7.00%, 6/15/40	61,000	64,276

Lockheed Martin Corp. 3.55%, 1/15/26	368,000	356,261
3.60%, 3/1/35	516,000	454,983
2.80%, 6/15/50	619,000	418,023

Lowe’s Cos., Inc. 3.10%, 5/3/27	412,000	383,856
2.63%, 4/1/31	309,000	259,143
5.63%, 4/15/53	160,000	155,635
5.75%, 7/1/53	100,000	98,973
5.80%, 9/15/62	100,000	96,879
5.85%, 4/1/63	100,000	97,715

LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 2/15/26(c)	120,000	109,582

LYB International Finance III LLC 1.25%, 10/1/25	405,000	369,635
3.38%, 10/1/40	309,000	222,146
4.20%, 10/15/49	207,000	154,521
4.20%, 5/1/50	202,000	150,046

M&T Bank Corp.
5.05%, 1/27/34, (5.053% fixed rate until 1/27/33; Secured Overnight Financing Rate + 1.85% thereafter)(a)	177,000	161,205

Macy’s Retail Holdings LLC 6.70%, 7/15/34(c)	262,000	216,577
4.50%, 12/15/34	365,000	260,479
6.38%, 3/15/37	306,000	237,857

Magellan Midstream Partners LP 4.20%, 12/1/42	619,000	456,017
4.20%, 10/3/47	175,000	130,232

Marathon Petroleum Corp. 4.70%, 5/1/25	100,000	98,303
6.50%, 3/1/41	192,000	196,593

Marriott International, Inc. 4.63%, 6/15/30, Series FF	888,000	841,753
2.75%, 10/15/33, Series II	100,000	78,244

Marsh & McLennan Cos., Inc. 2.25%, 11/15/30	169,000	139,722
4.90%, 3/15/49	100,000	91,943

Martin Marietta Materials, Inc. 4.25%, 7/2/24	174,000	171,867

Masco Corp. 2.00%, 2/15/31	150,000	118,578

Masonite International Corp. 3.50%, 2/15/30(c)	315,000	264,052

Massachusetts Institute of Technology 3.96%, 7/1/38	100,000	89,657
5.60%, 7/1/2111	100,000	107,863

Massachusetts Mutual Life Insurance Co.
5.08%, 2/15/69, (5.077% fixed rate until 2/15/49; Secured Overnight Financing Rate + 3.544% thereafter)(a)(c)	362,000	322,307

Mastercard, Inc. 3.50%, 2/26/28	412,000	391,960
4.88%, 3/9/28	664,000	666,802

Match Group Holdings II LLC 4.63%, 6/1/28(c)	69,000	63,709
5.63%, 2/15/29(c)	26,000	24,656

Mattel, Inc. 5.88%, 12/15/27(c)	172,000	168,782

McAfee Corp. 7.38%, 2/15/30(c)	130,000	113,840

McDonald’s Corp. 4.88%, 12/9/45	2,060,000	1,904,429

McGraw-Hill Education, Inc. 5.75%, 8/1/28(c)	85,000	76,025

McKesson Corp. 0.90%, 12/3/25	412,000	373,239

Medline Borrower LP 3.88%, 4/1/29(c)	197,000	171,776

Medtronic, Inc. 4.38%, 3/15/35	295,000	279,250

Memorial Sloan-Kettering Cancer Center 5.00%, 7/1/42	154,000	148,345

Merck & Co., Inc. 0.75%, 2/24/26	412,000	373,074
1.45%, 6/24/30	151,000	121,895
3.90%, 3/7/39	412,000	360,941
4.15%, 5/18/43	412,000	365,320

Meta Platforms, Inc. 3.85%, 8/15/32	177,000	162,569
4.45%, 8/15/52	248,000	210,574
4.65%, 8/15/62	100,000	85,110

Metis Merger Sub LLC 6.50%, 5/15/29(c)	239,000	207,528

MetLife, Inc. 4.55%, 3/23/30	168,000	163,414
5.70%, 6/15/35	154,000	157,756
4.05%, 3/1/45	189,000	154,827
5.00%, 7/15/52	560,000	511,258

Metropolitan Life Global Funding I 2.80%, 3/21/25(c)	180,000	172,228
3.45%, 12/18/26(c)	309,000	291,792

Michaels Cos., Inc. 7.88%, 5/1/29(c)	248,000	171,817

Microchip Technology, Inc. 0.98%, 9/1/24	184,000	175,197
4.25%, 9/1/25	175,000	170,259

Micron Technology, Inc. 4.98%, 2/6/26	171,000	168,589
4.19%, 2/15/27	175,000	166,782
4.66%, 2/15/30	197,000	184,711
2.70%, 4/15/32	200,000	157,774

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

5.88%, 2/9/33	$100,000	$99,066
3.48%, 11/1/51	294,000	190,735

Microsoft Corp. 3.63%, 12/15/23	309,000	307,520
2.40%, 8/8/26	412,000	386,378
3.30%, 2/6/27	619,000	595,032
2.53%, 6/1/50	852,000	564,092
2.92%, 3/17/52	220,000	156,101

Mid-America Apartments LP 1.70%, 2/15/31	412,000	325,035

Mississippi Power Co. 4.25%, 3/15/42, Series 12-A	825,000	675,708

Mohegan Tribal Gaming Authority 8.00%, 2/1/26(c)	79,000	73,481

Molson Coors Beverage Co. 3.00%, 7/15/26	852,000	798,656

Moody’s Corp. 2.00%, 8/19/31	611,000	492,118
3.75%, 2/25/52	169,000	129,327

Morgan Stanley 4.00%, 7/23/25	309,000	299,965
1.16%, 10/21/25, (1.164% fixed rate until 10/21/24; Secured Overnight Financing Rate + 0.56% thereafter)(a)	186,000	175,478
5.00%, 11/24/25	412,000	405,771
4.35%, 9/8/26	533,000	513,396
6.14%, 10/16/26, (6.138% fixed rate until 10/16/25; Secured Overnight Financing Rate + 1.77% thereafter)(a)	168,000	169,201
3.63%, 1/20/27	309,000	292,061
5.05%, 1/28/27, (5.05% fixed rate until 1/28/26; Secured Overnight Financing Rate + 1.295% thereafter)(a)	100,000	98,976
3.95%, 4/23/27	309,000	291,529
1.59%, 5/4/27, (1.593% fixed rate until 5/4/26; Secured Overnight Financing Rate + 0.879% thereafter)(a)	516,000	462,960
4.21%, 4/20/28, (4.21% fixed rate until 4/20/27; Secured Overnight Financing Rate + 1.61% thereafter)(a)	176,000	168,274
3.59%, 7/22/28	901,000	833,830
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month Secured Overnight Financing Rate + 1.402% thereafter)(a)	753,000	698,814
4.89%, 7/20/33, (4.889% fixed rate until 7/20/32; Secured Overnight Financing Rate + 2.076% thereafter)(a)	451,000	427,494
2.48%, 9/16/36, (2.484% fixed rate until 9/16/31; Secured Overnight Financing Rate + 1.36% thereafter)(a)	1,455,000	1,098,147

Moss Creek Resources Holdings, Inc. 10.50%, 5/15/27(c)	14,000	13,902

MPH Acquisition Holdings LLC 5.75%, 11/1/28(c)	197,000	147,898

MPLX LP 4.88%, 12/1/24	412,000	406,866
4.00%, 3/15/28	412,000	387,078

MPT Operating Partnership LP / MPT Finance Corp. 5.25%, 8/1/26	120,000	102,260

MSCI, Inc. 3.63%, 11/1/31(c)	170,000	144,422

Nasdaq, Inc. 1.65%, 1/15/31	85,000	66,579

National Fuel Gas Co. 5.20%, 7/15/25	412,000	405,478

National Grid USA 5.80%, 4/1/35	1,025,000	1,011,050

National Rural Utilities Cooperative Finance Corp. 4.80%, 3/15/28	168,000	166,291
5.80%, 1/15/33	154,000	159,096
5.25%, 4/20/46, (5.25% fixed rate until 4/20/26; Secured Overnight Financing Rate + 3.983% thereafter)(a)	412,000	391,969

Navient Corp. 4.88%, 3/15/28	146,000	127,404

NCL Corp. Ltd. 5.88%, 3/15/26(c)	159,000	150,001

NCR Corp. 5.00%, 10/1/28(c)	339,000	311,877
5.13%, 4/15/29(c)	44,000	40,220
5.25%, 10/1/30(c)	386,000	347,211

Nestle Holdings, Inc. 4.13%, 10/1/27(c)	171,000	166,142
4.85%, 3/14/33(c)	159,000	159,398

New Fortress Energy, Inc. 6.50%, 9/30/26(c)	186,000	173,060

New York & Presbyterian Hospital 3.95%, 8/1/2119, Series 2019	110,000	78,005

New York Life Global Funding 4.85%, 1/9/28(c)	100,000	99,048
4.55%, 1/28/33(c)	98,000	92,952

New York State Electric & Gas Corp. 3.30%, 9/15/49(c)	197,000	129,967

Newell Brands, Inc. 6.63%, 9/15/29	170,000	168,633
6.00%, 4/1/46	500,000	406,195

Newmont Corp. 2.25%, 10/1/30	861,000	700,286

Nexstar Media, Inc. 5.63%, 7/15/27(c)	180,000	169,308

NextEra Energy Capital Holdings, Inc. 5.11%, 9/29/57(c)	500,000	499,470

NFP Corp. 6.88%, 8/15/28(c)	200,000	176,390

Niagara Mohawk Power Corp. 5.78%, 9/16/52(c)	185,000	182,366

NIKE, Inc. 3.25%, 3/27/40	100,000	80,768
3.63%, 5/1/43	183,000	152,602

NiSource, Inc. 0.95%, 8/15/25	100,000	91,690
3.60%, 5/1/30	179,000	160,533

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Nissan Motor Acceptance Co. LLC 1.85%, 9/16/26(c)	$100,000	$86,801

NNN REIT, Inc. 4.30%, 10/15/28	351,000	329,915

Nordstrom, Inc. 4.25%, 8/1/31	241,000	181,656

Norfolk Southern Corp. 4.45%, 3/1/33	169,000	160,447
3.95%, 10/1/42	412,000	331,536

Northern Natural Gas Co. 4.30%, 1/15/49(c)	136,000	107,164

Northern Trust Corp.
3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; Secured Overnight Financing Rate + 1.484% thereafter)(a)	272,000	242,820

Northrop Grumman Corp. 2.93%, 1/15/25	309,000	298,698
3.20%, 2/1/27	178,000	168,105
4.03%, 10/15/47	412,000	339,397

Northwestern Mutual Life Insurance Co. 3.63%, 9/30/59(c)	324,000	219,853

Novelis Corp. 4.75%, 1/30/30(c)	201,000	180,044
3.88%, 8/15/31(c)	385,000	319,970

NRG Energy, Inc. 2.45%, 12/2/27(c)	100,000	85,759
3.38%, 2/15/29(c)	274,000	226,023

Nucor Corp. 2.00%, 6/1/25	412,000	387,667

NVIDIA Corp. 1.55%, 6/15/28	100,000	86,915
2.85%, 4/1/30	175,000	157,085
3.50%, 4/1/40	412,000	343,196
3.50%, 4/1/50	194,000	152,940

Occidental Petroleum Corp. 3.50%, 8/15/29	155,000	134,005
7.88%, 9/15/31	173,000	192,187
6.45%, 9/15/36	500,000	511,790
4.20%, 3/15/48	500,000	369,120

Oglethorpe Power Corp. 5.95%, 11/1/39	100,000	99,951

Ohio Edison Co. 6.88%, 7/15/36	1,826,000	1,995,088

Olin Corp. 5.63%, 8/1/29	366,000	351,664

Omega Healthcare Investors, Inc. 4.75%, 1/15/28	100,000	94,079
3.38%, 2/1/31	58,000	46,894

Omnicom Group, Inc. / Omnicom Capital, Inc. 3.65%, 11/1/24	100,000	97,687

OneMain Finance Corp. 4.00%, 9/15/30	348,000	271,680

ONEOK Partners LP 6.20%, 9/15/43	412,000	400,250

ONEOK, Inc. 5.20%, 7/15/48	100,000	85,650

Oracle Corp. 2.95%, 11/15/24	412,000	399,121
2.95%, 5/15/25	309,000	295,911
1.65%, 3/25/26	309,000	281,647
3.25%, 11/15/27	483,000	447,717
2.95%, 4/1/30	2,607,000	2,259,435
3.90%, 5/15/35	329,000	281,061
6.13%, 7/8/39	153,000	155,237
5.38%, 7/15/40	642,000	598,813
4.13%, 5/15/45	309,000	238,934

Otis Worldwide Corp. 3.11%, 2/15/40	100,000	75,364

P&L Development LLC / PLD Finance Corp. 7.75%, 11/15/25(c)	58,000	50,190

Pacific Gas & Electric Co. 2.10%, 8/1/27	619,000	533,739
2.50%, 2/1/31	352,000	274,708
3.30%, 8/1/40	619,000	416,191
4.95%, 7/1/50	1,826,000	1,414,529
3.50%, 8/1/50	619,000	390,273

PacifiCorp
4.15%, 2/15/50	412,000	303,137

Packaging Corp. of America 3.00%, 12/15/29	776,000	678,325

Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.38%, 10/15/28(c)	131,000	117,004

Paramount Global 3.38%, 2/15/28	96,000	85,256
4.95%, 1/15/31	91,000	81,336
4.20%, 5/19/32	1,031,000	858,998
5.90%, 10/15/40	91,000	76,233
5.25%, 4/1/44	101,000	75,851
4.95%, 5/19/50	101,000	73,922
6.25%, 2/28/57, (6.25% fixed rate until 2/28/27; Secured Overnight Financing Rate + 4.252% thereafter)(a)	115,000	90,805

PayPal Holdings, Inc. 1.65%, 6/1/25	609,000	570,755
2.30%, 6/1/30	161,000	135,557

Paysafe Finance PLC / Paysafe Holdings U.S. Corp. 4.00%, 6/15/29(c)	309,000	262,078

PECO Energy Co. 4.15%, 10/1/44	309,000	254,947

PennyMac Financial Services, Inc. 4.25%, 2/15/29(c)	290,000	240,836

PepsiCo, Inc. 1.63%, 5/1/30	776,000	639,067

Permian Resources Operating LLC 5.88%, 7/1/29(c)	177,000	170,941

Pfizer, Inc. 3.45%, 3/15/29	412,000	386,670
4.10%, 9/15/38	412,000	369,758
3.90%, 3/15/39	492,000	427,440
4.30%, 6/15/43	412,000	371,797

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

PG&E Corp. 5.25%, 7/1/30	$86,000	$76,507

PG&E Wildfire Recovery Funding LLC 4.02%, 6/1/33, Series A-1	329,169	314,405
4.26%, 6/1/38, Series A-2	1,250,000	1,162,863

PGT Innovations, Inc. 4.38%, 10/1/29(c)	197,000	182,985

Philip Morris International, Inc. 4.88%, 2/13/26	170,000	168,407
5.63%, 11/17/29	327,000	330,519
5.13%, 2/15/30	165,000	163,152
2.10%, 5/1/30	24,000	19,713
5.38%, 2/15/33	161,000	159,026
4.88%, 11/15/43	271,000	238,567

Phillips 66 3.90%, 3/15/28	619,000	586,812
5.88%, 5/1/42	605,000	618,606

Piedmont Natural Gas Co., Inc. 5.05%, 5/15/52	105,000	92,685

Piedmont Operating Partnership LP 3.15%, 8/15/30	101,000	73,076

Pilgrim’s Pride Corp. 4.25%, 4/15/31	190,000	164,601

Pioneer Natural Resources Co. 1.90%, 8/15/30	203,000	163,908

Plains All American Pipeline LP / PAA Finance Corp. 4.65%, 10/15/25	309,000	301,411
6.65%, 1/15/37	156,000	158,883

PNC Bank NA 3.10%, 10/25/27	309,000	282,157

PNC Financial Services Group, Inc. 2.60%, 7/23/26	183,000	170,130
4.76%, 1/26/27, (4.758% fixed rate until 1/26/26; Secured Overnight Financing Rate + 1.085% thereafter)(a)	203,000	199,316
2.31%, 4/23/32, (2.307% fixed rate until 4/23/31; Secured Overnight Financing Rate + 0.979% thereafter)(a)	412,000	332,183
6.04%, 10/28/33, (6.037% fixed rate until 10/28/32; Secured Overnight Financing Index + 2.14% thereafter)(a)	156,000	158,641

Post Holdings, Inc. 5.75%, 3/1/27(c)	174,000	170,156
5.50%, 12/15/29(c)	100,000	92,559
4.63%, 4/15/30(c)	193,000	171,226

Precision Castparts Corp. 3.25%, 6/15/25	175,000	169,526

Prestige Brands, Inc. 3.75%, 4/1/31(c)	267,000	222,315

Principal Financial Group, Inc. 2.13%, 6/15/30	560,000	457,016
6.05%, 10/15/36	100,000	102,820

Private Export Funding Corp. 3.55%, 1/15/24, Series KK	412,000	408,692
3.25%, 6/15/25, Series NN	412,000	398,614
3.90%, 10/15/27	3,000,000	2,922,930

Procter & Gamble Co. 1.00%, 4/23/26	309,000	281,159
2.80%, 3/25/27	289,000	271,218
1.95%, 4/23/31	309,000	259,263

Progress Energy, Inc. 6.00%, 12/1/39	142,000	142,971

Progressive Corp. 4.00%, 3/1/29	412,000	396,674

Prologis LP 3.25%, 10/1/26	309,000	292,132
2.25%, 4/15/30	100,000	83,992
1.75%, 7/1/30	147,000	117,666

Prudential Financial, Inc. 1.50%, 3/10/26	187,000	171,206
3.88%, 3/27/28	368,000	351,105
5.70%, 12/14/36, Series D	151,000	154,240
6.75%, 3/1/53, (6.75% fixed rate until 12/1/32; 5-year Constant Maturity Treasury Rate + 2.848% thereafter)(a)	165,000	163,434

Public Service Co. of Colorado 3.70%, 6/15/28	412,000	386,460

Public Service Electric & Gas Co. 3.80%, 1/1/43	309,000	250,584

Public Storage Operating Co. 1.50%, 11/9/26	309,000	278,143
2.25%, 11/9/31	235,200	190,538

PulteGroup, Inc. 7.88%, 6/15/32	109,000	124,727

Qorvo, Inc. 4.38%, 10/15/29	79,000	71,732

QUALCOMM, Inc. 4.65%, 5/20/35	351,000	344,542

Quest Diagnostics, Inc. 2.80%, 6/30/31	200,000	169,866

QVC, Inc. 4.45%, 2/15/25	171,000	153,797
5.45%, 8/15/34	500,000	242,810
5.95%, 3/15/43	500,000	237,315

Rackspace Technology Global, Inc. 5.38%, 12/1/28(c)	100,000	28,831

Radiate Holdco LLC / Radiate Finance, Inc. 6.50%, 9/15/28(c)	100,000	54,604

Raymond James Financial, Inc. 4.95%, 7/15/46	173,000	151,342

Realty Income Corp. 5.05%, 1/13/26	172,000	171,099
3.25%, 1/15/31	921,000	796,729

Regency Centers LP 3.70%, 6/15/30	552,000	495,210

RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, 12/1/26(c)	41,000	38,403

Republic Services, Inc. 3.95%, 5/15/28	100,000	95,093

Rite Aid Corp. 8.00%, 11/15/26(c)	100,000	63,623

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

ROBLOX Corp. 3.88%, 5/1/30(c)	$235,000	$195,205

Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 4.00%, 10/15/33(c)	500,000	397,770

Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	100,000	101,004
5.50%, 4/1/28(c)	196,000	184,040

RPM International, Inc. 4.55%, 3/1/29	176,000	165,333

RTX Corp. 3.95%, 8/16/25	293,000	285,066
5.00%, 2/27/26	100,000	99,606
4.45%, 11/16/38	432,000	383,154
4.50%, 6/1/42	169,000	147,633
4.63%, 11/16/48	412,000	362,853

Ryder System, Inc. 2.90%, 12/1/26	100,000	92,065
5.65%, 3/1/28	100,000	100,322

Santander Holdings USA, Inc. 3.45%, 6/2/25	405,000	386,536
4.50%, 7/17/25	175,000	170,851
2.49%, 1/6/28, (2.49% fixed rate until 1/6/27; Secured Overnight Financing Rate + 1.249% thereafter)(a)	195,000	171,031

Schlumberger Holdings Corp. 4.00%, 12/21/25(c)	173,000	167,922

Schlumberger Investment SA 2.65%, 6/26/30	134,000	115,910

Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. 6.63%, 3/1/30(c)	247,000	217,933

SCIH Salt Holdings, Inc. 6.63%, 5/1/29(c)	257,000	227,013

Scotts Miracle-Gro Co. 4.50%, 10/15/29	143,000	119,817

Scripps Escrow, Inc. 5.88%, 7/15/27(c)	80,000	64,752

Sealed Air Corp. 4.00%, 12/1/27(c)	100,000	91,762

SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/29(c)	189,000	171,107

Sempra 3.25%, 6/15/27	439,000	405,974
4.00%, 2/1/48	176,000	134,987

Service Corp. International 3.38%, 8/15/30	200,000	166,716

Sherwin-Williams Co. 3.13%, 6/1/24	176,000	172,549
3.45%, 6/1/27	412,000	388,541

Sierra Pacific Power Co. 2.60%, 5/1/26	309,000	288,059

Simon Property Group LP 3.38%, 10/1/24	76,000	74,155
3.50%, 9/1/25	412,000	397,123
2.65%, 7/15/30	664,000	559,725

6.75%, 2/1/40	57,000	61,398
3.25%, 9/13/49	87,000	57,023
3.80%, 7/15/50	79,000	57,131

Sirius XM Radio, Inc. 5.00%, 8/1/27(c)	185,000	171,158
4.13%, 7/1/30(c)	310,000	252,793
3.88%, 9/1/31(c)	335,000	260,881

Sonic Automotive, Inc. 4.88%, 11/15/31(c)	100,000	83,225

Sonoco Products Co. 1.80%, 2/1/25	183,000	172,468

Southaven Combined Cycle Generation LLC 3.85%, 8/15/33	369,874	336,035

Southern California Edison Co. 4.70%, 6/1/27, Series D	168,000	165,320
5.30%, 3/1/28	558,000	560,757
4.00%, 4/1/47	309,000	239,725

Southern California Gas Co. 6.35%, 11/15/52	156,000	167,751

Southern Co. Gas Capital Corp. 1.75%, 1/15/31, Series 20-A	142,000	110,588
4.40%, 5/30/47	412,000	332,616

Southwest Airlines Co. 5.25%, 5/4/25	169,000	167,883

Southwest Gas Corp. 5.80%, 12/1/27	162,000	163,751
4.05%, 3/15/32	180,000	161,464

Southwestern Electric Power Co. 3.25%, 11/1/51	2,408,000	1,559,734

Spectrum Brands, Inc. 3.88%, 3/15/31(c)	362,000	303,660

Spirit Realty LP 2.10%, 3/15/28	110,000	93,911
3.40%, 1/15/30	100,000	86,045

Sprint LLC 7.63%, 3/1/26	162,000	168,025

SS&C Technologies, Inc. 5.50%, 9/30/27(c)	178,000	171,483

Standard Industries, Inc. 4.38%, 7/15/30(c)	195,000	167,304

Stanley Black & Decker, Inc. 3.40%, 3/1/26	279,000	265,201
4.85%, 11/15/48	100,000	85,169
2.75%, 11/15/50	258,000	150,626
4.00%, 3/15/60, (4.00% fixed rate until 3/15/25; 5-year Constant Maturity Treasury Rate + 2.657% thereafter)(a)	481,000	381,462

Staples, Inc. 10.75%, 4/15/27(c)	100,000	54,626

Starbucks Corp. 2.55%, 11/15/30	669,000	567,707

State Street Corp. 3.55%, 8/18/25	180,000	173,812
1.75%, 2/6/26, (1.746% fixed rate until 2/6/25; Secured Overnight Financing Rate + 0.411% thereafter)(a)	309,000	291,881

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

2.65%, 5/19/26	$91,000	$85,636
2.20%, 3/3/31	47,000	37,480

Steel Dynamics, Inc. 3.45%, 4/15/30	559,000	497,001

Stericycle, Inc. 3.88%, 1/15/29(c)	120,000	104,923

STORE Capital Corp. 4.50%, 3/15/28	190,000	170,181
4.63%, 3/15/29	100,000	86,143

Sun Communities Operating LP 2.70%, 7/15/31	610,000	484,700

Synchrony Financial 4.25%, 8/15/24	100,000	97,700
4.50%, 7/23/25	100,000	95,497
3.70%, 8/4/26	151,000	137,632
3.95%, 12/1/27	100,000	89,355
5.15%, 3/19/29	301,000	276,487

Sysco Corp. 6.60%, 4/1/40	114,000	121,042

T-Mobile USA, Inc. 3.50%, 4/15/25	178,000	172,163
2.63%, 4/15/26	683,000	634,937
3.88%, 4/15/30	634,000	578,157
5.20%, 1/15/33	362,000	354,984
3.00%, 2/15/41	100,000	70,620

Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6.00%, 12/31/30(c)	401,000	360,988
6.00%, 9/1/31(c)	282,000	250,526

Targa Resources Corp. 4.95%, 4/15/52	193,000	156,884
6.50%, 2/15/53	155,000	155,146

Target Corp. 3.50%, 7/1/24	564,000	554,604

Tempur Sealy International, Inc. 3.88%, 10/15/31(c)	231,000	185,962

Tenet Healthcare Corp. 6.13%, 10/1/28	178,000	171,631
4.38%, 1/15/30	187,000	166,452

Time Warner Cable LLC 4.50%, 9/15/42	412,000	301,415

TJX Cos., Inc. 1.60%, 5/15/31	402,000	323,136

Toyota Motor Credit Corp. 1.80%, 2/13/25	412,000	391,816
3.00%, 4/1/25	178,000	171,831
3.05%, 1/11/28	412,000	382,810

Travelers Cos., Inc. 4.00%, 5/30/47	309,000	254,783
2.55%, 4/27/50	609,000	382,586

Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.38%, 9/1/25(c)	17,000	16,031

Tronox, Inc. 4.63%, 3/15/29(c)	305,000	250,512

Truist Financial Corp. 2.85%, 10/26/24	309,000	298,287

4.26%, 7/28/26, (4.26% fixed rate until 7/28/25; Secured Overnight Financing Rate + 1.456% thereafter)(a)	177,000	171,060
5.90%, 10/28/26, (5.90% fixed rate until 10/28/25; Secured Overnight Financing Rate + 1.626% thereafter)(a)	108,000	107,747
1.13%, 8/3/27	412,000	348,647

TTM Technologies, Inc. 4.00%, 3/1/29(c)	225,000	195,732

Twilio, Inc. 3.88%, 3/15/31	254,000	213,203

Tyco Electronics Group SA 3.45%, 8/1/24	176,000	172,512

Tyson Foods, Inc. 3.55%, 6/2/27	324,000	304,673

U.S. Acute Care Solutions LLC 6.38%, 3/1/26(c)	200,000	174,572

U.S. Bancorp 2.40%, 7/30/24	100,000	97,108
3.15%, 4/27/27, Series X	309,000	286,465
2.22%, 1/27/28, (2.215% fixed rate until 1/27/27; Secured Overnight Financing Rate + 0.73% thereafter)(a)	190,000	169,681
1.38%, 7/22/30	576,000	437,242

U.S. Steel Corp. 6.65%, 6/1/37	500,000	491,555

UDR, Inc. 3.20%, 1/15/30	790,000	696,195

Union Pacific Corp. 3.00%, 4/15/27	264,000	247,133
3.70%, 3/1/29	160,000	151,698
2.40%, 2/5/30	190,000	163,556
2.89%, 4/6/36	182,000	144,060
3.25%, 2/5/50	267,000	192,985
3.84%, 3/20/60	193,000	148,214
3.80%, 4/6/71	309,000	226,639

United Airlines Pass-Through Trust
4.88%, 7/15/27, Series 2020-1, Class B	384,600	373,850
3.75%, 3/3/28, Series 2014-2, Class A	371,578	349,261
3.50%, 9/1/31, Series 2018-1, Class AA	253,144	227,233

United Parcel Service, Inc. 2.80%, 11/15/24	412,000	399,953
3.05%, 11/15/27	412,000	386,295

United Rentals North America, Inc. 4.00%, 7/15/30	190,000	166,657
3.75%, 1/15/32	197,000	165,669

UnitedHealth Group, Inc. 5.15%, 10/15/25	169,000	168,941
3.85%, 6/15/28	412,000	394,795
2.00%, 5/15/30	241,000	201,131
2.75%, 5/15/40	412,000	297,184
4.25%, 4/15/47	412,000	350,731
5.88%, 2/15/53	140,000	149,740

Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 10.50%, 2/15/28(c)	177,000	176,883

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

University of Chicago 2.76%, 4/1/45, Series 20B	$105,000	$78,822

University of Southern California 3.84%, 10/1/47, Series 2017	100,000	83,550

Univision Communications, Inc. 7.38%, 6/30/30(c)	173,000	167,694

Utah Acquisition Sub, Inc. 3.95%, 6/15/26	1,046,000	988,847

Valero Energy Corp. 6.63%, 6/15/37	412,000	438,805

Valvoline, Inc. 3.63%, 6/15/31(c)	254,000	203,025

Ventas Realty LP 4.40%, 1/15/29	664,000	623,888

Vericast Corp. 11.00%, 9/15/26(c)	163,005	170,322

Verizon Communications, Inc. 4.33%, 9/21/28	654,000	626,558
1.75%, 1/20/31	206,000	160,346
2.55%, 3/21/31	66,000	54,352
2.36%, 3/15/32	418,000	330,805
4.40%, 11/1/34	681,000	616,789
2.65%, 11/20/40	412,000	275,080
4.75%, 11/1/41	1,237,000	1,113,659
4.13%, 8/15/46	125,000	99,529
4.86%, 8/21/46	675,000	594,898
4.00%, 3/22/50	825,000	632,057
3.55%, 3/22/51	319,000	223,227
3.88%, 3/1/52	100,000	74,974

Vertiv Group Corp. 4.13%, 11/15/28(c)	191,000	171,661

Viatris, Inc. 2.70%, 6/22/30	67,000	54,434
3.85%, 6/22/40	71,000	49,826
4.00%, 6/22/50	1,314,000	870,683

VICI Properties LP 5.13%, 5/15/32	912,000	846,409

Viking Cruises Ltd. 7.00%, 2/15/29(c)	71,000	67,332

Virginia Electric & Power Co. 6.00%, 5/15/37, Series A	632,000	650,947

Visa, Inc. 2.75%, 9/15/27	382,000	354,622
2.05%, 4/15/30	512,000	434,627
2.70%, 4/15/40	412,000	307,822
3.65%, 9/15/47	46,000	37,593

Vulcan Materials Co. 3.50%, 6/1/30	178,000	159,643

Walgreens Boots Alliance, Inc. 3.45%, 6/1/26	832,000	786,140
4.80%, 11/18/44	31,000	24,286

Walmart, Inc. 3.30%, 4/22/24	209,000	206,099
2.85%, 7/8/24	176,000	172,167
3.25%, 7/8/29	176,000	163,977

Walt Disney Co. 1.75%, 1/13/26	412,000	381,343
2.20%, 1/13/28	412,000	371,278
2.65%, 1/13/31	581,000	497,917
3.50%, 5/13/40	1,237,000	992,482
3.60%, 1/13/51	176,000	132,429

Warnermedia Holdings, Inc. 5.39%, 3/15/62	2,940,000	2,336,036

Washington University 4.35%, 4/15/2122	139,000	113,057

Waste Connections, Inc. 4.20%, 1/15/33	172,000	158,947

Waste Management, Inc. 1.15%, 3/15/28	412,000	348,292
2.00%, 6/1/29	100,000	84,831
1.50%, 3/15/31	309,000	241,060

Wells Fargo & Co.
2.19%, 4/30/26, (2.188% fixed rate until 4/30/25; Secured Overnight Financing Rate + 2.00% thereafter)(a)	926,000	871,310
3.00%, 10/23/26	594,000	550,424
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month Secured Overnight Financing Rate + 1.572% thereafter)(a)	412,000	382,694
2.88%, 10/30/30, (2.879% fixed rate until 10/30/29; 3-month Secured Overnight Financing Rate + 1.432% thereafter)(a)	452,000	387,048
3.07%, 4/30/41, (3.068% fixed rate until 4/30/40; Secured Overnight Financing Rate + 2.53% thereafter)(a)	773,000	554,063
5.61%, 1/15/44	568,000	535,448
4.90%, 11/17/45	412,000	354,007
5.01%, 4/4/51, (5.013% fixed rate until 4/4/50; 3-month Secured Overnight Financing Rate + 4.502% thereafter)(a)	171,000	154,548

Wells Fargo Bank NA 6.60%, 1/15/38	434,000	458,968

Welltower OP LLC 4.00%, 6/1/25	175,000	169,776
2.80%, 6/1/31	179,000	147,650
4.95%, 9/1/48	100,000	87,256

Western Digital Corp. 4.75%, 2/15/26	748,000	714,078

Western Midstream Operating LP 4.75%, 8/15/28	176,000	166,758
6.15%, 4/1/33	165,000	164,267
5.30%, 3/1/48	690,000	566,373

Westlake Corp. 3.13%, 8/15/51	246,000	151,039

Weyerhaeuser Co. 4.00%, 11/15/29	176,000	162,469
7.38%, 3/15/32	877,000	988,186

Williams Cos., Inc. 2.60%, 3/15/31	516,000	423,595

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Willis-Knighton Medical Center 4.81%, 9/1/48, Series 2018	$155,000	$133,286

WMG Acquisition Corp. 3.75%, 12/1/29(c)	100,000	86,842
3.00%, 2/15/31(c)	224,000	182,885

WP Carey, Inc. 2.40%, 2/1/31	898,000	718,140

WRKCo, Inc. 4.90%, 3/15/29	968,000	932,852

XPO CNW, Inc. 6.70%, 5/1/34	495,000	496,802

Yum! Brands, Inc. 4.63%, 1/31/32	47,000	42,079

Ziff Davis, Inc. 4.63%, 10/15/30(c)	100,000	86,051

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/31	100,000	81,560

Zoetis, Inc. 2.00%, 5/15/30	157,000	129,456
3.00%, 5/15/50	412,000	281,239

ZoomInfo Technologies LLC / ZoomInfo Finance Corp. 3.88%, 2/1/29(c)	200,000	170,422

Total United States		324,229,335
TOTAL CORPORATE BONDS (Cost: $437,074,350)		424,053,584

FOREIGN GOVERNMENT AGENCIES – 1.0%

Canada – 0.6%

Ontario Teachers’ Finance Trust 0.38%, 9/29/23(c)	1,237,000	1,232,757
1.63%, 9/12/24(c)	825,000	792,825

Province of Alberta Canada 2.95%, 1/23/24	2,062,000	2,040,865

Province of British Columbia Canada 2.25%, 6/2/26, Series 9	999,000	934,954

Province of Ontario Canada 1.05%, 4/14/26	990,000	899,474
1.13%, 10/7/30	960,000	762,653

Province of Quebec Canada 0.60%, 7/23/25	481,000	443,203

Total Canada		7,106,731

Hong Kong – 0.1%

Airport Authority 4.88%, 1/12/33(c)	525,000	525,236

India – 0.1%

Export-Import Bank of India 3.88%, 2/1/28(d)	575,000	539,062
2.25%, 1/13/31(d)	200,000	158,976

Total India		698,038

South Korea – 0.2%

Export-Import Bank of Korea 4.00%, 1/14/24	412,000	409,614
2.38%, 4/21/27	875,000	800,354

Korea Development Bank 1.00%, 9/9/26	412,000	362,684
4.38%, 2/15/28	1,000,000	976,940

Total South Korea		2,549,592

United Arab Emirates – 0.0%

Finance Department Government of Sharjah 6.50%, 11/23/32(c)	304,000	310,454
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $11,283,419)		11,190,051

FOREIGN GOVERNMENT OBLIGATIONS – 3.5%

Argentina – 0.0%

Argentine Republic Government International Bond 0.75%, 7/9/30(a)	377,000	127,064
3.63%, 7/9/35(a)	492,000	145,908

Total Argentina		272,972

Bahrain – 0.1%

Bahrain Government International Bond 7.00%, 10/12/28(d)	875,000	902,869

Brazil – 0.1%

Brazilian Government International Bond 3.88%, 6/12/30	1,166,000	1,034,452
5.00%, 1/27/45	200,000	156,192

Total Brazil		1,190,644

Canada – 0.1%

Canada Government International Bond 0.75%, 5/19/26	75,000	67,658
3.75%, 4/26/28	470,000	458,132

Total Canada		525,790

Chile – 0.1%

Chile Government International Bond 3.50%, 1/31/34	1,125,000	977,310
4.95%, 1/5/36	461,821	446,447

Total Chile		1,423,757

Colombia – 0.1%

Colombia Government International Bond 7.50%, 2/2/34	970,000	966,139
5.00%, 6/15/45	300,000	211,323

Total Colombia		1,177,462

Costa Rica – 0.0%

Costa Rica Government International Bond 6.13%, 2/19/31(d)	225,000	224,728

Dominican Republic – 0.1%

Dominican Republic International Bond 6.00%, 2/22/33(d)	806,000	744,502

Ecuador – 0.0%

Ecuador Government International Bond 6.00%, 7/31/30(a)(d)	200,000	98,374

Egypt – 0.0%

Egypt Government International Bond 5.88%, 2/16/31(d)	565,000	309,377

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Hong Kong – 0.1%

Hong Kong Government International Bond 4.50%, 1/11/28(c)	$525,000	$526,953

Hungary – 0.0%

Hungary Government International Bond 5.50%, 6/16/34(d)	500,000	475,325

Indonesia – 0.3%

Indonesia Government International Bond 1.85%, 3/12/31	212,000	169,981
4.65%, 9/20/32	2,375,000	2,297,575
4.85%, 1/11/33	612,000	600,923
4.35%, 1/11/48	412,000	353,554

Total Indonesia		3,422,033

Israel – 0.1%

Israel Government International Bond 2.75%, 7/3/30	200,000	174,810
4.50%, 1/17/33	550,000	529,870

Total Israel		704,680

Italy – 0.1%

Republic of Italy Government International Bond 1.25%, 2/17/26	987,000	891,449

Kenya – 0.0%

Republic of Kenya Government International Bond 7.25%, 2/28/28(d)	200,000	170,300

Mexico – 0.4%

Mexico Government International Bond 2.66%, 5/24/31	619,000	513,597
6.35%, 2/9/35	2,350,000	2,441,838
4.75%, 3/8/44	2,062,000	1,734,637

Total Mexico		4,690,072

Morocco – 0.0%

Morocco Government International Bond 3.00%, 12/15/32(d)	200,000	156,732

Nigeria – 0.0%

Nigeria Government International Bond 7.14%, 2/23/30(d)	425,000	348,062

Oman – 0.0%

Oman Government International Bond 6.25%, 1/25/31(d)	506,000	513,043

Panama – 0.2%

Panama Government International Bond 7.13%, 1/29/26	200,000	207,024
2.25%, 9/29/32	275,000	209,349
6.40%, 2/14/35	1,400,000	1,439,396
3.87%, 7/23/60	412,000	264,706

Total Panama		2,120,475

Peru – 0.3%

Peruvian Government International Bond 3.00%, 1/15/34	1,575,000	1,283,672
6.55%, 3/14/37	1,650,000	1,801,470

Total Peru		3,085,142

Philippines – 0.3%

Philippine Government International Bond 6.38%, 1/15/32	1,650,000	1,799,457
5.61%, 4/13/33	2,025,000	2,116,165

Total Philippines		3,915,622

Poland – 0.1%

Republic of Poland Government International Bond
3.25%, 4/6/26	412,000	394,906
5.75%, 11/16/32	275,000	286,517

Total Poland		681,423

Qatar – 0.1%

Qatar Government International Bond 3.75%, 4/16/30(d)	1,325,000	1,258,737

Romania – 0.0%

Romanian Government International Bond 6.00%, 5/25/34(d)	400,000	391,324

Saudi Arabia – 0.3%

Saudi Government International Bond 2.50%, 2/3/27(d)	225,000	207,160
3.63%, 3/4/28(d)	225,000	212,771
2.25%, 2/2/33(d)	3,050,000	2,424,963
4.88%, 7/18/33(d)	650,000	641,544

Total Saudi Arabia		3,486,438

South Africa – 0.1%

Republic of South Africa Government International Bond 5.88%, 4/20/32	1,030,000	911,828

Turkey – 0.2%

Turkey Government International Bond 4.75%, 1/26/26	400,000	376,672
5.25%, 3/13/30	2,149,000	1,828,391

Total Turkey		2,205,063

United Arab Emirates – 0.1%

Abu Dhabi Government International Bond 3.13%, 4/16/30(d)	767,000	703,209
3.13%, 9/30/49(d)	200,000	140,832
3.88%, 4/16/50(d)	200,000	161,612

Total United Arab Emirates		1,005,653

Uruguay – 0.2%

Uruguay Government International Bond 5.75%, 10/28/34	2,425,000	2,610,803
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $41,044,369)		40,441,632

SUPRANATIONAL BONDS – 0.5%

African Development Bank 4.38%, 11/3/27	164,000	163,600

Asian Development Bank 0.63%, 10/8/24	400,000	380,284

European Investment Bank 2.25%, 6/24/24	177,000	172,543
1.63%, 3/14/25	181,000	171,792

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

0.63%, 7/25/25	$359,000	$331,418
2.13%, 4/13/26	200,000	187,596

Inter-American Development Bank 0.25%, 11/15/23	619,000	612,754
0.63%, 7/15/25	990,000	914,285
3.20%, 8/7/42	412,000	336,847

International Bank for Reconstruction & Development 1.50%, 8/28/24	180,000	173,434
2.50%, 7/29/25	448,000	428,485
0.50%, 10/28/25	607,000	553,894
3.13%, 6/15/27	173,000	164,836
0.75%, 11/24/27	728,000	626,116
3.50%, 7/12/28	670,000	644,560

International Finance Corp. 0.75%, 10/8/26	191,000	170,059
TOTAL SUPRANATIONAL BONDS (Cost: $6,107,920)		6,032,503

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%

United States – 3.4%

Bank
2.93%, 2/15/55, Series 2022-BNK39, Class A4^(a)	329,961	274,685
2.56%, 5/15/64, Series 2021-BNK33, Class A5	2,062,257	1,687,626
3.92%, 4/15/65, Series 2022-BNK41, Class A4^(a)	1,216,732	1,081,842

Bank of America Merrill Lynch Commercial Mortgage Trust
3.75%, 2/15/50, Series 2017-BNK3, Class AS	1,031,129	947,540
3.88%, 2/15/50, Series 2017-BNK3, Class B^(a)	994,000	875,920

Barclays Commercial Mortgage Trust
3.17%, 8/15/52, Series 2019-C4, Class AS	400,000	337,988

Benchmark Mortgage Trust
4.03%, 4/10/51, Series 2018-B3, Class A5	1,649,806	1,532,318
1.98%, 12/17/53, Series 2020-B21, Class A5	2,062,257	1,621,416
2.22%, 8/15/54, Series 2021-B28, Class A5	618,677	488,694
4.59%, 5/15/55, Series 2022-B35, Class A5^(a)	2,180,934	1,969,448
3.72%, 3/15/62, Series 2019-B10, Class A4	454,934	412,969

BX Trust
7.76%, 8/15/39, Series 2022-PSB, Class A^(a)(c)	905,677	906,033

CD Mortgage Trust
3.63%, 2/10/50, Series 2017-CD3, Class A4	310,000	281,661

Citigroup Commercial Mortgage Trust
4.02%, 3/11/47, Series 2014-GC19, Class A4	1,237,354	1,229,564

COMM Mortgage Trust
3.26%, 8/15/57, Series 2019-GC44, Class AM	600,000	503,252

Commercial Mortgage Trust
3.71%, 7/10/48, Series 2015-LC21, Class A4	112,000	107,367

DBJPM Mortgage Trust
4.20%, 5/10/49, Series 2016-C1, Class B^(a)	570,000	505,755

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.21%, 2/25/26, Series K734, Class A2	728,000	696,862
2.67%, 3/25/26, Series K055, Class A2	200,000	188,573
3.19%, 7/25/27, Series K067, Class A2	750,000	705,167
3.24%, 8/25/27, Series K068, Class A2	140,000	131,605
3.93%, 6/25/28, Series K079, Class A2	804,000	773,682
3.42%, 2/25/29, Series K090, Class A2	1,000,000	935,041
3.51%, 3/25/29, Series K091, Class A2	1,000,000	938,776
1.38%, 7/25/30, Series K116, Class A2	1,000,000	801,529
1.50%, 10/25/30, Series K120, Class A2	1,000,000	801,662
2.11%, 1/25/31, Series K127, Class A2	1,000,000	832,541
5.31%, 6/25/31, Series K-F115, Class AS^(a)	392,659	385,540
2.13%, 11/25/31, Series K136, Class A2	1,000,000	820,047
5.33%, 12/25/31, Series KF128, Class AS^(a)	220,913	218,381
2.25%, 1/25/32, Series K140, Class A2	1,000,000	824,781
2.59%, 1/25/32, Series K139, Class A2^(a)	1,200,000	1,018,359
2.25%, 2/25/32, Series K141, Class A2	1,000,000	824,909
3.42%, 4/25/32, Series K154, Class A2	1,000,000	929,291
2.92%, 6/25/32, Series K146, Class A2	1,000,000	865,602
3.00%, 6/25/32, Series K147, Class A2^(a)	1,500,000	1,306,116
3.50%, 7/25/32, Series K148, Class A2^(a)	1,000,000	905,603
4.35%, 1/25/33, Series K-154, Class A2^(a)	310,000	299,321
1.94%, 2/25/35, Series K-1515, Class A2	480,000	358,492
2.36%, 10/25/36, Series K1522, Class A2	250,000	187,362

FREMF Mortgage Trust
3.73%, 4/25/48, Series 2015-K45, Class B^(a)(c)	100,000	96,302
4.19%, 4/25/48, Series 2016-K54, Class B^(a)(c)	590,000	562,602
4.35%, 6/25/51, Series 2018-K76, Class B^(a)(c)	205,000	192,003

Government National Mortgage Association
3.40%, 2/16/47, Series 2014-50, Class C	763,000	734,096
3.50%, 3/16/47, Series 2011-127, Class C^(a)	39,975	39,270

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

3.40%, 12/16/49, Series 2014-150, Class C	$212,584	$210,359

JPMBB Commercial Mortgage Securities Trust
3.77%, 8/15/47, Series 2014-C21, Class A5	88,000	85,911

JPMDB Commercial Mortgage Securities Trust
2.88%, 6/15/49, Series 2016-C2, Class A3A	1,197,196	1,123,036
3.06%, 11/13/52, Series 2019-COR6, Class A4	721,790	608,371

Morgan Stanley Bank of America Merrill Lynch Trust
3.88%, 4/15/48, Series 2015-C22, Class B^(a)	200,000	180,433
4.34%, 4/15/48, Series 2015-C22, Class C^(a)	412,451	353,569

Morgan Stanley Capital I Trust
2.73%, 5/15/54, Series 2021-L5, Class A4	2,062,257	1,699,721

MSCG Trust
3.58%, 6/7/35, Series 2015-ALDR, Class A2^(a)(c)	412,000	385,323

UBS Commercial Mortgage Trust
4.12%, 3/15/51, Series 2018-C9, Class A4^(a)	412,451	384,823

Wells Fargo Commercial Mortgage Trust
3.54%, 12/15/48, Series 2015-P2, Class A3	664,839	630,742
4.44%, 9/15/61, Series 2018-C47, Class A4	100,000	94,659

WFRBS Commercial Mortgage Trust
4.16%, 12/15/46, Series 2013-C18, Class A5^(a)	1,833,347	1,816,783
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $40,930,324)		39,711,323

MUNICIPAL BONDS – 0.8%

United States – 0.8%

Metropolitan Transportation Authority 6.81%, 11/15/40, Series E	1,440,000	1,561,770

New Jersey Turnpike Authority 7.10%, 1/1/41, Series A	1,413,000	1,690,710

Port Authority of New York & New Jersey 4.93%, 10/1/51	965,000	931,458

State of California 7.55%, 4/1/39	1,790,000	2,212,962

State of Connecticut 5.85%, 3/15/32, Series A	1,330,000	1,390,310
State of Washington 5.14%, 8/1/40, Series F	1,610,000	1,594,038
TOTAL MUNICIPAL BONDS (Cost: $9,895,948)		9,381,248

ASSET-BACKED SECURITIES – 1.2%

United States – 1.2%

American Express Credit Account Master Trust
3.39%, 5/15/27, Series 2022-2, Class A	500,000	483,888
3.75%, 8/15/27, Series 2022-3, Class A	260,000	252,689

AmeriCredit Automobile Receivables Trust
4.81%, 4/18/28, Series 2022-2, Class B	550,000	537,590

BA Credit Card Trust
5.00%, 4/15/28, Series 2022-A2, Class A2	2,500,000	2,488,493

BMW Vehicle Lease Trust
0.33%, 12/26/24, Series 2021-2, Class A3	116,301	115,412

CarMax Auto Owner Trust
0.53%, 10/15/26, Series 2021-1, Class A4	300,000	278,516

Discover Card Execution Note Trust
3.56%, 7/15/27, Series 2022-A3, Class A3	2,000,000	1,936,840

Exeter Automobile Receivables Trust
0.98%, 6/15/26, Series 2021-2A, Class C	490,877	481,251

Ford Credit Auto Owner Trust
3.88%, 11/15/34, Series 2022-1, Class A(c)	600,000	571,238

GM Financial Consumer Automobile Receivables Trust
0.48%, 6/16/26, Series 2021-3, Class A3	257,732	248,787
0.54%, 5/17/27, Series 2021-1, Class A4	412,000	388,320
3.25%, 4/17/28, Series 2022-2, Class A4	579,000	551,899

GM Financial Revolving Receivables Trust
1.17%, 6/12/34, Series 2021-1(c)	630,000	556,373

Honda Auto Receivables Owner Trust
0.55%, 8/16/27, Series 2021-2, Class A4	412,000	389,356

Mercedes-Benz Auto Receivables Trust
0.46%, 6/15/26, Series 2021-1, Class A3	308,299	297,429
5.25%, 2/15/29, Series 2022-1, Class A4	570,000	571,375

Nissan Auto Receivables Owner Trust
1.86%, 8/17/26, Series 2022-A, Class A3	650,000	625,192
4.45%, 11/15/29, Series 2022-B, Class A4	309,000	303,028

Verizon Master Trust
0.50%, 5/20/27, Series 2021-1, Class A	412,000	396,743

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

Investments	Principal Amount	Value

Volkswagen Auto Loan Enhanced Trust
1.02%, 6/22/26, Series 2021-1, Class A3	$362,323	$349,306

World Omni Auto Receivables Trust
1.23%, 11/17/25, Series 2020-A, Class A4	1,000,000	979,556
0.81%, 10/15/26, Series 2021-D, Class A3	538,447	518,204
TOTAL ASSET-BACKED SECURITIES (Cost: $13,311,521)		13,321,485

TOTAL INVESTMENTS IN SECURITIES – 97.3% (Cost: $1,157,001,431)		1,122,069,752

Other Assets less Liabilities – 2.7%		31,292,996

NET ASSETS – 100.0%		$1,153,362,748
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.

(b)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(e)	The security has a perpetual maturity; the date displayed is the next call date.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond	19	12/19/23	$(2,312,063)	$(31,023)
Ultra 10 Year U.S. Treasury Note	153	12/19/23	(17,764,734)	(180,492)
			$(20,076,797)	$(211,515)

Long Exposure
2 Year U.S. Treasury Note	8	12/29/23	$1,630,438	$4,813
5 Year U.S. Treasury Note	181	12/29/23	19,352,859	118,847
10 Year U.S. Treasury Note	92	12/19/23	10,214,875	83,443
U.S. Treasury Ultra Long Term Bond	83	12/19/23	10,745,906	171,187
			$41,944,078	$378,290
Total – Net			$21,867,281	$166,775

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (concluded)

WisdomTree Voya Yield Enhanced USD Universal Bond Fund (UNIY)

August 31, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$231,032,456	$—	$231,032,456
U.S. Government Obligations	—	346,905,470	—	346,905,470
Corporate Bonds	—	424,053,584	—	424,053,584
Foreign Government Agencies	—	11,190,051	—	11,190,051
Foreign Government Obligations	—	40,441,632	—	40,441,632
Supranational Bonds	—	6,032,503	—	6,032,503
Commercial Mortgage-Backed Securities	—	39,711,323	—	39,711,323
Municipal Bonds	—	9,381,248	—	9,381,248
Asset-Backed Securities	—	13,321,485	—	13,321,485
Total Investments in Securities	$—	$1,122,069,752	$—	$1,122,069,752
Financial Derivative Instruments
Futures Contracts[1]	$378,290	$—	$—	$378,290
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(211,515)	$—	$—	$(211,515)
Total — Net	$166,775	$1,122,069,752	$—	$1,122,236,527
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 17.7%

Federal Farm Credit Bank – 0.4%
2.02%, 4/1/31	$2,000,000	$1,650,140
1.79%, 6/22/35	500,000	350,740
1.65%, 7/23/35	1,500,000	1,051,950
1.95%, 8/13/40	1,500,000	946,215

Total Federal Farm Credit Bank		3,999,045

Federal Home Loan Bank – 0.9%
3.25%, 11/16/28	900,000	857,106
5.50%, 7/15/36, Series 677	6,500,000	7,179,380

Total Federal Home Loan Bank		8,036,486

Federal Home Loan Mortgage Corporation – 2.8%
2.50%, 4/1/30	1,264,126	1,183,134
3.00%, 5/1/30	306,196	296,758
3.00%, 1/1/33	994,385	927,084
3.00%, 5/1/33	1,344,123	1,251,514
4.00%, 11/1/33	9,938	9,790
6.50%, 3/1/36	115,035	119,372
5.00%, 6/1/37	1,098	1,101
4.36%, 11/15/38(a)	2,000,000	984,440
4.55%, 11/15/38, Series 1(a)	5,227,000	2,573,566
5.50%, 2/1/40	4,540	4,654
5.00%, 3/1/41	138,585	138,991
5.50%, 6/1/41	2,094	2,143
5.00%, 7/1/41	3,863	3,874
4.50%, 5/1/42	58,386	56,961
3.00%, 7/1/43	550,730	489,681
3.50%, 1/1/44	437,735	403,054
3.50%, 8/1/45	310,083	284,457
4.00%, 9/1/45	43,276	40,853
4.00%, 10/1/45	46,080	43,558
4.00%, 12/1/45	80,754	76,234
4.50%, 4/1/46	285,372	277,663
3.00%, 6/1/46	39,349	34,666
3.00%, 9/1/46	121,348	107,892
3.50%, 9/1/46	67,141	61,094
3.00%, 10/1/46	51,350	45,245
3.50%, 11/1/46	9,408	8,560
4.50%, 11/1/46	122,824	119,641
4.00%, 1/1/47	78,335	73,682
3.50%, 4/1/47	109,467	99,420
4.00%, 5/1/47	46,063	43,272
3.50%, 9/1/47	108,503	98,677
4.00%, 10/1/47	210,861	197,829
4.50%, 10/1/47	32,975	31,907
3.50%, 11/1/47	252,962	229,878
4.00%, 9/1/48	45,614	42,823
5.00%, 3/1/49	11,837	11,696
4.50%, 5/1/49	56,669	54,548
4.00%, 7/1/49	456,704	428,214
4.50%, 7/1/49	28,307	27,247
3.50%, 8/1/49	288,581	261,096
2.50%, 9/1/49	289,824	243,217
3.00%, 10/1/49	525,294	459,737
5.00%, 10/1/49	357,204	352,492
5.50%, 10/1/49	199,356	203,226
3.00%, 2/1/50	374,175	326,048
3.00%, 5/1/50	56,060	48,766
2.50%, 6/1/50	637,728	532,629
2.50%, 7/1/50	244,885	205,711
2.50%, 10/1/50	225,300	189,788
2.50%, 1/1/51	756,453	631,647
4.50%, 1/1/51	72,293	69,587
1.50%, 2/1/51	432,098	327,342
1.50%, 4/1/51	460,481	348,398
2.00%, 4/1/51	1,004,554	801,228
2.00%, 5/1/51	623,500	497,253
2.50%, 5/1/51	476,457	395,911
2.50%, 9/1/51	857,275	712,958
1.50%, 10/1/51	182,738	138,140
3.50%, 10/1/51	430,188	386,098
2.00%, 11/1/51	1,335,083	1,064,688
3.50%, 12/1/51	364,103	326,674
3.50%, 1/1/52	68,782	61,700
2.50%, 2/1/52	897,603	749,806
2.00%, 3/1/52	1,292,850	1,032,291
3.00%, 4/1/52	277,031	239,142
2.00%, 5/1/52	317,565	255,818
3.00%, 6/1/52	421,496	364,609
3.50%, 6/1/52	70,087	62,744
4.50%, 7/1/52	46,555	44,163
4.50%, 8/1/52	446,418	423,535
3.00%, 9/1/52	788,944	680,769
4.50%, 9/1/52	822,614	780,643
5.00%, 9/1/52	23,581	22,913
4.50%, 10/1/52	323,760	307,782
5.00%, 10/1/52	23,444	22,737
5.00%, 11/1/52	141,938	137,785
4.50%, 12/1/52	168,022	159,390
4.00%, 1/1/53	24,257	22,406
5.00%, 2/1/53	72,759	70,565
5.00%, 5/1/53	48,902	47,430
5.00%, 6/1/53	49,608	48,175
6.50%, 9/1/53	100,000	101,592

Total Federal Home Loan Mortgage Corporation		25,043,802

Federal National Mortgage Association – 6.1%
4.00%, 9/1/25	236,386	232,108
2.50%, 11/1/30	193,285	180,910
2.50%, 1/1/32	465,530	435,725
2.50%, 2/1/32	81,370	75,174
3.00%, 5/1/32	135,892	126,695
2.50%, 6/1/32	576,754	532,835
3.00%, 11/1/32	132,957	123,959
6.00%, 12/1/32	171,859	174,459
2.50%, 1/1/33	192,674	184,716
5.50%, 10/1/35	20,677	21,048
5.50%, 4/1/37	100,141	101,570
5.63%, 7/15/37	3,355,000	3,766,256
5.00%, 5/1/38	6,790	6,800
5.50%, 6/1/38	55,387	56,617
6.21%, 8/6/38	1,390,000	1,621,671
5.50%, 11/1/38	1,392	1,423
5.00%, 9/1/39	115,703	115,843
6.00%, 7/1/41	219,450	230,200
4.00%, 10/1/41	471,893	448,063

See Notes to Financial Statements.

WisdomTree Trust	115

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.00%, 11/1/41	$46,725	$44,366
4.50%, 1/1/42	94,610	92,234
6.00%, 1/1/42	174,077	182,604
4.00%, 9/1/42	171,624	162,797
2.50%, 2/1/43	137,850	118,041
2.50%, 5/1/43	44,201	37,843
3.50%, 7/1/43	273,814	252,036
3.00%, 8/1/43	325,267	288,812
3.00%, 9/1/43	384,795	341,669
4.50%, 9/1/43	13,493	13,154
3.50%, 10/1/43	103,600	95,217
4.50%, 5/1/44	20,856	20,266
4.00%, 6/1/44	31,233	29,503
4.00%, 7/1/44	208,849	197,286
4.50%, 2/1/45	33,773	32,818
3.50%, 6/1/45	2,723	2,486
4.00%, 6/1/45	288,545	272,569
4.00%, 9/1/45	34,171	32,258
3.00%, 12/1/45	39,668	34,920
4.00%, 1/1/46	72,228	68,185
3.50%, 2/1/46	28,803	26,388
3.50%, 5/1/46	107,480	97,670
3.00%, 6/1/46	32,587	28,671
4.00%, 7/1/46	31,672	29,750
2.50%, 9/1/46	15,895	13,506
2.50%, 10/1/46	19,976	16,974
3.00%, 10/1/46	190,994	168,040
3.00%, 11/1/46	72,220	63,540
2.50%, 12/1/46	36,091	30,667
3.00%, 12/1/46	100,063	88,037
3.50%, 12/1/46	386,474	351,200
2.50%, 1/1/47	44,201	37,558
3.50%, 1/1/47	97,345	88,460
5.50%, 1/1/47	192,870	195,847
3.00%, 5/1/47	498,996	441,624
4.50%, 5/1/47	223,156	216,851
4.00%, 6/1/47	151,044	142,320
3.50%, 7/1/47	843,940	775,647
4.00%, 7/1/47	105,198	98,578
5.00%, 7/1/47	123,296	123,482
4.00%, 8/1/47	74,321	69,729
4.00%, 9/1/47	104,072	97,641
4.50%, 9/1/47	98,043	94,742
4.00%, 10/1/47	401,918	377,083
3.50%, 1/1/48	134,167	121,856
4.50%, 1/1/48	55,328	53,466
3.00%, 2/1/48	83,306	73,264
3.50%, 2/1/48	420,022	381,482
5.00%, 5/1/48	42,589	42,022
3.00%, 8/1/48	350,665	310,348
4.00%, 9/1/48	216,469	202,952
5.00%, 10/1/48	370,805	371,253
3.00%, 11/1/48	880,828	775,392
3.50%, 11/1/48	166,726	151,428
5.00%, 3/1/49	7,412	7,314
4.00%, 4/1/49	11,112	10,399
4.00%, 5/1/49	7,499	7,018
4.50%, 5/1/49	120,130	115,633
3.50%, 6/1/49	175,217	159,140
3.50%, 7/1/49	57,599	52,114
3.00%, 10/1/49	415,882	362,382
3.00%, 12/1/49	416,027	362,508
3.00%, 3/1/50	642,791	559,780
4.00%, 3/1/50	307,664	288,453
5.00%, 3/1/50	91,222	90,026
4.50%, 4/1/50	467,473	451,109
2.50%, 5/1/50	1,917,920	1,614,223
3.50%, 5/1/50	492,653	448,703
2.00%, 7/1/50	801,183	646,543
3.50%, 7/1/50	158,655	144,416
3.00%, 8/1/50	375,792	326,767
2.00%, 9/1/50	2,103,572	1,686,202
2.00%, 10/1/50	2,259,514	1,828,335
1.50%, 11/1/50	259,144	196,342
3.00%, 11/1/50	309,905	271,005
4.00%, 11/1/50	215,674	201,866
1.50%, 12/1/50	1,192,521	903,291
2.00%, 12/1/50	4,499,422	3,611,207
2.00%, 1/1/51	258,958	207,177
2.50%, 2/1/51	590,241	496,947
2.00%, 3/1/51	2,082,453	1,665,062
2.00%, 4/1/51	1,593,723	1,269,169
2.50%, 5/1/51	1,222,916	1,015,050
2.00%, 7/1/51	227,635	182,400
2.50%, 8/1/51	596,092	498,206
2.00%, 9/1/51	1,850,709	1,476,393
2.50%, 9/1/51	179,134	149,184
2.00%, 10/1/51	1,969,433	1,572,445
2.50%, 10/1/51	2,854,591	2,375,534
3.00%, 11/1/51	662,199	572,930
2.50%, 12/1/51	283,530	236,887
0.00%, 1/1/52	493,950	412,379
2.00%, 1/1/52	456,076	364,623
2.50%, 1/1/52	464,483	387,885
3.00%, 1/1/52	237,702	205,333
2.00%, 2/1/52	450,637	359,212
2.50%, 2/1/52	2,206,224	1,841,717
3.00%, 2/1/52	1,227,128	1,064,491
2.00%, 3/1/52	232,157	184,838
2.50%, 3/1/52	1,483,531	1,235,532
3.00%, 3/1/52	154,052	133,603
1.50%, 4/1/52	374,406	283,086
3.50%, 4/1/52	338,662	306,417
2.50%, 5/1/52	441,910	370,392
3.00%, 5/1/52	725,994	628,088
3.50%, 5/1/52	44,534	39,876
4.00%, 5/1/52	703,004	649,909
3.50%, 6/1/52	570,472	511,227
2.50%, 7/1/52	72,357	60,109
3.50%, 7/1/52	96,875	86,740
4.50%, 7/1/52	92,948	88,218
3.50%, 8/1/52	191,163	171,178
4.00%, 8/1/52	236,358	219,235
4.00%, 9/1/52	309,088	285,683
5.00%, 9/1/52	370,864	360,050
5.00%, 10/1/52	186,972	181,334
4.00%, 1/1/53	461,999	426,764
5.50%, 1/1/53	117,803	116,461

See Notes to Financial Statements.

116	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
5.50%, 2/1/53	$94,632	$94,062
5.50%, 3/1/53	24,087	23,810
6.00%, 4/1/53	70,774	70,972
4.00%, 6/1/53	74,309	68,626
4.50%, 6/1/53	123,672	118,107
5.00%, 6/1/53	147,901	143,446
4.50%, 7/1/53	24,737	23,463
5.50%, 7/1/53	98,371	97,298

Total Federal National Mortgage Association		54,588,928

Government National Mortgage Association – 1.1%
3.00%, 3/15/43	256,326	226,799
2.50%, 3/20/43	85,450	74,285
3.00%, 2/20/46	2,125	1,905
2.50%, 2/20/47	52,690	45,545
4.00%, 7/20/47	4,901	4,638
3.50%, 10/20/47	57,118	52,621
3.00%, 11/20/47	87,039	77,667
3.00%, 1/20/48	326,042	290,936
3.50%, 1/20/48	1,290,119	1,186,890
3.00%, 3/20/48	233,546	208,399
3.50%, 3/20/48	517,878	476,439
3.50%, 4/20/48	138,748	127,646
4.00%, 5/20/48	197,327	186,376
4.50%, 5/20/48	487,375	471,426
4.00%, 8/20/48	434,094	410,003
5.00%, 8/20/48	52,520	51,862
3.50%, 9/20/48	3,160	2,909
3.50%, 1/20/49	14,866	13,677
3.50%, 3/20/49	119,960	110,302
3.50%, 1/20/50	2,977	2,737
5.00%, 1/20/50	17,659	17,460
3.50%, 4/20/50	84	78
4.00%, 4/20/50	26,048	24,576
2.50%, 5/20/50	2,851	2,449
5.00%, 5/20/50	6,054	5,999
2.50%, 6/20/50	815,821	700,409
3.50%, 6/20/50	221,832	202,769
4.00%, 6/20/50	95,620	90,218
2.50%, 8/20/50	2,844	2,440
2.00%, 10/20/50	406,304	336,904
2.50%, 10/20/50	4,458	3,818
2.00%, 12/20/50	2,907	2,409
2.50%, 12/20/50	10,980	9,408
1.50%, 3/20/51	87,751	69,953
3.00%, 7/20/51	4,917	4,349
2.00%, 8/20/51	10,203	8,424
2.50%, 10/20/51	677,580	577,685
2.00%, 1/20/52	1,322,234	1,091,288
2.00%, 2/20/52	253,196	208,727
2.50%, 2/20/52	426,278	363,119
3.00%, 4/20/52	45,833	40,318
4.00%, 6/20/52	1,256	1,171
3.00%, 9/20/52	172,773	152,364
5.00%, 9/20/52	47,504	46,226
4.00%, 10/20/52	2,480	2,312
3.00%, 11/20/52	334,191	294,488
4.00%, 11/20/52	1,080	1,007
5.50%, 11/20/52	167,491	165,823
5.00%, 2/20/53	58,884	57,300
4.00%, 3/20/53	438	408
4.50%, 3/20/53	123,323	117,573
5.00%, 3/20/53	73,966	71,967
5.50%, 4/20/53	49,385	48,891
5.50%, 7/20/53	99,804	98,804
5.00%, 9/20/53(b)	475,000	462,258
5.50%, 9/20/53(b)	325,000	321,751
6.00%, 9/20/53(b)	425,000	426,364
6.50%, 10/20/53(b)	100,000	101,208

Total Government National Mortgage Association		10,155,777

Tennessee Valley Authority – 4.2%
4.70%, 7/15/33, Series B	1,950,000	1,970,885
4.65%, 6/15/35	3,250,000	3,201,510
5.88%, 4/1/36	5,960,000	6,630,441
6.15%, 1/15/38	170,000	192,382
5.50%, 6/15/38	2,000,000	2,133,900
5.25%, 9/15/39	7,641,000	7,888,110
3.50%, 12/15/42	3,719,000	3,020,609
4.88%, 1/15/48	1,995,000	1,953,344
5.38%, 4/1/56	3,297,000	3,469,433
4.63%, 9/15/60	3,760,000	3,517,630
4.25%, 9/15/65	4,000,000	3,507,040

Total Tennessee Valley Authority		37,485,284

Uniform Mortgage-Backed Securities – 2.2%
1.50%, 10/1/37(b)	4,800,000	4,110,003
2.50%, 10/1/37(b)	700,000	631,326
3.50%, 10/1/37(b)	650,000	613,683
2.50%, 9/1/38(b)	2,750,000	2,477,597
3.00%, 9/1/38(b)	1,850,000	1,709,627
4.00%, 9/1/38(b)	225,000	216,066
2.00%, 10/1/38(b)	7,200,000	6,322,930
4.50%, 10/1/38(b)	175,000	170,597
5.00%, 10/1/38(b)	200,000	197,763
5.00%, 9/1/53(b)	900,000	872,747
5.50%, 9/1/53(b)	1,550,000	1,531,846
6.00%, 9/1/53(b)	575,000	576,539
6.50%, 9/1/53(b)	275,000	279,348
6.50%, 10/1/53(b)	75,000	76,156

Total Uniform Mortgage-Backed Securities		19,786,228
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $187,569,713)		159,095,550

U.S. GOVERNMENT OBLIGATIONS – 21.4%

U.S. Treasury Bonds – 4.2%
6.13%, 8/15/29	285,000	312,710
3.50%, 2/15/39	85,000	78,220
4.25%, 5/15/39	480,000	481,650
4.50%, 8/15/39	476,000	490,726
4.38%, 11/15/39	525,000	532,793
4.63%, 2/15/40	100,000	104,477
1.13%, 5/15/40	875,000	542,158
4.38%, 5/15/40	165,000	167,088
1.13%, 8/15/40	2,200,000	1,351,281
3.88%, 8/15/40	203,000	192,787
1.38%, 11/15/40	635,000	405,656
4.25%, 11/15/40	150,000	149,414

See Notes to Financial Statements.

WisdomTree Trust	117

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
1.88%, 2/15/41	$1,300,000	$902,484
2.25%, 5/15/41	1,375,000	1,013,525
1.75%, 8/15/41	1,500,000	1,008,398
3.75%, 8/15/41	99,000	91,745
2.00%, 11/15/41	1,950,000	1,365,305
3.13%, 11/15/41	625,000	527,588
2.38%, 2/15/42	950,000	706,934
3.13%, 2/15/42	265,000	222,724
3.00%, 5/15/42	225,000	184,693
3.25%, 5/15/42	1,000,000	854,063
3.38%, 8/15/42	950,000	824,570
4.00%, 11/15/42	1,500,000	1,423,359
3.88%, 2/15/43	650,000	604,856
2.88%, 5/15/43	1,200,000	956,063
3.88%, 5/15/43	1,550,000	1,441,742
3.63%, 8/15/43	274,000	244,930
3.63%, 2/15/44	240,000	214,106
2.50%, 2/15/45	550,000	403,863
2.88%, 8/15/45	305,000	238,591
3.00%, 11/15/45	500,000	399,531
2.50%, 2/15/46	615,000	447,268
2.50%, 5/15/46	560,000	406,788
2.25%, 8/15/46	525,000	361,758
2.88%, 11/15/46	440,000	342,341
3.00%, 2/15/47	390,000	310,141
3.00%, 5/15/47	350,000	278,277
2.75%, 8/15/47	350,000	265,344
2.75%, 11/15/47	460,000	348,414
3.00%, 2/15/48	1,100,000	873,297
3.13%, 5/15/48	625,000	507,715
3.00%, 8/15/48	795,000	631,093
3.38%, 11/15/48	565,000	480,206
3.00%, 2/15/49	1,030,000	817,723
2.88%, 5/15/49	550,000	426,594
2.25%, 8/15/49	310,000	210,945
2.38%, 11/15/49	550,000	384,699
2.00%, 2/15/50	605,000	387,484
1.25%, 5/15/50	508,000	265,708
1.38%, 8/15/50	1,280,000	692,100
1.63%, 11/15/50	1,200,000	694,219
1.88%, 2/15/51	1,320,000	814,584
2.38%, 5/15/51	950,000	660,547
2.00%, 8/15/51	1,170,000	742,950
1.88%, 11/15/51	940,000	577,733
2.25%, 2/15/52	1,375,000	928,125
2.88%, 5/15/52	1,050,000	815,309
3.00%, 8/15/52	1,250,000	996,582
4.00%, 11/15/52	1,700,000	1,640,899
3.63%, 2/15/53	1,000,000	901,172
3.63%, 5/15/53	1,600,000	1,443,375
4.13%, 8/15/53	1,100,000	1,085,305

Total U.S. Treasury Bonds		38,176,725

U.S. Treasury Notes – 17.2%
1.25%, 8/31/24	205,000	196,808
0.38%, 9/15/24	370,000	351,558
1.50%, 9/30/24	615,000	590,520
2.13%, 9/30/24	44,000	42,528
0.63%, 10/15/24	55,000	52,230
1.50%, 10/31/24	100,000	95,781
0.75%, 11/15/24	300,000	284,367
1.50%, 11/30/24	865,000	826,160
2.13%, 11/30/24	500,000	481,328
1.75%, 12/31/24	525,000	501,919
2.25%, 12/31/24	972,000	935,512
1.13%, 1/15/25	345,000	326,712
1.38%, 1/31/25	1,204,000	1,142,671
2.50%, 1/31/25	750,000	723,076
1.50%, 2/15/25	1,325,000	1,258,025
1.13%, 2/28/25	850,000	801,806
2.75%, 2/28/25	250,000	241,592
4.63%, 2/28/25	850,000	844,140
1.75%, 3/15/25	1,000,000	951,211
0.50%, 3/31/25	1,275,000	1,187,717
2.63%, 3/31/25	1,202,000	1,157,817
3.88%, 3/31/25	700,000	687,367
2.63%, 4/15/25	1,300,000	1,251,555
0.38%, 4/30/25	1,000,000	926,738
2.88%, 4/30/25	2,000,000	1,932,070
3.88%, 4/30/25	1,000,000	981,836
2.13%, 5/15/25	1,375,000	1,311,057
2.75%, 5/15/25	1,350,000	1,300,957
0.25%, 5/31/25	2,000,000	1,843,281
2.88%, 5/31/25	565,000	545,225
4.25%, 5/31/25	1,000,000	987,773
2.88%, 6/15/25	2,500,000	2,411,719
0.25%, 6/30/25	1,650,000	1,516,485
2.75%, 6/30/25	2,311,000	2,223,570
4.63%, 6/30/25	1,000,000	994,492
3.00%, 7/15/25	1,000,000	965,918
0.25%, 7/31/25	1,100,000	1,007,660
2.00%, 8/15/25	1,500,000	1,420,254
3.13%, 8/15/25	1,125,000	1,088,481
0.25%, 8/31/25	2,315,000	2,113,794
2.75%, 8/31/25	1,000,000	960,078
0.25%, 9/30/25	1,972,000	1,796,831
4.25%, 10/15/25	1,000,000	988,906
0.25%, 10/31/25	2,000,000	1,815,938
3.00%, 10/31/25	500,000	481,738
2.25%, 11/15/25	2,035,000	1,928,242
4.50%, 11/15/25	1,000,000	993,945
0.38%, 11/30/25	565,000	512,914
2.88%, 11/30/25	1,000,000	960,352
4.00%, 12/15/25	1,000,000	983,945
0.38%, 12/31/25	1,400,000	1,268,641
3.88%, 1/15/26	855,000	838,935
0.38%, 1/31/26	1,746,400	1,576,331
2.63%, 1/31/26	1,000,000	953,125
1.63%, 2/15/26	700,000	650,836
4.00%, 2/15/26	1,316,000	1,295,335
0.50%, 2/28/26	2,500,000	2,257,813
4.63%, 3/15/26	2,500,000	2,498,340
0.75%, 3/31/26	1,120,000	1,016,619
2.25%, 3/31/26	215,000	202,764
3.75%, 4/15/26	2,211,000	2,163,325
0.75%, 4/30/26	1,400,000	1,266,289
1.63%, 5/15/26	1,170,000	1,082,341
3.63%, 5/15/26	2,000,000	1,950,703

See Notes to Financial Statements.

118	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
0.75%, 5/31/26	$1,500,000	$1,352,988
2.13%, 5/31/26	1,000,000	937,188
4.13%, 6/15/26	2,322,000	2,295,333
0.88%, 6/30/26	1,500,000	1,356,152
1.88%, 6/30/26	850,000	790,600
4.50%, 7/15/26	1,300,000	1,297,867
0.63%, 7/31/26	1,000,000	894,414
1.88%, 7/31/26	1,170,000	1,085,769
1.50%, 8/15/26	1,624,000	1,488,942
0.75%, 8/31/26	1,060,000	949,238
1.38%, 8/31/26	335,000	305,714
0.88%, 9/30/26	1,000,000	897,461
1.63%, 9/30/26	100,000	91,852
1.13%, 10/31/26	1,000,000	901,641
2.00%, 11/15/26	1,500,000	1,389,199
1.25%, 11/30/26	1,315,000	1,187,815
1.25%, 12/31/26	1,000,000	902,031
1.75%, 12/31/26	620,000	568,584
1.50%, 1/31/27	2,000,000	1,814,453
2.25%, 2/15/27	500,000	465,000
1.13%, 2/28/27	500,000	447,129
1.88%, 2/28/27	3,250,000	2,982,129
0.63%, 3/31/27	90,000	78,785
2.50%, 3/31/27	2,000,000	1,874,219
0.50%, 4/30/27	300,000	260,648
2.75%, 4/30/27	1,350,000	1,274,432
2.38%, 5/15/27	1,000,000	930,820
0.50%, 5/31/27	460,000	398,529
2.63%, 5/31/27	315,000	295,719
0.50%, 6/30/27	615,000	531,495
3.25%, 6/30/27	1,500,000	1,440,293
0.38%, 7/31/27	1,245,000	1,067,296
2.25%, 8/15/27	595,000	549,445
0.50%, 8/31/27	666,700	572,971
0.38%, 9/30/27	860,000	733,083
4.13%, 9/30/27	250,000	247,715
0.50%, 10/31/27	1,350,000	1,153,723
4.13%, 10/31/27	1,000,000	990,859
2.25%, 11/15/27	540,000	496,673
0.63%, 11/30/27	1,762,400	1,510,707
3.88%, 11/30/27	1,000,000	981,836
0.63%, 12/31/27	1,250,000	1,068,750
3.88%, 12/31/27	800,000	785,500
0.75%, 1/31/28	1,440,000	1,235,194
3.50%, 1/31/28	1,000,000	967,266
2.75%, 2/15/28	650,000	609,020
1.13%, 2/29/28	821,600	715,338
1.25%, 3/31/28	600,000	524,414
1.25%, 4/30/28	1,515,000	1,321,423
2.88%, 5/15/28	590,000	554,669
1.25%, 5/31/28	1,425,000	1,240,696
1.25%, 6/30/28	1,000,000	868,945
1.00%, 7/31/28	1,500,000	1,284,023
2.88%, 8/15/28	950,000	890,811
1.25%, 9/30/28	1,000,000	863,125
1.38%, 10/31/28	1,000,000	866,914
3.13%, 11/15/28	800,000	757,531
1.50%, 11/30/28	275,000	239,572
1.38%, 12/31/28	500,000	432,090
1.75%, 1/31/29	535,000	470,507
2.63%, 2/15/29	1,000,000	920,820
2.38%, 3/31/29	700,000	634,813
2.88%, 4/30/29	1,100,000	1,023,816
2.38%, 5/15/29	1,000,000	905,977
2.75%, 5/31/29	110,000	101,600
3.25%, 6/30/29	150,000	142,248
2.63%, 7/31/29	1,000,000	915,898
1.63%, 8/15/29	555,000	480,682
3.13%, 8/31/29	1,000,000	941,133
3.88%, 9/30/29	400,000	391,969
1.75%, 11/15/29	520,000	452,258
1.50%, 2/15/30	1,000,000	848,359
3.50%, 4/30/30	1,000,000	958,828
0.63%, 5/15/30	1,195,000	948,065
3.75%, 5/31/30	1,000,000	973,047
3.75%, 6/30/30	2,120,000	2,063,025
4.00%, 7/31/30	1,000,000	988,203
0.63%, 8/15/30	2,610,000	2,057,006
1.63%, 5/15/31	1,800,000	1,507,781
1.25%, 8/15/31	620,000	500,747
1.38%, 11/15/31	1,485,000	1,203,778
1.88%, 2/15/32	2,150,000	1,807,344
2.88%, 5/15/32	2,175,000	1,976,871
2.75%, 8/15/32	2,000,000	1,795,469
4.13%, 11/15/32	1,650,000	1,649,484
3.50%, 2/15/33	1,550,000	1,476,254
3.38%, 5/15/33	1,635,000	1,540,604
3.88%, 8/15/33	750,000	736,582

Total U.S. Treasury Notes		154,377,192
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $206,460,427)		192,553,917

CORPORATE BONDS – 46.8%

Australia – 0.2%

BHP Billiton Finance USA Ltd. 4.88%, 2/27/26	250,000	248,297
6.42%, 3/1/26	100,000	102,741

Rio Tinto Finance USA Ltd. 7.13%, 7/15/28	108,000	118,000

Westpac Banking Corp.
2.89%, 2/4/30, (2.894% fixed rate until 2/4/25; 5-year Constant Maturity Treasury Rate + 1.35% thereafter)(c)	300,000	283,434
4.11%, 7/24/34, (4.11% fixed rate until 7/24/29; 5-year Constant Maturity Treasury Rate + 2.00% thereafter)(c)	125,000	109,756
2.67%, 11/15/35, (2.668% fixed rate until 11/15/30; 5-year Constant Maturity Treasury Rate + 1.75% thereafter)(c)	610,000	469,499
2.96%, 11/16/40	195,000	126,775
3.13%, 11/18/41	250,000	163,598

Total Australia		1,622,100

Austria – 0.1%

Suzano Austria GmbH 5.00%, 1/15/30	432,000	401,812
3.75%, 1/15/31	140,000	118,807

Total Austria		520,619

See Notes to Financial Statements.

WisdomTree Trust	119

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Belgium – 0.1%

Anheuser-Busch InBev Worldwide, Inc. 4.00%, 4/13/28	$314,000	$302,605
4.75%, 1/23/29	615,000	609,650
4.90%, 1/23/31	87,000	87,394

Total Belgium		999,649

Bermuda – 0.0%

RenaissanceRe Holdings Ltd. 3.60%, 4/15/29	125,000	112,318

Brazil – 0.1%

Fibria Overseas Finance Ltd. 5.50%, 1/17/27	175,000	174,990

Vale Overseas Ltd. 3.75%, 7/8/30	483,000	423,760
6.88%, 11/21/36	127,000	132,240

Vale SA 5.63%, 9/11/42	100,000	94,503

Total Brazil		825,493

Canada – 2.2%

Bank of Montreal 4.25%, 9/14/24, Series H	500,000	492,115
1.50%, 1/10/25	351,000	332,200
1.85%, 5/1/25	138,000	129,692
0.95%, 1/22/27, (0.949% fixed rate until 1/22/26; Secured Overnight Financing Rate + 0.603% thereafter)(c)	554,000	497,459
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	388,000	343,070

Bank of Nova Scotia 5.25%, 12/6/24	500,000	497,415
4.75%, 2/2/26	750,000	737,055
1.30%, 9/15/26	132,000	116,990
4.59%, 5/4/37, (4.588% fixed rate until 2/4/32; 5-year Constant Maturity Treasury Rate + 2.05% thereafter)(c)	260,000	224,276

Barrick Gold Corp. 5.25%, 4/1/42	200,000	189,230

Barrick North America Finance LLC 5.75%, 5/1/43	93,000	93,074

Barrick PD Australia Finance Pty. Ltd. 5.95%, 10/15/39	25,000	25,430

Bell Telephone Co. of Canada / Bell Canada 4.30%, 7/29/49	148,000	118,293
3.20%, 2/15/52, Series US-6	165,000	108,562

Brookfield Finance, Inc. 4.25%, 6/2/26	250,000	240,778

Canadian Imperial Bank of Commerce 3.30%, 4/7/25	539,000	519,645
3.95%, 8/4/25	500,000	484,680

Canadian National Railway Co. 6.90%, 7/15/28	335,000	362,691

Canadian Natural Resources Ltd. 3.85%, 6/1/27	173,000	163,812
2.95%, 7/15/30	65,000	55,531
6.50%, 2/15/37	104,000	105,542
4.95%, 6/1/47	222,000	193,167

Canadian Pacific Railway Co. 1.35%, 12/2/24	93,000	88,150
2.88%, 11/15/29	138,000	121,545
7.13%, 10/15/31	330,000	367,785
4.80%, 9/15/35	95,000	91,620
3.00%, 12/2/41	240,000	199,238
4.30%, 5/15/43	125,000	106,011
3.50%, 5/1/50	69,000	50,796
4.20%, 11/15/69	65,000	50,309
6.13%, 9/15/2115	110,000	114,259

Cenovus Energy, Inc. 2.65%, 1/15/32	231,000	186,052
5.25%, 6/15/37	270,000	247,787
3.75%, 2/15/52	144,000	101,193

CI Financial Corp. 3.20%, 12/17/30	303,000	233,704
4.10%, 6/15/51	145,000	87,925

Emera U.S. Finance LP 4.75%, 6/15/46	173,000	135,656

Enbridge, Inc.
2.50%, 1/15/25	460,000	440,744
4.25%, 12/1/26	25,000	24,144
3.70%, 7/15/27	55,000	51,895
3.13%, 11/15/29	141,000	124,626
5.70%, 3/8/33	500,000	500,430
4.00%, 11/15/49	200,000	150,428

Fairfax Financial Holdings Ltd. 4.85%, 4/17/28	157,000	151,364

Hydro-Quebec 9.38%, 4/15/30, Series HK	10,000	12,549

Manulife Financial Corp.
4.06%, 2/24/32, (4.061% fixed rate until 2/24/27; 5-year U.S. dollar ICE Swap Rate + 1.647% thereafter)(c)	25,000	23,412

Nutrien Ltd.
3.00%, 4/1/25	177,000	169,670
4.00%, 12/15/26	100,000	95,645
4.20%, 4/1/29	242,000	227,841
4.13%, 3/15/35	57,000	49,645
5.88%, 12/1/36	95,000	94,554
5.25%, 1/15/45	134,000	121,088
5.80%, 3/27/53	125,000	122,278

Rogers Communications, Inc.
2.95%, 3/15/25	260,000	248,199
3.20%, 3/15/27	500,000	462,220
4.50%, 3/15/43	110,000	87,982
5.00%, 3/15/44	98,000	83,472
4.30%, 2/15/48	81,000	60,629
4.35%, 5/1/49	327,000	247,804
4.55%, 3/15/52	59,000	45,736

Royal Bank of Canada
1.60%, 1/21/25	770,000	730,129
4.95%, 4/25/25	500,000	494,615
1.20%, 4/27/26	500,000	448,435
6.00%, 11/1/27	787,000	806,030

Suncor Energy, Inc.
5.95%, 12/1/34	71,000	70,373
6.80%, 5/15/38	93,000	97,193
6.50%, 6/15/38	265,000	271,405
4.00%, 11/15/47	72,000	54,006

Teck Resources Ltd. 6.00%, 8/15/40	6,000	5,685

See Notes to Financial Statements.

120	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

TELUS Corp.
3.70%, 9/15/27	$130,000	$122,313
4.60%, 11/16/48	140,000	115,830

Thomson Reuters Corp. 5.65%, 11/23/43	90,000	82,292

Toronto-Dominion Bank
4.29%, 9/13/24	510,000	502,478
3.77%, 6/6/25	500,000	485,475
5.10%, 1/9/26	250,000	248,093
2.80%, 3/10/27	500,000	458,810
4.11%, 6/8/27	667,000	637,252
4.69%, 9/15/27	220,000	214,507
4.46%, 6/8/32	250,000	233,083

TransCanada PipeLines Ltd.
6.20%, 3/9/26	750,000	750,735
4.75%, 5/15/38	460,000	403,098
7.25%, 8/15/38	125,000	139,371
6.10%, 6/1/40	70,000	70,601
5.10%, 3/15/49	188,000	165,214

Total Canada		19,416,115

Chile – 0.0%

Celulosa Arauco y Constitucion SA 3.88%, 11/2/27	205,000	187,511

Enel Chile SA 4.88%, 6/12/28	180,000	172,467

Total Chile		359,978

China – 0.1%

NXP BV / NXP Funding LLC 5.35%, 3/1/26	139,000	138,156
5.55%, 12/1/28	57,000	57,162

NXP BV / NXP Funding LLC / NXP USA, Inc. 3.88%, 6/18/26	95,000	91,134
4.30%, 6/18/29	237,000	222,157
2.65%, 2/15/32	510,000	408,673
3.13%, 2/15/42	100,000	68,730

Total China		986,012

France – 0.2%

AXA SA 8.60%, 12/15/30	200,000	241,986

Lafarge SA 7.13%, 7/15/36	90,000	99,090

Orange SA 9.00%, 3/1/31	342,000	415,079
5.50%, 2/6/44	145,000	141,720

TotalEnergies Capital International SA 2.83%, 1/10/30	225,000	199,832

TotalEnergies Capital SA 3.88%, 10/11/28	193,000	184,110

Total France		1,281,817

Germany – 0.3%

Deutsche Bank AG
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(c)	510,000	492,405
4.10%, 1/13/26	260,000	247,564
6.12%, 7/14/26, (6.119% fixed rate until 7/14/25; Secured Overnight Financing Rate + 3.91% thereafter)(c)	500,000	497,100
3.55%, 9/18/31, (3.547% fixed rate until 9/18/30; Secured Overnight Financing Rate + 3.043% thereafter)(c)	335,000	280,978
3.73%, 1/14/32, (3.729% fixed rate until 10/14/30; Secured Overnight Financing Rate + 2.757% thereafter)(c)	245,000	189,654

Deutsche Telekom International Finance BV 8.75%, 6/15/30	336,000	395,469
9.25%, 6/1/32	133,000	167,402

Kreditanstalt fuer Wiederaufbau 5.78%, 6/29/37(a)	177,000	96,831

Mercedes-Benz Finance North America LLC 8.50%, 1/18/31	168,000	205,054

Total Germany		2,572,457

Hong Kong – 0.0%

Prudential Funding Asia PLC 3.13%, 4/14/30	91,000	80,245

Ireland – 0.3%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.65%, 10/29/24	485,000	461,075
1.75%, 10/29/24, Series 3NC1	450,000	427,779
3.65%, 7/21/27	210,000	193,435
3.00%, 10/29/28	384,000	333,005
3.30%, 1/30/32	762,000	619,666
3.40%, 10/29/33	295,000	234,206

Total Ireland		2,269,166

Japan – 1.2%

Honda Motor Co. Ltd. 2.27%, 3/10/25	260,000	248,596

Mitsubishi UFJ Financial Group, Inc. 2.19%, 2/25/25	400,000	379,668
1.41%, 7/17/25	500,000	461,980
5.06%, 9/12/25, (5.063% fixed rate until 9/12/24; 1-year Constant Maturity Treasury Rate + 1.55% thereafter)(c)	510,000	505,262
5.72%, 2/20/26, (5.719% fixed rate until 2/20/25; 1-year Constant Maturity Treasury Rate + 1.08% thereafter)(c)	700,000	698,544
3.84%, 4/17/26, (3.837% fixed rate until 4/17/25; 1-year Constant Maturity Treasury Rate + 1.125% thereafter)(c)	500,000	483,905
1.54%, 7/20/27, (1.538% fixed rate until 7/20/26; 1-year Constant Maturity Treasury Rate + 0.75% thereafter)(c)	400,000	356,620
3.29%, 7/25/27	255,000	237,086
3.74%, 3/7/29	226,000	209,267
3.20%, 7/18/29	235,000	207,858
2.31%, 7/20/32, (2.309% fixed rate until 7/20/31; 1-year Constant Maturity Treasury Rate + 0.95% thereafter)(c)	330,000	261,545
Mizuho Financial Group, Inc.
2.23%, 5/25/26, (2.226% fixed rate until 5/25/25; 3-month Secured Overnight Financing Rate + 1.092% thereafter)(c)	200,000	187,130

See Notes to Financial Statements.

WisdomTree Trust	121

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
1.23%, 5/22/27, (1.234% fixed rate until 5/22/26; 1-year Constant Maturity Treasury Rate + 0.67% thereafter)(c)	$410,000	$362,953
4.02%, 3/5/28	200,000	188,658
5.41%, 9/13/28, (5.414% fixed rate until 9/13/27; 1-year Constant Maturity Treasury Rate + 2.05% thereafter)(c)	400,000	396,428
1.98%, 9/8/31, (1.979% fixed rate until 9/8/30; 3-month Secured Overnight Financing Rate + 1.532% thereafter)(c)	240,000	187,246
2.26%, 7/9/32, (2.26% fixed rate until 7/9/31; 1-year Constant Maturity Treasury Rate + 0.90% thereafter)(c)	200,000	155,490

Nomura Holdings, Inc. 2.65%, 1/16/25	596,000	569,603
5.71%, 1/9/26	500,000	496,635
3.10%, 1/16/30	464,000	393,514

ORIX Corp. 3.70%, 7/18/27	90,000	85,060

Sumitomo Mitsui Financial Group, Inc. 1.47%, 7/8/25	590,000	546,617
5.46%, 1/13/26	500,000	498,610
1.40%, 9/17/26	500,000	442,660
5.52%, 1/13/28	200,000	199,952
3.54%, 1/17/28	105,000	97,008
2.47%, 1/14/29	500,000	429,120
3.04%, 7/16/29	410,000	358,143
3.20%, 9/17/29	246,000	215,567
2.93%, 9/17/41	25,000	17,360

Takeda Pharmaceutical Co. Ltd. 5.00%, 11/26/28	366,000	362,966
2.05%, 3/31/30	350,000	288,099
3.03%, 7/9/40	205,000	149,082
3.18%, 7/9/50	260,000	174,957

Total Japan		10,853,189

Luxembourg – 0.0%

ArcelorMittal SA 6.80%, 11/29/32	166,000	170,962
6.75%, 3/1/41	150,000	149,560

Total Luxembourg		320,522

Mexico – 0.1%

America Movil SAB de CV 3.63%, 4/22/29	439,000	402,387

Grupo Televisa SAB 6.63%, 1/15/40	290,000	297,482

Southern Copper Corp. 6.75%, 4/16/40	210,000	228,163
5.88%, 4/23/45	221,000	217,274

Total Mexico		1,145,306

Netherlands – 0.1%

Cooperatieve Rabobank UA 3.75%, 7/21/26	435,000	408,770
5.25%, 8/4/45	270,000	247,946

ING Groep NV
3.87%, 3/28/26, (3.869% fixed rate until 3/28/25; Secured Overnight Financing Rate + 1.64% thereafter)(c)	500,000	484,470

Koninklijke Ahold Delhaize NV 5.70%, 10/1/40	40,000	39,558

Total Netherlands		1,180,744

Norway – 0.0%

Equinor ASA 3.25%, 11/18/49	279,000	198,241
3.70%, 4/6/50	190,000	147,048

Total Norway		345,289

Spain – 0.3%

Banco Santander SA 3.50%, 3/24/25	400,000	385,960
5.15%, 8/18/25	800,000	787,384
1.72%, 9/14/27, (1.722% fixed rate until 9/14/26; 1-year Constant Maturity Treasury Rate + 0.90% thereafter)(c)	400,000	351,672
2.75%, 12/3/30	410,000	317,848

Telefonica Emisiones SA 4.10%, 3/8/27	196,000	186,645
7.05%, 6/20/36	135,000	144,171
4.67%, 3/6/38	170,000	140,877
5.52%, 3/1/49	235,000	205,329

Telefonica Europe BV 8.25%, 9/15/30	160,000	182,725

Total Spain		2,702,611

Switzerland – 0.2%

Credit Suisse AG 7.95%, 1/9/25	500,000	510,735
1.25%, 8/7/26	270,000	237,157
7.50%, 2/15/28	250,000	267,510

UBS Group AG 4.55%, 4/17/26	370,000	358,275
4.88%, 5/15/45	225,000	200,668

Total Switzerland		1,574,345

United Kingdom – 2.3%

AstraZeneca Finance LLC 1.20%, 5/28/26	350,000	316,018
4.88%, 3/3/28	500,000	498,655

AstraZeneca PLC 0.70%, 4/8/26	250,000	224,018

Barclays PLC
2.85%, 5/7/26, (2.852% fixed rate until 5/7/25; Secured Overnight Financing Rate + 2.714% thereafter)(c)	600,000	567,360
7.33%, 11/2/26, (7.325% fixed rate until 11/2/25; 1-year Constant Maturity Treasury Rate + 3.05% thereafter)(c)	582,000	595,316
4.84%, 5/9/28	355,000	329,053
4.97%, 5/16/29, (4.972% fixed rate until 5/16/28; Secured Overnight Financing Rate + 2.255% thereafter)(c)	230,000	218,686
5.09%, 6/20/30, (5.088% fixed rate until 6/20/29; Secured Overnight Financing Rate + 2.255% thereafter)(c)	537,000	492,220
2.65%, 6/24/31, (2.645% fixed rate until 6/24/30; 1-year Constant Maturity Treasury Rate + 1.90% thereafter)(c)	1,130,000	901,808
5.75%, 8/9/33, (5.746% fixed rate until 8/9/32; 1-year Constant Maturity Treasury Rate + 3.00% thereafter)(c)	325,000	311,828
5.25%, 8/17/45	105,500	94,811
4.95%, 1/10/47	363,000	313,628

BAT Capital Corp. 3.56%, 8/15/27	126,000	116,917

See Notes to Financial Statements.

122	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
2.26%, 3/25/28	$300,000	$258,480
3.46%, 9/6/29	162,000	141,444
4.91%, 4/2/30	53,000	49,961
4.39%, 8/15/37	345,000	273,312
4.76%, 9/6/49	260,000	192,894
3.98%, 9/25/50	145,000	96,019
7.08%, 8/2/53	500,000	492,585

BAT International Finance PLC 1.67%, 3/25/26	387,000	350,591

British Telecommunications PLC 5.13%, 12/4/28	125,000	122,450
9.63%, 12/15/30	296,000	360,726

CNH Industrial NV 3.85%, 11/15/27	89,000	84,076

Diageo Capital PLC 5.50%, 1/24/33	250,000	259,975

GlaxoSmithKline Capital, Inc. 3.63%, 5/15/25	250,000	243,873
3.88%, 5/15/28	21,000	20,268

HSBC Holdings PLC
2.63%, 11/7/25, (2.633% fixed rate until 11/7/24; 3-month Secured Overnight Financing Rate + 1.402% thereafter)(c)	500,000	479,525
3.00%, 3/10/26, (2.999% fixed rate until 3/10/25; Secured Overnight Financing Rate + 1.43% thereafter)(c)	500,000	477,370
1.65%, 4/18/26, (1.645% fixed rate until 4/18/25; Secured Overnight Financing Rate + 1.538% thereafter)(c)	500,000	465,795
4.29%, 9/12/26, (4.292% fixed rate until 9/12/25; 3-month Secured Overnight Financing Rate + 1.609% thereafter)(c)	500,000	482,355
2.25%, 11/22/27, (2.251% fixed rate until 11/22/26; Secured Overnight Financing Rate + 1.10% thereafter)(c)	750,000	669,202
4.76%, 6/9/28, (4.755% fixed rate until 6/9/27; Secured Overnight Financing Rate + 2.11% thereafter)(c)	600,000	575,814
4.58%, 6/19/29, (4.583% fixed rate until 6/19/28; 3-month Secured Overnight Financing Rate + 1.796% thereafter)(c)	390,000	368,293
4.95%, 3/31/30	1,000,000	962,940
2.80%, 5/24/32, (2.804% fixed rate until 5/24/31; Secured Overnight Financing Rate + 1.187% thereafter)(c)	487,000	389,269
6.50%, 5/2/36	775,000	788,702
6.50%, 9/15/37	604,000	618,889

Lloyds Banking Group PLC 4.50%, 11/4/24	425,000	415,964
3.51%, 3/18/26, (3.511% fixed rate until 3/18/25; 1-year Constant Maturity Treasury Rate + 1.60% thereafter)(c)	750,000	721,320
3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; Secured Overnight Financing Rate + 1.558% thereafter)(c)	500,000	454,430
4.34%, 1/9/48(d)	214,000	160,061

NatWest Group PLC
1.64%, 6/14/27, (1.642% fixed rate until 6/14/26; 1-year Constant Maturity Treasury Rate + 0.90% thereafter)(c)	500,000	444,350
4.89%, 5/18/29, (4.892% fixed rate until 5/18/28; Secured Overnight Financing Rate + 3.983% thereafter)(c)	211,000	201,222
3.75%, 11/1/29, (3.754% fixed rate until 11/1/24; 5-year Constant Maturity Treasury Rate + 2.10% thereafter)(c)	310,000	295,442
5.08%, 1/27/30, (5.076% fixed rate until 1/27/29; Secured Overnight Financing Rate + 3.983% thereafter)(c)	500,000	476,775

nVent Finance Sarl 4.55%, 4/15/28	84,000	79,564

RELX Capital, Inc. 4.00%, 3/18/29	171,000	162,590
3.00%, 5/22/30	195,000	171,401

Reynolds American, Inc. 5.70%, 8/15/35	290,000	268,288
5.85%, 8/15/45	326,000	283,359
Santander UK Group Holdings PLC
6.83%, 11/21/26, (6.833% fixed rate until 11/21/25; Secured Overnight Financing Rate + 2.749% thereafter)(c)	500,000	506,295
2.90%, 3/15/32, (2.896% fixed rate until 3/15/31; Secured Overnight Financing Rate + 1.475% thereafter)(c)	250,000	200,270

Unilever Capital Corp. 2.90%, 5/5/27	410,000	382,969

Vodafone Group PLC 4.13%, 5/30/25	250,000	244,403
7.88%, 2/15/30	164,000	184,917
5.25%, 5/30/48	452,000	408,472
4.88%, 6/19/49	283,000	240,264

Total United Kingdom		20,507,482

United States – 39.0%

3M Co. 2.88%, 10/15/27(d)	250,000	230,287

AbbVie, Inc. 3.80%, 3/15/25	711,000	692,493
3.60%, 5/14/25	836,000	810,836
2.95%, 11/21/26	65,000	60,844
4.25%, 11/14/28	166,000	160,715
3.20%, 11/21/29	634,000	571,830
4.55%, 3/15/35	266,000	251,724
4.50%, 5/14/35	244,000	229,653
4.05%, 11/21/39	180,000	154,462
4.75%, 3/15/45	563,000	505,951
4.70%, 5/14/45	240,000	215,849
4.45%, 5/14/46	112,000	97,007
4.25%, 11/21/49	510,000	429,874

Activision Blizzard, Inc. 3.40%, 9/15/26	100,000	95,575
1.35%, 9/15/30	230,000	183,804
2.50%, 9/15/50	150,000	95,550

See Notes to Financial Statements.

WisdomTree Trust	123

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Adobe, Inc. 2.15%, 2/1/27	$500,000	$459,315
2.30%, 2/1/30	44,000	38,220

Advance Auto Parts, Inc. 3.50%, 3/15/32	30,000	24,148

Adventist Health System 2.95%, 3/1/29	215,000	187,246

AEP Texas, Inc. 3.95%, 6/1/28	120,000	112,808
3.80%, 10/1/47	25,000	18,153
3.45%, 5/15/51	265,000	180,897

AES Corp. 2.45%, 1/15/31	122,000	96,950

Aetna, Inc. 6.63%, 6/15/36	119,000	127,826
4.13%, 11/15/42	60,000	47,770
4.75%, 3/15/44	120,000	103,496
3.88%, 8/15/47	76,000	57,088

Agilent Technologies, Inc. 2.30%, 3/12/31	564,000	462,277

Air Lease Corp. 3.25%, 3/1/25	100,000	95,832
3.63%, 4/1/27	186,000	172,932
4.63%, 10/1/28	605,000	570,497
3.25%, 10/1/29	100,000	87,279

Air Products & Chemicals, Inc. 2.05%, 5/15/30	176,000	148,674

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	95,000	89,199
4.50%, 7/30/29	42,000	39,787
3.38%, 8/15/31	810,000	699,978
4.00%, 2/1/50	35,000	26,212
3.00%, 5/18/51	150,000	90,741

Allstate Corp. 3.28%, 12/15/26	98,000	92,750
4.20%, 12/15/46	400,000	317,384

Ally Financial, Inc. 5.80%, 5/1/25	500,000	492,680
8.00%, 11/1/31	420,000	436,516

Altria Group, Inc. 4.80%, 2/14/29	366,000	354,782
3.40%, 2/4/41	555,000	378,527
5.38%, 1/31/44(d)	200,000	186,176
3.88%, 9/16/46	317,000	218,816
5.95%, 2/14/49	112,000	104,261
3.70%, 2/4/51	385,000	251,224

Amcor Flexibles North America, Inc. 2.69%, 5/25/31	325,000	265,213

Ameren Corp. 3.65%, 2/15/26	2,000	1,915
1.75%, 3/15/28	212,000	182,201

Ameren Illinois Co. 1.55%, 11/15/30	125,000	97,655

American Electric Power Co., Inc. 4.30%, 12/1/28, Series J	180,000	171,650
3.25%, 3/1/50	40,000	26,273

American Equity Investment Life Holding Co. 5.00%, 6/15/27	50,000	48,008

American Express Co. 2.25%, 3/4/25	750,000	713,242
3.95%, 8/1/25	500,000	485,350
4.90%, 2/13/26	750,000	740,700
2.55%, 3/4/27	500,000	454,945

American Homes 4 Rent LP 4.25%, 2/15/28	87,000	82,459
4.90%, 2/15/29	141,000	135,670

American Honda Finance Corp. 2.15%, 9/10/24	510,000	492,410
1.50%, 1/13/25	150,000	142,302
5.00%, 5/23/25	500,000	495,665
1.00%, 9/10/25	150,000	137,525
1.80%, 1/13/31	145,000	116,348

American International Group, Inc. 2.50%, 6/30/25	500,000	473,360
3.88%, 1/15/35	263,000	227,524
4.38%, 6/30/50	156,000	129,379

American Tower Corp. 1.60%, 4/15/26	400,000	361,548
3.55%, 7/15/27	175,000	162,327
1.50%, 1/31/28	181,000	152,080
3.80%, 8/15/29	489,000	445,034
2.90%, 1/15/30	415,000	354,161
2.30%, 9/15/31	290,000	227,050
3.10%, 6/15/50	120,000	75,134
2.95%, 1/15/51	226,000	136,820

American Water Capital Corp. 3.40%, 3/1/25	100,000	96,907
2.95%, 9/1/27	32,000	29,533
3.75%, 9/1/28	334,000	317,113
4.45%, 6/1/32	250,000	237,705
4.00%, 12/1/46	78,000	62,015
4.20%, 9/1/48	80,000	66,238

Amgen, Inc. 1.90%, 2/21/25	850,000	808,367
2.20%, 2/21/27	135,000	122,734
2.45%, 2/21/30	424,000	360,739
2.00%, 1/15/32	35,000	27,463
3.35%, 2/22/32	171,000	149,257
4.20%, 3/1/33	400,000	368,312
5.25%, 3/2/33	750,000	746,437
2.80%, 8/15/41	220,000	151,925
5.60%, 3/2/43	250,000	245,765
4.40%, 5/1/45	776,000	652,663
4.56%, 6/15/48	400,000	341,696
3.38%, 2/21/50	300,000	210,684
4.66%, 6/15/51	112,000	96,501
3.00%, 1/15/52	356,000	231,941
5.65%, 3/2/53	500,000	496,225

Amphenol Corp. 2.80%, 2/15/30	220,000	191,853

Analog Devices, Inc. 3.50%, 12/5/26	83,000	79,502

Aon Corp. 4.50%, 12/15/28	673,000	652,023

Aon Corp. / Aon Global Holdings PLC 2.60%, 12/2/31	49,000	40,227
2.90%, 8/23/51	243,000	154,699

Aon Global Ltd. 3.88%, 12/15/25	50,000	48,393
4.75%, 5/15/45	25,000	21,836

Apache Corp. 4.75%, 4/15/43	350,000	267,897

Appalachian Power Co. 3.30%, 6/1/27, Series X	100,000	93,180

See Notes to Financial Statements.

124	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Aptiv PLC 4.35%, 3/15/29(d)	$75,000	$72,418
5.40%, 3/15/49(d)	150,000	131,972
3.10%, 12/1/51	164,000	100,227

Arch Capital Group Ltd. 3.64%, 6/30/50	72,000	52,168

Arch Capital Group U.S., Inc. 5.14%, 11/1/43	95,000	84,715

Ares Capital Corp. 3.25%, 7/15/25	250,000	234,492
2.88%, 6/15/28	356,000	301,044

Arizona Public Service Co. 2.95%, 9/15/27	33,000	30,358

Arrow Electronics, Inc. 3.88%, 1/12/28	212,000	196,246

Arthur J Gallagher & Co. 3.50%, 5/20/51	190,000	131,560

Assurant, Inc. 4.90%, 3/27/28	50,000	48,391

Assured Guaranty U.S. Holdings, Inc. 3.60%, 9/15/51	60,000	39,925

AT&T, Inc. 3.88%, 1/15/26	65,000	62,675
1.70%, 3/25/26	517,000	471,442
2.30%, 6/1/27	169,000	151,382
4.10%, 2/15/28	109,000	103,498
4.35%, 3/1/29	509,000	481,713
4.30%, 2/15/30	283,000	263,895
2.75%, 6/1/31	718,000	593,011
2.25%, 2/1/32	495,000	386,392
2.55%, 12/1/33	319,000	243,579
4.50%, 5/15/35	114,000	101,314
5.25%, 3/1/37	73,000	69,252
4.85%, 3/1/39	135,000	120,041
3.50%, 6/1/41	700,000	513,807
4.65%, 6/1/44	522,000	432,618
5.15%, 11/15/46	22,000	19,396
4.55%, 3/9/49	29,000	23,332
5.15%, 2/15/50	205,000	181,183
3.65%, 6/1/51	200,000	137,264
3.30%, 2/1/52	214,000	139,526
3.50%, 9/15/53	375,000	247,125
3.55%, 9/15/55	559,000	365,139
3.80%, 12/1/57	682,000	460,616
3.65%, 9/15/59	744,000	482,454
3.85%, 6/1/60	460,000	313,637

Athene Holding Ltd. 4.13%, 1/12/28	275,000	257,020
3.95%, 5/25/51	38,000	26,471

Autodesk, Inc. 3.50%, 6/15/27	253,000	239,070
2.40%, 12/15/31	20,000	16,241

AutoZone, Inc. 3.75%, 6/1/27	163,000	155,284
3.75%, 4/18/29	193,000	178,006
1.65%, 1/15/31	245,000	190,507

AvalonBay Communities, Inc. 3.20%, 1/15/28	85,000	78,610
3.30%, 6/1/29	175,000	158,568

Avangrid, Inc. 3.80%, 6/1/29	115,000	104,423

Avery Dennison Corp. 4.88%, 12/6/28	41,000	40,107

AXIS Specialty Finance LLC 3.90%, 7/15/29	225,000	204,426

Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 3.34%, 12/15/27	10,000	9,284
3.14%, 11/7/29	245,000	218,128

Baltimore Gas & Electric Co. 2.25%, 6/15/31	315,000	258,675

Bank of America Corp. 4.00%, 1/22/25	513,000	500,380
3.95%, 4/21/25, Series L	337,000	326,647
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month Secured Overnight Financing Rate + 1.352% thereafter)(c)	610,000	591,249
2.46%, 10/22/25, (2.456% fixed rate until 10/22/24; 3-month Secured Overnight Financing Rate + 1.132% thereafter)(c)	600,000	576,864
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month Secured Overnight Financing Rate + 1.072% thereafter)(c)	169,000	162,965
3.38%, 4/2/26, (3.384% fixed rate until 4/2/25; Secured Overnight Financing Rate + 1.33% thereafter)(c)	500,000	480,715
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(c)	1,000,000	920,320
5.08%, 1/20/27, (5.08% fixed rate until 1/20/26; Secured Overnight Financing Rate + 1.29% thereafter)(c)	500,000	493,570
1.66%, 3/11/27, Series N, (1.658% fixed rate until 3/11/26; Secured Overnight Financing Rate + 0.91% thereafter)(c)	880,000	795,397
3.56%, 4/23/27, (3.559% fixed rate until 4/23/26; 3-month Secured Overnight Financing Rate + 1.322% thereafter)(c)	260,000	246,454
1.73%, 7/22/27, (1.734% fixed rate until 7/22/26; Secured Overnight Financing Rate + 0.96% thereafter)(c)	1,010,000	904,112
4.38%, 4/27/28, (4.376% fixed rate until 4/27/27; Secured Overnight Financing Rate + 1.58% thereafter)(c)	710,000	681,508
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month Secured Overnight Financing Rate + 1.302% thereafter)(c)	150,000	137,582
3.97%, 3/5/29, (3.97% fixed rate until 3/5/28; 3-month Secured Overnight Financing Rate + 1.332% thereafter)(c)	75,000	70,061
5.20%, 4/25/29, (5.202% fixed rate until 4/25/28; Secured Overnight Financing Rate + 1.63% thereafter)(c)	250,000	246,162

See Notes to Financial Statements.

WisdomTree Trust	125

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
2.09%, 6/14/29, (2.087% fixed rate until 6/14/28; Secured Overnight Financing Rate + 1.06% thereafter)(c)	$156,000	$133,140
2.88%, 10/22/30, (2.884% fixed rate until 10/22/29; 3-month Secured Overnight Financing Rate + 1.452% thereafter)(c)	155,000	132,995
2.50%, 2/13/31, (2.496% fixed rate until 2/13/30; 3-month Secured Overnight Financing Rate + 1.252% thereafter)(c)	580,000	482,537
2.65%, 3/11/32, Series N, (2.651% fixed rate until 3/11/31; Secured Overnight Financing Rate + 1.22% thereafter)(c)	1,106,000	907,097
2.69%, 4/22/32, (2.687% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.32% thereafter)(c)	1,093,000	894,675
5.02%, 7/22/33, (5.015% fixed rate until 7/22/32; Secured Overnight Financing Rate + 2.16% thereafter)(c)	260,000	250,190
2.48%, 9/21/36, (2.482% fixed rate until 9/21/31; 5-year Constant Maturity Treasury Rate + 1.20% thereafter)(c)	294,000	223,596

BankUnited, Inc. 5.13%, 6/11/30	130,000	111,896

Baxalta, Inc. 5.25%, 6/23/45	14,000	13,358

Baxter International, Inc. 3.95%, 4/1/30	400,000	366,724
1.73%, 4/1/31	310,000	239,143

Becton Dickinson & Co. 1.96%, 2/11/31	609,000	490,093
4.69%, 12/15/44	33,000	29,286
4.67%, 6/6/47	99,000	87,793

Berkshire Hathaway Energy Co. 3.25%, 4/15/28	93,000	85,673

Berry Global, Inc. 1.65%, 1/15/27	275,000	238,755

Biogen, Inc. 2.25%, 5/1/30	194,000	159,728
3.15%, 5/1/50	120,000	78,463
3.25%, 2/15/51	157,000	104,581

Black Hills Corp. 2.50%, 6/15/30	50,000	41,024
4.35%, 5/1/33	145,000	128,386
3.88%, 10/15/49	114,000	81,133

Blackstone Private Credit Fund 2.70%, 1/15/25	305,000	288,722
2.63%, 12/15/26	250,000	215,282

Blackstone Secured Lending Fund 3.63%, 1/15/26	480,000	445,061

Block Financial LLC 3.88%, 8/15/30	355,000	313,831

Blue Owl Capital Corp. 2.88%, 6/11/28	300,000	248,934

Blue Owl Credit Income Corp. 3.13%, 9/23/26	82,000	72,462

Blue Owl Technology Finance Corp. 2.50%, 1/15/27	300,000	252,948

Boardwalk Pipelines LP 3.40%, 2/15/31	380,000	324,288

Boeing Co. 4.88%, 5/1/25	600,000	591,804
2.20%, 2/4/26	513,000	473,514
2.80%, 3/1/27	285,000	260,510
3.25%, 3/1/28	249,000	227,237
5.15%, 5/1/30	373,000	367,215
3.63%, 2/1/31	509,000	454,669
3.60%, 5/1/34	459,000	389,154
3.55%, 3/1/38	50,000	38,397
6.88%, 3/15/39	155,000	170,877
5.88%, 2/15/40	130,000	129,614
3.85%, 11/1/48	25,000	18,255
3.90%, 5/1/49	500,000	374,580
3.75%, 2/1/50	60,000	43,792
5.81%, 5/1/50	471,000	458,881
3.95%, 8/1/59	50,000	35,786

Bon Secours Mercy Health, Inc. 3.46%, 6/1/30	55,000	49,250
2.10%, 6/1/31, Series 20-2	100,000	79,991

Booking Holdings, Inc. 4.63%, 4/13/30	425,000	415,828

BorgWarner, Inc. 4.38%, 3/15/45	52,000	41,129

Boston Properties LP 4.50%, 12/1/28	50,000	46,194
2.90%, 3/15/30	35,000	28,508
2.45%, 10/1/33	650,000	460,934

Boston Scientific Corp. 6.50%, 11/15/35	165,000	179,400
4.70%, 3/1/49	22,000	19,742

BP Capital Markets America, Inc. 3.41%, 2/11/26	250,000	240,395
3.02%, 1/16/27	212,000	199,076
4.81%, 2/13/33	400,000	387,300

Brandywine Operating Partnership LP 4.55%, 10/1/29	195,000	153,767

Brighthouse Financial, Inc. 5.63%, 5/15/30(d)	400,000	386,836
4.70%, 6/22/47	25,000	18,615

Bristol-Myers Squibb Co. 0.75%, 11/13/25	500,000	455,700
3.20%, 6/15/26	500,000	476,760
1.45%, 11/13/30	113,000	89,662

Brixmor Operating Partnership LP 4.05%, 7/1/30	381,000	344,874

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	119,000	113,076

Broadcom, Inc. 3.63%, 10/15/24	100,000	97,814
3.46%, 9/15/26	342,000	323,980

See Notes to Financial Statements.

126	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.75%, 4/15/29	$315,000	$303,638
5.00%, 4/15/30(d)	250,000	246,275
4.15%, 11/15/30	985,000	900,763
2.60%, 2/15/33(e)	255,000	197,138
3.42%, 4/15/33(e)	650,000	538,479
3.47%, 4/15/34(e)	203,000	165,981
3.50%, 2/15/41(e)	434,000	318,048
3.75%, 2/15/51(e)	120,000	85,990

Broadridge Financial Solutions, Inc. 2.90%, 12/1/29	125,000	107,884

Broadstone Net Lease LLC 2.60%, 9/15/31	150,000	108,333

Brown & Brown, Inc. 2.38%, 3/15/31	420,000	335,937

Brunswick Corp. 2.40%, 8/18/31	70,000	53,725

Bunge Ltd. Finance Corp. 3.75%, 9/25/27	114,000	107,430
2.75%, 5/14/31	207,000	173,344

Burlington Northern Santa Fe LLC 3.25%, 6/15/27	100,000	94,914

Camden Property Trust 2.80%, 5/15/30	20,000	17,365

Campbell Soup Co. 2.38%, 4/24/30	175,000	145,947
4.80%, 3/15/48	143,000	123,991

Capital One Financial Corp.
2.64%, 3/3/26, (2.636% fixed rate until 3/3/25; Secured Overnight Financing Rate + 1.29% thereafter)(c)	500,000	472,650
4.99%, 7/24/26, (4.985% fixed rate until 7/24/25; Secured Overnight Financing Rate + 2.16% thereafter)(c)	500,000	488,925
3.75%, 3/9/27	468,000	435,788
3.80%, 1/31/28	290,000	266,301
2.36%, 7/29/32, (2.359% fixed rate until 7/29/31; Secured Overnight Financing Rate + 1.337% thereafter)(c)	500,000	356,660
5.27%, 5/10/33, (5.268% fixed rate until 5/10/32; Secured Overnight Financing Rate + 2.37% thereafter)(c)	200,000	186,102

Cardinal Health, Inc. 3.41%, 6/15/27	184,000	172,366
4.60%, 3/15/43	50,000	40,790
4.90%, 9/15/45	75,000	62,986

Carlisle Cos., Inc. 3.75%, 12/1/27	126,000	118,929
2.75%, 3/1/30	27,000	22,888

Carrier Global Corp. 2.70%, 2/15/31	305,000	256,047
3.38%, 4/5/40	215,000	161,736
3.58%, 4/5/50	221,000	158,404

Caterpillar Financial Services Corp. 2.15%, 11/8/24	750,000	722,325
3.40%, 5/13/25	350,000	339,363

Cboe Global Markets, Inc. 1.63%, 12/15/30	117,000	92,118

CDW LLC / CDW Finance Corp. 5.50%, 12/1/24	90,000	89,503
3.57%, 12/1/31	662,000	560,568

Celanese U.S. Holdings LLC 6.05%, 3/15/25	136,000	136,126
6.35%, 11/15/28	300,000	301,089
6.70%, 11/15/33	300,000	301,530

Cencora, Inc. 3.45%, 12/15/27	167,000	156,977
2.70%, 3/15/31	420,000	353,451

Centene Corp. 4.63%, 12/15/29	500,000	460,070
3.00%, 10/15/30	500,000	416,760
2.50%, 3/1/31	605,000	483,002

CenterPoint Energy Houston Electric LLC 3.00%, 2/1/27, Series AA	500,000	467,090

CenterPoint Energy Resources Corp. 4.00%, 4/1/28	95,000	90,481

CenterPoint Energy, Inc. 1.45%, 6/1/26	100,000	89,834

CF Industries, Inc. 4.95%, 6/1/43	185,000	156,451

Charles Schwab Corp. 4.20%, 3/24/25	630,000	615,964
3.85%, 5/21/25	500,000	484,785
0.90%, 3/11/26	53,000	47,319
1.95%, 12/1/31	265,000	203,509

Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 7/23/25	500,000	491,375
5.05%, 3/30/29	90,000	85,713
2.80%, 4/1/31	444,000	357,873
6.38%, 10/23/35	519,000	503,778
3.50%, 6/1/41	230,000	152,297
3.50%, 3/1/42	56,000	36,645
6.48%, 10/23/45	72,000	66,223
5.38%, 5/1/47	524,000	418,907
5.75%, 4/1/48	47,000	39,651
5.13%, 7/1/49	215,000	165,829
4.80%, 3/1/50	150,000	110,970
3.70%, 4/1/51	280,000	174,020
3.90%, 6/1/52	290,000	185,617
5.25%, 4/1/53	121,000	95,911
4.40%, 12/1/61	232,000	152,925
3.95%, 6/30/62	186,000	112,372

Cheniere Corpus Christi Holdings LLC 5.13%, 6/30/27	425,000	420,780
3.70%, 11/15/29	75,000	68,257

Cheniere Energy Partners LP 4.00%, 3/1/31	350,000	309,333
3.25%, 1/31/32	474,000	391,647

Chubb INA Holdings, Inc. 1.38%, 9/15/30	655,000	515,793

Church & Dwight Co., Inc. 3.15%, 8/1/27	339,000	319,118

Cigna Group 4.13%, 11/15/25	150,000	146,171

See Notes to Financial Statements.

WisdomTree Trust	127

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.40%, 3/1/27	$380,000	$357,382
3.05%, 10/15/27	165,000	152,140
4.38%, 10/15/28	509,000	490,248
2.38%, 3/15/31	637,000	524,429
4.80%, 8/15/38	121,000	111,465
4.80%, 7/15/46	131,000	116,273
3.88%, 10/15/47	469,000	357,875
4.90%, 12/15/48	160,000	142,475
3.40%, 3/15/50	230,000	160,956

Cintas Corp. No. 2 3.70%, 4/1/27	298,000	286,041

Cisco Systems, Inc. 2.50%, 9/20/26	500,000	468,120

Citigroup, Inc. 4.40%, 6/10/25	620,000	604,748
5.50%, 9/13/25	500,000	497,450
1.28%, 11/3/25, (1.281% fixed rate until 11/3/24; Secured Overnight Financing Rate + 0.528% thereafter)(c)	500,000	473,090
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(c)	500,000	478,640
5.61%, 9/29/26, (5.61% fixed rate until 9/29/25; Secured Overnight Financing Rate + 1.546% thereafter)(c)	750,000	746,835
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(c)	687,000	615,751
4.45%, 9/29/27	311,000	297,440
3.67%, 7/24/28, (3.668% fixed rate until 7/24/27; 3-month Secured Overnight Financing Rate + 1.652% thereafter)(c)	235,000	218,691
4.13%, 7/25/28	65,000	60,668
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month Secured Overnight Financing Rate + 1.454% thereafter)(c)	653,000	612,775
2.98%, 11/5/30, (2.976% fixed rate until 11/5/29; Secured Overnight Financing Rate + 1.422% thereafter)(c)	315,000	271,023
2.67%, 1/29/31, (2.666% fixed rate until 1/29/30; Secured Overnight Financing Rate + 1.146% thereafter)(c)	158,000	132,453
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(c)	510,000	473,892
2.56%, 5/1/32, (2.561% fixed rate until 5/1/31; Secured Overnight Financing Rate + 1.167% thereafter)(c)	262,000	211,067
6.63%, 6/15/32	336,000	350,388
3.06%, 1/25/33, (3.057% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.351% thereafter)(c)	467,000	385,210
3.79%, 3/17/33, (3.785% fixed rate until 3/17/32; Secured Overnight Financing Rate + 1.939% thereafter)(c)	200,000	174,102
6.00%, 10/31/33	50,000	50,381
6.68%, 9/13/43	54,000	56,796
4.75%, 5/18/46	210,000	176,177

Citizens Financial Group, Inc. 2.85%, 7/27/26	309,000	280,538
2.50%, 2/6/30	75,000	60,305
2.64%, 9/30/32	354,000	258,576

Clorox Co. 3.10%, 10/1/27	125,000	115,674
4.60%, 5/1/32	20,000	19,347

CMS Energy Corp. 3.45%, 8/15/27	157,000	146,534
4.75%, 6/1/50, (4.75% fixed rate until 3/1/30; 5-year Constant Maturity Treasury Rate + 4.116% thereafter)(c)	82,000	71,751

CNA Financial Corp. 2.05%, 8/15/30	460,000	368,948

Coca-Cola Co. 3.38%, 3/25/27	500,000	479,005
2.90%, 5/25/27	115,000	108,166
2.00%, 3/5/31	349,000	290,347

Comcast Corp. 3.38%, 8/15/25	500,000	483,380
3.95%, 10/15/25	750,000	730,717
3.30%, 2/1/27	384,000	363,314
2.65%, 2/1/30	206,000	179,160
1.95%, 1/15/31	85,000	68,813
1.50%, 2/15/31	416,000	325,828

CommonSpirit Health 1.55%, 10/1/25	500,000	459,555

Conagra Brands, Inc. 7.00%, 10/1/28	78,000	83,323
4.85%, 11/1/28	187,000	182,048
8.25%, 9/15/30(d)	335,000	383,421
5.40%, 11/1/48	10,000	9,092

ConocoPhillips 6.95%, 4/15/29	130,000	143,078

Consolidated Edison Co. of New York, Inc. 2.40%, 6/15/31	178,000	147,720

Constellation Brands, Inc. 3.70%, 12/6/26	190,000	180,943
3.50%, 5/9/27	587,000	552,543
2.88%, 5/1/30	210,000	181,188
4.50%, 5/9/47	160,000	134,261
4.10%, 2/15/48	114,000	90,659

Constellation Energy Generation LLC 6.25%, 10/1/39	31,000	31,441
5.60%, 6/15/42	112,000	105,912

Consumers Energy Co. 3.80%, 11/15/28	33,000	31,244

Continental Airlines Pass-Through Trust 4.00%, 4/29/26, Series 2012-2, Class A	8,714	8,518

Corebridge Financial, Inc. 3.85%, 4/5/29	250,000	229,132
3.90%, 4/5/32	250,000	218,670

Corning, Inc. 4.75%, 3/15/42	75,000	67,375
5.45%, 11/15/79	270,000	242,190

Costco Wholesale Corp. 1.38%, 6/20/27	411,000	363,546
1.60%, 4/20/30	125,000	103,215

Crown Castle, Inc. 1.35%, 7/15/25	50,000	46,180
4.00%, 3/1/27	193,000	183,373
3.65%, 9/1/27	104,000	96,955
3.80%, 2/15/28	53,000	49,338
4.30%, 2/15/29	328,000	308,664
3.10%, 11/15/29	145,000	126,381

See Notes to Financial Statements.

128	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
2.25%, 1/15/31	$640,000	$514,093
4.75%, 5/15/47	190,000	157,449
5.20%, 2/15/49	115,000	102,203

CSX Corp. 3.35%, 11/1/25	500,000	480,850
3.25%, 6/1/27	149,000	140,288
3.80%, 3/1/28	117,000	111,438
2.40%, 2/15/30	110,000	94,054
4.10%, 11/15/32	232,000	218,006
6.00%, 10/1/36	100,000	104,949
4.10%, 3/15/44	71,000	59,100
3.80%, 11/1/46	130,000	101,707
4.75%, 11/15/48	160,000	143,482
4.50%, 3/15/49	218,000	189,034
3.80%, 4/15/50	75,000	58,225
4.65%, 3/1/68	60,000	51,839

CubeSmart LP 2.25%, 12/15/28	78,000	66,228
4.38%, 2/15/29(d)	150,000	140,637
2.50%, 2/15/32	200,000	157,872

CVS Health Corp. 3.88%, 7/20/25	435,000	422,085
5.00%, 2/20/26	500,000	496,400
6.25%, 6/1/27	100,000	102,963
4.30%, 3/25/28	547,000	526,039
3.25%, 8/15/29	641,000	573,067
4.88%, 7/20/35	653,000	608,126
4.78%, 3/25/38	250,000	224,242
6.13%, 9/15/39	50,000	50,660
4.13%, 4/1/40	464,000	378,424
2.70%, 8/21/40	96,000	64,421
5.13%, 7/20/45	103,000	91,850
5.05%, 3/25/48	609,000	535,262
4.25%, 4/1/50	356,000	281,582
5.63%, 2/21/53	250,000	237,000

Dayton Power & Light Co. 3.95%, 6/15/49	110,000	83,598

DCP Midstream Operating LP 3.25%, 2/15/32	30,000	25,037
5.60%, 4/1/44	25,000	23,283

Dell International LLC / EMC Corp. 6.02%, 6/15/26	823,000	831,880
6.10%, 7/15/27	243,000	248,893
8.10%, 7/15/36	418,000	480,612
3.45%, 12/15/51(e)	104,000	68,110

Devon Energy Corp. 5.25%, 10/15/27	500,000	495,575
5.00%, 6/15/45	240,000	205,886

Diamondback Energy, Inc. 3.25%, 12/1/26	220,000	207,181
3.50%, 12/1/29	178,000	161,175
3.13%, 3/24/31	310,000	266,584
4.40%, 3/24/51	77,000	59,897

Digital Realty Trust LP 3.70%, 8/15/27	173,000	161,452
4.45%, 7/15/28	132,000	125,062
3.60%, 7/1/29	50,000	45,067

Discover Bank 4.65%, 9/13/28	573,000	526,043

Discovery Communications LLC 3.95%, 6/15/25	200,000	193,680
3.95%, 3/20/28	201,000	187,093
4.13%, 5/15/29	425,000	390,341
5.00%, 9/20/37	250,000	213,737
5.30%, 5/15/49	30,000	24,503
4.00%, 9/15/55	427,000	278,754

Dollar General Corp. 3.88%, 4/15/27	73,000	69,706
3.50%, 4/3/30	218,000	193,741
5.45%, 7/5/33	350,000	339,633
4.13%, 4/3/50	89,000	66,134

Dollar Tree, Inc. 2.65%, 12/1/31(d)	440,000	355,551

Dominion Energy, Inc. 4.25%, 6/1/28	78,000	74,436
3.38%, 4/1/30, Series C	580,000	511,937
4.35%, 8/15/32, Series A	99,000	91,552
5.25%, 8/1/33, Series F	45,000	43,415
7.00%, 6/15/38	35,000	37,961
4.70%, 12/1/44	137,000	115,429
4.60%, 3/15/49, Series A	47,000	39,109

Dow Chemical Co. 4.80%, 11/30/28	272,000	268,252
7.38%, 11/1/29	210,000	230,630
4.25%, 10/1/34	145,000	130,812
5.25%, 11/15/41	217,000	202,747
5.55%, 11/30/48	29,000	27,612
6.90%, 5/15/53	200,000	222,976

DTE Electric Co. 2.63%, 3/1/31, Series C	415,000	353,339
DTE Energy Co. 4.22%, 11/1/24	250,000	245,245
2.85%, 10/1/26	131,000	121,271

Duke Energy Carolinas LLC 4.95%, 1/15/33	500,000	492,620
Duke Energy Corp. 3.40%, 6/15/29	172,000	155,710
2.45%, 6/1/30	260,000	216,512
2.55%, 6/15/31	738,000	603,101
3.30%, 6/15/41	76,000	54,560
4.80%, 12/15/45	10,000	8,662
3.75%, 9/1/46	161,000	118,188
3.95%, 8/15/47	125,000	93,568
4.20%, 6/15/49	300,000	233,574
3.25%, 1/15/82, (3.25% fixed rate until 1/15/27; 5-year Constant Maturity Treasury Rate +2.321% thereafter)(c)	100,000	74,089

Duke Energy Florida Project Finance LLC 3.11%, 9/1/38, Series 2035	59,000	48,276

Duke Energy Progress NC Storm Funding LLC 2.39%, 7/1/39, Series A-2	500,000	387,840

DuPont de Nemours, Inc. 4.73%, 11/15/28(d)	324,000	319,811
5.32%, 11/15/38	66,000	64,699
5.42%, 11/15/48	177,000	171,594

Eastman Chemical Co. 4.50%, 12/1/28	222,000	212,352
4.80%, 9/1/42	40,000	33,956
4.65%, 10/15/44	45,000	36,680

Eaton Corp. 3.10%, 9/15/27	216,000	202,604
4.00%, 11/2/32	101,000	94,492

Eaton Vance Corp. 3.50%, 4/6/27	90,000	84,584

eBay, Inc. 3.60%, 6/5/27	100,000	94,446
2.60%, 5/10/31	371,000	307,073
4.00%, 7/15/42	140,000	109,686

See Notes to Financial Statements.

WisdomTree Trust	129

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Ecolab, Inc. 4.80%, 3/24/30	$136,000	$135,234

Electronic Arts, Inc. 1.85%, 2/15/31	175,000	140,058

Elevance Health, Inc. 2.38%, 1/15/25	485,000	463,912
5.35%, 10/15/25	350,000	349,622
3.65%, 12/1/27	42,000	39,599
2.25%, 5/15/30	230,000	192,176
2.55%, 3/15/31	372,000	311,442
4.63%, 5/15/42	30,000	26,677
5.10%, 1/15/44	242,000	223,528
4.65%, 8/15/44	26,000	22,728
4.38%, 12/1/47	79,000	66,761
3.13%, 5/15/50	212,000	143,494
3.60%, 3/15/51	419,000	308,267

Eli Lilly & Co. 3.38%, 3/15/29	137,000	128,274

Emerson Electric Co. 2.20%, 12/21/31	335,000	275,651

Energy Transfer LP 2.90%, 5/15/25	450,000	427,959
4.40%, 3/15/27	10,000	9,598
5.50%, 6/1/27	385,000	383,006
4.00%, 10/1/27	196,000	184,238
4.95%, 5/15/28	145,000	140,969
4.15%, 9/15/29	359,000	330,876
3.75%, 5/15/30	191,000	170,855
6.63%, 10/15/36	50,000	51,339
5.80%, 6/15/38, Series 20Y	135,000	128,060
7.50%, 7/1/38	60,000	65,299
6.10%, 2/15/42	100,000	94,152
4.95%, 1/15/43	54,000	44,382
5.35%, 5/15/45	180,000	154,033
5.30%, 4/15/47	185,000	157,156
5.40%, 10/1/47	160,000	137,949
6.25%, 4/15/49	105,000	100,520
5.00%, 5/15/50	218,000	179,506

Enstar Group Ltd. 4.95%, 6/1/29	296,000	277,666

Entergy Corp. 2.80%, 6/15/30	335,000	282,804
3.75%, 6/15/50	89,000	62,994

Entergy Louisiana LLC 0.95%, 10/1/24	510,000	484,352
3.05%, 6/1/31	25,000	21,511

Enterprise Products Operating LLC 4.15%, 10/16/28	672,000	642,224
3.13%, 7/31/29	171,000	153,257
6.65%, 10/15/34, Series H	105,000	113,832
7.55%, 4/15/38	50,000	57,696
5.95%, 2/1/41	80,000	81,856
4.45%, 2/15/43	163,000	138,747
4.85%, 3/15/44	417,000	372,919
5.10%, 2/15/45	125,000	114,838
4.25%, 2/15/48	220,000	179,511
4.95%, 10/15/54	125,000	111,020
3.95%, 1/31/60	402,000	297,757
5.25%, 8/16/77, Series E, (5.25% fixed rate until 8/16/27; 3-month Secured Overnight Financing Rate + 3.295% thereafter)(c)	117,000	103,242

EPR Properties 4.75%, 12/15/26	15,000	13,839
3.60%, 11/15/31	94,000	72,222

EQT Corp. 6.13%, 2/1/25	181,000	180,848
7.00%, 2/1/30	45,000	47,250

Equifax, Inc. 2.60%, 12/15/25	300,000	280,584

Equinix, Inc. 1.80%, 7/15/27	253,000	221,218
3.20%, 11/18/29	456,000	400,122
2.15%, 7/15/30	40,000	32,333
3.90%, 4/15/32	175,000	155,818
3.00%, 7/15/50	134,000	84,302

Equitable Holdings, Inc. 4.35%, 4/20/28	294,000	278,406
5.00%, 4/20/48	204,000	172,321

ERP Operating LP 3.50%, 3/1/28	72,000	67,242
4.15%, 12/1/28	183,000	174,394

Essential Properties LP 2.95%, 7/15/31	193,000	144,847

Essential Utilities, Inc. 3.57%, 5/1/29	367,000	336,469
4.28%, 5/1/49	150,000	116,943

Essex Portfolio LP 4.00%, 3/1/29	125,000	115,571
3.00%, 1/15/30	135,000	115,240
1.65%, 1/15/31	256,000	193,664
4.50%, 3/15/48	35,000	27,496

Estee Lauder Cos., Inc. 1.95%, 3/15/31	140,000	113,189

Everest Reinsurance Holdings, Inc. 3.50%, 10/15/50	160,000	109,971
3.13%, 10/15/52	127,000	81,145

Evergy, Inc. 2.90%, 9/15/29	174,000	151,504

Eversource Energy 4.75%, 5/15/26	500,000	492,025
3.30%, 1/15/28, Series M	78,000	71,838
1.65%, 8/15/30, Series R	325,000	255,872

Exelon Corp. 3.40%, 4/15/26	200,000	190,244
3.35%, 3/15/32	380,000	327,127
4.95%, 6/15/35	151,000	141,342
4.45%, 4/15/46	60,000	49,606
5.60%, 3/15/53	500,000	483,225

Expedia Group, Inc. 3.25%, 2/15/30	348,000	303,449

Extra Space Storage LP 3.50%, 7/1/26	35,000	32,999
3.88%, 12/15/27	10,000	9,331
2.55%, 6/1/31	95,000	76,268

See Notes to Financial Statements.

130	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Federal Realty OP LP
3.20%, 6/15/29	$72,000	$62,265
4.50%, 12/1/44	163,000	126,384

FedEx Corp. 3.40%, 2/15/28	100,000	93,266
3.10%, 8/5/29	270,000	242,174
4.25%, 5/15/30	50,000	47,453
4.90%, 1/15/34	144,000	139,484
3.25%, 5/15/41	350,000	255,209
4.75%, 11/15/45	266,000	229,444
4.55%, 4/1/46	16,000	13,411
4.40%, 1/15/47	93,000	76,611
4.05%, 2/15/48	275,000	214,791
5.25%, 5/15/50	41,000	38,167

Fidelity National Financial, Inc. 4.50%, 8/15/28	200,000	188,176
3.40%, 6/15/30	40,000	34,800

Fidelity National Information Services, Inc. 1.65%, 3/1/28	191,000	163,895
5.10%, 7/15/32(d)	425,000	416,806

Fifth Third Bancorp 2.38%, 1/28/25	303,000	288,444
8.25%, 3/1/38	300,000	339,063
Fifth Third Bank NA
5.85%, 10/27/25, (5.852% fixed rate until 10/27/24; Secured Overnight Financing Index + 1.23% thereafter)(c)	1,000,000	986,120

Fiserv, Inc. 2.25%, 6/1/27	142,000	127,429
4.20%, 10/1/28	307,000	293,185
2.65%, 6/1/30	373,000	314,085
4.40%, 7/1/49	438,000	357,881

Flex Ltd. 4.88%, 6/15/29	50,000	47,807

Flowers Foods, Inc. 3.50%, 10/1/26	13,000	12,226

FMC Corp. 3.20%, 10/1/26	101,000	93,560
3.45%, 10/1/29	55,000	47,974

Fortinet, Inc. 1.00%, 3/15/26	110,000	98,318

Fortune Brands Innovations, Inc. 4.50%, 3/25/52	250,000	193,072

Fox Corp. 4.71%, 1/25/29	170,000	164,009
3.50%, 4/8/30	100,000	89,402
5.48%, 1/25/39	128,000	116,116
5.58%, 1/25/49	47,000	41,966

Freeport-McMoRan, Inc. 4.13%, 3/1/28	445,000	414,371
5.40%, 11/14/34	90,000	85,496
5.45%, 3/15/43	150,000	134,691

FS KKR Capital Corp. 3.40%, 1/15/26	100,000	91,780
3.13%, 10/12/28	291,000	238,105

GATX Corp. 3.25%, 9/15/26	73,000	67,856
4.55%, 11/7/28	93,000	88,424
4.70%, 4/1/29	46,000	43,769
1.90%, 6/1/31	228,000	173,590

GE HealthCare Technologies, Inc. 5.60%, 11/15/25	500,000	500,180
6.38%, 11/22/52	200,000	215,338

General Dynamics Corp. 3.25%, 4/1/25	500,000	484,580
2.13%, 8/15/26	114,000	105,403
2.63%, 11/15/27	67,000	61,209

General Electric Co. 6.75%, 3/15/32, Series A	213,000	237,674
6.88%, 1/10/39, Series A	160,000	186,162
4.35%, 5/1/50	39,000	32,521

General Mills, Inc. 3.20%, 2/10/27	28,000	26,338
4.20%, 4/17/28	255,000	244,759
2.25%, 10/14/31	160,000	129,272
3.00%, 2/1/51	125,000	84,315

General Motors Co. 6.13%, 10/1/25	293,000	294,512
6.80%, 10/1/27	518,000	534,156
5.00%, 4/1/35	185,000	165,444
6.60%, 4/1/36	605,000	609,610
5.15%, 4/1/38	110,000	96,067
5.95%, 4/1/49	210,000	188,454

General Motors Financial Co., Inc. 2.90%, 2/26/25	760,000	726,203
1.50%, 6/10/26	784,000	696,192
3.85%, 1/5/28	231,000	213,067
6.00%, 1/9/28	500,000	501,595
3.10%, 1/12/32	20,000	16,006

Genuine Parts Co. 1.88%, 11/1/30	43,000	33,717
2.75%, 2/1/32	145,000	118,136

Georgia Power Co. 2.20%, 9/15/24, Series A	250,000	240,980
4.30%, 3/15/43	25,000	20,605
3.25%, 3/15/51, Series A	105,000	71,432

Gilead Sciences, Inc. 3.65%, 3/1/26	210,000	202,051
2.95%, 3/1/27	72,000	67,138
1.65%, 10/1/30	525,000	422,121
2.60%, 10/1/40	310,000	216,374
4.80%, 4/1/44	395,000	363,842
2.80%, 10/1/50	403,000	259,592

Global Payments, Inc. 2.15%, 1/15/27	150,000	133,823
4.95%, 8/15/27	38,000	37,050
4.45%, 6/1/28	85,000	80,247
3.20%, 8/15/29	333,000	290,273
5.40%, 8/15/32	218,000	213,976
4.15%, 8/15/49	43,000	31,618

Globe Life, Inc. 2.15%, 8/15/30	345,000	277,066

GLP Capital LP / GLP Financing II, Inc. 5.75%, 6/1/28	122,000	118,702

See Notes to Financial Statements.

WisdomTree Trust	131

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.00%, 1/15/30	$495,000	$432,947

Goldman Sachs Group, Inc. 3.50%, 4/1/25	510,000	492,461
3.75%, 5/22/25	300,000	290,031
3.27%, 9/29/25, (3.272% fixed rate until 9/29/24; 3-month Secured Overnight Financing Rate + 1.463% thereafter)(c)	500,000	485,275
4.25%, 10/21/25	250,000	242,625
0.86%, 2/12/26, (0.855% fixed rate until 2/12/25; Secured Overnight Financing Rate + 0.609% thereafter)(c)	500,000	464,125
5.80%, 8/10/26, (5.798% fixed rate until 8/10/25; Secured Overnight Financing Rate + 1.075% thereafter)(c)	500,000	498,465
1.43%, 3/9/27, (1.431% fixed rate until 3/9/26; Secured Overnight Financing Rate + 0.798% thereafter)(c)	500,000	448,420
1.95%, 10/21/27, (1.948% fixed rate until 10/21/26; Secured Overnight Financing Rate + 0.913% thereafter)(c)	900,000	801,225
3.62%, 3/15/28, (3.615% fixed rate until 3/15/27; Secured Overnight Financing Rate + 1.846% thereafter)(c)	500,000	467,820
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month Secured Overnight Financing Rate + 1.563% thereafter)(c)	460,000	433,389
3.80%, 3/15/30	533,000	485,312
2.62%, 4/22/32, (2.615% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.281% thereafter)(c)	400,000	323,944
3.10%, 2/24/33, (3.102% fixed rate until 2/24/32; Secured Overnight Financing Rate + 1.41% thereafter)(c)	533,000	443,760
6.75%, 10/1/37	389,000	412,713
5.15%, 5/22/45	347,000	319,646

GXO Logistics, Inc. 2.65%, 7/15/31	100,000	78,407

Haleon U.S. Capital LLC 3.38%, 3/24/27	590,000	554,871

Haleon UK Capital PLC 3.13%, 3/24/25	260,000	250,117

Halliburton Co. 2.92%, 3/1/30	225,000	196,441
4.85%, 11/15/35	208,000	195,181
6.70%, 9/15/38	56,000	61,692
7.45%, 9/15/39	73,000	85,439
4.75%, 8/1/43	67,000	57,997
5.00%, 11/15/45	181,000	163,266

Hanover Insurance Group, Inc. 2.50%, 9/1/30	23,000	18,205

Harley-Davidson, Inc. 4.63%, 7/28/45	108,000	82,871

Hartford Financial Services Group, Inc. 4.30%, 4/15/43	105,000	83,862
4.40%, 3/15/48	130,000	108,263
3.60%, 8/19/49	80,000	58,467

Hasbro, Inc. 3.50%, 9/15/27	249,000	232,803
6.35%, 3/15/40	91,000	91,926

HCA, Inc. 5.38%, 2/1/25	765,000	760,288
5.88%, 2/15/26	250,000	250,437
5.25%, 6/15/26	322,000	318,216
4.50%, 2/15/27	112,000	108,341
5.63%, 9/1/28	450,000	449,388
4.13%, 6/15/29	301,000	278,079
2.38%, 7/15/31	180,000	142,382
5.13%, 6/15/39	117,000	106,163
5.50%, 6/15/47	132,000	120,260
5.25%, 6/15/49	438,000	382,549
3.50%, 7/15/51	99,000	66,062

Healthcare Realty Holdings LP 3.10%, 2/15/30	140,000	119,626
2.00%, 3/15/31	300,000	231,360

Healthpeak OP LLC 3.25%, 7/15/26	128,000	121,121
2.88%, 1/15/31	280,000	234,651
6.75%, 2/1/41	32,000	33,535

Hershey Co. 1.70%, 6/1/30	50,000	41,076

Hess Corp. 4.30%, 4/1/27	8,000	7,702
7.13%, 3/15/33	200,000	218,296
6.00%, 1/15/40	296,000	290,820

Hewlett Packard Enterprise Co. 5.90%, 10/1/24	510,000	511,127
6.20%, 10/15/35	42,000	43,633
6.35%, 10/15/45	227,000	232,984

Highwoods Realty LP 4.13%, 3/15/28	25,000	22,515
4.20%, 4/15/29	45,000	38,445
3.05%, 2/15/30	105,000	82,321

Home Depot, Inc. 2.70%, 4/15/25	253,000	243,120
4.00%, 9/15/25	400,000	391,900
2.95%, 6/15/29	170,000	154,465
1.38%, 3/15/31	220,000	172,304

Honeywell International, Inc. 1.75%, 9/1/31	260,000	206,885

Hormel Foods Corp. 1.80%, 6/11/30	150,000	124,085

Host Hotels & Resorts LP 3.50%, 9/15/30, Series I	349,000	298,025

HP, Inc. 1.45%, 6/17/26(d)	798,000	719,820
2.65%, 6/17/31	211,000	170,368
6.00%, 9/15/41(d)	135,000	133,128

Hubbell, Inc. 3.50%, 2/15/28	161,000	151,210

Hudson Pacific Properties LP 5.95%, 2/15/28(d)	55,000	46,543
4.65%, 4/1/29	214,000	163,451
3.25%, 1/15/30	140,000	95,222

Humana, Inc. 2.15%, 2/3/32	600,000	470,772
4.95%, 10/1/44	57,000	50,812
4.80%, 3/15/47	75,000	66,446

See Notes to Financial Statements.

132	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
Huntington Bancshares, Inc.
4.44%, 8/4/28, (4.443% fixed rate until 8/4/27; Secured Overnight Financing Rate + 1.97% thereafter)(c)	$100,000	$94,162
5.02%, 5/17/33, (5.023% fixed rate until 5/17/32; Secured Overnight Financing Rate + 2.05% thereafter)(c)	300,000	278,223

Huntington Ingalls Industries, Inc. 3.48%, 12/1/27	70,000	64,566
4.20%, 5/1/30	230,000	212,985

Huntsman International LLC 4.50%, 5/1/29	100,000	92,663

Hyatt Hotels Corp. 4.85%, 3/15/26	140,000	137,276
4.38%, 9/15/28	120,000	113,282

Ingredion, Inc. 3.20%, 10/1/26	109,000	102,910

Intel Corp. 3.40%, 3/25/25	500,000	485,520
4.88%, 2/10/26	500,000	497,575
2.45%, 11/15/29	80,000	69,499
3.90%, 3/25/30	334,000	312,651
2.00%, 8/12/31	352,000	284,462

Intercontinental Exchange, Inc. 3.65%, 5/23/25	500,000	484,965

International Business Machines Corp. 4.00%, 7/27/25	250,000	244,375
4.50%, 2/6/26	500,000	492,185
3.30%, 5/15/26	500,000	476,850
3.50%, 5/15/29	400,000	369,164
4.40%, 7/27/32	100,000	95,365

International Flavors & Fragrances, Inc. 4.38%, 6/1/47	100,000	71,954
5.00%, 9/26/48	135,000	107,452

International Paper Co. 4.80%, 6/15/44	70,000	60,402
4.40%, 8/15/47	20,000	16,352
4.35%, 8/15/48(d)	249,000	205,208

Interpublic Group of Cos., Inc. 4.65%, 10/1/28	73,000	69,876
4.75%, 3/30/30	21,000	20,048
5.40%, 10/1/48	110,000	100,253

Interstate Power & Light Co. 4.10%, 9/26/28	125,000	119,198
6.25%, 7/15/39	10,000	10,310
3.70%, 9/15/46	50,000	36,371
3.50%, 9/30/49	175,000	123,513
3.10%, 11/30/51	198,000	126,413

Invitation Homes Operating Partnership LP 2.00%, 8/15/31	63,000	48,259

J.M. Smucker Co. 4.25%, 3/15/35	213,000	190,765
4.38%, 3/15/45	5,000	4,148

Jabil, Inc. 3.95%, 1/12/28	133,000	124,684

Jackson Financial, Inc. 5.67%, 6/8/32	140,000	133,830

Janus Henderson U.S. Holdings, Inc. 4.88%, 8/1/25	37,000	36,278
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
2.50%, 1/15/27	363,000	326,809
3.00%, 5/15/32	400,000	312,800
6.50%, 12/1/52	270,000	257,064

Jefferies Financial Group, Inc. 4.85%, 1/15/27	115,000	111,925
4.15%, 1/23/30	228,000	205,686
2.75%, 10/15/32	120,000	91,997
6.25%, 1/15/36	118,000	119,539

JetBlue Pass-Through Trust 2.75%, 11/15/33, Series 2019-1, Class AA	84,991	72,257

John Deere Capital Corp. 4.55%, 10/11/24	500,000	496,000
3.45%, 3/13/25	500,000	487,245
4.80%, 1/9/26	500,000	497,290
3.05%, 1/6/28	52,000	48,493
3.45%, 3/7/29	60,000	55,924
3.35%, 4/18/29	116,000	107,871
2.80%, 7/18/29	273,000	246,358
2.45%, 1/9/30	145,000	126,501

Johnson Controls International PLC 6.00%, 1/15/36	227,000	234,098
5.13%, 9/14/45	7,000	6,490
4.50%, 2/15/47	120,000	101,507
JPMorgan Chase & Co.
2.30%, 10/15/25, (2.301% fixed rate until 10/15/24; Secured Overnight Financing Rate + 1.16% thereafter)(c)	575,000	551,609
1.56%, 12/10/25, (1.561% fixed rate until 12/10/24; Secured Overnight Financing Rate + 0.605% thereafter)(c)	500,000	472,380
5.55%, 12/15/25, (5.546% fixed rate until 12/15/24; Secured Overnight Financing Rate + 1.07% thereafter)(c)	250,000	249,160
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; 3-month Secured Overnight Financing Rate + 1.585% thereafter)(c)	500,000	471,845
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(c)	500,000	470,520
4.08%, 4/26/26, (4.08% fixed rate until 4/26/25; Secured Overnight Financing Rate + 1.32% thereafter)(c)	500,000	487,860
1.05%, 11/19/26, (1.045% fixed rate until 11/19/25; Secured Overnight Financing Rate + 0.80% thereafter)(c)	523,000	472,034
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month Secured Overnight Financing Rate + 1.507% thereafter)(c)	788,000	758,174
1.04%, 2/4/27, (1.04% fixed rate until 2/4/26; 3-month Secured Overnight Financing Rate + 0.695% thereafter)(c)	500,000	447,115
1.58%, 4/22/27, (1.578% fixed rate until 4/22/26; Secured Overnight Financing Rate + 0.885% thereafter)(c)	585,000	525,441
8.00%, 4/29/27	101,000	110,848
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month Secured Overnight Financing Rate + 1.599% thereafter)(c)	250,000	236,242

See Notes to Financial Statements.

WisdomTree Trust	133

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month Secured Overnight Financing Rate + 1.642% thereafter)(c)	$560,000	$523,146
4.85%, 7/25/28, (4.851% fixed rate until 7/25/27; Secured Overnight Financing Rate + 1.99% thereafter)(c)	532,000	521,855
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month Secured Overnight Financing Rate + 1.552% thereafter)(c)	625,000	590,669
5.30%, 7/24/29, (5.299% fixed rate until 7/24/28; Secured Overnight Financing Rate + 1.45% thereafter)(c)	500,000	497,295
2.52%, 4/22/31, (2.522% fixed rate until 4/22/30; Secured Overnight Financing Rate + 2.04% thereafter)(c)	59,000	49,490
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; 3-month Secured Overnight Financing Rate + 2.515% thereafter)(c)	256,000	217,623
1.95%, 2/4/32, (1.953% fixed rate until 2/4/31; Secured Overnight Financing Rate + 1.065% thereafter)(c)	500,000	394,210
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31 ; 3-month Secured Overnight Financing Rate + 1.25% thereafter)(c)	822,000	673,588
4.91%, 7/25/33, (4.912% fixed rate until 7/25/32; Secured Overnight Financing Rate + 2.08% thereafter)(c)	860,000	827,294

Juniper Networks, Inc. 1.20%, 12/10/25	100,000	90,576
5.95%, 3/15/41	75,000	71,432

Kellogg Co. 3.40%, 11/15/27	270,000	251,076
7.45%, 4/1/31, Series B	150,000	169,237
Kennametal, Inc. 4.63%, 6/15/28	121,000	115,105
Kenvue, Inc. 5.50%, 3/22/25(e)	500,000	501,750
Keurig Dr. Pepper, Inc. 3.20%, 5/1/30	634,000	561,508
2.25%, 3/15/31	30,000	24,471
5.09%, 5/25/48	125,000	115,765
KeyBank NA 4.15%, 8/8/25	500,000	473,270
4.90%, 8/8/32	500,000	415,135
KeyCorp 4.10%, 4/30/28	57,000	51,253
2.55%, 10/1/29	130,000	102,948
Kilroy Realty LP 4.25%, 8/15/29	50,000	43,377
3.05%, 2/15/30	270,000	216,027
Kimberly-Clark Corp. 3.20%, 4/25/29	97,000	90,005
Kimco Realty OP LLC 2.80%, 10/1/26	150,000	138,093
1.90%, 3/1/28	41,000	34,767
2.70%, 10/1/30	60,000	49,537
4.13%, 12/1/46	10,000	7,344
3.70%, 10/1/49	150,000	105,084
Kinder Morgan Energy Partners LP 7.30%, 8/15/33	124,000	135,012
5.80%, 3/15/35	50,000	49,000
6.50%, 2/1/37	25,000	25,061
5.00%, 8/15/42	210,000	176,482
5.00%, 3/1/43	100,000	84,749
5.40%, 9/1/44	43,000	37,535
Kinder Morgan, Inc. 4.30%, 6/1/25	735,000	718,801
2.00%, 2/15/31	195,000	153,327
7.80%, 8/1/31	63,000	70,428
7.75%, 1/15/32	257,000	287,537
5.30%, 12/1/34	248,000	236,312
5.55%, 6/1/45	73,000	66,120
5.05%, 2/15/46	70,000	59,010
5.20%, 3/1/48	325,000	280,745
3.25%, 8/1/50	210,000	132,514
Kirby Corp. 4.20%, 3/1/28(d)	106,000	99,736
Kraft Heinz Foods Co. 4.25%, 3/1/31	535,000	501,183
5.20%, 7/15/45	266,000	245,201
4.38%, 6/1/46	201,000	166,392
4.88%, 10/1/49	63,000	55,879
5.50%, 6/1/50	446,000	431,028
Kroger Co. 1.70%, 1/15/31	38,000	29,550
5.40%, 7/15/40	165,000	155,405
5.00%, 4/15/42	66,000	58,756
5.15%, 8/1/43	200,000	180,804
4.65%, 1/15/48	119,000	101,793
5.40%, 1/15/49	10,000	9,563
Kyndryl Holdings, Inc. 2.05%, 10/15/26	54,000	47,521
4.10%, 10/15/41	115,000	78,700
L3Harris Technologies, Inc. 4.40%, 6/15/28	56,000	53,879
1.80%, 1/15/31	215,000	169,437
4.85%, 4/27/35	105,000	99,123
Laboratory Corp. of America Holdings 1.55%, 6/1/26	212,000	190,825
3.60%, 9/1/27	185,000	175,443
Lam Research Corp. 4.00%, 3/15/29	124,000	118,988
Lear Corp. 4.25%, 5/15/29	298,000	277,179
Leggett & Platt, Inc. 3.50%, 11/15/27	120,000	110,730
3.50%, 11/15/51	190,000	131,195
Leidos, Inc. 2.30%, 2/15/31	330,000	261,697
Lennar Corp. 5.25%, 6/1/26	355,000	353,385
5.00%, 6/15/27	100,000	98,505
Lincoln National Corp. 3.63%, 12/12/26(d)	38,000	35,617
3.80%, 3/1/28(d)	98,000	89,989
4.35%, 3/1/48	188,000	136,755

See Notes to Financial Statements.

134	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
Linde, Inc. 4.80%, 12/5/24	$250,000	$248,727
LKQ Corp. 5.75%, 6/15/28(e)	25,000	24,814
Lockheed Martin Corp. 4.95%, 10/15/25	510,000	508,837
Lowe’s Cos., Inc. 3.13%, 9/15/24	92,000	89,834
4.00%, 4/15/25	650,000	635,654
3.10%, 5/3/27	70,000	65,218
3.65%, 4/5/29	336,000	312,131
4.50%, 4/15/30	450,000	433,665
2.63%, 4/1/31	195,000	163,537
3.75%, 4/1/32	250,000	224,242
5.00%, 4/15/40	125,000	115,930
2.80%, 9/15/41	65,000	44,696
4.05%, 5/3/47	141,000	110,526
3.00%, 10/15/50	385,000	244,175
3.50%, 4/1/51	239,000	166,449
5.75%, 7/1/53	250,000	247,432
5.85%, 4/1/63	250,000	244,287
LYB International Finance BV 5.25%, 7/15/43	100,000	89,169
LYB International Finance III LLC 2.25%, 10/1/30	100,000	81,319
3.38%, 10/1/40	195,000	140,189
4.20%, 10/15/49	110,000	82,113
3.80%, 10/1/60	260,000	170,232
LyondellBasell Industries NV 4.63%, 2/26/55	87,000	68,639
Magellan Midstream Partners LP 3.25%, 6/1/30	125,000	109,215
5.15%, 10/15/43	147,000	125,016
4.25%, 9/15/46	123,000	90,818
4.20%, 10/3/47	191,000	142,138
Manufacturers & Traders Trust Co. 5.40%, 11/21/25	500,000	488,660
Marathon Oil Corp. 4.40%, 7/15/27	40,000	38,172
6.60%, 10/1/37	122,000	123,083
Marathon Petroleum Corp. 6.50%, 3/1/41	180,000	184,306
4.75%, 9/15/44	51,000	42,600
4.50%, 4/1/48	30,000	23,570
5.00%, 9/15/54	55,000	45,106
Markel Group, Inc. 3.50%, 11/1/27	141,000	131,710
5.00%, 4/5/46	170,000	148,286
Marriott International, Inc. 4.90%, 4/15/29	35,000	34,089
4.63%, 6/15/30, Series FF	157,000	148,823
2.85%, 4/15/31, Series HH	361,000	300,128
3.50%, 10/15/32, Series GG	318,000	270,405
Marsh & McLennan Cos., Inc. 4.38%, 3/15/29	133,000	128,755
Martin Marietta Materials, Inc. 3.45%, 6/1/27	35,000	32,888
2.50%, 3/15/30, Series CB	23,000	19,344
2.40%, 7/15/31	21,000	16,993
4.25%, 12/15/47	40,000	32,528
3.20%, 7/15/51	156,000	104,883
Marvell Technology, Inc. 2.95%, 4/15/31	568,000	474,433
Masco Corp. 1.50%, 2/15/28	100,000	85,268
Mastercard, Inc. 2.00%, 3/3/25	250,000	238,867
3.50%, 2/26/28	22,000	20,930
2.95%, 6/1/29	209,000	189,713
1.90%, 3/15/31	50,000	41,041
McCormick & Co., Inc. 3.40%, 8/15/27	60,000	56,236
1.85%, 2/15/31	235,000	185,147
McDonald’s Corp. 3.30%, 7/1/25	500,000	483,505
3.80%, 4/1/28	18,000	17,211
2.63%, 9/1/29	71,000	62,850
2.13%, 3/1/30	153,000	129,101
3.60%, 7/1/30	296,000	272,563
4.95%, 8/14/33	250,000	247,727
4.70%, 12/9/35	152,000	145,443
4.88%, 7/15/40	125,000	116,221
3.70%, 2/15/42	200,000	158,892
4.45%, 3/1/47	108,000	93,595
4.45%, 9/1/48	250,000	217,972
3.63%, 9/1/49	81,000	61,258
4.20%, 4/1/50	43,000	35,758
McKesson Corp. 0.90%, 12/3/25	320,000	289,894
MDC Holdings, Inc. 3.85%, 1/15/30	550,000	480,986
3.97%, 8/6/61	193,000	113,374
Merck & Co., Inc. 2.75%, 2/10/25	700,000	676,963
1.45%, 6/24/30	238,000	192,125
2.15%, 12/10/31	140,000	114,496
Mercury General Corp. 4.40%, 3/15/27	60,000	56,397
Meta Platforms, Inc. 3.50%, 8/15/27	500,000	476,600
3.85%, 8/15/32	471,000	432,599
MetLife, Inc. 4.55%, 3/23/30	500,000	486,350
6.40%, 12/15/66	146,000	145,502
10.75%, 8/1/69	25,000	32,146
Micron Technology, Inc. 4.98%, 2/6/26	518,000	510,696
5.33%, 2/6/29	287,000	281,461
2.70%, 4/15/32	35,000	27,610
3.37%, 11/1/41	250,000	173,562
Mid-America Apartments LP 3.95%, 3/15/29	140,000	131,589
1.70%, 2/15/31	50,000	39,446
MidAmerican Energy Co. 3.10%, 5/1/27	100,000	93,209
3.65%, 4/15/29	110,000	102,568
6.75%, 12/30/31	125,000	137,331
Mississippi Power Co. 3.95%, 3/30/28	110,000	103,704

See Notes to Financial Statements.

WisdomTree Trust	135

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
Molson Coors Beverage Co. 3.00%, 7/15/26	$510,000	$478,069
5.00%, 5/1/42	45,000	40,703
4.20%, 7/15/46	220,000	174,442
Mondelez International, Inc. 2.75%, 4/13/30	43,000	37,178
1.50%, 2/4/31	479,000	371,761
1.88%, 10/15/32(d)	75,000	58,033
Montefiore Obligated Group 4.29%, 9/1/50	75,000	46,339
Moody’s Corp. 3.25%, 1/15/28	58,000	54,113
2.00%, 8/19/31	200,000	161,086
4.25%, 8/8/32	310,000	291,403
5.25%, 7/15/44	69,000	66,430
3.25%, 5/20/50	105,000	72,686
Morgan Stanley 4.00%, 7/23/25	500,000	485,380
1.16%, 10/21/25, (1.164% fixed rate until 10/21/24; Secured Overnight Financing Rate + 0.56% thereafter)(c)	500,000	471,715
5.00%, 11/24/25	775,000	763,282
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(c)	500,000	471,565
4.68%, 7/17/26, (4.679% fixed rate until 7/17/25; Secured Overnight Financing Rate + 1.669% thereafter)(c)	560,000	548,481
3.95%, 4/23/27	140,000	132,084
1.59%, 5/4/27, (1.593% fixed rate until 5/4/26; Secured Overnight Financing Rate + 0.879% thereafter)(c)	510,000	457,577
1.51%, 7/20/27, (1.512% fixed rate until 7/20/26; Secured Overnight Financing Rate + 0.858% thereafter)(c)	1,414,000	1,255,844
4.21%, 4/20/28, (4.21% fixed rate until 4/20/27; Secured Overnight Financing Rate + 1.61% thereafter)(c)	680,000	650,148
5.16%, 4/20/29, (5.164% fixed rate until 4/20/28; Secured Overnight Financing Rate + 1.59% thereafter)(c)	500,000	490,620
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month Secured Overnight Financing Rate + 1.89% thereafter)(c)	120,000	113,954
1.79%, 2/13/32, (1.794% fixed rate until 2/13/31; Secured Overnight Financing Rate + 1.034% thereafter)(c)	356,000	274,010
7.25%, 4/1/32	267,000	303,947
1.93%, 4/28/32, (1.928% fixed rate until 4/28/31; Secured Overnight Financing Rate + 1.02% thereafter)(c)	350,000	270,014
2.24%, 7/21/32, (2.239% fixed rate until 7/21/31; Secured Overnight Financing Rate + 1.178% thereafter)(c)	260,000	204,386
2.94%, 1/21/33, (2.943% fixed rate until 1/21/32; Secured Overnight Financing Rate + 1.29% thereafter)(c)	404,000	331,474
2.48%, 9/16/36, (2.484% fixed rate until 9/16/31; Secured Overnight Financing Rate + 1.36% thereafter)(c)	518,000	390,955
5.95%, 1/19/38, (5.948% fixed rate until 1/19/33; 5-year Constant Maturity Treasury Rate + 2.43% thereafter)(c)	500,000	486,840
Mosaic Co. 4.05%, 11/15/27	123,000	117,412
5.63%, 11/15/43	148,000	136,836
Motorola Solutions, Inc. 4.60%, 5/23/29	103,000	99,290
2.30%, 11/15/30	100,000	79,667
2.75%, 5/24/31	371,000	301,037
5.50%, 9/1/44	25,000	22,998
MPLX LP 4.25%, 12/1/27	175,000	166,682
4.00%, 3/15/28	130,000	122,136
4.80%, 2/15/29	215,000	207,322
2.65%, 8/15/30	310,000	257,418
4.95%, 9/1/32	250,000	235,885
5.20%, 12/1/47	127,000	109,212
4.70%, 4/15/48	402,000	323,783
Mylan, Inc. 4.55%, 4/15/28	191,000	179,865
5.20%, 4/15/48	400,000	312,068
Nasdaq, Inc. 5.65%, 6/28/25	150,000	150,258
1.65%, 1/15/31(d)	440,000	344,643
2.50%, 12/21/40	50,000	32,906
3.95%, 3/7/52	50,000	37,543
National Fuel Gas Co. 3.95%, 9/15/27	150,000	138,944
4.75%, 9/1/28	105,000	100,226
National Health Investors, Inc. 3.00%, 2/1/31	365,000	276,896
National Rural Utilities Cooperative Finance Corp. 4.45%, 3/13/26	260,000	255,528
3.90%, 11/1/28	78,000	73,739
3.70%, 3/15/29	142,000	132,309
1.65%, 6/15/31	15,000	11,517
2.75%, 4/15/32	242,000	198,522
Netflix, Inc. 5.88%, 11/15/28	500,000	514,635
NewMarket Corp. 2.70%, 3/18/31	179,000	145,522
Newmont Corp. 2.80%, 10/1/29	171,000	147,681
2.60%, 7/15/32	220,000	177,126
6.25%, 10/1/39	138,000	144,371
5.45%, 6/9/44	75,000	71,510
NextEra Energy Capital Holdings, Inc. 6.05%, 3/1/25	510,000	512,259
4.45%, 6/20/25	401,000	392,816
5.75%, 9/1/25	250,000	250,770
1.90%, 6/15/28	386,000	331,840
3.50%, 4/1/29	267,000	244,193
2.75%, 11/1/29	360,000	311,591
2.44%, 1/15/32	110,000	88,153
3.00%, 1/15/52	85,000	54,148
NIKE, Inc. 2.85%, 3/27/30	180,000	160,672

See Notes to Financial Statements.

136	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
NiSource, Inc. 3.60%, 5/1/30	$515,000	$461,867
5.25%, 2/15/43	25,000	23,301
4.80%, 2/15/44	71,000	62,043
5.65%, 2/1/45	94,000	90,241
4.38%, 5/15/47	131,000	107,437
NNN REIT, Inc. 3.60%, 12/15/26	90,000	84,150
3.50%, 10/15/27	15,000	13,830
2.50%, 4/15/30	200,000	165,722
3.50%, 4/15/51	150,000	101,399
Norfolk Southern Corp. 3.15%, 6/1/27	60,000	56,078
3.80%, 8/1/28	34,000	32,179
2.55%, 11/1/29	193,000	166,567
4.84%, 10/1/41	120,000	109,300
3.95%, 10/1/42	62,000	49,891
3.94%, 11/1/47	113,000	89,559
4.10%, 5/15/49	113,000	92,002
3.05%, 5/15/50	145,000	96,734
2.90%, 8/25/51	110,000	70,100
3.70%, 3/15/53	45,000	33,521
4.10%, 5/15/2121	195,000	137,241
Northern Trust Corp. 4.00%, 5/10/27	500,000	480,390
Northrop Grumman Corp. 2.93%, 1/15/25	450,000	434,997
3.20%, 2/1/27	102,000	96,330
5.15%, 5/1/40	285,000	274,050
5.05%, 11/15/40	26,000	24,659
4.03%, 10/15/47	68,000	56,017
5.25%, 5/1/50	205,000	201,617
NOV, Inc. 3.95%, 12/1/42	180,000	133,794
NSTAR Electric Co. 3.20%, 5/15/27	125,000	117,175
Nucor Corp. 2.00%, 6/1/25	250,000	235,235
NVIDIA Corp. 2.85%, 4/1/30	555,000	498,185
O’Reilly Automotive, Inc. 3.60%, 9/1/27	50,000	47,391
4.20%, 4/1/30	225,000	211,333
1.75%, 3/15/31	175,000	137,925
Occidental Petroleum Corp. 5.55%, 3/15/26	700,000	694,533
7.50%, 5/1/31	500,000	542,590
6.45%, 9/15/36	500,000	511,790
Oglethorpe Power Corp. 5.95%, 11/1/39	60,000	59,971
5.25%, 9/1/50	80,000	71,769
Oklahoma Gas & Electric Co. 3.80%, 8/15/28	135,000	127,452
Old Republic International Corp. 3.85%, 6/11/51	25,000	17,455
Omega Healthcare Investors, Inc. 4.50%, 4/1/27	30,000	28,408
4.75%, 1/15/28	135,000	127,007
3.63%, 10/1/29	112,000	95,001
Omnicom Group, Inc. 2.45%, 4/30/30	418,000	346,798
Oncor Electric Delivery Co. LLC 4.55%, 9/15/32	500,000	476,560
ONEOK Partners LP 6.13%, 2/1/41	195,000	189,021
ONEOK, Inc. 2.20%, 9/15/25	500,000	465,865
4.00%, 7/13/27	115,000	108,929
4.55%, 7/15/28	157,000	149,769
3.40%, 9/1/29	269,000	237,713
4.95%, 7/13/47	325,000	267,771
7.15%, 1/15/51	140,000	148,743
Oracle Corp. 2.95%, 11/15/24	544,000	526,995
2.50%, 4/1/25	810,000	771,533
2.65%, 7/15/26	114,000	105,906
2.80%, 4/1/27	387,000	355,525
2.95%, 4/1/30	185,000	160,336
2.88%, 3/25/31	845,000	714,295
6.25%, 11/9/32	250,000	261,840
4.90%, 2/6/33	250,000	238,885
3.80%, 11/15/37	240,000	193,442
6.50%, 4/15/38	301,000	317,576
3.60%, 4/1/40	254,000	192,380
5.38%, 7/15/40	570,000	531,656
4.13%, 5/15/45	155,000	119,854
4.00%, 7/15/46	476,000	357,814
4.00%, 11/15/47	130,000	97,050
3.60%, 4/1/50	156,000	107,741
3.95%, 3/25/51	75,000	54,854
5.55%, 2/6/53	500,000	465,040
4.38%, 5/15/55	173,000	133,146
3.85%, 4/1/60	262,000	178,215
4.10%, 3/25/61	423,000	301,087
Oshkosh Corp. 4.60%, 5/15/28	46,000	44,995
Otis Worldwide Corp. 2.57%, 2/15/30	448,000	383,385
3.11%, 2/15/40	15,000	11,305
Ovintiv, Inc. 7.20%, 11/1/31	431,000	457,830
Owens Corning 7.00%, 12/1/36	32,000	35,314
4.30%, 7/15/47	74,000	59,496
4.40%, 1/30/48	175,000	142,200
PACCAR Financial Corp. 3.55%, 8/11/25	300,000	291,627
Pacific Gas & Electric Co. 3.45%, 7/1/25	273,000	259,648
2.10%, 8/1/27	272,000	234,535
3.75%, 7/1/28	328,000	295,318
4.55%, 7/1/30	535,000	481,238
2.50%, 2/1/31	795,000	620,434
4.40%, 3/1/32	45,000	38,869
4.50%, 7/1/40	277,000	214,068
3.75%, 8/15/42	350,000	236,719
4.60%, 6/15/43	50,000	37,548
4.75%, 2/15/44	87,000	67,015

See Notes to Financial Statements.

WisdomTree Trust	137

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.00%, 12/1/46	$100,000	$66,403
4.95%, 7/1/50	226,000	175,073
3.50%, 8/1/50	235,000	148,165
Packaging Corp. of America 3.00%, 12/15/29	122,000	106,644
4.05%, 12/15/49	26,000	20,254
Paramount Global 2.90%, 1/15/27	92,000	82,955
3.70%, 6/1/28	97,000	86,986
4.95%, 1/15/31(d)	246,000	219,875
4.20%, 5/19/32	45,000	37,493
5.90%, 10/15/40	150,000	125,658
4.85%, 7/1/42	55,000	39,906
5.85%, 9/1/43	452,000	374,437
5.25%, 4/1/44	30,000	22,530
4.95%, 5/19/50	192,000	140,525
Parker-Hannifin Corp. 3.25%, 3/1/27	145,000	136,497
3.25%, 6/14/29	217,000	196,394
4.10%, 3/1/47(e)	100,000	82,542
4.00%, 6/14/49	105,000	85,259
PayPal Holdings, Inc. 3.90%, 6/1/27	306,000	296,180
2.30%, 6/1/30	290,000	244,171
Pentair Finance Sarl 4.50%, 7/1/29	229,000	214,289
PepsiCo, Inc. 2.25%, 3/19/25	1,000,000	957,300
3.00%, 10/15/27	130,000	122,223
Pfizer Investment Enterprises Pte. Ltd. 4.45%, 5/19/26	750,000	738,045
4.45%, 5/19/28	500,000	490,625
Pfizer, Inc. 3.45%, 3/15/29	116,000	108,868
2.63%, 4/1/30	596,000	524,158
1.70%, 5/28/30	32,000	26,396
1.75%, 8/18/31	249,000	200,497
PG&E Recovery Funding LLC 5.26%, 1/15/40, Series A-2	1,000,000	996,240
5.54%, 7/15/49, Series A-3	1,000,000	991,310
PG&E Wildfire Recovery Funding LLC 4.26%, 6/1/38, Series A-2	335,000	311,647
4.67%, 12/1/53, Series A-5	480,000	432,259
5.10%, 6/1/54, Series A-5	660,000	636,002
Philip Morris International, Inc. 4.88%, 2/13/26	500,000	495,315
4.88%, 2/15/28	510,000	503,237
1.75%, 11/1/30	420,000	329,507
Phillips 66 3.75%, 3/1/28	120,000	113,114
4.65%, 11/15/34	322,000	302,442
5.88%, 5/1/42	155,000	158,486
4.88%, 11/15/44	53,000	47,888
4.90%, 10/1/46	100,000	87,928
3.30%, 3/15/52	300,000	200,733
Physicians Realty LP 3.95%, 1/15/28	75,000	68,781
Piedmont Natural Gas Co., Inc. 3.64%, 11/1/46	250,000	175,665
Pioneer Natural Resources Co. 1.90%, 8/15/30	408,000	329,431
Plains All American Pipeline LP / PAA Finance Corp. 4.50%, 12/15/26	171,000	165,458
3.55%, 12/15/29	145,000	127,862
6.65%, 1/15/37	252,000	256,657
4.70%, 6/15/44	42,000	32,971
PNC Financial Services Group, Inc.
5.67%, 10/28/25, (5.671% fixed rate until 10/28/24; Secured Overnight Financing Index + 1.09% thereafter)(c)	500,000	498,025
5.81%, 6/12/26, (5.812% fixed rate until 6/12/25; Secured Overnight Financing Rate + 1.322% thereafter)(c)	1,000,000	999,500
3.45%, 4/23/29	58,000	52,351
2.55%, 1/22/30	577,000	484,513
PPG Industries, Inc. 2.55%, 6/15/30	25,000	21,186
PPL Capital Funding, Inc. 3.10%, 5/15/26	156,000	147,417
4.13%, 4/15/30	100,000	92,197
Principal Financial Group, Inc. 3.70%, 5/15/29	251,000	230,272
Progress Energy, Inc. 7.75%, 3/1/31	253,000	283,760
Progressive Corp. 6.63%, 3/1/29	105,000	114,581
Prologis LP 3.25%, 6/30/26	541,000	513,344
1.75%, 2/1/31	160,000	126,370
1.63%, 3/15/31	50,000	38,873
Prudential Financial, Inc. 3.88%, 3/27/28	70,000	66,786
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; Secured Overnight Financing Rate + 2.733% thereafter)(c)(d)	461,000	415,320
6.00%, 9/1/52, (6.00% fixed rate until 6/1/32; 5-year Constant Maturity Treasury Rate + 3.234% thereafter)(c)	150,000	143,769
Public Service Co. of Colorado 3.70%, 6/15/28	277,000	259,829
Public Service Electric & Gas Co. 3.20%, 5/15/29	300,000	273,813
Public Service Enterprise Group, Inc. 1.60%, 8/15/30	380,000	299,269
Public Storage Operating Co. 3.09%, 9/15/27	50,000	46,704
2.25%, 11/9/31	185,000	149,870
Puget Energy, Inc. 2.38%, 6/15/28	104,000	89,842
PulteGroup, Inc. 6.00%, 2/15/35	190,000	191,300
QUALCOMM, Inc. 3.25%, 5/20/27	250,000	236,195
2.15%, 5/20/30	250,000	212,692
Quanta Services, Inc. 3.05%, 10/1/41	160,000	109,078

See Notes to Financial Statements.

138	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
Quest Diagnostics, Inc. 2.95%, 6/30/30	$485,000	$420,752
4.70%, 3/30/45	25,000	21,792
Realty Income Corp. 4.63%, 11/1/25	500,000	492,505
4.13%, 10/15/26	55,000	53,187
3.00%, 1/15/27	46,000	42,777
3.65%, 1/15/28	236,000	221,078
Regal Rexnord Corp. 6.05%, 2/15/26(e)	250,000	248,742
6.40%, 4/15/33(e)	294,000	291,322
Regency Centers LP 4.13%, 3/15/28	25,000	23,492
2.95%, 9/15/29	122,000	105,552
4.40%, 2/1/47	48,000	37,624
4.65%, 3/15/49	290,000	236,127
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/30	224,000	178,416
2.80%, 9/15/50	150,000	93,380
Reinsurance Group of America, Inc. 3.15%, 6/15/30	200,000	170,948
6.00%, 9/15/33	397,000	399,330
Republic Services, Inc. 0.88%, 11/15/25	250,000	226,577
3.95%, 5/15/28	34,000	32,332
1.45%, 2/15/31	280,000	216,782
1.75%, 2/15/32	303,000	234,646
Revvity, Inc. 2.55%, 3/15/31	200,000	163,822
Rockwell Automation, Inc. 3.50%, 3/1/29	168,000	157,648
Roper Technologies, Inc. 3.80%, 12/15/26	140,000	133,683
2.00%, 6/30/30	575,000	468,815
Ross Stores, Inc. 1.88%, 4/15/31	295,000	232,097
Royalty Pharma PLC 2.20%, 9/2/30	290,000	231,359
3.30%, 9/2/40	46,000	31,677
3.55%, 9/2/50	245,000	160,262
RPM International, Inc. 3.75%, 3/15/27	73,000	68,505
4.55%, 3/1/29	45,000	42,273
2.95%, 1/15/32	25,000	20,072
4.25%, 1/15/48	23,000	17,336

RTX Corp.
5.00%, 2/27/26	250,000	249,015
7.20%, 8/15/27	116,000	124,192
4.13%, 11/16/28	139,000	132,727
2.25%, 7/1/30	186,000	154,521
1.90%, 9/1/31	285,000	223,463
2.38%, 3/15/32	500,000	402,525
5.15%, 2/27/33	250,000	247,200
4.45%, 11/16/38	182,000	161,421
4.88%, 10/15/40	18,000	16,451
4.50%, 6/1/42	299,000	261,197
4.15%, 5/15/45	129,000	105,058
3.75%, 11/1/46	31,000	23,584
4.35%, 4/15/47	102,000	85,873
4.05%, 5/4/47	130,000	104,933
4.63%, 11/16/48	80,000	70,457
2.82%, 9/1/51	50,000	31,312
3.03%, 3/15/52	295,000	193,965
5.38%, 2/27/53	250,000	243,865

Ryder System, Inc. 4.63%, 6/1/25	557,000	546,428

S&P Global, Inc. 2.95%, 1/22/27	25,000	23,427
4.25%, 5/1/29	210,000	202,390

Sabine Pass Liquefaction LLC 5.63%, 3/1/25	510,000	508,756
5.00%, 3/15/27	60,000	59,023
4.20%, 3/15/28	232,000	219,973
4.50%, 5/15/30	212,000	199,598

Sabra Health Care LP 5.13%, 8/15/26	168,000	162,594
3.90%, 10/15/29	100,000	84,541

Santander Holdings USA, Inc. 4.40%, 7/13/27	202,000	191,480

Sempra 5.40%, 8/1/26	700,000	701,526
3.25%, 6/15/27	50,000	46,239
3.40%, 2/1/28	156,000	144,433
3.80%, 2/1/38	223,000	181,801

ServiceNow, Inc. 1.40%, 9/1/30	284,000	223,488

Sherwin-Williams Co. 2.95%, 8/15/29	145,000	127,854
2.30%, 5/15/30	322,000	268,744
4.50%, 6/1/47	220,000	187,810

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	420,000	394,456

Simon Property Group LP 3.50%, 9/1/25	623,000	600,503
3.38%, 6/15/27	166,000	154,991
3.38%, 12/1/27	37,000	34,273
1.75%, 2/1/28	25,000	21,482
2.45%, 9/13/29	99,000	83,927

SITE Centers Corp. 4.70%, 6/1/27	130,000	122,242

Skyworks Solutions, Inc. 1.80%, 6/1/26	97,000	87,166
3.00%, 6/1/31	110,000	89,731

Snap-on, Inc. 3.25%, 3/1/27	150,000	141,818

Sonoco Products Co. 2.25%, 2/1/27	50,000	44,746
3.13%, 5/1/30	56,000	48,394
2.85%, 2/1/32	150,000	123,099

Southern California Edison Co. 4.90%, 6/1/26	500,000	497,305
3.65%, 3/1/28, Series B	125,000	117,010
4.20%, 3/1/29, Series A	180,000	170,978
6.65%, 4/1/29	208,000	216,328

Southern Co. 3.70%, 4/30/30, Series A	25,000	22,654
4.25%, 7/1/36	397,000	346,398
4.40%, 7/1/46	80,000	65,940

See Notes to Financial Statements.

WisdomTree Trust	139

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.00%, 1/15/51, Series B, (4.00% fixed rate until 10/15/25; 5-year Constant Maturity Treasury Rate + 3.733% thereafter)(c)	$500,000	$465,330

Southern Co. Gas Capital Corp. 5.88%, 3/15/41	150,000	148,500
4.40%, 5/30/47	3,000	2,422
3.15%, 9/30/51, Series 21A	150,000	97,127

Southern Power Co. 5.15%, 9/15/41	50,000	45,518
5.25%, 7/15/43	110,000	98,679
4.95%, 12/15/46, Series F	60,000	51,368

Southwest Airlines Co. 3.00%, 11/15/26	25,000	23,299
5.13%, 6/15/27	225,000	222,462
3.45%, 11/16/27	100,000	92,487

Southwest Gas Corp. 3.80%, 9/29/46	50,000	35,963
4.15%, 6/1/49	150,000	113,012

Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	408,000	371,688
4.10%, 9/15/28, Series M	79,000	74,891
3.85%, 2/1/48, Series L	50,000	36,369
3.25%, 11/1/51	200,000	129,546

Spectra Energy Partners LP 5.95%, 9/25/43	100,000	96,326

Spirit Realty LP 3.40%, 1/15/30	45,000	38,720

Sprint Capital Corp. 8.75%, 3/15/32	422,000	503,345

Sprint LLC 7.63%, 2/15/25	500,000	510,135

Stanley Black & Decker, Inc. 4.25%, 11/15/28	169,000	160,736
2.30%, 3/15/30	175,000	145,129

Starbucks Corp. 2.00%, 3/12/27	100,000	90,274
4.00%, 11/15/28	233,000	223,195
3.55%, 8/15/29	289,000	267,900
3.00%, 2/14/32(d)	33,000	28,324
4.45%, 8/15/49	247,000	210,120
3.35%, 3/12/50	10,000	7,052
3.50%, 11/15/50	235,000	170,568
State Street Corp.
5.10%, 5/18/26, (5.104% fixed rate until 5/18/25; Secured Overnight Financing Rate + 1.13% thereafter)(c)	500,000	495,825
3.03%, 11/1/34, (3.031% fixed rate until 11/1/29; Secured Overnight Financing Rate + 1.49% thereafter)(c)	896,000	771,743

Steel Dynamics, Inc. 3.45%, 4/15/30	133,000	118,249
3.25%, 1/15/31	350,000	305,270

STERIS Irish FinCo Unlimited Co. 2.70%, 3/15/31	239,000	197,651

Stifel Financial Corp. 4.00%, 5/15/30	175,000	152,649

STORE Capital Corp. 4.50%, 3/15/28	30,000	26,871
4.63%, 3/15/29	75,000	64,607

Stryker Corp. 3.50%, 3/15/26	123,000	118,043
4.10%, 4/1/43	25,000	20,704
4.63%, 3/15/46	218,000	196,335
2.90%, 6/15/50	28,000	18,708

Summa Health 3.51%, 11/15/51	60,000	40,921

Synchrony Financial 3.70%, 8/4/26	133,000	121,226
3.95%, 12/1/27	332,000	296,659
5.15%, 3/19/29	90,000	82,670

Sysco Corp. 3.25%, 7/15/27	109,000	101,624
5.95%, 4/1/30	123,000	127,423
5.38%, 9/21/35	72,000	71,375
4.50%, 4/1/46	25,000	20,844
6.60%, 4/1/50	262,000	288,509

T-Mobile USA, Inc. 3.50%, 4/15/25	760,000	735,080
2.25%, 2/15/26	386,000	357,339
3.75%, 4/15/27	697,000	660,533
3.88%, 4/15/30	760,000	693,059
2.55%, 2/15/31	738,000	608,481
2.25%, 11/15/31	250,000	198,610
2.70%, 3/15/32	120,000	97,649
5.05%, 7/15/33	900,000	869,175
4.38%, 4/15/40	275,000	236,511
3.00%, 2/15/41	148,000	104,518
4.50%, 4/15/50	230,000	190,261
3.30%, 2/15/51	98,000	65,869
3.40%, 10/15/52	263,000	178,398
3.60%, 11/15/60	85,000	57,034
5.80%, 9/15/62	282,000	274,248

Take-Two Interactive Software, Inc. 3.55%, 4/14/25	500,000	483,590

Targa Resources Corp. 4.95%, 4/15/52	225,000	182,896

Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.88%, 2/1/31	690,000	634,959

Target Corp. 2.25%, 4/15/25	510,000	487,366
3.38%, 4/15/29	130,000	121,654

TC PipeLines LP 3.90%, 5/25/27	17,000	16,072

TD SYNNEX Corp. 1.75%, 8/9/26	216,000	190,527
2.65%, 8/9/31	243,000	187,197

Teledyne FLIR LLC 2.50%, 8/1/30	135,000	111,478

Teledyne Technologies, Inc. 2.75%, 4/1/31	350,000	292,243

Texas Instruments, Inc. 1.38%, 3/12/25	500,000	471,985
2.25%, 9/4/29	105,000	91,473

Textron, Inc. 3.65%, 3/15/27	203,000	191,354
3.38%, 3/1/28	205,000	187,794

See Notes to Financial Statements.

140	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Thermo Fisher Scientific, Inc. 1.22%, 10/18/24	$250,000	$238,362
2.00%, 10/15/31	250,000	201,635

Time Warner Cable Enterprises LLC 8.38%, 7/15/33	75,000	83,602

Time Warner Cable LLC 6.55%, 5/1/37	323,000	307,160
7.30%, 7/1/38	155,000	156,841
5.50%, 9/1/41	145,000	119,251
4.50%, 9/15/42	125,000	91,449

Timken Co. 4.50%, 12/15/28(d)	206,000	195,490

TJX Cos., Inc. 1.60%, 5/15/31	170,000	136,649

Toll Brothers Finance Corp. 4.88%, 3/15/27	145,000	141,005
3.80%, 11/1/29	140,000	125,083

Toyota Motor Credit Corp. 4.40%, 9/20/24	760,000	751,838
4.80%, 1/10/25	500,000	496,905
1.80%, 2/13/25	500,000	475,505
3.95%, 6/30/25	260,000	254,069
4.45%, 5/18/26	500,000	493,280
1.90%, 1/13/27	178,000	161,088
2.15%, 2/13/30	110,000	93,480
1.65%, 1/10/31	202,000	161,289

Trane Technologies Global Holding Co. Ltd. 3.75%, 8/21/28	58,000	54,479
5.75%, 6/15/43	50,000	49,994

Trane Technologies Luxembourg Finance SA 3.80%, 3/21/29	216,000	201,837
4.50%, 3/21/49	150,000	128,882

Transcontinental Gas Pipe Line Co. LLC 7.85%, 2/1/26	500,000	522,805
4.00%, 3/15/28	220,000	207,891
4.60%, 3/15/48	465,000	388,731

Trimble, Inc. 4.90%, 6/15/28	225,000	218,806

Truist Bank 2.15%, 12/6/24	500,000	477,440
3.30%, 5/15/26	188,000	174,812
Truist Financial Corp.
4.26%, 7/28/26, (4.26% fixed rate until 7/28/25; Secured Overnight Financing Rate + 1.456% thereafter)(c)	490,000	473,556
5.90%, 10/28/26, (5.90% fixed rate until 10/28/25; Secured Overnight Financing Rate + 1.626% thereafter)(c)	750,000	748,245
1.95%, 6/5/30	150,000	119,073
5.12%, 1/26/34, (5.122% fixed rate until 1/26/33; Secured Overnight Financing Rate + 1.85% thereafter)(c)	379,000	355,650

Tyson Foods, Inc. 4.35%, 3/1/29	70,000	66,285
4.88%, 8/15/34	126,000	119,829
4.55%, 6/2/47	50,000	40,046
5.10%, 9/28/48	339,000	294,645

U.S. Bancorp 1.45%, 5/12/25	750,000	701,985
5.73%, 10/21/26, (5.727% fixed rate until 10/21/25; Secured Overnight Financing Rate + 1.43% thereafter)(c)	750,000	750,045
5.85%, 10/21/33, (5.85% fixed rate until 10/21/32; Secured Overnight Financing Rate + 2.09% thereafter)(c)	250,000	248,882
2.49%, 11/3/36, (2.491% fixed rate until 11/3/31; 5-year Constant Maturity Treasury Rate + 0.95% thereafter)(c)	327,000	241,218

UDR, Inc. 2.95%, 9/1/26	40,000	37,159
3.50%, 1/15/28	25,000	22,912
4.40%, 1/26/29	129,000	120,882
3.20%, 1/15/30	110,000	96,939
3.00%, 8/15/31	95,000	79,789

Union Pacific Corp. 4.75%, 2/21/26	500,000	497,590
6.63%, 2/1/29	122,000	132,377
2.40%, 2/5/30	47,000	40,459
2.38%, 5/20/31	110,000	92,360
United Airlines Pass-Through Trust
4.30%, 2/15/27, Series 2013-1, Class A	273,860	263,324
4.00%, 10/11/27, Series 2014-1, Class A	22,649	21,548
3.75%, 3/3/28, Series 2014-2, Class A	207,271	194,822
3.45%, 1/7/30, Series 2016-1, Class A	20,502	18,045
4.15%, 2/25/33, Series 2019-1, Class AA	44,826	41,355

United Parcel Service, Inc. 3.90%, 4/1/25	300,000	294,120
3.05%, 11/15/27	49,000	45,943

UnitedHealth Group, Inc. 5.15%, 10/15/25	750,000	749,737
1.15%, 5/15/26	246,000	222,505
3.45%, 1/15/27	93,000	88,790
3.38%, 4/15/27	355,000	336,717
3.70%, 5/15/27(d)	10,000	9,608
3.88%, 12/15/28	129,000	123,334

Universal Health Services, Inc. 2.65%, 1/15/32	365,000	283,850

Unum Group 5.75%, 8/15/42	122,000	111,681
4.50%, 12/15/49	75,000	56,705

Valero Energy Corp. 2.15%, 9/15/27	154,000	137,226
2.80%, 12/1/31	250,000	205,515
6.63%, 6/15/37	36,000	38,342
4.90%, 3/15/45	200,000	173,766
3.65%, 12/1/51	97,000	66,303

Valero Energy Partners LP 4.50%, 3/15/28	60,000	57,823

Valmont Industries, Inc. 5.00%, 10/1/44	55,000	47,179

Ventas Realty LP 3.50%, 2/1/25	558,000	537,443
4.00%, 3/1/28	115,000	107,017
4.40%, 1/15/29	160,000	150,334
3.00%, 1/15/30	140,000	119,364
2.50%, 9/1/31	170,000	134,079
Verisk Analytics, Inc.
5.50%, 6/15/45	125,000	115,821
3.63%, 5/15/50	70,000	50,123

See Notes to Financial Statements.

WisdomTree Trust	141

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Verizon Communications, Inc. 3.38%, 2/15/25	$500,000	$485,080
0.85%, 11/20/25	295,000	267,574
4.13%, 3/16/27	398,000	383,509
4.33%, 9/21/28	231,000	221,307
3.88%, 2/8/29	187,000	174,712
4.02%, 12/3/29	423,000	393,128
3.15%, 3/22/30	409,000	358,893
1.68%, 10/30/30	204,000	159,665
1.75%, 1/20/31	505,000	393,082
2.55%, 3/21/31	697,000	573,993
2.36%, 3/15/32	675,000	534,195
4.40%, 11/1/34	141,000	127,705
5.25%, 3/16/37	360,000	350,874
2.65%, 11/20/40	330,000	220,331
3.40%, 3/22/41	276,000	205,118
2.85%, 9/3/41	224,000	153,055
4.13%, 8/15/46	210,000	167,208
4.00%, 3/22/50	549,000	420,605
2.88%, 11/20/50	470,000	288,904
3.55%, 3/22/51	416,000	291,104
5.01%, 8/21/54	100,000	89,030
2.99%, 10/30/56	156,000	93,265
3.70%, 3/22/61	383,000	261,149

VF Corp. 2.80%, 4/23/27(d)	130,000	118,239
2.95%, 4/23/30(d)	160,000	132,858

Viatris, Inc.
2.70%, 6/22/30	210,000	170,614
3.85%, 6/22/40	71,000	49,826
4.00%, 6/22/50	275,000	182,220

VICI Properties LP 4.38%, 5/15/25	749,000	728,627

Virginia Electric & Power Co. 3.10%, 5/15/25, Series A	260,000	249,668
2.40%, 3/30/32	177,000	142,816

VMware, Inc. 4.50%, 5/15/25	500,000	489,825
4.65%, 5/15/27	100,000	97,233
3.90%, 8/21/27	117,000	110,240
2.20%, 8/15/31	190,000	148,122

Vontier Corp. 2.95%, 4/1/31	185,000	146,809

Voya Financial, Inc. 4.80%, 6/15/46	52,000	41,401
4.70%, 1/23/48, (4.70% fixed rate until 1/23/28; Secured Overnight Financing Rate + 3.384% thereafter)(c)	235,000	190,385

Vulcan Materials Co. 3.90%, 4/1/27	20,000	19,163
4.50%, 6/15/47	80,000	68,331
4.70%, 3/1/48	255,000	223,469

W.R. Berkley Corp. 4.75%, 8/1/44	8,000	6,840
4.00%, 5/12/50	185,000	141,011
3.15%, 9/30/61	55,000	32,925

Walgreens Boots Alliance, Inc. 3.45%, 6/1/26	100,000	94,488
3.20%, 4/15/30(d)	150,000	127,371
4.80%, 11/18/44	167,000	130,833
4.10%, 4/15/50(d)	135,000	92,474

Walt Disney Co. 3.35%, 3/24/25	514,000	499,012
1.75%, 1/13/26	500,000	462,795
2.00%, 9/1/29	149,000	126,429
3.80%, 3/22/30	260,000	243,438

Warnermedia Holdings, Inc. 3.64%, 3/15/25	1,000,000	967,700
4.28%, 3/15/32	325,000	286,978
5.05%, 3/15/42	625,000	515,087
5.14%, 3/15/52	318,000	253,812
5.39%, 3/15/62	425,000	337,692

Waste Connections, Inc. 3.50%, 5/1/29	161,000	148,656
2.20%, 1/15/32	531,000	424,322

Waste Management, Inc. 3.15%, 11/15/27	175,000	163,252
1.15%, 3/15/28	134,000	113,280
1.50%, 3/15/31	316,000	246,521
2.95%, 6/1/41	250,000	180,610
4.15%, 7/15/49	50,000	42,275
2.50%, 11/15/50	50,000	30,695

WEC Energy Group, Inc. 5.00%, 9/27/25	300,000	297,318
1.38%, 10/15/27	85,000	73,206
Wells Fargo & Co.
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; 3-month Secured Overnight Financing Rate + 1.087% thereafter)(c)	1,000,000	959,540
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month Secured Overnight Financing Rate + 1.012% thereafter)(c)	450,000	425,655
3.00%, 4/22/26	610,000	571,741
3.91%, 4/25/26, (3.908% fixed rate until 4/25/25; Secured Overnight Financing Rate + 1.32% thereafter)(c)	500,000	483,720
4.54%, 8/15/26, (4.54% fixed rate until 8/15/25; Secured Overnight Financing Rate + 1.56% thereafter)(c)	500,000	488,405
4.30%, 7/22/27	750,000	718,522
3.53%, 3/24/28, (3.526% fixed rate until 3/24/27; Secured Overnight Financing Rate + 1.51% thereafter)(c)	1,000,000	931,110
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(c)	500,000	445,055
5.57%, 7/25/29, (5.574% fixed rate until 7/25/28; Secured Overnight Financing Rate + 1.74% thereafter)(c)	250,000	248,987
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; 3-month Secured Overnight Financing Rate + 4.032% thereafter)(c)	283,000	264,894
3.35%, 3/2/33, (3.35% fixed rate until 3/2/32; Secured Overnight Financing Rate + 1.50% thereafter)(c)	934,000	787,493
5.95%, 12/1/86	100,000	97,900

Welltower OP LLC 4.25%, 4/15/28	70,000	66,269

See Notes to Financial Statements.

142	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.13%, 3/15/29	$175,000	$162,706
3.10%, 1/15/30	468,000	407,146
2.80%, 6/1/31	225,000	185,593

Western Digital Corp. 4.75%, 2/15/26	500,000	477,325

Western Midstream Operating LP 4.05%, 2/1/30	250,000	223,120
5.25%, 2/1/50	250,000	202,355

Western Union Co. 1.35%, 3/15/26	100,000	89,529

Westinghouse Air Brake Technologies Corp. 4.95%, 9/15/28	284,000	274,105

Westlake Corp. 5.00%, 8/15/46	85,000	71,652
4.38%, 11/15/47	85,000	65,761
3.13%, 8/15/51	150,000	92,097

WestRock MWV LLC 8.20%, 1/15/30	36,000	40,715

Weyerhaeuser Co. 6.95%, 10/1/27	75,000	79,619
4.00%, 11/15/29	120,000	110,774
4.00%, 4/15/30	69,000	63,131
7.38%, 3/15/32	227,000	255,779
3.38%, 3/9/33	43,000	36,663

Whirlpool Corp. 2.40%, 5/15/31	205,000	166,288
4.60%, 5/15/50	185,000	151,953

Williams Cos., Inc. 3.75%, 6/15/27	149,000	140,397
2.60%, 3/15/31	570,000	467,924
6.30%, 4/15/40	55,000	56,513
5.75%, 6/24/44	67,000	63,783
5.10%, 9/15/45	206,000	181,655

Willis North America, Inc. 4.65%, 6/15/27	183,000	177,453
4.50%, 9/15/28	100,000	95,303
2.95%, 9/15/29	150,000	130,118

Wisconsin Power & Light Co. 3.00%, 7/1/29	110,000	98,737

Workday, Inc. 3.50%, 4/1/27	739,000	698,355

WRKCo, Inc. 3.00%, 9/15/24	123,000	119,156
4.00%, 3/15/28	74,000	69,138
3.90%, 6/1/28	160,000	148,619
3.00%, 6/15/33(d)	275,000	222,948

Xcel Energy, Inc. 1.75%, 3/15/27	160,000	141,933
3.40%, 6/1/30	80,000	71,003
2.35%, 11/15/31	85,000	67,143
6.50%, 7/1/36	100,000	105,528

Xylem, Inc. 1.95%, 1/30/28	95,000	83,478

Zimmer Biomet Holdings, Inc. 5.75%, 11/30/39	153,000	147,842

Zoetis, Inc. 3.00%, 9/12/27	263,000	244,850
4.70%, 2/1/43	50,000	45,316
3.95%, 9/12/47	100,000	80,090
4.45%, 8/20/48	80,000	69,307

Total United States		351,188,360
TOTAL CORPORATE BONDS (Cost: $455,777,754)		420,863,817

FOREIGN GOVERNMENT AGENCIES – 0.3%

Japan – 0.3%

Japan Bank for International Cooperation 2.88%, 4/14/25	1,000,000	961,640
1.88%, 7/21/26	250,000	229,355
2.88%, 6/1/27	320,000	298,781
2.88%, 7/21/27	250,000	233,238
1.88%, 4/15/31	920,000	754,602
Japan International Cooperation Agency 2.13%, 10/20/26	250,000	229,145
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,955,569)		2,706,761

FOREIGN GOVERNMENT OBLIGATIONS – 2.0%

Chile – 0.0%

Chile Government International Bond 3.24%, 2/6/28	200,000	187,172
2.45%, 1/31/31	250,000	212,987

Total Chile		400,159

Hungary – 0.0%

Hungary Government International Bond 7.63%, 3/29/41	138,000	152,736

Indonesia - 0.3%

Indonesia Government International Bond 4.10%, 4/24/28	460,000	441,384
2.85%, 2/14/30	540,000	475,394
3.85%, 10/15/30	300,000	278,310
4.35%, 1/11/48	625,000	536,337
5.35%, 2/11/49	200,000	196,216
4.20%, 10/15/50	220,000	183,234
4.45%, 4/15/70	322,000	263,792

Total Indonesia		2,374,667

Israel – 0.0%

State of Israel 2.50%, 1/15/30	200,000	172,756

Italy – 0.1%

Republic of Italy Government International Bond 2.88%, 10/17/29	550,000	481,805
5.38%, 6/15/33	53,000	52,142
4.00%, 10/17/49	350,000	255,742

Total Italy		789,689

Mexico – 0.6%

Mexico Government International Bond 3.25%, 4/16/30	1,175,000	1,042,307
2.66%, 5/24/31	1,913,000	1,587,254
4.75%, 4/27/32	555,000	527,056
6.05%, 1/11/40, Series A	102,000	102,048
4.28%, 8/14/41	275,000	222,695

See Notes to Financial Statements.

WisdomTree Trust	143

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value
4.75%, 3/8/44	$354,000	$297,799
5.55%, 1/21/45	200,000	187,010
4.60%, 1/23/46	250,000	202,765
4.35%, 1/15/47	205,000	160,230
4.60%, 2/10/48	200,000	160,884
4.50%, 1/31/50	200,000	159,424
4.40%, 2/12/52	250,000	192,970
3.77%, 5/24/61	545,000	359,466
5.75%, 10/12/2110	310,000	272,357

Total Mexico		5,474,265

Panama – 0.2%

Panama Government International Bond 8.88%, 9/30/27	380,000	427,317
9.38%, 4/1/29	200,000	237,050
3.30%, 1/19/33	500,000	412,685
6.70%, 1/26/36	235,000	247,227
4.50%, 5/15/47	200,000	154,020
4.30%, 4/29/53	295,000	213,176
4.50%, 4/1/56	325,000	236,480
4.50%, 1/19/63	306,000	219,338

Total Panama		2,147,293

Peru – 0.2%

Peruvian Government International Bond
4.13%, 8/25/27	64,000	62,025
2.78%, 1/23/31	525,000	446,512
8.75%, 11/21/33	190,000	236,993
3.00%, 1/15/34	196,000	159,746
6.55%, 3/14/37	55,000	60,049
3.30%, 3/11/41	500,000	372,430
5.63%, 11/18/50	70,000	69,910
3.60%, 1/15/72	313,000	206,039
3.23%, 7/28/2121	110,000	63,904

Total Peru		1,677,608

Philippines – 0.4%

Philippine Government International Bond
3.00%, 2/1/28	1,657,000	1,530,206
9.50%, 2/2/30	230,000	284,947
1.95%, 1/6/32	346,000	276,177
6.38%, 1/15/32	260,000	283,551
5.00%, 1/13/37	500,000	488,950
3.95%, 1/20/40	480,000	406,522
3.70%, 3/1/41	200,000	161,060
3.70%, 2/2/42	525,000	421,396

Total Philippines		3,852,809

Poland – 0.0%

Republic of Poland Government International Bond 3.25%, 4/6/26	225,000	215,665

Uruguay – 0.2%

Uruguay Government International Bond
4.38%, 1/23/31	355,000	349,998
7.63%, 3/21/36	260,000	315,073
4.13%, 11/20/45	120,000	106,282
5.10%, 6/18/50	310,000	300,247
4.98%, 4/20/55	290,000	274,703

Total Uruguay		1,346,303
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $20,932,629)		18,603,950

SUPRANATIONAL BONDS – 0.0%

European Investment Bank 4.88%, 2/15/36	50,000	52,574
Inter-American Development Bank 3.88%, 10/28/41	100,000	90,196
TOTAL SUPRANATIONAL BONDS (Cost: $201,018)		142,770

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.7%

United States – 6.7%

Bank
2.00%, 11/15/53, Series 2020-BNK29, Class A4	509,000	391,394
2.04%, 2/15/54, Series 2021-BNK31, Class A4	1,000,000	792,986
2.93%, 2/15/55, Series 2022-BNK39, Class A4^(c)	325,000	270,555
6.26%, 4/15/56, Series 2023-5YR1, Class A3^(c)	500,000	508,424
3.25%, 7/15/60, Series 2017-BNK6, Class A4	1,000,000	925,463
2.76%, 9/15/62, Series 2019-BNK20, Class A2	1,958,340	1,654,693
2.55%, 4/15/63, Series 2020-BNK27, Class AS	850,000	655,100

Barclays Commercial Mortgage Trust
3.66%, 4/15/55, Series 2022-C15, Class A5^(c)	1,000,000	879,338

Benchmark Mortgage Trust
2.70%, 9/15/43, Series 2020-IG1, Class A1	287,762	270,689
3.94%, 7/15/51, Series 2018-B5, Class A3	1,000,000	926,459
2.58%, 11/15/54, Series 2021-B30, Class A5	400,000	322,540
3.46%, 3/15/55, Series 2022-B33, Class A5	350,000	300,955
3.79%, 4/15/55, Series 2022-B34, Class A5^(c)	750,000	635,209
6.54%, 5/15/55, Series 2023-V2, Class AS^(c)	500,000	503,061
3.72%, 3/15/62, Series 2019-B10, Class A4	1,000,000	907,755

BMO Mortgage Trust
4.97%, 7/15/54, Series 2022-C2, Class A5^(c)	500,000	483,428

CD Mortgage Trust
3.17%, 8/15/50, Series 2017-CD5, Class A3	525,000	476,710

Citigroup Commercial Mortgage Trust
3.15%, 11/15/49, Series 2016-C3, Class A4	616,000	566,555
3.20%, 9/15/50, Series 2017-P8, Class A3	500,000	455,864
3.30%, 11/10/52, Series 2019-GC43, Class AS	500,000	417,069
2.69%, 8/10/56, Series 2019-GC41, Class A2	239,681	230,830
2.87%, 8/10/56, Series 2019-GC41, Class A5	250,000	215,520

See Notes to Financial Statements.

144	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Commercial Mortgage Trust
3.70%, 5/10/47, Series 2014-CR17, Class A4	$307,226	$304,339
3.18%, 2/10/48, Series 2015-LC19, Class A4	1,000,000	959,488
3.76%, 8/10/48, Series 2015-CR25, Class A4	250,000	239,059

CSAIL Commercial Mortgage Trust
3.49%, 11/15/48, Series 2016-C5, Class A4	117,779	112,829
3.76%, 11/15/48, Series 2016-C5, Class A5	550,000	525,702
4.22%, 8/15/51, Series 2018-CX12, Class A4^(c)	779,577	729,948
3.33%, 6/15/52, Series 2019-C16, Class A3	1,000,000	887,247
2.56%, 3/15/53, Series 2020-C19, Class A3	500,000	411,795

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.81%, 1/25/25, Series K044, Class A2	816,880	788,325
3.31%, 9/25/25, Series K051, Class A2	1,430,000	1,378,897
2.57%, 7/25/26, Series K057, Class A2	950,000	889,983
2.96%, 7/25/26, Series K060, Class A1	567,831	545,950
3.41%, 12/25/26, Series K062, Class A2	500,000	476,068
3.12%, 6/25/27, Series K066, Class A2	750,000	703,658
3.19%, 7/25/27, Series K067, Class A2	500,000	470,111
3.19%, 9/25/27, Series K069, Class A2^(c)	1,025,000	961,258
3.35%, 1/25/28, Series K073, Class A2	1,250,000	1,176,710
4.82%, 6/25/28, Series K505, Class A2	1,100,000	1,098,063
3.93%, 7/25/28, Series K080, Class A2^(c)	400,000	384,910
2.12%, 3/25/29, Series K749, Class A2^(c)	350,000	305,638
2.79%, 6/25/29, Series K095, Class A2	2,000,000	1,800,802
2.07%, 1/25/30, Series K106, Class A2	2,000,000	1,700,844
1.38%, 7/25/30, Series K116, Class A2	1,500,000	1,202,293
1.66%, 12/25/30, Series K124, Class A2	1,100,000	887,512
3.90%, 12/25/30, Series K158, Class A2^(c)	1,500,000	1,414,920
2.11%, 1/25/31, Series K127, Class A2	2,000,000	1,665,082
2.13%, 11/25/31, Series K136, Class A2	750,000	615,036
2.40%, 3/25/32, Series K142, Class A2	1,520,000	1,266,806
2.58%, 5/25/32, Series K145, Class A2	1,200,000	1,010,828
2.92%, 6/25/32, Series K146, Class A2	500,000	432,801
3.46%, 11/25/32, Series K154, Class A3	1,100,000	990,831

Federal National Mortgage Association Alternative Credit Enhancement Securities
3.27%, 2/25/29, Series 2019 -M5, Class A2	1,466,555	1,363,769
2.89%, 6/25/29, Series 2019-M12, Class A2^(c)	329,256	298,505
2.44%, 10/25/29, Series 2020-M1, Class A2	2,000,000	1,747,161
1.27%, 7/25/30, Series 2020-M42, Class A2	150,000	119,154
1.52%, 11/25/30, Series 2021-M1G, Class A2^(c)	1,000,000	798,224
3.61%, 2/25/31, Series 2019-M4, Class A2	1,922,005	1,775,939
2.00%, 1/25/32, Series 2022-M10, Class A2^(c)	1,000,000	803,693
2.94%, 7/25/39, Series 2016-M11, Class AL	152,051	133,786

GS Mortgage Securities Trust
3.43%, 8/10/50, Series 2017-GS7, Class A4	500,000	451,970
3.99%, 3/10/51, Series 2018-GS9, Class A4^(c)	750,000	698,606
2.90%, 2/13/53, Series 2020-GC45, Class A2	630,000	595,634
1.66%, 12/12/53, Series 2020-GSA2, Class AAB	780,000	676,103

JP Morgan Chase Commercial Mortgage Securities Trust
3.65%, 12/15/49, Series 2016-JP4, Class A4^(c)	132,000	123,126

JPMBB Commercial Mortgage Securities Trust
3.60%, 11/15/48, Series 2015-C32, Class A5	1,000,000	944,142

Morgan Stanley Bank of America Merrill Lynch Trust
3.08%, 3/15/48, Series 2015-C21, Class A3	104,008	99,877
3.31%, 4/15/48, Series 2015-C22, Class A4	1,000,000	952,829
3.54%, 1/15/49, Series 2016-C28, Class A4	1,000,000	942,848

Morgan Stanley Capital I Trust
3.59%, 3/15/49, Series 2016-UBS9, Class A4	278,000	262,560
3.53%, 6/15/50, Series 2017-H1, Class A5	500,000	460,270
4.18%, 7/15/51, Series 2018-H3, Class A5	1,000,000	935,402
2.57%, 10/15/54, Series 2021-L7, Class A5	1,000,000	805,104

UBS Commercial Mortgage Trust
3.49%, 8/15/50, Series 2017-C2, Class A4	1,000,000	919,560

Wells Fargo Commercial Mortgage Trust
3.15%, 5/15/48, Series 2015-NXS1, Class A5	831,000	790,829
2.93%, 7/15/48, Series 2016-C35, Class A4	1,525,000	1,404,223
3.72%, 12/15/48, Series 2015-NXS4, Class A4	500,000	475,631
3.37%, 10/15/49, Series 2016-LC24, Class AS	860,000	744,752
3.42%, 9/15/50, Series 2017-C39, Class A5	500,000	458,907
3.75%, 3/15/51, Series 2018-C43, Class A3	461,138	424,528
3.58%, 6/15/52, Series 2019-C51, Class AS	750,000	639,056
2.63%, 4/15/54, Series 2021-C59, Class A5	800,000	649,350
4.00%, 4/15/55, Series 2022-C62, Class A4^(c)	100,000	89,601
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $64,100,157)		60,713,469

MUNICIPAL BONDS – 0.1%

United States – 0.1%

Alameda County Joint Powers Authority 7.05%, 12/1/44, Series A	150,000	178,458

See Notes to Financial Statements.

WisdomTree Trust	145

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

Los Angeles County Public Works Financing Authority 7.62%, 8/1/40	$100,000	$123,123

Los Angeles Department of Water & Power 6.57%, 7/1/45	70,000	81,886

Municipal Electric Authority of Georgia 6.64%, 4/1/57, Series A	210,000	234,907

Sales Tax Securitization Corp. 4.64%, 1/1/40, Series A	95,000	89,976

San Jose Redevelopment Successor Agency 3.38%, 8/1/34, Series A-T	60,000	53,172

State of Illinois 6.63%, 2/1/35, Series 1	92,308	95,375
University of California 4.86%, 5/15/2112, Series AD	56,000	49,356
TOTAL MUNICIPAL BONDS (Cost: $1,098,229)		906,253

ASSET-BACKED SECURITIES – 5.1%

United States – 5.1%

American Express Credit Account Master Trust
0.90%, 11/15/26, Series 2021-1, Class A	1,570,000	1,486,129
3.39%, 5/15/27, Series 2022-2, Class A	2,000,000	1,935,550
3.75%, 8/15/27, Series 2022-3, Class A	900,000	874,694
4.95%, 10/15/27, Series 2022-4, Class A	400,000	397,455
4.80%, 5/15/30, Series 2023-2, Class A	600,000	598,092

BA Credit Card Trust
3.53%, 11/15/27, Series 2022-A1, Class A1	1,150,000	1,114,087
4.79%, 5/15/28, Series 2023-A1, Class A1	2,000,000	1,984,023

Barclays Dryrock Issuance Trust 3.07%, 2/15/28, Series 2022-1, Class A	1,250,000	1,203,560

Capital One Multi-Asset Execution Trust
0.55%, 7/15/26, Series 2021-A1, Class A1	655,000	626,792
3.49%, 5/15/27, Series 2022-A2, Class A	1,850,000	1,793,083
4.95%, 10/15/27, Series 2022-A3, Class A	500,000	496,786
2.06%, 8/15/28, Series 2019-A3, Class A3	700,000	642,269
1.39%, 7/15/30, Series 2021-A2, Class A2	1,600,000	1,355,831

Capital One Prime Auto Receivables Trust
0.77%, 9/15/26, Series 2021-1, Class A3	488,931	468,861

CarMax Auto Owner Trust
2.03%, 6/16/25, Series 2020-1, Class A4	585,000	575,817
3.97%, 4/15/27, Series 2022-3, Class A3	1,095,000	1,070,455
4.75%, 10/15/27, Series 2023-1, Class A3	737,000	727,280

CNH Equipment Trust 0.70%, 5/17/27, Series 2021-B, Class A4	1,000,000	906,277

Discover Card Execution Note Trust
1.96%, 2/15/27, Series 2022-A1, Class A1	350,000	333,074
3.32%, 5/15/27, Series 2022-A2, Class A	545,000	526,649
3.56%, 7/15/27, Series 2022-A3, Class A3	1,000,000	968,420
4.31%, 3/15/28, Series 2023-A1, Class A	500,000	489,970

Exeter Automobile Receivables Trust 5.70%, 8/17/26, Series 2022-6A, Class A3	1,000,000	997,645

Ford Credit Auto Lease Trust
4.94%, 3/15/26, Series 2023-A, Class A3	850,000	842,911
4.83%, 5/15/26, Series 2023-A, Class A4	500,000	494,018

Ford Credit Auto Owner Trust
2.04%, 12/15/26, Series 2020-B, Class C	750,000	733,707
3.93%, 8/15/27, Series 2022-B, Class A4	750,000	728,874

GM Financial Automobile Leasing Trust
3.42%, 6/20/25, Series 2022-2, Class A3	500,000	492,946
5.16%, 1/20/27, Series 2023-1, Class A4	645,000	640,146

GM Financial Consumer Automobile Receivables Trust
0.58%, 1/16/26, Series 2020-3, Class A4	1,000,000	964,240
3.71%, 12/16/27, Series 2022-3, Class A4	1,250,000	1,206,462
4.66%, 2/16/28, Series 2023-1, Class A3	1,000,000	987,513

Honda Auto Receivables Owner Trust
3.73%, 7/20/26, Series 2022-2, Class A3	845,000	824,470
0.46%, 4/19/27, Series 2020-3, Class A4	250,000	245,071
5.04%, 4/21/27, Series 2023-1, Class A3	1,368,000	1,359,297

Hyundai Auto Receivables Trust
0.60%, 2/16/27, Series 2021-B, Class A4	1,000,000	925,474
5.39%, 6/15/27, Series 2015-C, Class A3	1,000,000	998,179

John Deere Owner Trust
5.18%, 3/15/28, Series 2023-B, Class A3	1,000,000	999,363

Mercedes-Benz Auto Lease Trust
4.74%, 1/15/27, Series 2023-A, Class A3	1,000,000	986,631

Mercedes-Benz Auto Receivables Trust 4.51%, 11/15/27, Series 2023-1, Class A3	500,000	492,782

Santander Drive Auto Receivables Trust 3.44%, 9/15/27, Series 2022-2, Class B	1,000,000	972,066

Synchrony Card Funding LLC 3.86%, 7/15/28, Series 2022-A2, Class A	900,000	874,410

Toyota Auto Receivables Owner Trust
0.53%, 10/15/26, Series 2021-B, Class A4	1,500,000	1,390,012
3.76%, 4/15/27, Series 2022-C, Class A3	250,000	243,323
3.77%, 2/15/28, Series 2022-C, Class A4	774,000	745,931

Verizon Master Trust
0.50%, 5/20/27, Series 2021-1, Class A	1,200,000	1,155,564
1.53%, 7/20/28, Series 2022-2, Class A	500,000	473,025
3.67%, 1/22/29, Series 2022-6, Class A	1,200,000	1,163,021

Volkswagen Auto Lease Trust 3.65%, 1/20/27, Series 2022-A, Class A4	1,250,000	1,220,649

Volkswagen Auto Loan Enhanced Trust 5.02%, 6/20/28, Series 2023-1, Class A3	180,000	179,137

World Omni Auto Receivables Trust
0.61%, 10/15/26, Series 2020-C, Class A4	400,000	379,086
0.64%, 9/15/27, Series 2021-C, Class A4	1,000,000	913,329
1.90%, 3/15/28, Series 2022-A, Class A4	350,000	325,208
World Omni Automobile Lease Securitization Trust 5.04%, 7/17/28, Series 2023-A, Class A4	95,000	94,116
TOTAL ASSET-BACKED SECURITIES (Cost: $46,303,449)		45,623,760

See Notes to Financial Statements.

146	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2023

Investments in Long Securities	Principal Amount	Value

REPURCHASE AGREEMENT – 0.3%

United States – 0.3%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/23 (tri-party custodian: The Bank of New York Mellon Corp.), 5.30% due 9/1/23; Proceeds at maturity – $2,410,355 (fully collateralized by U.S. Treasury Note, 0.88% due 1/31/24; Market value including accrued interest – $2,458,216)

(Cost: $2,410,000)	$2,410,000	$2,410,000

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(f)
(Cost: $3,710,753)	3,710,753	3,710,753
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE TBA SALE COMMITMENTS – 100.8% (Cost: $991,519,698)		907,331,000

TBA Sale Commitments	Principal Amount

U.S. GOVERNMENT AGENCIES TBA SALE COMMITMENTS – (0.7)%

Government National Mortgage Association – (0.1)%
2.00%, 10/20/53(b)	$(100,000)	(82,674)
2.50%, 10/20/53(b)	(100,000)	(85,237)
3.50%, 10/20/53(b)	(1,200,000)	(1,090,602)

Total Government National Mortgage Association		(1,258,513)

Uniform Mortgage-Backed Securities – (0.6)%
2.50%, 9/1/38(b)	(2,750,000)	(2,477,597)
3.00%, 9/1/38(b)	(2,900,000)	(2,679,956)
4.00%, 9/1/38(b)	(225,000)	(216,066)
3.50%, 10/1/53(b)	(50,000)	(44,743)

Total Uniform Mortgage-Backed Securities		(5,418,362)

TOTAL TBA SALE COMMITMENTS

(Proceeds: $6,711,361)		(6,676,875)

Other Assets less Liabilities – (0.1)%		(1,105,664)

NET ASSETS – 100.0%		$899,548,461
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2023.

(b)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(c)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.

(d)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,723,372 and the total market value of the collateral held by the Fund was $3,843,308. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $132,555.

(e)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$159,095,550	$—	$159,095,550
U.S. Government Obligations	—	192,553,917	—	192,553,917
Corporate Bonds	—	420,863,817	—	420,863,817
Foreign Government Agencies	—	2,706,761	—	2,706,761
Foreign Government Obligations	—	18,603,950	—	18,603,950
Supranational Bonds	—	142,770	—	142,770
Commercial Mortgage-Backed Securities	—	60,713,469	—	60,713,469
Municipal Bonds	—	906,253	—	906,253
Asset-Backed Securities	—	45,623,760	—	45,623,760
Repurchase Agreement	—	2,410,000	—	2,410,000
Investment of Cash Collateral for Securities Loaned	—	3,710,753	—	3,710,753
Total Investments in Securities	$—	$907,331,000	$—	$907,331,000
Liabilities:
TBA Sale Commitments
U.S. Government Agencies	$—	$(6,676,875)	$—	$(6,676,875)
Total – Net	$—	$900,654,125	$—	$900,654,125

See Notes to Financial Statements.

WisdomTree Trust	147

Schedule of Investments

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 11.6%

Federal Farm Credit Bank – 1.0%
3.13%, 8/26/27	$1,000,000	$948,310

Federal Home Loan Bank – 0.2%
0.38%, 9/4/25	200,000	183,072

Federal Home Loan Mortgage Corporation – 1.2%
0.38%, 7/21/25	40,000	36,762
0.38%, 9/23/25	1,293,000	1,180,121

Total Federal Home Loan Mortgage Corporation		1,216,883

Federal National Mortgage Association – 1.3%
2.63%, 9/6/24	1,149,000	1,119,379
1.63%, 1/7/25	175,000	166,915

Total Federal National Mortgage Association		1,286,294

Tennessee Valley Authority – 0.1%
0.75%, 5/15/25	86,000	79,908

Uniform Mortgage-Backed Securities – 7.8%
2.50%, 9/1/38(a)	3,016,000	2,717,248
3.00%, 9/1/38(a)	5,359,000	4,952,374

Total Uniform Mortgage-Backed Securities		7,669,622
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $11,595,915)		11,384,089

U.S. GOVERNMENT OBLIGATIONS – 41.8%

U.S. Treasury Bills – 10.6%
5.38%, 9/26/23*	900,000	896,698
5.37%, 10/3/23*	8,400,000	8,360,614
5.50%, 12/19/23*	1,075,000	1,057,639

Total U.S. Treasury Bills		10,314,951

U.S. Treasury Notes – 31.2%
0.25%, 3/15/24	696,000	677,268
2.25%, 3/31/24	711,000	698,252
0.38%, 4/15/24	675,000	654,209
2.50%, 4/30/24	709,000	695,637
0.25%, 6/15/24	734,000	705,056
3.00%, 6/30/24	664,100	651,220
4.25%, 9/30/24	645,100	637,931
0.75%, 11/15/24	727,000	689,117
2.25%, 11/15/24	705,000	680,297
1.50%, 11/30/24	644,000	615,083
1.00%, 12/15/24	723,000	685,396
0.50%, 3/31/25	10,568,000	9,844,546
4.00%, 2/15/26	63,100	62,109
0.75%, 4/30/26	1,836,000	1,660,648
0.63%, 7/31/26	3,304,000	2,955,144
1.13%, 2/28/27	608,100	543,798
2.50%, 3/31/27	1,713,000	1,605,268

2.75%, 4/30/27	881,000	831,685
3.25%, 6/30/27	451,100	433,144
2.75%, 7/31/27	1,491,000	1,403,753
3.50%, 1/31/28	3,971,100	3,841,109

Total U.S. Treasury Notes		30,570,670
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $42,127,199)		40,885,621

CORPORATE BONDS – 46.7%

Australia – 0.1%

BHP Billiton Finance USA Ltd. 4.75%, 2/28/28	50,000	49,581

Belgium – 0.0%

Anheuser-Busch InBev Worldwide, Inc. 4.00%, 4/13/28	50,000	48,186

Bermuda – 0.1%

RenaissanceRe Holdings Ltd. 3.60%, 4/15/29	105,000	94,347

Canada – 2.4%
Bank of Montreal 4.25%, 9/14/24, Series H	135,000	132,871
1.85%, 5/1/25	1,000	940
1.25%, 9/15/26	100,000	88,678
0.95%, 1/22/27, (0.949% fixed rate until 1/22/26; Secured Overnight Financing Rate + 0.603% thereafter)(b)	179,000	160,731
Bank of Nova Scotia 2.20%, 2/3/25	59,000	56,225
1.30%, 6/11/25	100,000	92,638
4.50%, 12/16/25	58,000	56,249
1.05%, 3/2/26	40,000	35,888
1.30%, 9/15/26	135,000	119,649
Brookfield Corp. 4.00%, 1/15/25	119,000	115,824
Canadian Imperial Bank of Commerce 3.10%, 4/2/24	78,000	76,814
3.45%, 4/7/27	86,000	80,397
Canadian Natural Resources Ltd. 3.90%, 2/1/25	30,000	29,177
Canadian Pacific Railway Co. 1.75%, 12/2/26	50,000	44,936
Enbridge, Inc. 2.50%, 1/15/25	42,000	40,242
2.50%, 2/14/25	50,000	47,786
Manulife Financial Corp. 4.15%, 3/4/26	25,000	24,315
Nutrien Ltd. 4.00%, 12/15/26	25,000	23,911
Rogers Communications, Inc. 3.20%, 3/15/27	85,000	78,577
Royal Bank of Canada 1.15%, 6/10/25	457,000	423,296
TELUS Corp. 2.80%, 2/16/27	98,000	90,846
Toronto-Dominion Bank 1.15%, 6/12/25	343,000	318,205
1.95%, 1/12/27	160,000	143,830
4.69%, 9/15/27	39,000	38,026
TransCanada PipeLines Ltd. 4.88%, 1/15/26	30,000	29,630

Total Canada		2,349,681

China – 0.1%
Tencent Music Entertainment Group 1.38%, 9/3/25	110,000	100,774

See Notes to Financial Statements.

148	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value

France – 0.3%
BPCE SA 4.00%, 4/15/24	$170,000	$168,082
TotalEnergies Capital International SA 2.43%, 1/10/25	101,000	97,161

Total France		265,243

Germany – 0.4%
Deutsche Bank AG
2.22%, 9/18/24, (2.222% fixed rate until 9/18/23; Secured Overnight Financing Rate + 2.159% thereafter)(b)	140,000	139,779
2.31%, 11/16/27, (2.311% fixed rate until 11/16/26; Secured Overnight Financing Rate + 1.219% thereafter)(b)	94,000	82,444
2.55%, 1/7/28, (2.552% fixed rate until 1/7/27; Secured Overnight Financing Rate + 1.318% thereafter)(b)	96,000	84,849
Kreditanstalt fuer Wiederaufbau 1.00%, 10/1/26	94,000	84,481

Total Germany		391,553

Ireland – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 9/15/23	130,000	129,945
6.50%, 7/15/25	150,000	150,741

Total Ireland		280,686

Japan – 1.1%
Mitsubishi UFJ Financial Group, Inc. 2.19%, 2/25/25	536,000	508,755
1.41%, 7/17/25	50,000	46,198
Mizuho Financial Group, Inc.
2.65%, 5/22/26, (2.651% fixed rate until 5/22/25; 1-year Constant Maturity Treasury Rate + 0.90% thereafter)(b)	147,000	138,590
Sumitomo Mitsui Financial Group, Inc. 2.70%, 7/16/24	315,000	306,653
Toyota Motor Corp. 1.34%, 3/25/26	73,000	66,524

Total Japan		1,066,720

Netherlands – 0.1%

ING Groep NV 3.55%, 4/9/24	140,000	138,121

Spain – 0.3%
Banco Santander SA 2.71%, 6/27/24	200,000	194,708
4.18%, 3/24/28, (4.175% fixed rate until 3/24/27; 1-year Constant Maturity Treasury Rate + 2.00% thereafter)(b)	101,000	94,672

Total Spain		289,380

Switzerland – 0.6%
Credit Suisse AG 7.95%, 1/9/25	389,000	397,352
1.25%, 8/7/26	135,000	118,579
Novartis Capital Corp. 2.00%, 2/14/27	71,000	64,843

Total Switzerland		580,774

United Kingdom – 1.7%
AstraZeneca Finance LLC 1.20%, 5/28/26	147,000	132,728
AstraZeneca PLC 3.13%, 6/12/27	75,000	70,292
Barclays PLC
2.28%, 11/24/27, (2.279% fixed rate until 11/24/26; 1-year Constant Maturity Treasury Rate + 1.05% thereafter)(b)	114,000	101,295
BAT Capital Corp. 3.22%, 8/15/24	21,000	20,488
BAT International Finance PLC 1.67%, 3/25/26	100,000	90,592
Diageo Capital PLC 1.38%, 9/29/25	200,000	184,774
GlaxoSmithKline Capital, Inc. 3.63%, 5/15/25	25,000	24,387
HSBC Holdings PLC 4.25%, 3/14/24	213,000	210,780
2.10%, 6/4/26, (2.099% fixed rate until 6/4/25; Secured Overnight Financing Rate + 1.929% thereafter)(b)	500,000	466,185
Lloyds Bank PLC 3.50%, 5/14/25	200,000	192,074
Santander UK Group Holdings PLC
2.47%, 1/11/28, (2.469% fixed rate until 1/11/27; Secured Overnight Financing Rate + 1.22% thereafter)(b)	91,000	80,120
WPP Finance 2010 3.75%, 9/19/24	98,000	95,311

Total United Kingdom		1,669,026

United States – 39.2%
3M Co. 2.65%, 4/15/25	50,000	47,697
Abbott Laboratories 3.75%, 11/30/26	178,000	172,553
AbbVie, Inc. 3.80%, 3/15/25	100,000	97,397
3.20%, 5/14/26	125,000	118,911
Activision Blizzard, Inc. 3.40%, 9/15/26	94,000	89,840
Aetna, Inc. 3.50%, 11/15/24	7,000	6,820
Air Lease Corp. 3.00%, 9/15/23	50,000	49,963
Air Products & Chemicals, Inc. 1.50%, 10/15/25	104,000	96,532
Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	20,000	19,307
Allstate Corp. 3.28%, 12/15/26	112,000	106,000
Ally Financial, Inc. 1.45%, 10/2/23	17,000	16,922
3.88%, 5/21/24	112,000	110,034
Alphabet, Inc. 0.45%, 8/15/25	92,000	84,473
Altria Group, Inc. 2.35%, 5/6/25	133,000	126,033

See Notes to Financial Statements.

WisdomTree Trust	149

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value
Amazon.com, Inc. 0.80%, 6/3/25	$50,000	$46,442
American Express Co. 3.00%, 10/30/24	76,000	73,802
3.63%, 12/5/24	71,000	69,161
3.95%, 8/1/25	73,000	70,861
3.13%, 5/20/26	87,000	82,298
1.65%, 11/4/26	103,000	91,946
American Honda Finance Corp. 1.20%, 7/8/25	80,000	74,183
4.70%, 1/12/28	50,000	49,404
American International Group, Inc. 3.90%, 4/1/26	75,000	72,400
American Tower Corp. 3.65%, 3/15/27	131,000	123,027
Ameriprise Financial, Inc. 3.00%, 4/2/25	50,000	48,089
Amgen, Inc. 3.63%, 5/22/24	132,000	130,093
2.60%, 8/19/26	20,000	18,598
2.20%, 2/21/27	25,000	22,729
Applied Materials, Inc. 3.30%, 4/1/27	134,000	127,319
Ares Capital Corp. 4.20%, 6/10/24	132,000	129,833
3.88%, 1/15/26	8,000	7,492
Ascension Health 2.53%, 11/15/29, Series B	97,000	83,828
AT&T, Inc. 0.90%, 3/25/24	134,000	130,424
1.70%, 3/25/26	175,000	159,579
2.30%, 6/1/27	150,000	134,362
Automatic Data Processing, Inc. 3.38%, 9/15/25	84,000	81,318
AutoZone, Inc. 3.13%, 4/18/24	118,000	116,053
AvalonBay Communities, Inc. 2.95%, 5/11/26	25,000	23,579
3.30%, 6/1/29	121,000	109,638
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 3.34%, 12/15/27	50,000	46,421
Bank of America Corp. 3.95%, 4/21/25, Series L	597,000	578,660
3.88%, 8/1/25	323,000	314,473
0.98%, 9/25/25, (0.981% fixed rate until 9/25/24; Secured Overnight Financing Rate + 0.91% thereafter)(b)	50,000	47,342
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month Secured Overnight Financing Rate + 1.072% thereafter)(b)	80,000	77,143
2.02%, 2/13/26, (2.015% fixed rate until 2/13/25; 3-month Secured Overnight Financing Rate + 0.902% thereafter)(b)	771,000	727,546
3.38%, 4/2/26, (3.384% fixed rate until 4/2/25; Secured Overnight Financing Rate + 1.33% thereafter)(b)	100,000	96,143
4.83%, 7/22/26, (4.827% fixed rate until 7/22/25; Secured Overnight Financing Rate + 1.75% thereafter)(b)	100,000	98,162
1.73%, 7/22/27, (1.734% fixed rate until 7/22/26; Secured Overnight Financing Rate + 0.96% thereafter)(b)	75,000	67,137
2.55%, 2/4/28, (2.551% fixed rate until 2/4/27; Secured Overnight Financing Rate + 1.05% thereafter)(b)	148,000	133,930
Bank of New York Mellon Corp. 0.50%, 4/26/24	115,000	111,256
2.10%, 10/24/24	122,000	117,636
1.60%, 4/24/25	50,000	46,988
3.35%, 4/25/25	150,000	144,988
Baxter International, Inc. 1.92%, 2/1/27	25,000	22,249
Becton Dickinson & Co. 3.70%, 6/6/27	50,000	47,439
Berkshire Hathaway Energy Co. 3.50%, 2/1/25	73,000	71,002
4.05%, 4/15/25	89,000	87,110
Berkshire Hathaway Finance Corp. 1.85%, 3/12/30	85,000	71,607
Berry Global, Inc. 1.57%, 1/15/26	80,000	72,769
Biogen, Inc. 4.05%, 9/15/25	124,000	120,304
Blackstone Private Credit Fund 2.70%, 1/15/25	84,000	79,517
2.63%, 12/15/26	90,000	77,502
Blue Owl Capital Corp. 5.25%, 4/15/24	105,000	104,175
Boeing Co. 2.75%, 2/1/26	357,000	335,009
Boston Properties LP 3.65%, 2/1/26	50,000	47,131
Boston Scientific Corp. 3.45%, 3/1/24	73,000	72,087
BP Capital Markets America, Inc. 3.41%, 2/11/26	50,000	48,079
3.12%, 5/4/26	25,000	23,781
3.54%, 4/6/27	125,000	119,347
Bristol-Myers Squibb Co. 3.20%, 6/15/26	100,000	95,352
1.13%, 11/13/27	75,000	65,165
3.45%, 11/15/27	135,000	128,571
Broadcom, Inc. 3.15%, 11/15/25	17,000	16,182
3.46%, 9/15/26	60,000	56,839
Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	91,000	86,152
Burlington Northern Santa Fe LLC 3.25%, 6/15/27	50,000	47,457
Capital One Financial Corp.
2.64%, 3/3/26, (2.636% fixed rate until 3/3/25; Secured Overnight Financing Rate + 1.29% thereafter)(b)	300,000	283,590
Cardinal Health, Inc. 3.41%, 6/15/27	50,000	46,839

See Notes to Financial Statements.

150	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value
Carrier Global Corp. 2.24%, 2/15/25	$120,000	$114,192
Caterpillar Financial Services Corp. 3.40%, 5/13/25	76,000	73,690
3.65%, 8/12/25	80,000	77,703
1.15%, 9/14/26	50,000	44,741
1.70%, 1/8/27	118,000	106,927
3.60%, 8/12/27	25,000	23,927
CBRE Services, Inc. 4.88%, 3/1/26	69,000	67,563
CDW LLC / CDW Finance Corp. 4.13%, 5/1/25	25,000	24,226
Celanese U.S. Holdings LLC 6.05%, 3/15/25	14,000	14,013
Centene Corp. 4.25%, 12/15/27	102,000	95,465
CenterPoint Energy, Inc. 1.45%, 6/1/26	128,000	114,988
Charles Schwab Corp. 3.00%, 3/10/25	91,000	87,335
4.20%, 3/24/25	50,000	48,886
1.15%, 5/13/26	94,000	83,726
2.45%, 3/3/27	96,000	86,486
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 7/23/25	75,000	73,706
4.20%, 3/15/28	116,000	108,089
Cheniere Energy, Inc. 4.63%, 10/15/28	87,000	81,971
Chubb INA Holdings, Inc. 3.35%, 5/3/26	156,000	149,556
Cigna Group 4.13%, 11/15/25	55,000	53,596
4.50%, 2/25/26	50,000	48,999
1.25%, 3/15/26	37,000	33,440
Cisco Systems, Inc. 3.50%, 6/15/25	27,000	26,286
Citigroup, Inc. 4.40%, 6/10/25	393,000	383,332
2.01%, 1/25/26, (2.014% fixed rate until 1/25/25; Secured Overnight Financing Rate + 0.694% thereafter)(b)	300,000	283,941
3.29%, 3/17/26, (3.29% fixed rate until 3/17/25; Secured Overnight Financing Rate + 1.528% thereafter)(b)	200,000	192,216
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(b)	78,000	74,668
3.20%, 10/21/26	75,000	69,972
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(b)	251,000	224,969
4.45%, 9/29/27	105,000	100,422
Citizens Financial Group, Inc. 3.25%, 4/30/30	135,000	113,013
CMS Energy Corp.
4.75%, 6/1/50, (4.75% fixed rate until 3/1/30; 5-year Constant Maturity Treasury Rate + 4.116% thereafter)(b)	90,000	78,751
Coca-Cola Co. 2.90%, 5/25/27	75,000	70,543
Columbia Pipeline Group, Inc. 4.50%, 6/1/25	98,000	95,693
Comcast Corp. 3.38%, 8/15/25	138,000	133,413
3.95%, 10/15/25	42,000	40,920
3.15%, 3/1/26	255,000	243,576
Conagra Brands, Inc. 4.30%, 5/1/24	108,000	106,865
1.38%, 11/1/27	25,000	21,245
ConocoPhillips 2.40%, 3/7/25	3,000	2,877
Conopco, Inc. 7.25%, 12/15/26, Series E	50,000	53,344
Constellation Brands, Inc. 3.70%, 12/6/26	35,000	33,332
Corebridge Financial, Inc. 3.50%, 4/4/25	115,000	110,691
Costco Wholesale Corp. 2.75%, 5/18/24	92,000	90,245
3.00%, 5/18/27	75,000	70,870
Crown Castle, Inc. 3.20%, 9/1/24	48,000	46,764
CSX Corp. 3.25%, 6/1/27	50,000	47,077
Cummins, Inc. 0.75%, 9/1/25	140,000	128,247
CVS Health Corp. 4.10%, 3/25/25	156,000	152,814
3.88%, 7/20/25	112,000	108,675
Dell International LLC / EMC Corp. 6.02%, 6/15/26	29,000	29,313
Devon Energy Corp. 5.25%, 10/15/27	15,000	14,867
Discovery Communications LLC 4.90%, 3/11/26	20,000	19,666
Dollar General Corp. 4.25%, 9/20/24	117,000	115,114
Dollar Tree, Inc. 4.00%, 5/15/25	107,000	103,848
Dominion Energy, Inc. 3.90%, 10/1/25	90,000	87,051
3.60%, 3/15/27, Series B	50,000	47,171
Dow Chemical Co. 2.10%, 11/15/30	88,000	71,878
Duke Energy Corp. 0.90%, 9/15/25	49,000	44,746
Duke Energy Florida LLC 3.20%, 1/15/27	50,000	47,294
DuPont de Nemours, Inc. 4.49%, 11/15/25	30,000	29,391
Eastman Chemical Co. 3.80%, 3/15/25	100,000	97,279
eBay, Inc. 3.45%, 8/1/24	137,000	134,228
Ecolab, Inc. 2.70%, 11/1/26	133,000	124,584
1.65%, 2/1/27	30,000	26,906

See Notes to Financial Statements.

WisdomTree Trust	151

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value
Edison International 4.70%, 8/15/25	$75,000	$73,429
Elevance Health, Inc. 5.35%, 10/15/25	81,000	80,913
Eli Lilly & Co. 5.50%, 3/15/27	25,000	25,804
Emerson Electric Co. 1.80%, 10/15/27	35,000	31,066
Energy Transfer LP 2.90%, 5/15/25	155,000	147,408
Entergy Arkansas LLC 3.70%, 6/1/24	65,000	64,063
Entergy Louisiana LLC 0.95%, 10/1/24	75,000	71,228
5.59%, 10/1/24	36,000	36,067
Enterprise Products Operating LLC 3.75%, 2/15/25	111,000	108,026
3.95%, 2/15/27	50,000	48,113
Equinix, Inc. 1.25%, 7/15/25	44,000	40,595
1.00%, 9/15/25	109,000	99,454
ERP Operating LP 3.38%, 6/1/25	12,000	11,579
2.85%, 11/1/26	113,000	105,349
Essex Portfolio LP 3.38%, 4/15/26	20,000	19,000
Eversource Energy 2.90%, 3/1/27	60,000	55,278
Exelon Corp. 3.40%, 4/15/26	21,000	19,976
Exxon Mobil Corp. 2.99%, 3/19/25	62,000	60,041
Federal Realty OP LP 1.25%, 2/15/26	20,000	18,024
Fidelity National Information Services, Inc. 1.15%, 3/1/26	23,000	20,721
Fifth Third Bancorp 2.38%, 1/28/25	100,000	95,196
Fiserv, Inc. 2.75%, 7/1/24	67,000	65,349
3.85%, 6/1/25	80,000	77,658
3.20%, 7/1/26	20,000	18,873
Florida Power & Light Co. 2.85%, 4/1/25	62,000	59,657
Fortinet, Inc. 1.00%, 3/15/26	97,000	86,699
Fox Corp. 3.05%, 4/7/25	100,000	96,205
Franklin Resources, Inc. 2.85%, 3/30/25	140,000	134,396
Freeport-McMoRan, Inc. 4.63%, 8/1/30	108,000	99,965
FS KKR Capital Corp. 3.40%, 1/15/26	36,000	33,041
GE HealthCare Technologies, Inc. 5.55%, 11/15/24	113,000	112,730
General Dynamics Corp. 3.50%, 5/15/25	31,000	30,116
General Mills, Inc. 3.20%, 2/10/27	4,000	3,763
General Motors Co. 6.13%, 10/1/25	99,000	99,511
General Motors Financial Co., Inc. 3.80%, 4/7/25	108,000	104,359
1.25%, 1/8/26	125,000	112,370
Georgia Power Co. 2.20%, 9/15/24, Series A	78,000	75,186
Gilead Sciences, Inc. 3.65%, 3/1/26	130,000	125,079
Global Payments, Inc. 4.80%, 4/1/26	20,000	19,566
Goldman Sachs Group, Inc. 3.50%, 4/1/25	209,000	201,812
3.75%, 5/22/25	250,000	241,692
1.09%, 12/9/26, (1.093% fixed rate until 12/9/25; Secured Overnight Financing Rate + 0.789% thereafter)(b)	680,000	610,545
2.64%, 2/24/28, (2.64% fixed rate until 2/24/27; Secured Overnight Financing Rate + 1.114% thereafter)(b)	569,000	515,116
HCA, Inc. 5.00%, 3/15/24	55,000	54,695
5.25%, 4/15/25	133,000	131,884
5.38%, 9/1/26	87,000	86,379
Healthcare Realty Holdings LP 3.50%, 8/1/26	76,000	70,986
Hewlett Packard Enterprise Co. 4.90%, 10/15/25	164,000	161,878
Home Depot, Inc. 2.70%, 4/15/25	70,000	67,266
2.88%, 4/15/27	200,000	187,668
Honeywell International, Inc. 2.50%, 11/1/26	43,000	40,158
1.10%, 3/1/27	60,000	53,138
Host Hotels & Resorts LP 4.50%, 2/1/26, Series F	15,000	14,479
HP, Inc. 2.20%, 6/17/25	142,000	133,862
Humana, Inc. 1.35%, 2/3/27	25,000	22,001
Huntington Ingalls Industries, Inc. 3.48%, 12/1/27	105,000	96,849
Huntsman International LLC 4.50%, 5/1/29	88,000	81,543
Hyatt Hotels Corp. 1.80%, 10/1/24	117,000	112,031
Illinois Tool Works, Inc. 3.50%, 3/1/24	100,000	99,124
2.65%, 11/15/26	25,000	23,418
Intel Corp. 3.70%, 7/29/25	100,000	97,179
3.75%, 8/5/27	50,000	47,832
4.88%, 2/10/28	50,000	49,725
Intercontinental Exchange, Inc. 3.75%, 12/1/25	185,000	178,693
International Business Machines Corp. 3.00%, 5/15/24	514,000	504,784

See Notes to Financial Statements.

152	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value
Intuit, Inc. 0.95%, 7/15/25	$181,000	$167,257
Invesco Finance PLC 3.75%, 1/15/26	92,000	88,561
JB Hunt Transport Services, Inc. 3.88%, 3/1/26	91,000	88,173
John Deere Capital Corp. 3.45%, 3/13/25	87,000	84,781
3.40%, 6/6/25	273,000	264,802
1.75%, 3/9/27	75,000	67,420
Johnson & Johnson 2.45%, 3/1/26	89,000	84,032
JPMorgan Chase & Co. 3.88%, 9/10/24	541,000	530,185
3.13%, 1/23/25	76,000	73,557
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(b)	444,000	417,822
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month Secured Overnight Financing Rate + 1.599% thereafter)(b)	50,000	47,249
Juniper Networks, Inc. 1.20%, 12/10/25	45,000	40,759
Keurig Dr. Pepper, Inc. 3.40%, 11/15/25	25,000	23,929
KeyBank NA 3.30%, 6/1/25	250,000	234,207
Kinder Morgan, Inc. 1.75%, 11/15/26	50,000	44,781
Kraft Heinz Foods Co. 3.88%, 5/15/27	35,000	33,449
Kroger Co. 3.70%, 8/1/27	35,000	33,261
L3Harris Technologies, Inc. 3.85%, 12/15/26	50,000	47,789
Laboratory Corp. of America Holdings 3.60%, 2/1/25	136,000	131,944
Lam Research Corp. 3.75%, 3/15/26	7,000	6,792
Lennox International, Inc. 1.35%, 8/1/25	56,000	51,675
Lincoln National Corp. 3.35%, 3/9/25	95,000	91,220
Lockheed Martin Corp. 3.55%, 1/15/26	25,000	24,203
Lowe’s Cos., Inc. 3.35%, 4/1/27	80,000	75,334
Marathon Petroleum Corp. 5.13%, 12/15/26	50,000	49,784
Marriott International, Inc. 5.75%, 5/1/25, Series EE	76,000	76,149
Marsh & McLennan Cos., Inc. 3.75%, 3/14/26	20,000	19,336
2.25%, 11/15/30	82,000	67,794
Martin Marietta Materials, Inc. 3.50%, 12/15/27	25,000	23,400
Mastercard, Inc. 2.00%, 3/3/25	30,000	28,664
3.30%, 3/26/27	57,000	54,271
3.35%, 3/26/30	98,000	90,181
McCormick & Co., Inc. 0.90%, 2/15/26	128,000	115,229
McDonald’s Corp. 3.50%, 7/1/27	75,000	71,245
McKesson Corp. 1.30%, 8/15/26	35,000	31,375
Merck & Co., Inc. 1.70%, 6/10/27	300,000	269,076
Meta Platforms, Inc. 3.50%, 8/15/27	50,000	47,660
Mid-America Apartments LP 3.60%, 6/1/27	25,000	23,686
Molson Coors Beverage Co. 3.00%, 7/15/26	101,000	94,676
Mondelez International, Inc. 1.50%, 5/4/25	123,000	115,089
Morgan Stanley 3.88%, 4/29/24, Series F	92,000	90,885
3.62%, 4/17/25, (3.62% fixed rate until 4/17/24; Secured Overnight Financing Rate + 1.16% thereafter)(b)	222,000	218,623
0.79%, 5/30/25, (0.79% fixed rate until 5/30/24; Secured Overnight Financing Rate + 0.525% thereafter)(b)	99,000	94,936
4.00%, 7/23/25	284,000	275,696
0.86%, 10/21/25, Series I, (0.864% fixed rate until 10/21/24; Secured Overnight Financing Rate + 0.745% thereafter)(b)	107,000	100,719
5.00%, 11/24/25	114,000	112,276
3.88%, 1/27/26	80,000	77,036
2.63%, 2/18/26, (2.63% fixed rate until 2/18/25; Secured Overnight Financing Rate + 0.94% thereafter)(b)	110,000	104,848
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(b)	306,000	288,598
1.51%, 7/20/27, (1.512% fixed rate until 7/20/26; Secured Overnight Financing Rate + 0.858% thereafter)(b)	125,000	111,019
MPLX LP 1.75%, 3/1/26	100,000	91,120
National Rural Utilities Cooperative Finance Corp. 3.05%, 4/25/27	50,000	46,692
NetApp, Inc. 1.88%, 6/22/25	80,000	74,967
NextEra Energy Capital Holdings, Inc. 1.88%, 1/15/27	148,000	132,359
NiSource, Inc. 0.95%, 8/15/25	170,000	155,873
Northern Trust Corp. 4.00%, 5/10/27	138,000	132,588
Northrop Grumman Corp. 2.93%, 1/15/25	25,000	24,167
3.25%, 1/15/28	25,000	23,301
Nucor Corp. 3.95%, 5/23/25	90,000	87,544
4.30%, 5/23/27	25,000	24,265

See Notes to Financial Statements.

WisdomTree Trust	153

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value
NVIDIA Corp. 3.20%, 9/16/26	$50,000	$47,764
2.85%, 4/1/30	92,000	82,582
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	98,000	95,650
5.25%, 1/15/26	25,000	24,616
Omnicom Group, Inc. 4.20%, 6/1/30	113,000	104,445
ONEOK, Inc. 4.00%, 7/13/27	15,000	14,208
Oracle Corp. 2.50%, 4/1/25	244,000	232,412
5.80%, 11/10/25	65,000	65,653
2.65%, 7/15/26	84,000	78,036
Otis Worldwide Corp. 2.06%, 4/5/25	30,000	28,438
2.29%, 4/5/27	94,000	85,462
Pacific Gas & Electric Co. 4.95%, 6/8/25	100,000	97,930
Packaging Corp. of America 3.40%, 12/15/27	95,000	88,646
Paramount Global 3.38%, 2/15/28	131,000	116,338
Parker-Hannifin Corp. 4.25%, 9/15/27	135,000	131,135
PayPal Holdings, Inc. 2.65%, 10/1/26	40,000	37,266
PECO Energy Co. 3.15%, 10/15/25	35,000	33,586
PepsiCo, Inc. 3.60%, 3/1/24	111,000	110,034
2.63%, 3/19/27	75,000	69,941
3.60%, 2/18/28	50,000	47,939
Pfizer, Inc. 3.00%, 12/15/26	380,000	359,921
Philip Morris International, Inc. 1.50%, 5/1/25	30,000	28,181
3.38%, 8/11/25	10,000	9,650
0.88%, 5/1/26	184,000	164,836
5.13%, 11/17/27	65,000	64,897
Phillips 66 1.30%, 2/15/26	25,000	22,698
Pinnacle West Capital Corp. 1.30%, 6/15/25	116,000	107,269
Pioneer Natural Resources Co. 1.13%, 1/15/26	110,000	99,735
Plains All American Pipeline LP / PAA Finance Corp. 4.65%, 10/15/25	30,000	29,263
PNC Financial Services Group, Inc. 3.90%, 4/29/24(c)	100,000	98,616
4.76%, 1/26/27, (4.758% fixed rate until 1/26/26; Secured Overnight Financing Rate + 1.085% thereafter)(b)	50,000	49,092
3.15%, 5/19/27	88,000	81,521
5.35%, 12/2/28, (5.354% fixed rate until 12/2/27; Secured Overnight Financing Rate + 1.62% thereafter)(b)	109,000	107,287
Potomac Electric Power Co. 3.60%, 3/15/24	96,000	94,940
PPG Industries, Inc. 1.20%, 3/15/26	25,000	22,560
Procter & Gamble Co. 1.90%, 2/1/27	84,000	76,858
Prologis LP 2.13%, 4/15/27	75,000	67,648
Prudential Financial, Inc. 1.50%, 3/10/26	75,000	68,665
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; Secured Overnight Financing Rate + 3.384% thereafter)(b)	65,000	63,705
Public Service Electric & Gas Co. 0.95%, 3/15/26	267,000	242,495
Public Storage Operating Co. 1.50%, 11/9/26	133,000	119,719
PVH Corp. 4.63%, 7/10/25	88,000	85,270
Qorvo, Inc. 4.38%, 10/15/29	100,000	90,800
QUALCOMM, Inc. 2.90%, 5/20/24	133,000	130,582
3.45%, 5/20/25	29,000	28,188
Quanta Services, Inc. 0.95%, 10/1/24	100,000	94,836
Radian Group, Inc. 4.88%, 3/15/27	110,000	104,183
Ralph Lauren Corp. 3.75%, 9/15/25	109,000	105,637
Realty Income Corp. 3.00%, 1/15/27	191,000	177,617
Regions Financial Corp. 2.25%, 5/18/25	105,000	98,191
Republic Services, Inc. 3.38%, 11/15/27	25,000	23,276
RTX Corp. 3.50%, 3/15/27	159,000	150,260
Ryder System, Inc. 1.75%, 9/1/26	80,000	72,109
Sabine Pass Liquefaction LLC 5.63%, 3/1/25	11,000	10,973
Salesforce, Inc. 3.70%, 4/11/28	100,000	95,845
Santander Holdings USA, Inc. 3.45%, 6/2/25	244,000	232,876
Sherwin-Williams Co. 4.25%, 8/8/25	100,000	97,871
3.45%, 6/1/27	25,000	23,577
Simon Property Group LP 3.50%, 9/1/25	72,000	69,400
3.30%, 1/15/26	79,000	75,355
3.38%, 6/15/27	100,000	93,368
Skyworks Solutions, Inc. 1.80%, 6/1/26	78,000	70,092
Southern California Edison Co. 3.70%, 8/1/25, Series E	127,000	122,790
Southern California Gas Co. 2.95%, 4/15/27	133,000	123,666
Southern Co. Gas Capital Corp. 3.25%, 6/15/26	139,000	131,327

See Notes to Financial Statements.

154	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value
Southwest Airlines Co. 5.25%, 5/4/25	$125,000	$124,174
Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	80,000	72,880
Stanley Black & Decker, Inc. 3.40%, 3/1/26	25,000	23,764
Starbucks Corp. 3.80%, 8/15/25	8,000	7,782
2.55%, 11/15/30	130,000	110,317
State Street Corp. 3.55%, 8/18/25	168,000	162,224
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(b)	211,000	202,680
1.75%, 2/6/26, (1.746% fixed rate until 2/6/25; Secured Overnight Financing Rate + 0.411% thereafter)(b)	50,000	47,230
Stifel Financial Corp. 4.25%, 7/18/24	95,000	93,503
Stryker Corp. 3.50%, 3/15/26	136,000	130,519
Synchrony Financial 3.70%, 8/4/26	119,000	108,465
T-Mobile USA, Inc. 2.25%, 2/15/26	50,000	46,288
3.75%, 4/15/27	119,000	112,774
Target Corp. 1.95%, 1/15/27	280,000	255,329
Teledyne Technologies, Inc. 0.95%, 4/1/24	98,000	95,181
Texas Instruments, Inc. 2.90%, 11/3/27	35,000	32,584
Textron, Inc. 3.38%, 3/1/28	110,000	100,768
Thermo Fisher Scientific, Inc. 4.80%, 11/21/27	25,000	25,044
Toyota Motor Credit Corp. 0.80%, 10/16/25	250,000	228,112
3.05%, 3/22/27	150,000	140,827
Trane Technologies Luxembourg Finance SA 3.50%, 3/21/26	89,000	85,274
Trimble, Inc. 4.75%, 12/1/24	92,000	90,615
Truist Bank 1.50%, 3/10/25	250,000	233,350
Truist Financial Corp. 3.70%, 6/5/25	73,000	70,392
5.90%, 10/28/26, (5.90% fixed rate until 10/28/25; Secured Overnight Financing Rate + 1.626% thereafter)(b)	73,000	72,829
TWDC Enterprises 18 Corp. 3.15%, 9/17/25	250,000	240,080
Tyco Electronics Group SA 3.70%, 2/15/26	116,000	112,043
U.S. Bancorp 1.45%, 5/12/25	100,000	93,598
5.73%, 10/21/26, (5.727% fixed rate until 10/21/25; Secured Overnight Financing Rate + 1.43% thereafter)(b)	75,000	75,004
Union Pacific Corp. 2.15%, 2/5/27	100,000	91,424
United Airlines Pass-Through Trust 5.88%, 4/15/29, Series 2020-1, Class A	51,213	51,008
United Parcel Service, Inc. 3.05%, 11/15/27	50,000	46,881
UnitedHealth Group, Inc. 1.15%, 5/15/26	50,000	45,225
3.45%, 1/15/27	180,000	171,851
2.95%, 10/15/27	50,000	46,383
UPMC 3.60%, 4/3/25, Series D-1	50,000	48,264
Ventas Realty LP 4.13%, 1/15/26	25,000	24,063
Verizon Communications, Inc. 0.85%, 11/20/25	104,000	94,331
1.45%, 3/20/26	75,000	68,051
4.13%, 3/16/27	70,000	67,451
Viatris, Inc. 1.65%, 6/22/25	10,000	9,264
VMware, Inc. 1.40%, 8/15/26	77,000	68,294
4.65%, 5/15/27	77,000	74,869
Walgreens Boots Alliance, Inc. 3.45%, 6/1/26	122,000	115,275
Walt Disney Co. 3.70%, 10/15/25	209,000	202,989
WEC Energy Group, Inc. 4.75%, 1/9/26	7,000	6,909
Wells Fargo & Co. 3.00%, 2/19/25	400,000	385,076
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; 3-month Secured Overnight Financing Rate + 1.087% thereafter)(b)	416,000	399,169
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month Secured Overnight Financing Rate + 1.012% thereafter)(b)	322,000	304,580
2.19%, 4/30/26, (2.188% fixed rate until 4/30/25; Secured Overnight Financing Rate + 2.00% thereafter)(b)	144,000	135,495
Welltower OP LLC 3.63%, 3/15/24	50,000	49,389
Westlake Corp. 0.88%, 8/15/24	90,000	85,770
Williams Cos., Inc. 3.90%, 1/15/25	119,000	116,096
3.75%, 6/15/27	75,000	70,669
Willis North America, Inc. 4.65%, 6/15/27	89,000	86,302
Zoetis, Inc. 4.50%, 11/13/25	22,000	21,673

Total United States		38,392,348
TOTAL CORPORATE BONDS (Cost: $47,162,207)		45,716,420

See Notes to Financial Statements.

WisdomTree Trust	155

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES – 0.6%

Canada – 0.1%

Province of Quebec Canada 1.50%, 2/11/25, Series QX	$76,000	$72,047

Japan – 0.5%
Japan Bank for International Cooperation 1.75%, 10/17/24	200,000	191,702
2.13%, 2/10/25	140,000	133,620
0.63%, 7/15/25	168,000	154,434

Total Japan		479,756
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $572,052)		551,803

FOREIGN GOVERNMENT OBLIGATIONS – 0.2%

Chile – 0.1%

Chile Government International Bond 3.13%, 3/27/25	110,000	106,745

Mexico – 0.1%

Mexico Government International Bond 11.50%, 5/15/26	86,000	101,623
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $214,238)		208,368

SUPRANATIONAL BOND – 0.1%

European Bank for Reconstruction & Development 0.50%, 11/25/25
(Cost: $84,510)	93,000	84,604

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.3%

United States – 6.3%
Benchmark Mortgage Trust
3.75%, 3/15/52, Series 2019-B9, Class A4	200,000	181,164
2.58%, 4/15/54, Series 2021-B25, Class A5	1,900,000	1,503,370
Commercial Mortgage Trust
3.42%, 8/10/47, Series 2014-UBS4, Class A4	200,000	196,231
DBJPM Mortgage Trust
1.88%, 8/15/53, Series 2020-C9, Class A3	1,200,000	1,050,691
GS Mortgage Securities Trust
5.46%, 11/10/46, Series 2013-GC16, Class C^(b)	200,000	195,757
JPMBB Commercial Mortgage Securities Trust
3.18%, 2/15/48, Series 2015-C27, Class A4	1,140,000	1,084,395
Morgan Stanley Bank of America Merrill Lynch Trust
2.74%, 4/15/48, Series 2015-C22, Class A2	244,309	236,875
Morgan Stanley Capital I Trust
4.46%, 12/15/50, Series 2017-HR2, Class C^(b)	160,000	131,101
Wells Fargo Commercial Mortgage Trust
2.60%, 6/15/49, Series 2016-C34, Class A2	14,599	13,955
2.63%, 4/15/54, Series 2021-C59, Class A5	108,000	87,662
4.44%, 9/15/61, Series 2018-C47, Class A4	1,000,000	946,589
WFRBS Commercial Mortgage Trust
3.50%, 8/15/47, Series 2014-C21, Class D(d)	627,000	477,009
WMRK Commercial Mortgage Trust
8.10%, 11/15/27, Series 2022-WMRK, Class A^(b)(d)	100,000	100,067
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $6,842,301)		6,204,866

ASSET-BACKED SECURITIES – 0.0%

United States – 0.0%

CarMax Auto Owner Trust 2.30%, 4/15/25, Series 2019-3, Class A4
(Cost: $35,338)	35,352	35,317

TOTAL INVESTMENTS IN SECURITIES – 107.3% (Cost: $108,633,760)		105,071,088

Other Assets less Liabilities – (7.3)%		(7,126,910)

NET ASSETS – 100.0%		$97,944,178
*	Interest rate shown reflects the yield to maturity at the time of purchase.

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Rate shown reflects the accrual rate as of August 31, 2023 on securities with variable or step rates.

(c)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $88,754 and the total market value of the collateral held by the Fund was $91,821, which was entirely composed of non-cash U.S. Government securities.

(d)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

156	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$11,384,089	$—	$11,384,089
U.S. Government Obligations	—	40,885,621	—	40,885,621
Corporate Bonds	—	45,716,420	—	45,716,420
Foreign Government Agencies	—	551,803	—	551,803
Foreign Government Obligations	—	208,368	—	208,368
Supranational Bond	—	84,604	—	84,604
Commercial Mortgage-Backed Securities	—	6,204,866	—	6,204,866
Asset-Backed Securities	—	35,317	—	35,317
Total Investments in Securities	$—	$105,071,088	$—	$105,071,088

See Notes to Financial Statements.

WisdomTree Trust	157

Schedule of Investments

WisdomTree Alternative Income Fund (HYIN)

August 31, 2023

Investments	Shares	Value

COMMON STOCKS – 71.7%

United States – 71.7%

Capital Markets – 23.0%

Ares Capital Corp.	17,700	$344,973

Blackstone Secured Lending Fund	12,481	346,847

Blue Owl Capital Corp.	23,969	333,648

FS KKR Capital Corp.	17,423	356,475

Golub Capital BDC, Inc.(a)	24,451	351,605

Hercules Capital, Inc.	22,537	370,734

Main Street Capital Corp.(a)	8,470	341,680

Prospect Capital Corp.(a)	52,925	322,842

Total Capital Markets		2,768,804

Mortgage Real Estate Investment Trusts (REITs) – 48.7%

AGNC Investment Corp.	32,393	321,015

Angel Oak Mortgage REIT, Inc.(a)	43,176	402,400

Annaly Capital Management, Inc.	15,983	323,975

Apollo Commercial Real Estate Finance, Inc.	29,142	318,231

Arbor Realty Trust, Inc.	24,415	389,663

Blackstone Mortgage Trust, Inc., Class A(a)	16,506	363,462

Chimera Investment Corp.(a)	59,338	358,995

Claros Mortgage Trust, Inc.	28,911	329,296

Ellington Financial, Inc.(a)	24,299	324,878

Ladder Capital Corp.	30,938	339,081

MFA Financial, Inc.	29,013	317,983

New York Mortgage Trust, Inc.	33,381	317,787

Ready Capital Corp.(a)	29,509	322,238

Redwood Trust, Inc.	51,112	409,407

Rithm Capital Corp.	35,556	366,582

Starwood Property Trust, Inc.	17,088	349,108

Two Harbors Investment Corp.	23,709	326,473

Total Mortgage Real Estate Investment Trusts (REITs)		5,880,574
TOTAL COMMON STOCKS (Cost: $9,117,276)		8,649,378

CLOSED-END MUTUAL FUNDS – 27.9%

United States – 27.9%

BlackRock Corporate High Yield Fund, Inc.	37,288	344,914

Blackstone Strategic Credit 2027 Term Fund	30,869	341,102

Eagle Point Credit Co., Inc.	32,013	332,295

Eaton Vance Limited Duration Income Fund	35,823	331,363

Guggenheim Strategic Opportunities Fund	20,948	329,302

Invesco Senior Income Trust	87,503	341,262

Nuveen Credit Strategies Income Fund	66,024	336,062

Oxford Lane Capital Corp.	66,830	338,160

PIMCO Corporate & Income Opportunity Fund	24,524	347,015

PIMCO Dynamic Income Fund	17,902	322,773
TOTAL CLOSED-END MUTUAL FUNDS (Cost: $3,769,907)		3,364,248

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.7%

United States – 11.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(b)
(Cost: $1,407,332)	1,407,332	1,407,332

TOTAL INVESTMENTS IN SECURITIES – 111.3% (Cost: $14,294,515)		13,420,958

Other Assets less Liabilities – (11.3)%		(1,358,349)

NET ASSETS – 100.0%		$12,062,609
(a)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,799,778 and the total market value of the collateral held by the Fund was $1,841,620. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $434,288.

(b)	Rate shown represents annualized 7-day yield as of August 31, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$8,649,378	$—	$—	$8,649,378
Closed-End Mutual Funds	3,364,248	—	—	3,364,248
Investment of Cash Collateral for Securities Loaned	—	1,407,332	—	1,407,332
Total Investments in Securities	$12,013,626	$1,407,332	$—	$13,420,958

See Notes to Financial Statements.

158	WisdomTree Trust

Schedule of Investments

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

COMMON STOCKS – 89.2%

Argentina – 0.1%

Broadline Retail – 0.1%

MercadoLibre, Inc.*	9	$12,351

Brazil – 0.0%

Banks – 0.0%

NU Holdings Ltd., Class A*	657	4,500

China – 0.2%

Hotels, Restaurants & Leisure – 0.1%

Yum China Holdings, Inc.	108	5,798

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors NV	62	12,755
Total China		18,553

Ireland – 0.0%

Technology Hardware, Storage & Peripherals – 0.0%

Seagate Technology Holdings PLC	43	3,044

Israel – 0.0%

Software – 0.0%

Check Point Software Technologies Ltd.*	25	3,365

South Korea – 0.1%

Broadline Retail – 0.1%

Coupang, Inc.*	313	5,941

United Kingdom – 0.1%

Beverages – 0.1%

Coca-Cola Europacific Partners PLC	133	8,527

United States – 88.7%

Aerospace & Defense – 1.4%

Axon Enterprise, Inc.*	17	3,620

Boeing Co.*	168	37,637

General Dynamics Corp.	66	14,958

Howmet Aerospace, Inc.	110	5,442

L3Harris Technologies, Inc.	30	5,343

Lockheed Martin Corp.	66	29,591

Northrop Grumman Corp.	37	16,024

RTX Corp.	363	31,233

Textron, Inc.	54	4,196

TransDigm Group, Inc.*	11	9,942

Total Aerospace & Defense		157,986

Air Freight & Logistics – 0.5%

Expeditors International of Washington, Inc.	43	5,019

FedEx Corp.	61	15,922

United Parcel Service, Inc., Class B	191	32,355

Total Air Freight & Logistics		53,296

Automobile Components – 0.1%

Aptiv PLC*	73	7,406

BorgWarner, Inc.	63	2,567

Total Automobile Components		9,973

Automobiles – 1.9%

Ford Motor Co.	1,080	13,100

General Motors Co.	361	12,097

Tesla, Inc.*	750	193,560

Total Automobiles		218,757

Banks – 2.6%

Bank of America Corp.	1,871	53,641

Citigroup, Inc.	560	23,122

Citizens Financial Group, Inc.	116	3,263

Fifth Third Bancorp	147	3,903

First Citizens BancShares, Inc., Class A	2	2,721

Huntington Bancshares, Inc.	330	3,660

JPMorgan Chase & Co.	825	120,722

M&T Bank Corp.	40	5,002

PNC Financial Services Group, Inc.	88	10,624

Regions Financial Corp.	196	3,595

Truist Financial Corp.	236	7,210

U.S. Bancorp	357	13,041

Wells Fargo & Co.	1,054	43,520

Total Banks		294,024

Beverages – 1.5%

Brown-Forman Corp., Class B	89	5,885

Coca-Cola Co.	1,099	65,753

Constellation Brands, Inc., Class A	52	13,549

Keurig Dr. Pepper, Inc.	260	8,749

Monster Beverage Corp.*	209	11,999

PepsiCo, Inc.	366	65,119

Total Beverages		171,054

Biotechnology – 2.0%

AbbVie, Inc.	468	68,777

Alnylam Pharmaceuticals, Inc.*	24	4,748

Amgen, Inc.	141	36,144

Biogen, Inc.*	34	9,090

BioMarin Pharmaceutical, Inc.*	45	4,112

Exact Sciences Corp.*	46	3,849

Gilead Sciences, Inc.	299	22,868

Horizon Therapeutics PLC*	56	6,313

Incyte Corp.*	54	3,485

Moderna, Inc.*	70	7,915

Regeneron Pharmaceuticals, Inc.*	24	19,836

Sarepta Therapeutics, Inc.*	26	3,146

Seagen, Inc.*	47	9,685

Vertex Pharmaceuticals, Inc.*	63	21,945

Total Biotechnology		221,913

Broadline Retail – 3.1%

Amazon.com, Inc.*	2,515	347,095

eBay, Inc.	142	6,359

Etsy, Inc.*	20	1,471

Total Broadline Retail		354,925

Building Products – 0.3%

Carlisle Cos., Inc.	15	3,945

Carrier Global Corp.	171	9,824

Johnson Controls International PLC	195	11,517

Trane Technologies PLC	56	11,494

Total Building Products		36,780

See Notes to Financial Statements.

WisdomTree Trust	159

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

Capital Markets – 2.7%

Ameriprise Financial, Inc.	27	$9,115

Ares Management Corp., Class A	38	3,931

Bank of New York Mellon Corp.	217	9,737

BlackRock, Inc.	43	30,123

Blackstone, Inc.	199	21,168

Charles Schwab Corp.	307	18,159

CME Group, Inc.	100	20,268

Coinbase Global, Inc., Class A*	52	4,139

FactSet Research Systems, Inc.	9	3,928

Goldman Sachs Group, Inc.	92	30,149

Intercontinental Exchange, Inc.	153	18,052

KKR & Co., Inc.	190	11,934

LPL Financial Holdings, Inc.	20	4,612

MarketAxess Holdings, Inc.	3	723

Moody’s Corp.	45	15,156

Morgan Stanley	362	30,824

MSCI, Inc.	20	10,872

Nasdaq, Inc.	97	5,090

Northern Trust Corp.	41	3,119

Raymond James Financial, Inc.	47	4,916

S&P Global, Inc.	92	35,959

State Street Corp.	90	6,187

T. Rowe Price Group, Inc.	64	7,183

Total Capital Markets		305,344

Chemicals – 1.4%

Air Products & Chemicals, Inc.	60	17,729

Albemarle Corp.	19	3,775

CF Industries Holdings, Inc.	29	2,235

Corteva, Inc.	176	8,890

Dow, Inc.	205	11,185

DuPont de Nemours, Inc.	125	9,611

Ecolab, Inc.	72	13,234

FMC Corp.	16	1,380

International Flavors & Fragrances, Inc.	35	2,466

Linde PLC	137	53,024

LyondellBasell Industries NV, Class A	74	7,309

Mosaic Co.	63	2,448

PPG Industries, Inc.	63	8,931

Sherwin-Williams Co.	65	17,662

Total Chemicals		159,879

Commercial Services & Supplies – 0.5%

Cintas Corp.	26	13,108

Copart, Inc.*	238	10,670

Republic Services, Inc.	55	7,927

Rollins, Inc.	79	3,126

Waste Connections, Inc.	66	9,041

Waste Management, Inc.	98	15,365

Total Commercial Services & Supplies		59,237

Communications Equipment – 0.8%

Arista Networks, Inc.*	73	14,252

Cisco Systems, Inc.	1,077	61,766

Motorola Solutions, Inc.	39	11,059

Total Communications Equipment		87,077

Construction & Engineering – 0.1%

Quanta Services, Inc.	36	7,555

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	17	7,589

Vulcan Materials Co.	34	7,420

Total Construction Materials		15,009

Consumer Finance – 0.4%

American Express Co.	164	25,911

Capital One Financial Corp.	105	10,751

Discover Financial Services	62	5,584

Synchrony Financial	107	3,454

Total Consumer Finance		45,700

Consumer Staples Distribution & Retail – 1.5%

Costco Wholesale Corp.	124	68,111

Dollar General Corp.	20	2,770

Dollar Tree, Inc.*	33	4,038

Kroger Co.	166	7,701

Sysco Corp.	151	10,517

Target Corp.	106	13,414

Walgreens Boots Alliance, Inc.	92	2,328

Walmart, Inc.	395	64,231

Total Consumer Staples Distribution & Retail		173,110

Containers & Packaging – 0.1%

Amcor PLC	352	3,428

Avery Dennison Corp.	21	3,956

Ball Corp.	66	3,594

Packaging Corp. of America	25	3,728

Total Containers & Packaging		14,706

Distributors – 0.1%

Genuine Parts Co.	37	5,688

LKQ Corp.	81	4,255

Pool Corp.	10	3,656

Total Distributors		13,599

Diversified REITs – 0.0%

W.P. Carey, Inc.	56	3,643

Diversified Telecommunication Services – 0.4%

AT&T, Inc.	1,256	18,576

Verizon Communications, Inc.	869	30,398

Total Diversified Telecommunication Services		48,974

Electric Utilities – 1.2%

Alliant Energy Corp.	80	4,014

American Electric Power Co., Inc.	106	8,310

Constellation Energy Corp.	70	7,291

Duke Energy Corp.	157	13,942

Edison International	105	7,229

Entergy Corp.	55	5,239

Evergy, Inc.	63	3,463

Eversource Energy	58	3,702

Exelon Corp.	196	7,863

FirstEnergy Corp.	136	4,905

NextEra Energy, Inc.	552	36,874

PG&E Corp.*	550	8,965

PPL Corp.	178	4,436

Southern Co.	280	18,964

Xcel Energy, Inc.	112	6,399

Total Electric Utilities		141,596

See Notes to Financial Statements.

160	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

Electrical Equipment – 0.6%

AMETEK, Inc.	64	$10,209

Eaton Corp. PLC	110	25,341

Emerson Electric Co.	161	15,818

Hubbell, Inc.	12	3,912

Rockwell Automation, Inc.	33	10,299

Total Electrical Equipment		65,579

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	144	12,727

CDW Corp.	35	7,390

Corning, Inc.	234	7,680

Keysight Technologies, Inc.*	41	5,465

TE Connectivity Ltd.	88	11,651

Teledyne Technologies, Inc.*	10	4,183

Trimble, Inc.*	51	2,794

Zebra Technologies Corp., Class A*	16	4,400

Total Electronic Equipment, Instruments & Components		56,290

Energy Equipment & Services – 0.4%

Baker Hughes Co.	222	8,034

Halliburton Co.	222	8,574

Schlumberger NV	396	23,348

Total Energy Equipment & Services		39,956

Entertainment – 1.2%

Activision Blizzard, Inc.	204	18,766

Electronic Arts, Inc.	65	7,799

Liberty Media Corp. – Liberty Formula One, Class C*	52	3,577

Netflix, Inc.*	118	51,174

ROBLOX Corp., Class A*	75	2,122

Spotify Technology SA*	29	4,465

Take-Two Interactive Software, Inc.*	43	6,115

Walt Disney Co.*	452	37,823

Warner Bros Discovery, Inc.*	638	8,383

Total Entertainment		140,224

Financial Services – 4.0%

Apollo Global Management, Inc.	99	8,647

Berkshire Hathaway, Inc., Class B*	492	177,219

Block, Inc.*	102	5,880

Fidelity National Information Services, Inc.	127	7,094

Fiserv, Inc.*	163	19,787

FleetCor Technologies, Inc.*	18	4,891

Global Payments, Inc.	70	8,868

MasterCard, Inc., Class A	235	96,970

PayPal Holdings, Inc.*	285	17,815

Visa, Inc., Class A	453	111,293

Total Financial Services		458,464

Food Products – 0.7%

Archer-Daniels-Midland Co.	108	8,564

Bunge Ltd.	35	4,001

Campbell Soup Co.	14	584

Conagra Brands, Inc.	99	2,958

General Mills, Inc.	110	7,443

Hershey Co.	29	6,231

Hormel Foods Corp.	71	2,740

J.M. Smucker Co.	28	4,059

Kellogg Co.	62	3,783

Kraft Heinz Co.	227	7,511

Lamb Weston Holdings, Inc.	30	2,922

McCormick & Co., Inc., Non-Voting Shares	56	4,597

Mondelez International, Inc., Class A	371	26,438

Tyson Foods, Inc., Class A	56	2,983

Total Food Products		84,814

Gas Utilities – 0.0%

Atmos Energy Corp.	34	3,942

Ground Transportation – 0.9%

CSX Corp.	609	18,392

JB Hunt Transport Services, Inc.	24	4,509

Norfolk Southern Corp.	63	12,915

Old Dominion Freight Line, Inc.	21	8,975

Uber Technologies, Inc.*	530	25,032

Union Pacific Corp.	168	37,056

Total Ground Transportation		106,879

Health Care Equipment & Supplies – 2.1%

Abbott Laboratories	461	47,437

Align Technology, Inc.*	19	7,033

Baxter International, Inc.	109	4,425

Becton Dickinson & Co.	70	19,562

Boston Scientific Corp.*	375	20,227

Cooper Cos., Inc.	15	5,550

Dexcom, Inc.*	90	9,088

Edwards Lifesciences Corp.*	124	9,482

GE HealthCare Technologies, Inc.	99	6,975

Hologic, Inc.*	60	4,484

IDEXX Laboratories, Inc.*	21	10,740

Insulet Corp.*	6	1,150

Intuitive Surgical, Inc.*	92	28,767

Medtronic PLC	286	23,309

ResMed, Inc.	18	2,873

STERIS PLC	25	5,740

Stryker Corp.	100	28,355

Zimmer Biomet Holdings, Inc.	54	6,432

Total Health Care Equipment & Supplies		241,629

Health Care Providers & Services – 2.4%

Cardinal Health, Inc.	65	5,677

Cencora, Inc.	44	7,743

Centene Corp.*	142	8,754

Cigna Group	78	21,548

CVS Health Corp.	229	14,924

Elevance Health, Inc.	63	27,847

HCA Healthcare, Inc.	61	16,915

Humana, Inc.	33	15,234

Laboratory Corp. of America Holdings	24	4,994

McKesson Corp.	36	14,844

Molina Healthcare, Inc.*	15	4,652

Quest Diagnostics, Inc.	28	3,682

UnitedHealth Group, Inc.	259	123,434

Total Health Care Providers & Services		270,248

See Notes to Financial Statements.

WisdomTree Trust	161

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

Health Care REITs – 0.2%

Healthpeak Properties, Inc.	147	$3,025

Ventas, Inc.	92	4,019

Welltower, Inc.	127	10,526

Total Health Care REITs		17,570

Health Care Technology – 0.1%

Veeva Systems, Inc., Class A*	36	7,513

Hotels, Restaurants & Leisure – 1.9%

Airbnb, Inc., Class A*	106	13,944

Booking Holdings, Inc.*	10	31,050

Chipotle Mexican Grill, Inc.*	8	15,413

Darden Restaurants, Inc.	26	4,043

Domino’s Pizza, Inc.	9	3,487

DoorDash, Inc., Class A*	76	6,394

Expedia Group, Inc.*	44	4,769

Hilton Worldwide Holdings, Inc.	75	11,149

Las Vegas Sands Corp.	98	5,376

Marriott International, Inc., Class A	78	15,874

McDonald’s Corp.	200	56,230

MGM Resorts International*	81	3,563

Starbucks Corp.	321	31,278

Yum! Brands, Inc.	75	9,704

Total Hotels, Restaurants & Leisure		212,274

Household Durables – 0.3%

D.R. Horton, Inc.	64	7,617

Garmin Ltd.	38	4,029

Lennar Corp., Class A	53	6,312

NVR, Inc.*	1	6,377

PulteGroup, Inc.	56	4,595

Total Household Durables		28,930

Household Products – 1.2%

Church & Dwight Co., Inc.	65	6,290

Clorox Co.	34	5,319

Colgate-Palmolive Co.	231	16,972

Kimberly-Clark Corp.	88	11,337

Procter & Gamble Co.	658	101,556

Total Household Products		141,474

Independent Power & Renewable Electricity Producers – 0.0%

AES Corp.	108	1,936

Industrial Conglomerates – 0.7%

3M Co.	112	11,947

General Electric Co.	276	31,591

Honeywell International, Inc.	186	34,957

Total Industrial Conglomerates		78,495

Industrial REITs – 0.3%

Prologis, Inc.	242	30,056

Insurance – 1.7%

Aflac, Inc.	151	11,260

Allstate Corp.	45	4,851

American International Group, Inc.	191	11,177

Aon PLC, Class A	52	17,336

Arch Capital Group Ltd.*	81	6,226

Arthur J Gallagher & Co.	53	12,215

Brown & Brown, Inc.	71	5,261

Chubb Ltd.	110	22,096

Cincinnati Financial Corp.	25	2,645

Everest Group Ltd.	10	3,607

Hartford Financial Services Group, Inc.	84	6,033

Loews Corp.	65	4,036

Markel Group, Inc.*	3	4,437

Marsh & McLennan Cos., Inc.	128	24,959

MetLife, Inc.	170	10,768

Principal Financial Group, Inc.	53	4,119

Progressive Corp.	153	20,421

Prudential Financial, Inc.	87	8,236

Travelers Cos., Inc.	55	8,868

W.R. Berkley Corp.	54	3,340

Willis Towers Watson PLC	23	4,755

Total Insurance		196,646

Interactive Media & Services – 5.3%

Alphabet, Inc., Class A*	1,662	226,314

Alphabet, Inc., Class C*	1,443	198,196

Meta Platforms, Inc., Class A*	564	166,882

Pinterest, Inc., Class A*	155	4,261

Snap, Inc., Class A*	242	2,505

Total Interactive Media & Services		598,158

IT Services – 1.4%

Accenture PLC, Class A	183	59,250

Akamai Technologies, Inc.*	35	3,678

Cloudflare, Inc., Class A*	55	3,577

Cognizant Technology Solutions Corp., Class A	134	9,596

EPAM Systems, Inc.*	11	2,849

Gartner, Inc.*	20	6,994

GoDaddy, Inc., Class A*	38	2,755

International Business Machines Corp.	240	35,239

MongoDB, Inc.*	17	6,482

Okta, Inc.*	43	3,591

Snowflake, Inc., Class A*	86	13,489

Twilio, Inc., Class A*	36	2,293

VeriSign, Inc.*	24	4,987

Total IT Services		154,780

Life Sciences Tools & Services – 1.5%

Agilent Technologies, Inc.	69	8,354

Avantor, Inc.*	141	3,053

Bio-Rad Laboratories, Inc., Class A*	7	2,801

Bio-Techne Corp.	36	2,822

Danaher Corp.	191	50,615

Illumina, Inc.*	17	2,809

IQVIA Holdings, Inc.*	51	11,354

Mettler-Toledo International, Inc.*	7	8,494

Revvity, Inc.	29	3,394

Thermo Fisher Scientific, Inc.	108	60,167

Waters Corp.*	15	4,212

West Pharmaceutical Services, Inc.	19	7,731

Total Life Sciences Tools & Services		165,806

See Notes to Financial Statements.

162	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

Machinery – 1.6%

Caterpillar, Inc.	136	$38,234

Cummins, Inc.	38	8,742

Deere & Co.	75	30,820

Dover Corp.	37	5,487

Fortive Corp.	97	7,648

Graco, Inc.	46	3,631

IDEX Corp.	18	4,075

Illinois Tool Works, Inc.	71	17,562

Ingersoll Rand, Inc.	96	6,683

Nordson Corp.	17	4,150

Otis Worldwide Corp.	109	9,325

PACCAR, Inc.	130	10,698

Parker-Hannifin Corp.	36	15,008

Snap-on, Inc.	15	4,029

Stanley Black & Decker, Inc.	34	3,209

Toro Co.	28	2,865

Westinghouse Air Brake Technologies Corp.	55	6,189

Xylem, Inc.	45	4,659

Total Machinery		183,014

Media – 0.8%

Charter Communications, Inc., Class A*	34	14,896

Comcast Corp., Class A	1,180	55,177

Interpublic Group of Cos., Inc.	101	3,294

Omnicom Group, Inc.	56	4,536

Trade Desk, Inc., Class A*	110	8,803

Total Media		86,706

Metals & Mining – 0.3%

Freeport-McMoRan, Inc.	339	13,530

Newmont Corp.	155	6,110

Nucor Corp.	57	9,810

Reliance Steel & Aluminum Co.	17	4,844

Steel Dynamics, Inc.	43	4,583

Total Metals & Mining		38,877

Multi-Utilities – 0.5%

Ameren Corp.	65	5,153

CenterPoint Energy, Inc.	117	3,263

CMS Energy Corp.	64	3,596

Consolidated Edison, Inc.	90	8,006

Dominion Energy, Inc.	140	6,796

DTE Energy Co.	46	4,756

NiSource, Inc.	133	3,559

Public Service Enterprise Group, Inc.	141	8,612

Sempra	156	10,954

WEC Energy Group, Inc.	88	7,403

Total Multi-Utilities		62,098

Office REITs – 0.0%

Alexandria Real Estate Equities, Inc.	32	3,723

Oil, Gas & Consumable Fuels – 3.6%

APA Corp.	96	4,209

Cheniere Energy, Inc.	65	10,608

Chevron Corp.	453	72,978

ConocoPhillips	324	38,566

Coterra Energy, Inc.	185	5,215

Devon Energy Corp.	136	6,948

Diamondback Energy, Inc.	54	8,196

EOG Resources, Inc.	155	19,936

EQT Corp.	99	4,279

Exxon Mobil Corp.	1,077	119,752

Hess Corp.	63	9,734

Kinder Morgan, Inc.	558	9,609

Marathon Oil Corp.	135	3,557

Marathon Petroleum Corp.	116	16,561

Occidental Petroleum Corp.	187	11,742

ONEOK, Inc.	118	7,694

Phillips 66	120	13,699

Pioneer Natural Resources Co.	51	12,134

Targa Resources Corp.	63	5,434

Texas Pacific Land Corp.	1	1,885

Valero Energy Corp.	96	12,470

Williams Cos., Inc.	295	10,186

Total Oil, Gas & Consumable Fuels		405,392

Passenger Airlines – 0.1%

Delta Air Lines, Inc.	168	7,204

Southwest Airlines Co.	116	3,665

United Airlines Holdings, Inc.*	90	4,483

Total Passenger Airlines		15,352

Personal Care Products – 0.0%

Estee Lauder Cos., Inc., Class A	28	4,495

Pharmaceuticals – 3.4%

Bristol-Myers Squibb Co.	456	28,112

Eli Lilly & Co.	190	105,298

Johnson & Johnson	720	116,410

Merck & Co., Inc.	669	72,908

Pfizer, Inc.	932	32,974

Royalty Pharma PLC, Class A	64	1,908

Viatris, Inc.	342	3,677

Zoetis, Inc.	133	25,338

Total Pharmaceuticals		386,625

Professional Services – 0.7%

Automatic Data Processing, Inc.	110	28,007

Booz Allen Hamilton Holding Corp.	34	3,853

Broadridge Financial Solutions, Inc.	33	6,145

Equifax, Inc.	29	5,994

Jacobs Solutions, Inc.	29	3,910

Leidos Holdings, Inc.	37	3,608

Paychex, Inc.	84	10,267

Paycom Software, Inc.	16	4,717

SS&C Technologies Holdings, Inc.	63	3,617

Verisk Analytics, Inc.	43	10,416

Total Professional Services		80,534

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	81	6,889

CoStar Group, Inc.*	109	8,937

Total Real Estate Management & Development		15,826

See Notes to Financial Statements.

WisdomTree Trust	163

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

Residential REITs – 0.3%

AvalonBay Communities, Inc.	38	$6,985

Equity LifeStyle Properties, Inc.	44	2,946

Equity Residential	90	5,835

Essex Property Trust, Inc.	15	3,576

Invitation Homes, Inc.	133	4,534

Mid-America Apartment Communities, Inc.	33	4,793

Sun Communities, Inc.	25	3,060

UDR, Inc.	83	3,312

Total Residential REITs		35,041

Retail REITs – 0.2%

Kimco Realty Corp.	117	2,216

Realty Income Corp.	171	9,583

Simon Property Group, Inc.	91	10,327

Total Retail REITs		22,126

Semiconductors & Semiconductor Equipment – 6.3%

Advanced Micro Devices, Inc.*	450	47,574

Analog Devices, Inc.	143	25,995

Applied Materials, Inc.	225	34,371

Broadcom, Inc.	92	84,906

Enphase Energy, Inc.*	15	1,898

Entegris, Inc.	34	3,443

First Solar, Inc.*	22	4,161

Intel Corp.	847	29,764

KLA Corp.	36	18,067

Lam Research Corp.	36	25,286

Marvell Technology, Inc.	206	11,999

Microchip Technology, Inc.	135	11,048

Micron Technology, Inc.	270	18,884

Monolithic Power Systems, Inc.	11	5,733

NVIDIA Corp.	630	310,936

ON Semiconductor Corp.*	99	9,748

QUALCOMM, Inc.	237	27,144

Skyworks Solutions, Inc.	44	4,785

SolarEdge Technologies, Inc.*	3	488

Teradyne, Inc.	37	3,991

Texas Instruments, Inc.	236	39,662

Total Semiconductors & Semiconductor Equipment		719,883

Software – 9.6%

Adobe, Inc.*	123	68,799

ANSYS, Inc.*	24	7,653

Atlassian Corp., Class A*	34	6,938

Autodesk, Inc.*	62	13,760

Cadence Design Systems, Inc.*	72	17,312

Crowdstrike Holdings, Inc., Class A*	64	10,434

Datadog, Inc., Class A*	82	7,911

DocuSign, Inc.*	38	1,911

Fair Isaac Corp.*	7	6,332

Fortinet, Inc.*	157	9,453

HubSpot, Inc.*	11	6,012

Intuit, Inc.	74	40,094

Microsoft Corp.	2,014	660,109

Oracle Corp.	402	48,397

Palantir Technologies, Inc., Class A*	493	7,385

Palo Alto Networks, Inc.*	75	18,247

PTC, Inc.*	27	3,974

Roper Technologies, Inc.	26	12,976

Salesforce, Inc.*	280	62,009

ServiceNow, Inc.*	53	31,208

Splunk, Inc.*	43	5,214

Synopsys, Inc.*	42	19,273

Tyler Technologies, Inc.*	11	4,383

VMware, Inc., Class A*	63	10,633

Workday, Inc., Class A*	57	13,936

Zoom Video Communications, Inc., Class A*	55	3,907

Total Software		1,098,260

Specialized REITs – 0.9%

American Tower Corp.	97	17,588

Crown Castle, Inc.	76	7,638

Digital Realty Trust, Inc.	79	10,406

Equinix, Inc.	25	19,535

Extra Space Storage, Inc.	43	5,533

Gaming & Leisure Properties, Inc.	72	3,413

Iron Mountain, Inc.	73	4,638

Public Storage	42	11,608

SBA Communications Corp.	21	4,715

VICI Properties, Inc.	249	7,679

Weyerhaeuser Co.	146	4,782

Total Specialized REITs		97,535

Specialty Retail – 1.8%

AutoZone, Inc.*	3	7,594

Best Buy Co., Inc.	54	4,128

Home Depot, Inc.	281	92,814

Lowe’s Cos., Inc.	164	37,799

O’Reilly Automotive, Inc.*	16	15,035

Ross Stores, Inc.	83	10,110

TJX Cos., Inc.	324	29,964

Tractor Supply Co.	29	6,337

Ulta Beauty, Inc.*	10	4,150

Total Specialty Retail		207,931

Technology Hardware, Storage & Peripherals – 7.0%

Apple, Inc.	4,139	777,594

Hewlett Packard Enterprise Co.	375	6,371

HP, Inc.	176	5,229

NetApp, Inc.	51	3,912

Total Technology Hardware, Storage & Peripherals		793,106

Textiles, Apparel & Luxury Goods – 0.4%

Lululemon Athletica, Inc.*	28	10,675

NIKE, Inc., Class B	326	33,158

Total Textiles, Apparel & Luxury Goods		43,833

Tobacco – 0.5%

Altria Group, Inc.	362	16,008

Philip Morris International, Inc.	377	36,214

Total Tobacco		52,222

See Notes to Financial Statements.

164	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2023

Investments	Shares	Value

Trading Companies & Distributors – 0.2%

Fastenal Co.	154	$8,867

United Rentals, Inc.	18	8,578

W.W. Grainger, Inc.	11	7,856

Total Trading Companies & Distributors		25,301

Water Utilities – 0.1%

American Water Works Co., Inc.	54	7,492

Wireless Telecommunication Services – 0.2%

T-Mobile US, Inc.*	169	23,026
Total United States		10,104,198

TOTAL INVESTMENTS IN SECURITIES – 89.2% (Cost: $9,062,502)		10,160,479

Other Assets less Liabilities – 10.8%		1,225,772

NET ASSETS – 100.0%		$11,386,251
*	Non-income producing security.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
Gold 100 Ounce	53	10/27/23	$10,319,100	$(160,483)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$10,160,479	$—	$—	$10,160,479
Total Investments in Securities	$10,160,479	$—	$—	$10,160,479
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(160,483)	$—	$—	$(160,483)
Total – Net	$9,999,996	$—	$—	$9,999,996
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	165

Schedule of Investments

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN) (consolidated)

August 31, 2023

Investments	Shares	Value

COMMON STOCKS – 89.9%

Australia – 14.7%

De Grey Mining Ltd.*	39,968	$37,016

Evolution Mining Ltd.	65,506	157,397

Genesis Minerals Ltd.*	6,123	6,345

Gold Road Resources Ltd.	31,343	36,031

Newcrest Mining Ltd.	15,770	265,856

Northern Star Resources Ltd.	42,152	325,140

OceanaGold Corp.	23,367	50,432

Perseus Mining Ltd.	45,253	55,246

Ramelius Resources Ltd.(a)	29,489	26,260

Regis Resources Ltd.*	27,688	29,050

Silver Lake Resources Ltd.*	30,219	19,278

St. Barbara Ltd.*	22,435	2,906

West African Resources Ltd.*	31,354	17,362

Westgold Resources Ltd.*	15,620	16,388

Total Australia		1,044,707

Brazil – 4.0%

Wheaton Precious Metals Corp.	6,570	286,320

Canada – 41.7%

Agnico Eagle Mines Ltd.	8,728	423,395

Alamos Gold, Inc., Class A	14,122	181,326

B2Gold Corp.	37,954	117,278

Barrick Gold Corp.	38,792	628,818

Centerra Gold, Inc.	7,615	45,647

Dundee Precious Metals, Inc.	6,844	44,111

Equinox Gold Corp.*(a)	9,946	50,227

Franco-Nevada Corp.	3,949	568,175

GoGold Resources, Inc.*	10,417	11,395

IAMGOLD Corp.*	17,141	42,167

K92 Mining, Inc.*	8,117	38,337

Kinross Gold Corp.	45,100	228,657

Lundin Gold, Inc.	2,931	35,095

New Gold, Inc.*	24,452	25,675

Osisko Gold Royalties Ltd.	5,627	75,120

Pan American Silver Corp.	13,105	216,888

Sandstorm Gold Ltd.(a)	6,880	37,840

SSR Mining, Inc.	7,620	113,157

Torex Gold Resources, Inc.*	3,098	35,744

Wesdome Gold Mines Ltd.*	4,970	31,041

Total Canada		2,950,093

China – 2.9%

Shandong Gold Mining Co. Ltd., Class A	10,200	36,758

Zhaojin Mining Industry Co. Ltd., Class H	47,000	66,409

Zijin Mining Group Co. Ltd., Class A	58,500	99,342

Total China		202,509

Peru – 1.0%

Cia de Minas Buenaventura SAA, ADR	8,232	70,301

Russia – 0.0%

Petropavlovsk PLC*†	40,769	0

Polymetal International PLC*†	4,821	0

Total Russia		0

South Africa – 9.0%

AngloGold Ashanti Ltd., ADR	15,021	255,357

Gold Fields Ltd., ADR	24,236	306,101

Harmony Gold Mining Co. Ltd., ADR	19,334	79,656

Total South Africa		641,114

Turkey – 0.9%

Eldorado Gold Corp.*	6,564	62,817

United Kingdom – 3.3%

Centamin PLC	40,618	45,164

Endeavour Mining PLC	6,618	136,719

Fresnillo PLC	6,684	48,734

Total United Kingdom		230,617

United States – 12.4%

Argonaut Gold, Inc.*	11,285	6,005

Coeur Mining, Inc.*	9,438	22,746

Newmont Corp.	15,981	629,971

Royal Gold, Inc.	1,929	216,222

Total United States		874,944
TOTAL COMMON STOCKS (Cost: $7,438,341)		6,363,422

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(b)
(Cost: $81,994)	81,994	81,994

TOTAL INVESTMENTS IN SECURITIES – 91.0% (Cost: $7,520,335)		6,445,416

Other Assets less Liabilities – 9.0%		635,019

NET ASSETS – 100.0%		$7,080,435
*	Non-income producing security.

†

These securities are being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at August 31, 2023 (See Note 2). At August 31, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $103,623 and the total market value of the collateral held by the Fund was $108,260. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $26,266.

(b)	Rate shown represents annualized 7-day yield as of August 31, 2023.

See Notes to Financial Statements.

166	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN) (consolidated)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America NA	9/1/2023	19,000	CNH	2,611	USD	$—		$(0)^
Bank of America NA	9/1/2023	1,420	GBP	1,799	USD	0	^	—
Deutsche Bank AG	9/5/2023	27,100	CAD	20,055	USD	—		(25)
						$0	^	$(25)
^	Amount represents less than $1.

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
Gold 100 Ounce	33	10/27/23	$6,425,100	$(113,179)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—		$0	*	$0
Other	6,363,422	—		—		6,363,422
Investment of Cash Collateral for Securities Loaned	—	81,994		—		81,994
Total Investments in Securities	$6,363,422	$81,994		$0		$6,445,416
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$0	^	$—		$0 ^
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(25)		$—		$(25)
Futures Contracts[1]	(113,179)	—		—		(113,179)
Total – Net	$6,250,243	$81,969		$0		$6,332,212
*

Fair valuations using significant unobservable inputs were determined by a valuation committee of WisdomTree Asset Management, Inc. in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

^	Amount represents less than $1.

See Notes to Financial Statements.

WisdomTree Trust	167

Schedule of Investments

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 91.1%

U.S. Treasury Bills – 91.1%
5.06%, 9/7/23*	$132,000,000	$131,884,087
5.42%, 11/28/23*(a)	20,260,000	19,998,140
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $151,891,435)		151,882,227

Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $7,464,476)	148,612	$7,481,128

TOTAL INVESTMENTS IN SECURITIES – 95.6% (Cost: $159,355,911)		159,363,355

Other Assets less Liabilities – 4.4%		7,373,423

NET ASSETS – 100.0%		$166,736,778
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $19,998,140 as of August 31, 2023.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2023 were as follows:

Affiliate	Value at 8/31/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2023	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$13,018,670	$—	$5,553,471	$1,043	$14,886	$7,481,128	$387,603	$450

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Aluminum	56	12/18/23	$(3,104,150)	$304,964
Copper	70	9/18/23	(14,735,000)	744,250
Copper	11	12/18/23	(2,317,700)	123,635
Nickel	47	12/18/23	(5,738,982)	305,749
Zinc	100	12/18/23	(6,083,750)	339,909
Zinc	2	1/15/24	(121,838)	(6,994)
			$(32,101,420)	$1,811,513

Long Exposure
Aluminum	202	12/18/23	$11,197,113	$(1,646,031)
Bitcoin	29	9/29/23	3,804,800	2,400
Brent Crude	206	4/30/24	17,122,720	2,272,030
Cattle Feeder	8	11/16/23	1,030,600	16,663
Cocoa	92	3/13/24	3,356,160	146,280
Coffee “C”	57	12/18/23	3,302,438	(191,306)
Copper	70	9/18/23	14,735,000	(37,375)
Copper	73	12/18/23	15,381,100	(822,549)
Corn	341	12/13/24	8,652,875	(96,688)
Cotton No. 2	36	12/6/23	1,580,760	33,680
Gasoline RBOB	58	9/29/23	6,250,532	436,775
Gold 100 Ounce	77	6/26/24	15,594,810	(32,930)
HRW Wheat	64	3/14/24	2,348,000	(179,250)
Lean Hogs	70	10/13/23	2,311,400	(230,080)
Live Cattle	55	10/31/23	3,978,150	18,180
Low Sulphur Gasoil	89	12/12/23	7,380,325	(11,200)
Natural Gas	163	3/26/24	5,085,600	(783,780)
Nickel	47	12/18/23	5,738,982	(1,222,752)
Nickel	42	1/15/24	5,150,376	(220,248)

See Notes to Financial Statements.

168	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
NY Harbor ULSD	61	5/31/24	$6,894,854	$992,741
Platinum	54	10/27/23	2,630,880	(147,905)
Silver	67	12/27/23	8,312,020	(277,520)
Soybeans	125	11/14/23	8,554,688	66,913
Sugar No. 11	193	4/30/24	5,192,163	247,397
Wheat	170	12/14/23	5,117,000	(380,800)
WTI Crude Oil	209	1/22/24	16,914,370	1,235,740
Zinc	100	12/18/23	6,083,750	(1,766,725)
Zinc	80	1/15/24	4,873,500	(124,694)
			$198,574,966	$(2,703,034)
Total – Net			$166,473,546	$(891,521)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$151,882,227	$—	$151,882,227
Exchange-Traded Fund	7,481,128	—	—	7,481,128
Total Investments in Securities	$7,481,128	$151,882,227	$—	$159,363,355
Financial Derivative Instruments
Futures Contracts[1]	$7,287,306	$—	$—	$7,287,306
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(8,178,827)	$—	$—	$(8,178,827)
Total – Net	$6,589,607	$151,882,227	$—	$158,471,834
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	169

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 82.1%

U.S. Treasury Bills – 82.1%
5.07%, 9/7/23*	$113,000,000	$112,900,771
5.42%, 11/28/23*(a)	13,756,000	13,578,204
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $126,486,523)		126,478,975
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.4%

United States – 4.4%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $6,790,039)	135,256	$6,808,787

TOTAL INVESTMENTS IN SECURITIES – 86.5% (Cost: $133,276,562)		133,287,762

Other Assets less Liabilities – 13.5%		20,857,177

NET ASSETS – 100.0%		$154,144,939
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $13,578,204 as of August 31, 2023.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2023 were as follows:

Affiliate	Value at 8/31/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2023	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$6,059,547	$1,693,207	$951,027	$509	$6,551	$6,808,787	$273,033	$293

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	70	12/19/23	$(7,772,188)	$(28,500)
Aluminum	54	9/18/23	(2,934,562)	39,462
Natural Gas	117	9/27/23	(3,238,560)	(116,280)
Nickel	23	9/18/23	(2,775,594)	175,380
Sugar No. 11	112	9/29/23	(3,143,526)	(222,947)
U.S. Treasury Long Bond	63	12/19/23	(7,666,313)	(82,969)
Wheat	91	12/14/23	(2,739,100)	231,525
Zinc	47	9/18/23	(2,845,262)	57,363
			$(33,115,105)	$53,034

Long Exposure
2 Year U.S. Treasury Note	30	12/29/23	$6,114,141	$(2,805)
Bitcoin	32	9/29/23	4,198,400	6,675
Brazilian Real Currency	151	9/29/23	3,035,855	(19,590)
Brent Crude	37	9/29/23	3,212,710	82,180
Cattle Feeder	24	9/28/23	3,039,300	22,150
E-Mini Russell 2000 Index	126	9/15/23	11,980,080	166,280
Euro Stoxx 50 Index	130	9/15/23	6,085,447	(1,628)
Gasoline RBOB	28	9/29/23	3,017,498	35,045
Gold 100 Ounce	15	10/27/23	2,920,500	20,670
HRW Wheat	76	12/14/23	2,763,550	(197,775)
Indian Rupee/U.S. Dollar	129	9/26/23	3,115,092	3,850
Korean Won/U.S. Dollar	33	9/18/23	3,114,375	(9,500)
Lead	56	9/18/23	3,154,060	123,116
Lean Hogs	89	10/13/23	2,938,780	24,910
Live Cattle	42	10/31/23	3,037,860	52,580
Low Sulphur Gasoil	35	9/12/23	3,134,250	609,575
Mexican Peso Currency	106	9/18/23	3,113,750	75,155
Nikkei 225 Index	55	12/7/23	12,232,716	173,843

See Notes to Financial Statements.

170	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value		Unrealized Appreciation/ (Depreciation)
NY Harbor ULSD	24	9/29/23	$3,138,005		$64,546
S&P 500 E-Mini Index	55	9/15/23	12,419,000		457,425
S&P/TSX 60 Index	68	9/14/23	12,224,369	^	152,451
Silver	25	12/27/23	3,101,500		97,085
South African Rand Currency	115	9/18/23	3,041,750		40,875
Tin	22	9/18/23	2,767,820		(294,020)
WTI Crude Oil	38	9/20/23	3,177,940		101,220
			$120,078,748		$1,784,313
Total – Net			$86,963,643		$1,837,347
^	Notional value has been converted to USD using the relevant foreign exchange rate as of August 31, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$126,478,975	$—	$126,478,975
Exchange-Traded Fund	6,808,787	—	—	6,808,787
Total Investments in Securities	$6,808,787	$126,478,975	$—	$133,287,762
Financial Derivative Instruments
Futures Contracts[1]	$2,813,361	$—	$—	$2,813,361
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(976,014)	$—	$—	$(976,014)
Total – Net	$8,646,134	$126,478,975	$—	$135,125,109

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	171

Schedule of Investments

WisdomTree PutWrite Strategy Fund (PUTW)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 93.7%

U.S. Treasury Bills – 93.7%
5.05%, 9/7/23*	$45,760,000	$45,719,817
5.47%, 2/1/24*	48,000,000	46,925,430
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $92,648,627)		92,645,247

Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.1%

United States – 4.1%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $4,009,824)	79,965	$4,025,438

TOTAL INVESTMENTS IN SECURITIES – 97.8% (Cost: $96,658,451)		96,670,685

Other Assets less Liabilities – 2.2%		2,125,914

NET ASSETS – 100.0%		$98,796,599
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2023 were as follows:

Affiliate	Value at 8/31/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2023	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$4,652,949	$524,394	$1,159,491	$(707)	$8,293	$4,025,438	$187,643	$206

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN OPTION CONTRACTS (EXCHANGE-TRADED)

Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Received	Unrealized Appreciation	Value
SPDR S&P 500 ETF Trust	(1,130)	$(51,302,000)	$454	9/15/2023	$(1,255,464)	$552,039	$(703,425)
SPDR S&P 500 ETF Trust	(1,128)	(49,970,400)	443	10/6/2023	(1,027,518)	584,778	(442,740)
					$(2,282,982)	$1,136,817	$(1,146,165)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$92,645,247	$—	$92,645,247
Exchange-Traded Fund	4,025,438	—	—	4,025,438
Total Investments in Securities	$4,025,438	$92,645,247	$—	$96,670,685
Liabilities:
Financial Derivative Instruments
Written Options[1]	$—	$(1,146,165)	$—	$(1,146,165)
Total – Net	$4,025,438	$91,499,082	$—	$95,524,520
[1]	Amount shown represents the market value of the financial instrument.

See Notes to Financial Statements.

172	WisdomTree Trust

Schedule of Investments

WisdomTree Target Range Fund (GTR)

August 31, 2023

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 71.4%

U.S. Treasury Bill – 71.4%
5.07%, 9/7/23*
(Cost: $45,762,395)	$45,800,000	$45,759,782

PURCHASED OPTIONS (EXCHANGE-TRADED) – 21.6%

Call Options	Number of Contracts	Notional Amount(a)	Strike Price	Expiration Date	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Value
iShares MSCI EAFE ETF	1,729	$10,546,900	$61	1/19/24	$2,285,245	$(257,992)	$2,027,253
iShares MSCI Emerging Markets ETF	1,490	5,215,000	35	1/19/24	1,210,986	(465,986)	745,000
iShares Russell 2000 ETF	657	10,512,000	160	1/19/24	2,378,416	(295,069)	2,083,347
SPDR S&P 500 ETF Trust	772	26,248,000	340	1/19/24	5,916,328	3,035,784	8,952,112
TOTAL PURCHASED OPTIONS (EXCHANGE-TRADED) (Cost: $11,790,975)							13,807,712

TOTAL INVESTMENTS IN SECURITIES – 93.0% (Cost: $57,553,370)							59,567,494

Other Assets less Liabilities – 7.0%							4,478,938

NET ASSETS – 100.0%							$64,046,432
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN OPTION CONTRACTS (EXCHANGE-TRADED)

Call Options	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Value
iShares MSCI EAFE ETF	(1,729)	$(14,177,800)	$82	1/19/2024	$(247,470)	$232,324	$(15,146)
iShares MSCI Emerging Markets ETF	(1,490)	(7,152,000)	48	1/19/2024	(148,254)	141,445	(6,809)
iShares Russell 2000 ETF	(657)	(14,125,500)	215	1/19/2024	(413,822)	359,619	(54,203)
SPDR S&P 500 ETF Trust	(772)	(35,512,000)	460	1/19/2024	(646,237)	(350,801)	(997,038)
					$(1,455,783)	$382,587	$(1,073,196)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2023 in valuing the Fund’s investments:

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$45,759,782	$—	$45,759,782
Purchased Options	—	13,807,712	—	13,807,712
Total Investments in Securities	$—	$59,567,494	$—	$59,567,494
Liabilities:
Financial Derivative Instruments
Written Options[1]	$—	$(1,073,196)	$—	$(1,073,196)
Total – Net	$—	$58,494,298	$—	$58,494,298
[1]	Amount shown represents the market value of the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	173

Statements of Assets and Liabilities

WisdomTree Trust

August 31, 2023

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
ASSETS:

Investments, at cost	$183,416,752	$16,438,301	$8,611,021	$42,721,326	$104,172,581

Investment in affiliates, at cost (Note 3)	8,871,143	1,069,367	341,394	—	—

Repurchase agreements, at cost	—	6,580,000	60,000	—	6,370,000

Foreign currency, at cost	—	99	—	—	822,328
Investments in securities, at value[1,2] (Note 2)	183,407,279	16,434,981	8,610,404	39,616,264	94,307,583

Investment in affiliates, at value (Note 3)	8,885,010	1,072,242	342,312	—	—

Repurchase agreements, at value (Note 2)	—	6,580,000	60,000	—	6,370,000

Cash	431,891	91,439	45,065	1,468,798	315,082

Cash collateral posted for foreign currency contracts	—	410,000	—	—	—

Deposits at broker for futures contracts	—	—	—	107,762	—

Foreign currency, at value	—	98	—	—	728,602

Unrealized appreciation on foreign currency contracts	4,152,265	9,525	11,774	—	105,483

Receivables:

Investment securities sold[3]	—	—	—	859,809	561,863

Securities lending income	—	—	—	781	119

Interest	—	968	8	477,822	1,513,914

Foreign tax reclaims	—	—	—	—	153,345
Total Assets	196,876,445	24,599,253	9,069,563	42,531,236	104,055,991
LIABILITIES:

Foreign currency due to custodian, at value[4]	—	—	—	715	—

Unrealized depreciation on foreign currency contracts	210,411	396,100	226,231	—	113,839

Payables:

Cash collateral received for securities loaned (Note 2)	—	—	—	1,523,318	1,149,224

Investment securities purchased	—	—	—	506,625	—

Advisory fees (Note 3)	88,227	9,372	4,081	20,649	47,962

Service fees (Note 2)	786	93	33	151	384

Net variation margin on futures contracts	—	—	—	5,668	—

Foreign capital gains tax	—	—	—	—	43,262
Total Liabilities	299,424	405,565	230,345	2,057,126	1,354,671
NET ASSETS	$196,577,021	$24,193,688	$8,839,218	$40,474,110	$102,701,320
NET ASSETS:

Paid-in capital	$216,522,137	$26,724,687	$56,824,677	$58,160,466	$144,328,866

Total distributable earnings (loss)	(19,945,116)	(2,530,999)	(47,985,459)	(17,686,356)	(41,627,546)
NET ASSETS	$196,577,021	$24,193,688	$8,839,218	$40,474,110	$102,701,320
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	7,300,000	1,000,000	500,000	650,000	3,750,000
Net asset value per share	$26.93	$24.19	$17.68	$62.27	$27.39
[1] Includes market value of securities out on loan of:	—	—	—	$1,695,356	$1,080,055
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan, which were sold and pending settlement, of:	—	—	—	$177,420	—
[4] Foreign currency, proceeds	—	—	—	$707	—

See Notes to Financial Statements.

174	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2023

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Voya Yield Enhanced USD Universal Bond Fund
ASSETS:

Investments, at cost	$17,962,704,266	$177,916,910	$218,137,589	$28,172,025	$1,157,001,431

Repurchase agreements, at cost	—	—	2,440,000	—	—

Foreign currency, at cost	—	—	77	—	455
Investments in securities, at value[1,2] (Note 2)	17,968,658,540	162,765,354	201,461,347	25,399,516	1,122,069,752

Repurchase agreements, at value (Note 2)	—	—	2,440,000	—	—

Cash	101,534	2,868,990	188,481	543,996	37,386,164

Deposits at broker for futures contracts	—	1,660,534	3,751,912	39,810	604,801

Foreign currency, at value	—	—	84	—	455

Receivables:

Investment securities sold	1,550,538,018	—	2,400,320	—	59,082

Due from broker for TBA sale commitments (Note 2)	—	—	625,770	—	—

Capital shares sold	90,549,664	—	6,250	—	—

Securities lending income	187	15,185	904	—	—

Interest	88,684,917	2,356,559	1,242,537	85,149	9,376,068

Foreign tax reclaims	—	—	—	—	7,372

Net variation margin on futures contracts	—	—	—	2,662	39,023
Total Assets	19,698,532,860	169,666,622	212,117,605	26,071,133	1,169,542,717
LIABILITIES:

TBA sale commitments, at value[3]	—	—	624,525	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	—	18,283,570	525,730	—	—

Investment securities purchased	1,614,673,555	—	9,772,687	369,984	16,029,229

Capital shares redeemed	25,655,738	—	—	—	—

Advisory fees (Note 3)	2,239,408	54,536	39,157	9,782	146,444

Service fees (Note 2)	65,689	558	750	96	4,296

Net variation margin on futures contracts	—	147,049	324,297	—	—

Interest on TBA sale commitments	—	—	821	—	—
Total Liabilities	1,642,634,390	18,485,713	11,287,967	379,862	16,179,969
NET ASSETS	$18,055,898,470	$151,180,909	$200,829,638	$25,691,271	$1,153,362,748
NET ASSETS:

Paid-in capital	$18,058,663,391	$179,554,953	$220,940,726	$31,506,285	$1,194,665,650

Total distributable earnings (loss)	(2,764,921)	(28,374,044)	(20,111,088)	(5,815,014)	(41,302,902)
NET ASSETS	$18,055,898,470	$151,180,909	$200,829,638	$25,691,271	$1,153,362,748
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	358,927,500	7,100,000	9,050,000	600,000	23,960,000
Net asset value per share	$50.31	$21.29	$22.19	$42.82	$48.14
[1] Includes market value of securities out on loan of:	—	$19,146,786	$2,118,454	—	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] TBA sale commitments, proceeds:	—	—	$624,949	—	—

See Notes to Financial Statements.

WisdomTree Trust	175

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2023

	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Alternative Income Fund	WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)	WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$989,109,698	$108,633,760	$14,294,515	$9,062,502	$7,520,335

Repurchase agreements, at cost	2,410,000	—	—	—	—

Foreign currency, at cost	119	—	—	—	900
Investments in securities, at value[1,2] (Note 2)	904,921,000	105,071,088	13,420,958	10,160,479	6,445,416

Repurchase agreements, at value (Note 2)	2,410,000	—	—	—	—

Cash	894,526	18,223	47,751	748,944	478,017

Deposits at broker for futures contracts	—	—	—	500,984	346,986

Foreign currency, at value	131	—	—	—	496

Unrealized appreciation on foreign currency contracts	—	—	—	—	0	[3]

Receivables:

Investment securities sold	24,848,121	—	—	—	—

Due from broker for TBA sale commitments (Note 2)	6,722,036	—	—	—	—

Capital shares sold	1,025	—	—	—	—

Dividends	—	—	32,679	15,081	19,021

Securities lending income	1,594	15	3,512	—	69

Interest	7,526,992	554,604	—	—	—

Foreign tax reclaims	—	—	—	—	635
Total Assets	947,325,425	105,643,930	13,504,900	11,425,488	7,290,640
LIABILITIES:

Foreign currency due to custodian, at value	—	16	—	—	—

Unrealized depreciation on foreign currency contracts	—	—	—	—	25

TBA sale commitments, at value[4]	6,676,875	—	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	3,710,753	—	1,407,332	—	81,994

Investment securities purchased	37,289,182	7,689,399	29,936	—	102,949

Advisory fees (Note 3)	86,314	9,971	4,979	1,818	2,645

Service fees (Note 2)	3,165	366	44	319	26

Net variation margin on futures contracts	—	—	—	37,100	22,566

Interest on TBA sale commitments	10,675	—	—	—	—
Total Liabilities	47,776,964	7,699,752	1,442,291	39,237	210,205
NET ASSETS	$899,548,461	$97,944,178	$12,062,609	$11,386,251	$7,080,435
NET ASSETS:

Paid-in capital	$1,061,343,965	$105,093,642	$14,278,699	$10,648,030	$9,146,672

Total distributable earnings (loss)	(161,795,504)	(7,149,464)	(2,216,090)	738,221	(2,066,237)
NET ASSETS	$899,548,461	$97,944,178	$12,062,609	$11,386,251	$7,080,435
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	21,100,000	2,100,000	640,000	450,000	300,000
Net asset value per share	$42.63	$46.64	$18.85	$25.30	$23.60
[1] Includes market value of securities out on loan of:	$3,723,372	$88,754	$1,799,778	—	$103,623
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Amount represents less than $1.
[4] TBA sale commitments, proceeds:	$6,711,361	—	—	—	—

See Notes to Financial Statements.

176	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

August 31, 2023

	WisdomTree Enhanced Commodity Strategy Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)	WisdomTree PutWrite Strategy Fund	WisdomTree Target Range Fund
ASSETS:

Investments, at cost	$151,891,435	$126,486,523	$92,648,627	$57,553,370

Investment in affiliates, at cost (Note 3)	7,464,476	6,790,039	4,009,824	—
Investments in securities, at value	151,882,227	126,478,975	92,645,247	59,567,494

Investment in affiliates, at value (Note 3)	7,481,128	6,808,787	4,025,438	—

Cash	11,518,769	20,964,720	3,313,739	1,859,726

Deposits at broker for futures contracts	—	21,773	—	—

Cash collateral segregated for written options	—	—	—	3,730,563
Total Assets	170,882,124	154,274,255	99,984,424	65,157,783
LIABILITIES:

Foreign currency due to custodian, at value	—	26,193	—	—

Written options, at value[1]	—	—	1,146,165	1,073,196

Payables:

Due to broker	3,873,231	—	5,133	—

Advisory fees (Note 3)	76,922	79,010	36,159	37,917

Service fees (Note 2)	629	540	368	238

Net variation margin on futures contracts	194,564	23,573	—	—
Total Liabilities	4,145,346	129,316	1,187,825	1,111,351
NET ASSETS	$166,736,778	$154,144,939	$98,796,599	$64,046,432
NET ASSETS:

Paid-in capital	$231,727,896	$201,670,640	$108,430,361	$67,079,329

Total distributable earnings (loss)	(64,991,118)	(47,525,701)	(9,633,762)	(3,032,897)
NET ASSETS	$166,736,778	$154,144,939	$98,796,599	$64,046,432
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	9,250,000	4,400,000	3,100,000	2,850,000
Net asset value per share	$18.03	$35.03	$31.87	$22.47
[1] Premiums received on written options:	—	—	$2,282,982	$1,455,783

See Notes to Financial Statements.

WisdomTree Trust	177

Statements of Operations

WisdomTree Trust

For the Year Ended August 31, 2023

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$588,385	$50,211	$15,380	$—	$—

Interest	12,216,517	1,028,124	344,964	2,288,020	6,227,564

Securities lending income, net (Note 2)	—	—	—	7,848	3,442

Less: Foreign withholding taxes on interest	—	—	—	—	(131,255)
Total investment income	12,804,902	1,078,335	360,344	2,295,868	6,099,751
EXPENSES:

Advisory fees (Note 3)	1,593,380	117,103	47,034	272,565	537,861

Service fees (Note 2)	14,022	1,145	376	1,999	4,303
Total expenses	1,607,402	118,248	47,410	274,564	542,164
Expense waivers (Note 3)	(20,796)	(1,681)	(514)	—	—
Net expenses	1,586,606	116,567	46,896	274,564	542,164
Net investment income	11,218,296	961,768	313,448	2,021,304	5,557,587
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	(180,658)	(14,546)	(2,472)	(3,933,853)	(4,971,654)

Investment transactions in affiliates (Note 3)	5,123	252	—	—	—

In-kind redemptions	—	—	—	(741,131)	(486,216)

Capital gain distributions from affiliates (Note 3)	908	57	17	—	—

Futures contracts	—	—	—	126,140	—

Foreign currency contracts	(12,043,553)	(1,844,470)	677,677	—	30,391

Foreign currency related transactions	69	—	—	(45)	19,880
Net realized gain (loss)	(12,218,111)	(1,858,707)	675,222	(4,548,889)	(5,407,599)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	218,468	10,848	1,156	4,841,754	11,313,162

Investment transactions in affiliates (Note 3)	25,993	1,872	612	—	—

Futures contracts	—	—	—	(49,253)	—

Foreign currency contracts	(3,643,353)	188,862	(318,826)	—	56,648

Translation of assets and liabilities denominated in foreign currencies	(60)	1	—	(8)	(117,937)
Net increase (decrease) in unrealized appreciation/depreciation	(3,398,952)	201,583	(317,058)	4,792,493	11,251,873
Net realized and unrealized gain (loss) on investments	(15,617,063)	(1,657,124)	358,164	243,604	5,844,274
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,398,767)	$(695,356)	$671,612	$2,264,908	$11,401,861
[1] Net of foreign capital gains (tax) and capital gain tax refund (if applicable) of:	—	—	—	—	$(7,825)
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$19,958

See Notes to Financial Statements.

178	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended August 31, 2023

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Voya Yield Enhanced USD Universal Bond Fund[1]
INVESTMENT INCOME:

Interest	$680,927,516	$9,956,122	$9,587,687	$563,178	$29,069,440

Payment-in-kind interest	—	—	—	171,472	—

Securities lending income, net (Note 2)	2,297	178,570	9,713	—	—

Less: Foreign withholding taxes on interest	—	—	—	—	(142)
Total investment income	680,929,813	10,134,692	9,597,400	734,650	29,069,298
EXPENSES:

Advisory fees (Note 3)	20,984,597	702,496	617,299	102,554	933,842

Service fees (Note 2)	615,548	7,188	11,809	1,003	27,393
Total expenses	21,600,145	709,684	629,108	103,557	961,235
Net investment income	659,329,668	9,425,008	8,968,292	631,093	28,108,063
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(7,776,598)	(6,186,147)	(16,997,727)	(1,135,792)	(5,654,177)

In-kind redemptions	1,931,524	(6,376,491)	(5,275,857)	—	(224,044)

Futures contracts	—	9,212,940	22,324,098	(309,950)	(2,025,824)
Net realized gain (loss)	(5,845,074)	(3,349,698)	50,514	(1,445,742)	(7,904,045)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	12,928,652	9,818,447	9,189,390	(172,828)	(34,931,679)

Futures contracts	—	(1,434,497)	(2,138,843)	36,294	166,775

Translation of assets and liabilities denominated in foreign currencies	—	—	7	—	—
Net increase (decrease) in unrealized appreciation/depreciation	12,928,652	8,383,950	7,050,554	(136,534)	(34,764,904)
Net realized and unrealized gain (loss) on investments	7,083,578	5,034,252	7,101,068	(1,582,276)	(42,668,949)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$666,413,246	$14,459,260	$16,069,360	$(951,183)	$(14,560,886)
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

See Notes to Financial Statements.

WisdomTree Trust	179

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended August 31, 2023

	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Alternative Income Fund	WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)	WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
INVESTMENT INCOME:

Dividends	$—	$—	$1,113,121	$92,651	$146,660

Interest	31,587,949	2,322,383	317	11,286	13,045

Securities lending income, net (Note 2)	17,127	128	31,487	—	1,207

Less: Foreign withholding taxes on interest	—	—	—	(25)	(11,685)
Total investment income	31,605,076	2,322,511	1,144,925	103,912	149,227
EXPENSES:

Advisory fees (Note 3)	1,057,467	104,554	51,369	12,512	32,366

Service fees (Note 2)	38,774	3,834	452	275	316
Total expenses	1,096,241	108,388	51,821	12,787	32,682
Net investment income	30,508,835	2,214,123	1,093,104	91,125	116,545
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(42,335,138)	(1,751,696)	(1,132,759)	(232,103)	(513,974)

In-kind redemptions	(20,590,140)	(2,150,132)	114,823	—	217,197

Futures contracts	—	—	—	310,897	466,702

Foreign currency contracts	—	—	—	—	(4,578)

Foreign currency related transactions	4	(1)	—	(5)	2,686
Net realized gain (loss)	(62,925,274)	(3,901,829)	(1,017,936)	78,789	168,033
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	23,878,689	2,755,756	463,891	1,282,008	1,678,210

Futures contracts	—	—	—	(125,343)	(40,379)

Foreign currency contracts	—	—	—	—	(66)

Translation of assets and liabilities denominated in foreign currencies	12	(1)	—	—	44
Net increase in unrealized appreciation/depreciation	23,878,701	2,755,755	463,891	1,156,665	1,637,809
Net realized and unrealized gain (loss) on investments	(39,046,573)	(1,146,074)	(554,045)	1,235,454	1,805,842
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,537,738)	$1,068,049	$539,059	$1,326,579	$1,922,387

See Notes to Financial Statements.

180	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended August 31, 2023

	WisdomTree Enhanced Commodity Strategy Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)	WisdomTree PutWrite Strategy Fund	WisdomTree Target Range Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$387,603	$273,033	$187,643	$—

Interest	6,361,335	4,797,759	3,739,812	1,831,825
Total investment income	6,748,938	5,070,792	3,927,455	1,831,825
EXPENSES:

Advisory fees (Note 3)	1,087,143	892,425	423,474	410,149

Service fees (Note 2)	8,697	6,041	4,235	2,578
Total expenses	1,095,840	898,466	427,709	412,727
Expense waivers (Note 3)	(13,379)	(8,989)	(6,329)	—
Net expenses	1,082,461	889,477	421,380	412,727
Net investment income	5,666,477	4,181,315	3,506,075	1,419,098
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(210,609)	(17,983)	(2,718,525)	(6,576,926)

Investment transactions in affiliates (Note 3)	1,043	509	(707)	—

Capital gain distributions from affiliates (Note 3)	450	293	206	—

Futures contracts	(28,001,766)	1,676,636	—	—

Written options	—	—	2,614,177	559,533

Foreign currency related transactions	—	406,695	—	—
Net realized gain (loss)	(28,210,882)	2,066,150	(104,849)	(6,017,393)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	794,622	399,058	30,003	6,623,094

Investment transactions in affiliates (Note 3)	14,886	6,551	8,293	—

Futures contracts	13,069,906	1,978,272	—	—

Written options	—	—	6,207,292	(161,328)

Translation of assets and liabilities denominated in foreign currencies	—	(324,853)	—	—
Net increase in unrealized appreciation/depreciation	13,879,414	2,059,028	6,245,588	6,461,766
Net realized and unrealized gain (loss) on investments	(14,331,468)	4,125,178	6,140,739	444,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,664,991)	$8,306,493	$9,646,814	$1,863,471

See Notes to Financial Statements.

WisdomTree Trust	181

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Chinese Yuan Strategy Fund		WisdomTree Emerging Currency Strategy Fund

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$11,218,296	$488,465	$961,768	$(18,243)	$313,448	$(25,194)

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(12,218,111)	22,252,692	(1,858,707)	(333,837)	675,222	(1,196,994)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(3,398,952)	6,630,908	201,583	(656,130)	(317,058)	(64)

Net increase from payment by affiliate	—	5,967	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(4,398,767)	29,378,032	(695,356)	(1,008,210)	671,612	(1,222,252)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(30,189,364)	—	(230,769)	(2,437,806)	(67,060)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	484,884,700	655,640,869	1,236,551	1,353,373	—	5,316,708

Cost of shares redeemed	(651,301,859)	(430,604,669)	(3,765,200)	(13,424,593)	—	(8,591,822)
Net increase (decrease) in net assets resulting from capital share transactions	(166,417,159)	225,036,200	(2,528,649)	(12,071,220)	—	(3,275,114)
Net Increase (Decrease) in Net Assets	(201,005,290)	254,414,232	(3,454,774)	(15,517,236)	604,552	(4,497,366)
NET ASSETS:

Beginning of year	$397,582,311	$143,168,079	$27,648,462	$43,165,698	$8,234,666	$12,732,032

End of year	$196,577,021	$397,582,311	$24,193,688	$27,648,462	$8,839,218	$8,234,666
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	13,800,000	5,600,000	1,100,000	1,550,000	500,000	700,000

Shares created	17,450,000	24,050,000	50,000	50,000	—	300,000

Shares redeemed	(23,950,000)	(15,850,000)	(150,000)	(500,000)	—	(500,000)
Shares outstanding, end of year	7,300,000	13,800,000	1,000,000	1,100,000	500,000	500,000

See Notes to Financial Statements.

182	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund		WisdomTree Floating Rate Treasury Fund

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$2,021,304	$2,096,985	$5,557,587	$5,972,020	$659,329,668	$39,544,240

Net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(4,548,889)	(3,341,239)	(5,407,599)	(16,401,615)	(5,845,074)	(269,352)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	4,792,493	(9,048,954)	11,251,873	(10,845,404)	12,928,652	(7,264,999)
Net increase (decrease) in net assets resulting from operations	2,264,908	(10,293,208)	11,401,861	(21,274,999)	666,413,246	32,009,889
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(2,011,150)	(2,111,000)	(2,924,159)	(1,932,000)	(659,971,821)	(39,230,685)

Tax return of capital	–	–	(1,992,841)	(3,377,500)	–	–
Total distributions to shareholders	(2,011,150)	(2,111,000)	(4,917,000)	(5,309,500)	(659,971,821)	(39,230,685)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	–	18,064,242	23,572,731	–	12,398,272,031	8,323,042,148

Cost of shares redeemed	(12,434,694)	(6,283,915)	(14,899,926)	(20,655,386)	(2,401,058,039)	(1,350,033,412)
Net increase (decrease) in net assets resulting from capital share transactions	(12,434,694)	11,780,327	8,672,805	(20,655,386)	9,997,213,992	6,973,008,736
Net Increase (Decrease) in Net Assets	(12,180,936)	(623,881)	15,157,666	(47,239,885)	10,003,655,417	6,965,787,940
NET ASSETS:

Beginning of year	$52,655,046	$53,278,927	$87,543,654	$134,783,539	$8,052,243,053	$1,086,455,113

End of year	$40,474,110	$52,655,046	$102,701,320	$87,543,654	$18,055,898,470	$8,052,243,053
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	850,000	700,000	3,400,000	4,150,000	160,267,500	21,637,500 [1]

Shares created	–	250,000	900,000	–	246,370,000	165,475,000 [1]

Shares redeemed	(200,000)	(100,000)	(550,000)	(750,000)	(47,710,000)	(26,845,000)[1]
Shares outstanding, end of year	650,000	850,000	3,750,000	3,400,000	358,927,500	160,267,500 [1]
[1]	Shares were adjusted to reflect a 1:2 reverse share split effective March 24, 2022.

See Notes to Financial Statements.

WisdomTree Trust	183

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Interest Rate Hedged High Yield Bond Fund		WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund		WisdomTree Mortgage Plus Bond Fund

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$9,425,008	$9,238,906	$8,968,292	$5,403,325	$631,093	$396,539

Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(3,349,698)	11,693,307	50,514	23,627,891	(1,445,742)	(1,264,533)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, securities sold short and translation of assets and liabilities denominated in foreign currencies	8,383,950	(28,601,245)	7,050,554	(30,747,073)	(136,534)	(2,883,171)
Net increase (decrease) in net assets resulting from operations	14,459,260	(7,669,032)	16,069,360	(1,715,857)	(951,183)	(3,751,165)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(9,529,600)	(8,977,500)	(29,161,948)	(5,628,375)	(734,000)	(544,800)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	37,619,564	114,007,335	28,309,732	206,436,694	4,315,436	—

Cost of shares redeemed	(74,410,287)	(80,765,992)	(180,755,502)	(48,054,059)	(13,396,567)	—
Net increase (decrease) in net assets resulting from capital share transactions	(36,790,723)	33,241,343	(152,445,770)	158,382,635	(9,081,131)	—
Net Increase (Decrease) in Net Assets	(31,861,063)	16,594,811	(165,538,358)	151,038,403	(10,766,314)	(4,295,965)
NET ASSETS:

Beginning of year	$183,041,972	$166,447,161	$366,367,996	$215,329,593	$36,457,585	$40,753,550

End of year	$151,180,909	$183,041,972	$200,829,638	$366,367,996	$25,691,271	$36,457,585
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	8,900,000	7,500,000	16,000,000 [1]	9,200,000 [1]	800,000	800,000

Shares created	1,800,000	5,200,000	1,250,000 [1]	8,900,000 [1]	100,000	—

Shares redeemed	(3,600,000)	(3,800,000)	(8,200,000)[1]	(2,100,000)[1]	(300,000)	—
Shares outstanding, end of year	7,100,000	8,900,000	9,050,000 [1]	16,000,000 [1]	600,000	800,000
[1]	Shares were adjusted to reflect a 2:1 share split effective August 10, 2023.

See Notes to Financial Statements.

184	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Voya Yield Enhanced USD Universal Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund		WisdomTree Yield Enhanced U.S. Short- Term Aggregate Bond Fund

	For the Period February 7, 2023* through August 31, 2023	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$28,108,063	$30,508,835	$20,553,179	$2,214,123	$1,393,491

Net realized loss on investments, futures contracts and foreign currency related transactions	(7,904,045)	(62,925,274)	(45,722,496)	(3,901,829)	(3,629,511)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, securities sold short and translation of assets and liabilities denominated in foreign currencies	(34,764,904)	23,878,701	(126,975,089)	2,755,755	(7,287,920)
Net increase (decrease) in net assets resulting from operations	(14,560,886)	(8,537,738)	(152,144,406)	1,068,049	(9,523,940)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(26,966,060)	(31,267,800)	(22,805,004)	(2,170,000)	(1,584,566)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	1,292,137,938	330,719,000	329,303,699	41,724,047	—

Cost of shares redeemed	(97,248,344)	(342,770,762)	(292,023,597)	(37,322,440)	(94,048,957)
Net increase (decrease) in net assets resulting from capital share transactions	1,194,889,594	(12,051,762)	37,280,102	4,401,607	(94,048,957)
Net Increase (Decrease) in Net Assets	1,153,362,648	(51,857,300)	(137,669,308)	3,299,656	(105,157,463)
NET ASSETS:

Beginning of period	$100	$951,405,761	$1,089,075,069	$94,644,522	$199,801,985

End of period	$1,153,362,748	$899,548,461	$951,405,761	$97,944,178	$94,644,522
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2	21,400,000	20,700,000	2,000,000	3,900,000

Shares created	25,920,000	7,700,000	7,000,000	900,000	—

Shares redeemed	(1,960,002)	(8,000,000)	(6,300,000)	(800,000)	(1,900,000)
Shares outstanding, end of period	23,960,000	21,100,000	21,400,000	2,100,000	2,000,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	185

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Alternative Income Fund		WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)		WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Period March 17, 2022* through August 31, 2022	For the Year Ended August 31, 2023	For the Period December 16, 2021* through August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,093,104	$585,019	$91,125	$13,866	$116,545	$64,276

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(1,017,936)	(473,608)	78,789	(307,822)	168,033	(1,365,280)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	463,891	(1,389,017)	1,156,665	(219,171)	1,637,809	(2,826,339)
Net increase (decrease) in net assets resulting from operations	539,059	(1,277,606)	1,326,579	(513,127)	1,922,387	(4,127,343)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,097,180)	(651,729)	(29,464)	—	(108,732)	—

Tax return of capital	(214,620)	(119,461)	—	—	—	—
Total distributions to shareholders	(1,311,800)	(771,190)	(29,464)	—	(108,732)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	4,117,174	7,716,935	6,956,371	4,884,608	1,143,090	10,743,460

Cost of shares redeemed	(1,475,157)	(5,789,854)	—	(1,238,816)	(2,492,429)	(98)
Net increase (decrease) in net assets resulting from capital share transactions	2,642,017	1,927,081	6,956,371	3,645,792	(1,349,339)	10,743,362
Net Increase (Decrease) in Net Assets	1,869,276	(121,715)	8,253,486	3,132,665	464,316	6,616,019
NET ASSETS:

Beginning of period	$10,193,333	$10,315,048	$3,132,765	$100	$6,616,119	$100

End of period	$12,062,609	$10,193,333	$11,386,251	$3,132,765	$7,080,435	$6,616,119
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	500,000	400,000	150,000	4	350,000	4

Shares created	220,000	340,000	300,000	200,000	50,000	350,000

Shares redeemed	(80,000)	(240,000)	—	(50,004)	(100,000)	(4)
Shares outstanding, end of period	640,000	500,000	450,000	150,000	300,000	350,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

186	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Enhanced Commodity Strategy Fund (consolidated)		WisdomTree Managed Futures Strategy Fund (consolidated)		WisdomTree PutWrite Strategy Fund

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$5,666,477	$(168,010)	$4,181,315	$(351,745)	$3,506,075	$13,014

Net realized gain (loss) on investments, futures contracts, written options and foreign currency related transactions	(28,210,882)	45,843,429	2,066,150	(4,444,734)	(104,849)	735,644

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, written options and translation of assets and liabilities denominated in foreign currencies	13,879,414	(25,008,506)	2,059,028	(1,807,823)	6,245,588	(5,807,868)
Net increase (decrease) in net assets resulting from operations	(8,664,991)	20,666,913	8,306,493	(6,604,302)	9,646,814	(5,059,210)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(47,895,505)	(18,086,292)	(6,642,066)	(18,766,008)	(3,506,281)	—

Tax return of capital	—	—	—	—	(5,830,787)	—
Total distributions to shareholders	(47,895,505)	(18,086,292)	(6,642,066)	(18,766,008)	(9,337,068)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	42,637,612	177,602,284	45,812,785	64,523,255	15,779,740	53,761,022

Cost of shares redeemed	(116,063,950)	(77,010,956)	(33,930,890)	(45,554,835)	(21,614,436)	(8,320,344)
Net increase (decrease) in net assets resulting from capital share transactions	(73,426,338)	100,591,328	11,881,895	18,968,420	(5,834,696)	45,440,678
Net Increase (Decrease) in Net Assets	(129,986,834)	103,171,949	13,546,322	(6,401,890)	(5,524,950)	40,381,468
NET ASSETS:

Beginning of year	$296,723,612	$193,551,663	$140,598,617	$147,000,507	$104,321,549	$63,940,081

End of year	$166,736,778	$296,723,612	$154,144,939	$140,598,617	$98,796,599	$104,321,549
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	13,050,000	8,750,000	4,050,000	3,550,000	3,300,000	1,950,000

Shares created	2,350,000	7,700,000	1,350,000	1,800,000	500,000	1,600,000

Shares redeemed	(6,150,000)	(3,400,000)	(1,000,000)	(1,300,000)	(700,000)	(250,000)
Shares outstanding, end of year	9,250,000	13,050,000	4,400,000	4,050,000	3,100,000	3,300,000

See Notes to Financial Statements.

WisdomTree Trust	187

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Target Range Fund

	For the Year Ended August 31, 2023	For the Period October 7, 2021* through August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$1,419,098	$(13,638)

Net realized loss on investments and written options	(6,017,393)	(566,816)

Net increase (decrease) in unrealized appreciation/depreciation on investments and written options	6,461,766	(4,065,055)
Net increase (decrease) in net assets resulting from operations	1,863,471	(4,645,509)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(255,407)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	15,071,197	56,320,960

Cost of shares redeemed	(4,308,280)	(100)
Net increase in net assets resulting from capital share transactions	10,762,917	56,320,860
Net Increase in Net Assets	12,370,981	51,675,351
NET ASSETS:

Beginning of period	$51,675,451	$100

End of period	$64,046,432	$51,675,451
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2,350,000	4

Shares created	700,000	2,350,000

Shares redeemed	(200,000)	(4)
Shares outstanding, end of period	2,850,000	2,350,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

188	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$28.81	$25.57	$26.23	$28.11	$26.73
Investment operations:

Net investment income (loss)[1]	0.96	0.06	(0.12)	0.05	0.47

Net realized and unrealized gain (loss)	(0.80)	3.18	(0.37)	(1.11)	1.15

Net increase from payment by affiliate	—	0.00 [2]	—	—	—
Total from investment operations	0.16	3.24	(0.49)	(1.06)	1.62
Dividends and distributions to shareholders:

Net investment income	(0.28)	—	(0.17)	(0.82)	(0.24)

Capital gains	(1.76)	—	—	—	—
Total dividends and distributions to shareholders	(2.04)	—	(0.17)	(0.82)	(0.24)
Net asset value, end of year	$26.93	$28.81	$25.57	$26.23	$28.11

TOTAL RETURN[3]	0.71%	12.67%[4]	(1.85)%	(3.87)%	6.09%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$196,577	$397,582	$143,168	$83,951	$44,974

Ratios to average net assets of:

Expenses[5,6]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income (loss)[6]	3.52%	0.21%	(0.45)%	0.19%	1.71%
Portfolio turnover rate[7,8]	78%	156%	55%	266%	23%

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$25.13	$27.85	$25.80	$24.80	$25.49
Investment operations:

Net investment income (loss)[1]	0.92	(0.01)	(0.11)	0.15	0.47

Net realized and unrealized gain (loss)	(1.65)	(0.97)	2.27	1.36	(0.87)
Total from investment operations	(0.73)	(0.98)	2.16	1.51	(0.40)
Dividends and distributions to shareholders:

Net investment income	(0.21)	—	(0.11)	(0.51)	(0.29)

Capital gains	—	(1.74)	—	—	—
Total dividends and distributions to shareholders	(0.21)	(1.74)	(0.11)	(0.51)	(0.29)
Net asset value, end of year	$24.19	$25.13	$27.85	$25.80	$24.80

TOTAL RETURN[3]	(2.93)%	(3.88)%	8.39%	6.16%	(1.59)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$24,194	$27,648	$43,166	$24,507	$26,044

Ratios to average net assets of:

Expenses[5,6]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income (loss)[6]	3.70%	(0.05)%	(0.41)%	0.60%	1.82%
Portfolio turnover rate[7]	0%	0%	25%[8]	0%	0%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only security held or transacted during the period. It is considered a long-term security for portfolio turnover calculation and therefore the variability in the portfolio turnover was primarily caused by transactions in this security alone (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

See Notes to Financial Statements.

WisdomTree Trust	189

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$16.47	$18.19	$17.55	$18.19	$17.97
Investment operations:

Net investment income (loss)[1]	0.63	(0.04)	(0.09)	0.12	0.31

Net realized and unrealized gain (loss)	0.71	(1.68)	0.85	(0.41)	0.25
Total from investment operations	1.34	(1.72)	0.76	(0.29)	0.56
Dividends to shareholders:

Net investment income	(0.13)	—	(0.12)	(0.35)	(0.34)
Net asset value, end of year	$17.68	$16.47	$18.19	$17.55	$18.19

TOTAL RETURN[2]	8.20%	(9.46)%	4.31%	(1.68)%	3.12%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$8,839	$8,235	$12,732	$10,532	$20,009

Ratios to average net assets of:

Expenses[3,4]	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income (loss)[4]	3.67%	(0.21)%	(0.51)%	0.65%	1.68%
Portfolio turnover rate[5]	0%	36%[6]	26%[6]	0%	0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$61.95	$76.11	$74.14	$72.72	$68.58
Investment operations:

Net investment income[1]	2.74	2.53	2.63	2.99	3.00

Net realized and unrealized gain (loss)	0.33	(14.16)	1.94	1.47 [7]	4.17
Total from investment operations	3.07	(11.63)	4.57	4.46	7.17
Dividends to shareholders:

Net investment income	(2.75)	(2.53)	(2.60)	(3.04)	(3.03)
Net asset value, end of year	$62.27	$61.95	$76.11	$74.14	$72.72

TOTAL RETURN[2]	5.11%	(15.52)%	6.26%	6.37%	10.69%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$40,474	$52,655	$53,279	$29,655	$36,362

Ratios to average net assets of:

Expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	4.45%	3.70%	3.48%	4.13%	4.26%
Portfolio turnover rate[5]	142%	36%	56%	43%	54%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Currency Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only security held or transacted during the period. It is considered a long-term security for portfolio turnover calculation and therefore the variability in the portfolio turnover was primarily caused by transactions in this security alone (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

[7]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

See Notes to Financial Statements.

190	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$25.75	$32.48	$32.70	$34.35	$32.47
Investment operations:

Net investment income[1]	1.50	1.57	1.64	1.83	1.96

Net realized and unrealized gain (loss)	1.46	(6.89)	(0.33)	(1.76)[2]	1.72
Total from investment operations	2.96	(5.32)	1.31	0.07	3.68
Dividends and distributions to shareholders:

Net investment income	(0.79)	(0.48)	(0.52)	(0.60)	(0.82)

Tax return of capital	(0.53)	(0.93)	(1.01)	(1.12)	(0.98)
Total dividends and distributions to shareholders	(1.32)	(1.41)	(1.53)	(1.72)	(1.80)
Net asset value, end of year	$27.39	$25.75	$32.48	$32.70	$34.35

TOTAL RETURN[3]	11.83%	(16.69)%	4.06%	0.20%	11.54%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$102,701	$87,544	$134,784	$127,519	$195,783

Ratios to average net assets of:

Expenses	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	5.68%	5.47%	4.97%	5.42%	5.77%
Portfolio turnover rate[4]	21%	31%	31%	29%	27%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022*	For the Year Ended August 31, 2021*	For the Year Ended August 31, 2020*	For the Year Ended August 31, 2019*
Net asset value, beginning of year	$50.24	$50.21	$50.23	$50.11	$50.15
Investment operations:

Net investment income (loss)[1]	2.37	0.56	(0.01)	0.48	1.12

Net realized and unrealized gain (loss)	(0.04)[2]	(0.24)	0.01	0.13	(0.10)
Total from investment operations	2.33	0.32	0.00 [5]	0.61	1.02
Dividends and distributions to shareholders:

Net investment income	(2.26)	(0.29)	(0.01)	(0.49)	(1.06)

Capital gains	(0.00)[5]	(0.00)[5]	(0.01)	—	—
Total dividends and distributions to shareholders	(2.26)	(0.29)	(0.02)	(0.49)	(1.06)
Net asset value, end of year	$50.31	$50.24	$50.21	$50.23	$50.11

TOTAL RETURN[3]	4.75%	0.63%	0.00%[6]	1.26%	2.06%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$18,055,898	$8,052,243	$1,086,455	$1,491,940	$1,652,361

Ratios to average net assets of:

Expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income (loss)	4.71%	1.12%	(0.02)%	0.95%	2.22%
Portfolio turnover rate[4]	167%	170%	147%	163%	170%
*	Per share amounts were adjusted to reflect a 1:2 reverse share split effective March 24, 2022.

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Amount represents less than 0.005%.

See Notes to Financial Statements.

WisdomTree Trust	191

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$20.57	$22.19	$21.40	$23.13	$24.07
Investment operations:

Net investment income[1]	1.20	0.98	0.96	1.20	1.30

Net realized and unrealized gain (loss)	0.74	(1.65)[2]	0.78	(1.73)	(0.91)

Net increase from payment by affiliate	—	—	0.01	—	—
Total from investment operations	1.94	(0.67)	1.75	(0.53)	0.39
Dividends and distributions to shareholders:

Net investment income	(1.22)	(0.95)	(0.96)	(1.20)	(1.30)

Capital gains	—	—	—	—	(0.03)
Total dividends and distributions to shareholders	(1.22)	(0.95)	(0.96)	(1.20)	(1.33)
Net asset value, end of year	$21.29	$20.57	$22.19	$21.40	$23.13

TOTAL RETURN[3]	9.74%	(3.11)%	8.33%[4]	(2.26)%	1.68%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$151,181	$183,042	$166,447	$128,377	$247,466

Ratios to average net assets of:

Expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Net investment income	5.77%	4.53%	4.40%	5.43%	5.52%
Portfolio turnover rate[5]	21%	23%	40%	101%[6,7]	61%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2023[8]	For the Year Ended August 31, 2022[8]	For the Year Ended August 31, 2021[8]	For the Year Ended August 31, 2020[8]	For the Year Ended August 31, 2019[8]
Net asset value, beginning of year	$22.90	$23.41	$23.52	$23.85	$23.91
Investment operations:

Net investment income[1]	0.74	0.42	0.35	0.56	0.68

Net realized and unrealized gain (loss)	0.63	(0.51)[2]	(0.03)	(0.30)	(0.05)
Total from investment operations	1.37	(0.09)	0.32	0.26	0.63
Dividends and distributions to shareholders:

Net investment income	(0.77)	(0.42)	(0.43)	(0.59)	(0.69)

Capital gains	(1.31)	—	—	—	—
Total dividends and distributions to shareholders	(2.08)	(0.42)	(0.43)	(0.59)	(0.69)
Net asset value, end of year	$22.19	$22.90	$23.41	$23.52	$23.85

TOTAL RETURN[3]	6.35%	(0.39)%	1.34%	1.08%	2.69%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$200,830	$366,368	$215,330	$94,088	$76,337

Ratios to average net assets of:

Expenses	0.23%	0.23%	0.23%	0.23%	0.23%

Net investment income	3.34%	1.79%	1.47%	2.36%	2.86%
Portfolio turnover rate[5]	171%	131%	81%	70%	39%
Portfolio turnover rate excluding TBA roll transactions[5]	132%	42%	23%	33%	12%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Includes a voluntary reimbursement from the sub-advisor for an operational error that resulted in investment transaction losses. Excluding the voluntary reimbursement, total return would have been 0.05% lower.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on June 1, 2020.

[7]	On June 4, 2020, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

[8]	Per share amounts were adjusted to reflect a 2:1 share split effective August 10, 2023 (Note 9).

See Notes to Financial Statements.

192	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Mortgage Plus Bond Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period November 14, 2019* through August 31, 2020
Net asset value, beginning of period	$45.57	$50.94	$51.64	$50.26
Investment operations:

Net investment income[1]	1.21	0.50	0.45	0.66

Net realized and unrealized gain (loss)	(2.51)	(5.19)	0.06	1.55
Total from investment operations	(1.30)	(4.69)	0.51	2.21
Dividends and distributions to shareholders:

Net investment income	(1.45)	(0.68)	(0.88)	(0.83)

Capital gains	—	—	(0.32)	—

Tax return of capital	—	—	(0.01)	—
Total dividends and distributions to shareholders	(1.45)	(0.68)	(1.21)	(0.83)
Net asset value, end of period	$42.82	$45.57	$50.94	$51.64

TOTAL RETURN[2]	(2.87)%	(9.27)%	0.99%	4.45%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$25,691	$36,458	$40,754	$30,986

Ratios to average net assets of:

Expenses	0.45%	0.45%	0.45%	0.45%[3]

Net investment income	2.77%	1.02%	0.88%	1.64%[3]
Portfolio turnover rate[4]	93%	373%	430%	278%
Portfolio turnover rate excluding TBA roll transactions[4]	41%	19%	47%	70%

WisdomTree Voya Yield Enhanced USD Universal Bond Fund	For the Period February 7, 2023* through August 31, 2023
Net asset value, beginning of period	$49.64
Investment operations:

Net investment income[1]	1.24

Net realized and unrealized loss	(1.54)
Total from investment operations	(0.30)
Dividends to shareholders:

Net investment income	(1.20)
Net asset value, end of period	$48.14

TOTAL RETURN[2]	(0.61)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,153,363

Ratios to average net assets of:

Expenses	0.15%[3]

Net investment income	4.51%[3]
Portfolio turnover rate[4]	57%
Portfolio turnover rate excluding TBA roll transactions[4]	53%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	193

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$44.46	$52.61	$53.93	$52.71	$48.68
Investment operations:

Net investment income[1]	1.49	0.96	0.85	1.28	1.61

Net realized and unrealized gain (loss)	(1.80)	(8.05)	(0.76)	1.38	4.05
Total from investment operations	(0.31)	(7.09)	0.09 [2]	2.66	5.66
Dividends and distributions to shareholders:

Net investment income	(1.52)	(1.04)	(1.14)	(1.44)	(1.63)

Capital gains	—	(0.02)	(0.27)	—	—
Total dividends and distributions to shareholders	(1.52)	(1.06)	(1.41)	(1.44)	(1.63)
Net asset value, end of year	$42.63	$44.46	$52.61	$53.93	$52.71

TOTAL RETURN[3]	(0.66)%	(13.62)%	0.18%	5.14%	11.92%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$899,548	$951,406	$1,089,075	$1,315,856	$880,193

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%	0.12%[4]	0.12%	0.12%

Expenses, prior to expense waivers	0.12%	0.12%	0.15%	0.20%	0.20%

Net investment income	3.46%	1.97%	1.61%	2.43%	3.25%
Portfolio turnover rate[5]	117%	293%	148%	88%	54%
Portfolio turnover rate excluding TBA roll transactions[5]	50%	40%	41%	65%	44%

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$47.32	$51.23	$51.60	$50.58	$48.88
Investment operations:

Net investment income[1]	1.19	0.49	0.50	1.19	1.40

Net realized and unrealized gain (loss)	(0.74)	(3.81)	(0.14)	1.05	1.69
Total from investment operations	0.45	(3.32)	0.36	2.24	3.09
Dividends and distributions to shareholders:

Net investment income	(1.13)	(0.53)	(0.51)	(1.22)	(1.39)

Capital gains	—	(0.06)	(0.22)	—	—
Total dividends and distributions to shareholders	(1.13)	(0.59)	(0.73)	(1.22)	(1.39)
Net asset value, end of year	$46.64	$47.32	$51.23	$51.60	$50.58

TOTAL RETURN[3]	0.96%	(6.52)%	0.69%	4.51%	6.43%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$97,944	$94,645	$199,802	$113,529	$91,052

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%	0.12%[4]	0.12%	0.12%

Expenses, prior to expense waivers	0.12%	0.12%	0.15%	0.20%	0.20%

Net investment income	2.54%	1.00%	0.97%	2.34%	2.83%
Portfolio turnover rate[5]	124%	193%	224%	106%	49%
Portfolio turnover rate excluding TBA roll transactions[5]	19%	21%	49%	46%	24%
[1]	Based on average shares outstanding.

[2]

The total from investment operations per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

194	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Alternative Income Fund	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Period May 6, 2021* through August 31, 2021
Net asset value, beginning of period	$20.39	$25.79	$24.96
Investment operations:

Net investment income[1]	1.94	1.49	0.43

Net realized and unrealized gain (loss)	(1.15)	(4.82)	0.40
Total from investment operations	0.79	(3.33)	0.83
Dividends and distributions to shareholders:

Net investment income	(1.97)	(1.66)	—

Capital gains	—	(0.01)	—

Tax return of capital	(0.36)	(0.40)	—
Total dividends and distributions to shareholders	(2.33)	(2.07)	—
Net asset value, end of period	$18.85	$20.39	$25.79

TOTAL RETURN[2]	5.28%	(13.50)%	3.33%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$12,063	$10,193	$10,315

Ratios to average net assets of:

Expenses	0.50%	0.50%	0.50%[3]

Net investment income	10.64%	6.35%	5.39%[3]
Portfolio turnover rate[4]	33%	52%	2%

WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)	For the Year Ended August 31, 2023	For the Period March 17, 2022* through August 31, 2022
Net asset value, beginning of period	$20.89	$25.31
Investment operations:

Net investment income[1]	0.34	0.13

Net realized and unrealized gain (loss)	4.24	(4.55)
Total from investment operations	4.58	(4.42)
Dividends to shareholders:
Net investment income	(0.17)	—
Net asset value, end of period	$25.30	$20.89

TOTAL RETURN[2]	22.14%	(17.46)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$11,386	$3,133

Ratios to average net assets of:

Expenses	0.20%	0.20%[3]

Net investment income	1.46%	1.26%[3]
Portfolio turnover rate[4]	20%	12%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	195

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	For the Year Ended August 31, 2023	For the Period December 16, 2021* through August 31, 2022
Net asset value, beginning of period	$18.90	$24.49
Investment operations:

Net investment income[1]	0.38	0.26

Net realized and unrealized gain (loss)	4.65	(5.85)
Total from investment operations	5.03	(5.59)
Dividends to shareholders:
Net investment income	(0.33)	—
Net asset value, end of period	$23.60	$18.90

TOTAL RETURN[2]	26.95%	(22.83)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$7,080	$6,616

Ratios to average net assets of:

Expenses	0.45%	0.45%[3]

Net investment income	1.62%	1.40%[3]
Portfolio turnover rate[4]	16%	27%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

196	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

	Post-Reorganization			Pre-Reorganization
WisdomTree Enhanced Commodity Strategy Fund (consolidated)^	For the Year Ended August 31,2023	For the Year Ended August 31,2022	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of period	$22.74	$22.12	$18.74	$18.80	$17.50	$19.25
Investment operations:

Net investment income (loss)[1]	0.53	(0.01)	(0.08)	(0.03)	0.23	0.18

Net realized and unrealized gain (loss)	(1.14)	2.66	3.46	(0.03)	1.07	(1.93)

Net increase from payment by affiliate	—	—	0.00 [2]	0.00 [2]	—	—
Total from investment operations	(0.61)	2.65	3.38	(0.06)	1.30	(1.75)
Dividends and distributions to shareholders:

Net investment income	(4.10)	(2.03)	—	—	—	—

Capital gains	—	(0.00)[2]	—	—	—	—
Total dividends and distributions to shareholders	(4.10)	(2.03)	—	—	—	—
Net asset value, end of period	$18.03	$22.74	$22.12	$18.74	$18.80	$17.50

TOTAL RETURN[3]	(2.56)%	12.81%	18.04%[4]	(0.32)%[4]	7.43%	(9.09)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$166,737	$296,724	$193,552	$99,333	$127,836	$154,855

Ratios to average net assets of:

Expenses, net of expense waivers	0.55%[5]	0.55%[5]	0.55%[5,6]	0.75%[6]	0.75%	0.75%

Expenses, prior to expense waivers	0.55%[5]	0.55%[5]	0.55%[5,6]	0.85%[6]	0.85%	0.85%

Net investment income (loss)	2.87%[5]	(0.06)%[5]	(0.52)%[5,6]	(0.18)%[6]	1.30%	0.94%
Portfolio turnover rate[7]	0%	47%[8]	22%[8]	0%	0%	0%
^

After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor (or the Managing Owner, with respect to the Predecessor Fund) waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a voluntary reimbursement from the advisor for brokerage commissions incurred in connection with the Reorganization. Excluding this reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only security held or transacted during the period. It is considered a long-term security for portfolio turnover calculation and therefore the variability in the portfolio turnover was primarily caused by transactions in this security alone (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

See Notes to Financial Statements.

WisdomTree Trust	197

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$34.72	$41.41	$35.31	$39.08	$40.57
Investment operations:

Net investment income (loss)[1]	1.02	(0.09)	(0.23)	0.17	0.55

Net realized and unrealized gain (loss)	0.96	(1.39)	6.50	(3.34)	(0.65)

Net increase from payment by affiliate	—	—	0.00 [2]	—	—
Total from investment operations	1.98	(1.48)	6.27	(3.17)	(0.10)
Dividends to shareholders:

Net investment income	(1.67)	(5.21)	(0.17)	(0.60)	(1.39)
Net asset value, end of year	$35.03	$34.72	$41.41	$35.31	$39.08

TOTAL RETURN[3]	6.00%	(3.91)%	17.83%[4]	(8.17)%	(0.22)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$154,145	$140,599	$147,001	$112,993	$216,875

Ratios to average net assets of:

Expenses, net of expense waivers	0.65%[5]	0.65%[5]	0.65%[5,6]	0.65%[5]	0.65%

Expenses, prior to expense waivers	0.65%[5]	0.65%[5]	0.68%[5]	0.75%[5]	0.75%

Net investment income (loss)	3.05%[5]	(0.24)%[5]	(0.60)%[5]	0.46%[5]	1.40%
Portfolio turnover rate[7]	16%[8]	7%[8]	25%[8]	97%[8]	0%

WisdomTree PutWrite Strategy Fund	For the Year Ended August 31, 2023[9]	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Net asset value, beginning of year	$31.61	$32.79	$26.64	$27.45	$30.57
Investment operations:

Net investment income (loss)[1]	1.14	0.01	(0.11)	0.24	0.49

Net realized and unrealized gain (loss)	2.14	(1.19)[10]	6.67	(0.63)[10]	(1.96)
Total from investment operations	3.28	(1.18)	6.56	(0.39)	(1.47)
Dividends and distributions to shareholders:

Net investment income	(1.09)	—	(0.41)	(0.42)	(0.25)

Capital gains	—	—	—	—	(1.40)

Tax return of capital	(1.93)	—	—	—	—
Total dividends and distributions to shareholders	(3.02)	—	(0.41)	(0.42)	(1.65)
Net asset value, end of year	$31.87	$31.61	$32.79	$26.64	$27.45

TOTAL RETURN[3]	11.06%	(3.60)%	24.87%	(1.52)%	(4.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$98,797	$104,322	$63,940	$117,225	$211,350
Ratios to average net assets of:

Expenses, net of expense waivers	0.44%[5]	0.44%[5]	0.44%[5]	0.41%[5]	0.38%

Expenses, prior to expense waivers	0.44%[5]	0.44%[5]	0.44%[5]	0.44%[5]	0.44%

Net investment income (loss)	3.64%[5]	0.02%[5]	(0.38)%[5]	0.90%[5]	1.78%
Portfolio turnover rate[7]	12%[8,9]	8%[8]	18%[8]	72%[8]	0%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

The investment advisor had contractually agreed to limit the advisory fee to 0.65% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.65%.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only security held or transacted during the period. It is considered a long-term security for portfolio turnover calculation and therefore the variability in the portfolio turnover was primarily caused by transactions in this security alone (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

[9]

The information reflects the investment objective and strategy of the WisdomTree CBOE S&P 500 PutWrite Strategy Fund through October 24, 2022 and the investment objective and strategy of the WisdomTree PutWrite Strategy Fund thereafter.

[10]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

See Notes to Financial Statements.

198	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Target Range Fund	For the Year Ended August 31, 2023	For the Period October 7, 2021* through August 31, 2022
Net asset value, beginning of period	$21.99	$24.99
Investment operations:

Net investment income (loss)[1]	0.53	(0.01)

Net realized and unrealized gain (loss)	0.05	(2.99)
Total from investment operations	0.58	(3.00)
Dividends to shareholders:

Net investment income	(0.10)	—
Net asset value, end of period	$22.47	$21.99

TOTAL RETURN[2]	2.65%	(12.00)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$64,046	$51,675

Ratios to average net assets of:

Expenses	0.70%	0.70%[3]

Net investment income (loss)	2.42%	(0.06)%[3]
Portfolio turnover rate[4]	5%	0%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	199

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund” and also referred to herein as “Currency Strategy Funds”)	December 18, 2013
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 6, 2009
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Floating Rate Treasury Fund (“Floating Rate Treasury Fund”)	February 4, 2014
WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Mortgage Plus Bond Fund (“Mortgage Plus Bond Fund”)	November 14, 2019
WisdomTree Voya Yield Enhanced USD Universal Bond Fund (“Voya Yield Enhanced USD Universal Bond Fund”)	February 7, 2023
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund”)	July 9, 2015
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund”)	May 18, 2017
WisdomTree Alternative Income Fund (“Alternative Income Fund”)	May 6, 2021
WisdomTree Efficient Gold Plus Equity Strategy Fund (“Efficient Gold Plus Equity Strategy Fund”) (consolidated)	March 17, 2022
WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (“Efficient Gold Plus Gold Miners Strategy Fund”) (consolidated)	December 16, 2021
WisdomTree Enhanced Commodity Strategy Fund (“Enhanced Commodity Strategy Fund”) (consolidated)	January 23, 2008	*
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011
WisdomTree PutWrite Strategy Fund (“PutWrite Strategy Fund”) (formerly, WisdomTree CBOE S&P 500 PutWrite Strategy Fund)	February 24, 2016
WisdomTree Target Range Fund (“Target Range Fund”)	October 7, 2021
*	Commencement of operations date shown is that of the predecessor fund. After the close of business December 18, 2020, the predecessor fund was reorganized into the Enhanced Commodity Strategy Fund.

Each Fund is actively managed except for the Floating Rate Treasury Fund, Interest Rate Hedged High Yield Bond Fund, Interest Rate Hedged U.S. Aggregate Bond Fund, Voya Yield Enhanced USD Universal Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund, Yield Enhanced U.S. Short-Term Aggregate Bond Fund, Alternative Income Fund, and PutWrite Strategy Fund, which seek to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree, Inc. (“WisdomTree”) or an Index developed by a third party. WisdomTree is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Efficient Gold Plus Equity Strategy Fund, Efficient Gold Plus Gold Miners Strategy Fund, Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund (each a “Parent Fund”), include the accounts of WisdomTree Efficient Gold Plus Equity Strategy Portfolio I, WisdomTree Efficient Gold Plus Gold Miners Strategy Portfolio I, WisdomTree Enhanced Commodity Strategy Portfolio I and WisdomTree Managed Futures Portfolio I, respectively, each a wholly-owned and controlled Cayman Islands subsidiary (each a “Subsidiary”). For each Parent Fund, the accompanying financial

200	WisdomTree Trust

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statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. Each Parent Fund’s investment in its Subsidiary may not exceed 25% of the respective Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (“TBA”) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. For all Funds, except for U.S. Dollar Bullish Fund, foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time except for Forward Contracts in certain Asian currencies (Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, New Taiwan dollar, and the Thai baht) which are valued daily using WM/Reuters closing forward rates as of 2:00 pm Singapore time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts daily. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the mean of the closing bid/ask price on the primary exchange on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”), or exchange-traded notes (“ETNs” or “ETN”) or closed-end mutual funds (“CEF” or “CEFs”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF, ETN or CEF has not traded on its principal exchange.

Pursuant to Board-approved valuation procedures established by the Trust and WTAM, the Board has appointed WTAM as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WTAM has established procedures for its fair valuation of a Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Valuation Designee is comprised of senior representatives of WTAM and reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Designee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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Notes to Financial Statements (continued)

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Designee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments, such as fixed income securities, are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Valuation Designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Valuation Designee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Valuation Designee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended August 31, 2023, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

202	WisdomTree Trust

Notes to Financial Statements (continued)

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, foreign currency futures contracts, commodity futures contracts, interest rate futures contracts, equity futures contracts, digital assets futures contracts and equity options contracts during the fiscal year or period ended August 31, 2023 and open positions in such derivatives as of August 31, 2023 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. Any collateral posted (or received) with respect to the derivative positions would be used to offset or reduce the payment due to (or due from) a counterparty in the event of default. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2023, if any, is reflected as a footnote within each Fund’s Schedule of Investments. The Funds’ maximum credit risk exposure to derivatives agreements would be the total value of derivatives disclosed in the table included in Note 2 — Master Netting Arrangements under the column entitled “Assets: Net Amount”.

As of August 31, 2023, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives			Liability Derivatives

Fund	Balance Sheet Location	Value		Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$4,152,265		Unrealized depreciation on foreign currency contracts	$210,411
Chinese Yuan Strategy Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	9,525		Unrealized depreciation on foreign currency contracts	396,100
Emerging Currency Strategy Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	11,774		Unrealized depreciation on foreign currency contracts	226,231
Emerging Markets Corporate Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	40,039		Unrealized depreciation on futures contracts*	64,547
Emerging Markets Local Debt Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	105,483		Unrealized depreciation on foreign currency contracts	113,839
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	8,078		Unrealized depreciation on futures contracts*	793,797
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—		Unrealized depreciation on futures contracts*	1,528,157
Mortgage Plus Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	24,795		Unrealized depreciation on futures contracts*	11,883
Voya Yield Enhanced USD Universal Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	378,290		Unrealized depreciation on futures contracts*	211,515
Efficient Gold Plus Equity Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	—		Unrealized depreciation on futures contracts*	160,483
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	—		Unrealized depreciation on futures contracts*	113,179
Foreign currency risk	Unrealized appreciation on foreign currency contracts	0	[1]	Unrealized depreciation on foreign currency contracts	25

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Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	$7,284,906	Unrealized depreciation on futures contracts*	$8,178,827
Digital assets risk	Unrealized appreciation on futures contracts*	2,400	Unrealized depreciation on futures contracts*	—
Managed Futures Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	1,736,807	Unrealized depreciation on futures contracts*	831,022
Digital assets risk	Unrealized appreciation on futures contracts*	6,675	Unrealized depreciation on futures contracts*	—
Equity risk	Unrealized appreciation on futures contracts*	949,999	Unrealized depreciation on futures contracts*	1,628
Foreign currency risk	Unrealized appreciation on futures contracts*	119,880	Unrealized depreciation on futures contracts*	29,090
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	114,274
PutWrite Strategy Fund
Equity risk			Written options, at value	1,146,165
Target Range Fund
Equity risk	Purchased options, at value**	13,807,712	Written options, at value	1,073,196
[1]	Amount represents less than $1.

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 208 and 209 for additional information regarding balance sheet location of balances associated with futures contracts.

**	Purchased options, at value are reported in the Fund’s Investment in securities, at value within the Statements of Assets and Liabilities.

For the fiscal year or period ended August 31, 2023, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign currency risk	$(12,043,553)	$(3,643,353)
Chinese Yuan Strategy Fund
Foreign currency risk	(1,844,470)	188,862
Emerging Currency Strategy Fund
Foreign currency risk	677,677	(318,826)
Emerging Markets Corporate Bond Fund
Interest rate risk	126,140	(49,253)
Emerging Markets Local Debt Fund
Foreign currency risk	30,391	56,648
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	9,212,940	(1,434,497)
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	22,324,098	(2,138,843)
Mortgage Plus Bond Fund
Interest rate risk	(309,950)	36,294
Voya Yield Enhanced USD Universal Bond Fund[3]
Interest rate risk	(2,025,824)	166,775
Efficient Gold Plus Equity Strategy Fund (consolidated)
Commodity risk	310,897	(125,343)
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
Commodity risk	466,702	(40,379)
Foreign currency risk	(4,578)	(66)

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Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	$(28,629,611)	$12,788,946
Digital assets risk	627,845	280,960
Managed Futures Strategy Fund (consolidated)
Commodity risk	1,903,924	195,143
Digital assets risk	(19,913)	113,358
Equity risk	(378,923)	2,431,279
Foreign currency risk	267,934	(146,413)
Interest rate risk	(96,386)	(615,095)
PutWrite Strategy Fund
Equity risk	2,322,575	6,207,292
Target Range Fund
Equity risk	(6,014,966)	6,344,342
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Commodity risk	Net realized gain (loss) from futures contracts
Digital assets risk	Net realized gain (loss) from futures contracts
Equity risk

Net realized gain (loss) from purchased options are included in net realized gain (loss) from investment transactions

Net realized gain (loss) from written options

Net realized gain (loss) from futures contracts

Foreign currency risk	Net realized gain (loss) from foreign currency contracts Net realized gain (loss) from futures contracts
Interest rate risk	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Commodity risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Digital assets risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Equity risk

Net realized gain (loss) from purchased options are included in net increase (decrease) in unrealized appreciation/depreciation from investment transactions

Net increase (decrease) in unrealized appreciation/depreciation from written options

Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Interest rate risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

[3]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

During the fiscal year or period ended August 31, 2023, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Purchased options	Written options
U.S. Dollar Bullish Fund
Foreign currency risk	$368,666,101	$684,834,314	$—	$—	$—	$—
Chinese Yuan Strategy Fund
Foreign currency risk	35,126,963	8,878,976	—	—	—	—
Emerging Currency Strategy Fund
Foreign currency risk	11,204,704	2,669,604	—	—	—	—
Emerging Markets Corporate Bond Fund
Interest rate risk	—	—	9,193,560	8,397,290	—	—
Emerging Markets Local Debt Fund
Foreign currency risk	6,782,137	1,092,329	—	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	—	—	2,204,713	145,261,387	—	—

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Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Purchased options		Written options
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	$—	$—	$—	$307,780,028	$—		$—
Mortgage Plus Bond Fund
Interest rate risk	—	—	3,012,940	814,559	—		—
Voya Yield Enhanced USD Universal Bond Fund[1]
Interest rate risk	—	—	35,369,374	17,761,964	—		—
Efficient Gold Plus Equity Strategy Fund (consolidated)
Commodity risk	—	—	5,632,657	—	—		—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
Commodity risk	—	—	6,337,727	—	—		—
Foreign currency risk	3,912	458	—	—	—		—
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	—	—	248,394,403	53,841,864	—		—
Digital assets risk	—	—	4,078,919	—	—		—
Managed Futures Strategy Fund (consolidated)
Commodity risk	—	—	21,464,634	27,304,195	—		—
Digital assets risk	—	—	2,524,413	—	—		—
Equity risk	—	—	40,719,237	—	—		—
Foreign currency risk	—	—	13,769,650	—	—		—
Interest rate risk	—	—	6,885,056	9,480,245	—		—
PutWrite Strategy Fund
Equity risk	—	—	—	—	3,970,492	[2]	99,691,238
Target Range Fund
Equity risk	—	—	—	—	52,614,062		69,265,408
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

[2]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), less any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as scientific amortization method). Payment-in-kind (“PIK”) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income net of foreign withholding taxes, if any, is recognized on the ex-dividend date. Upon notification from real estate investment trust (“REIT”) issuers or as estimated by management, all or a portion of the dividend income received from a REIT may be redesignated as a reduction of cost of the related investment and/or as a realized gain. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated.

Foreign Taxes — The Funds may be subject to foreign taxes (a portion of which may be reclaimable or refundable) on foreign income or capital gains on investment transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and tax rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are accrued and applied to foreign income as the foreign income is earned and are reflected on the Statements of Operations as follows: foreign taxes withheld on dividends are presented as a reduction to investment income in “Less: Foreign withholding taxes on dividends”, foreign taxes on capital gains from investment transactions, if any, are included in “Net realized gain (loss) from investment transactions”, and deferred foreign taxes on net unrealized appreciation on investments, if any, are included in “Net increase (decrease) in unrealized appreciation/depreciation on investment transactions”. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities in “Payables: Foreign capital gains tax”.

In certain foreign jurisdictions, when the Funds incur subsequent capital losses on investment transactions that occurred during the tax year in the applicable foreign jurisdiction, the Funds may be entitled to a refund on any foreign taxes paid on previous capital gain investment transactions that occurred during the tax year of the applicable foreign jurisdiction. Foreign capital gain tax refunds on investment transactions are included in “Net realized gain (loss) from investment transactions” on the Statements of Operations and

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Notes to Financial Statements (continued)

foreign capital gain tax refunds that remain unpaid as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities in “Receivables: Foreign capital gains tax refund”.

The Funds file foreign tax reclaims in certain foreign jurisdictions to recover a portion of amounts previously withheld on dividend income if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims recorded relating to current fiscal year investment income are included in the Statements of Operations as a reduction to the balance shown for “Foreign withholding taxes on dividends” and foreign tax reclaims recorded, but not yet received as of August 31, 2023, if any, are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular

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custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized foreign currency contracts to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment strategy. The U.S. Dollar Bullish Fund utilized foreign currency contracts to obtain net short exposure to foreign currencies consistent with its investment strategy. The Emerging Markets Local Debt Fund utilized foreign currency contracts to obtain long and short exposures to foreign currencies consistent with its investment objective. The Efficient Gold Plus Gold Miners Strategy Fund utilized foreign currency contracts primarily to facilitate foreign security settlements. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss) from foreign currency contracts” on the Statements of Operations.

Futures Contracts — The Duration Funds utilized futures contracts to obtain net short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Emerging Markets Corporate Bond Fund, Mortgage Plus Bond Fund and Voya Yield Enhanced USD Universal Bond Fund each utilized futures contracts on U.S. Treasury bonds to manage interest rate risk. The Efficient Gold Plus Equity Strategy Fund and Efficient Gold Plus Gold Miners Strategy Fund utilized futures contracts to obtain long exposure to commodities consistent with its investment objective. The Enhanced Commodity Strategy Fund utilized futures contracts to obtain long and short exposures to commodities and digital assets consistent with its investment objective. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities, digital assets, interest rates and equity indexes consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity, digital asset or U.S. Treasury security, collectively herein, “Reference Asset”) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual price of the specified Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The variation margin received or paid by the Funds, that is on deposit with the broker, on both open and closed futures contracts and certain futures contracts where variation margin is received or paid by the Funds on the expiration date, are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Deposits at broker for futures contracts” or “Deposits due to

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broker for future contracts”. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. The Funds have adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act to assess and manage the Funds’ derivatives risk. Rule 18f-4 limits the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act.

Options Contracts — The PutWrite Strategy Fund utilized option contracts by purchasing and writing put options on the SPDR® S&P 500 ETF Trust. The Target Range Fund utilized option contracts by purchasing long call options and writing short call options on a portfolio of four exchanged traded funds (“ETFs”) that track the performance of large- and mid-capitalization companies in the United States, developed market countries and emerging market countries, respectively, consisting of the SPDR® S&P 500 ETF Trust, iShares Russell 2000 ETF, iShares MSCI EAFE ETF, and iShares MSCI Emerging Markets ETF consistent with its investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The PutWrite Strategy Fund and Target Range Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When an option is purchased, an amount equal to the premium paid is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, a loss equal to the amount of premium paid is realized. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When an option is written, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased from the exercise of the written put option to form the basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss.

The maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2023, the maximum payout for written put options for the PutWrite Strategy Fund was $101,272,400. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the writer of the option may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the writer of the option is exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the writer of the option may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the purchaser or writer of an option may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the use of options contracts may include the following: (1) the success of a strategy may depend on the investment adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the PutWrite Strategy Fund and Target Range Fund intend to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

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Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply collateral held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event

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of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the netting table.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets						Liabilities

	Gross Amounts in the Statements of Assets and Liabilities		Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount		Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund			Financial Instruments	Collateral Received				Financial Instruments	Collateral Posted
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$4,152,265		$(193,989)	$—	$3,958,276		$210,411	$(193,989)	$—	$16,422
Chinese Yuan Strategy Fund
Repurchase Agreements	6,580,000		—	(6,580,000)[1]	—		—	—	—	—
Foreign Currency Contracts	9,525		(9,104)	—	421		396,100	(9,104)	(283,031)[1]	103,965
Emerging Currency Strategy Fund
Repurchase Agreements	60,000		—	(60,000)[1]	—		—	—	—	—
Foreign Currency Contracts	11,774		(11,774)	—	—		226,231	(11,774)	—	214,457
Emerging Markets Corporate Bond Fund
Securities Lending	1,872,776		—	(1,872,776)[1]	—		—	—	—	—
Emerging Markets Local Debt Fund
Securities Lending	1,080,055		—	(1,080,055)[1]	—		—	—	—	—
Repurchase Agreements	6,370,000		—	(6,370,000)[1]	—		—	—	—	—
Foreign Currency Contracts	105,483		(27,503)	—	77,980		113,839	(27,503)	—	86,336
Interest Rate Hedged High Yield Bond Fund
Securities Lending	19,146,786		—	(19,146,786)[1]	—		—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	2,118,454		—	(2,118,454)[1]	—		—	—	—	—
Repurchase Agreements	2,440,000		—	(2,440,000)[1]	—		—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	3,723,372		—	(3,723,372)[1]	—		—	—	—	—
Repurchase Agreements	2,410,000		—	(2,410,000)[1]	—		—	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Securities Lending	88,754		—	(88,754)[1]	—		—	—	—	—
Alternative Income Fund
Securities Lending	1,799,778		—	(1,799,778)[1]	—		—	—	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
Securities Lending	103,623		—	(103,623)[1]	—		—	—	—	—
Foreign Currency Contracts	0	[2]	(0)[2]	—	0	[2]	25	(0)[2]	—	25
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

[2]	Amount represents less than $1.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Interest-Only and Principal-Only Securities — The Funds may invest in interest-only (“IO”) and principal-only (“PO”) securities which are typically created by splitting a traditional mortgage-backed security or pool of loans into an IO and a PO security. In general, the IO security is entitled to receive the interest payments on the underlying debt obligation(s) and the PO security is entitled to receive the principal payments of the underlying debt obligation(s). Both IO and PO securities are subject to prepayments and therefore prepayment risk. IO securities are at risk for faster than anticipated prepayments and PO securities are at risk for slower than anticipated prepayments. Assumptions regarding the rates of prepayment play a significant role in the value of these securities. If the underlying debt obligation experiences greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in the IO security.

Collateralized Loan Obligations — The Funds may invest in the debt tranche of collateralized loan obligations (“CLOs”). CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As CLOs are backed by pools of loans, they also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk profile and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The value of an investment in a CLO may decline as a result of, but not limited to, underlying loan defaults and/or market anticipation of defaults, credit impairment on the underlying loans or the disappearance of one of more subordinate tranches resulting from changes in the credit profile of the underlying loans.

To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Voya Yield Enhanced USD Universal Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Voya Yield Enhanced USD Universal Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e., same type, coupon, maturity) to settle on a specified future date.

The Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Voya Yield Enhanced USD Universal Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund may also enter into TBA sale commitments to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Realized gains and losses on TBA sale commitments are included in “net realized gain (loss) from investments” on the Statements of Operations and fluctuations in the value of open TBA sale commitments are included in “net increase (decrease) in unrealized appreciation/depreciation from investments” on the Statements of Operations.

Digital Assets Risk — The Enhanced Commodity Strategy Fund (“GCC”) and Managed Futures Strategy Fund (“WTMF”) each invest up to 5% of its net assets in bitcoin futures contracts. GCC and WTMF only invest in cash-settled bitcoin futures traded on the Chicago Mercantile Exchange, which is a futures exchange registered with the Commodity Futures Trading Commission. Bitcoin is a digital asset (i.e., a cryptocurrency) whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. GCC and WTMF do not invest in bitcoin directly. Bitcoin and bitcoin futures are a relatively new asset class. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The market for bitcoin futures is also relatively new and commenced trading on the Chicago Mercantile Exchange in 2017. As a result, the market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurances that this growth will continue. The price of bitcoin could drop precipitously (including to zero), which would be expected to have a similar impact on the bitcoin futures price. Each of these factors and events could have a significant negative impact on GCC and WTMF.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment

212	WisdomTree Trust

Notes to Financial Statements (continued)

accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for Emerging Markets Corporate Bond Fund, Interest Rate Hedged High Yield Bond Fund, Mortgage Plus Bond Fund, Voya Yield Enhanced USD Universal Bond Fund and Yield Enhanced U.S. Short-Term Aggregate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (“Voya”) and Enhanced Commodity Strategy Fund, Managed Futures Strategy Fund, PutWrite Strategy Fund and Target Range Fund which are sub-advised by Newton Investment Management North America, LLC (“Newton”). Mellon, Voya and Newton are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dollar Bullish Fund	0.50%
Chinese Yuan Strategy Fund	0.45%
Emerging Currency Strategy Fund	0.55%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Floating Rate Treasury Fund	0.15%
Interest Rate Hedged High Yield Bond Fund	0.43%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%
Mortgage Plus Bond Fund	0.45%
Voya Yield Enhanced USD Universal Bond Fund[1]	0.15%
Yield Enhanced U.S. Aggregate Bond Fund	0.12%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.12%
Alternative Income Fund	0.50%
Efficient Gold Plus Equity Strategy Fund (consolidated)	0.20%
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	0.45%
Enhanced Commodity Strategy Fund (consolidated)	0.55%
Managed Futures Strategy Fund (consolidated)	0.65%
PutWrite Strategy Fund	0.44%
Target Range Fund	0.70%
[1]	Since the commencement of operations on February 7, 2023.

WisdomTree Trust	213

Notes to Financial Statements (continued)

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year or period ended August 31, 2023, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives its advisory fees that it would otherwise charge, for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (e.g., fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

WTAM and Voya IM collaborated on the creation of the Voya Yield Enhanced USD Universal Bond Fund (the “UNIY Fund”), which is designed, in part, to meet certain of the investment needs of the Voya Index Solution Portfolios (the “Voya Portfolios”). As such, the UNIY Fund expects the Voya Portfolios to be significant investors in the UNIY Fund, including, in particular, at the outset of the UNIY Fund’s operations. The UNIY Fund, Voya Portfolios, and their respective service providers will collectively coordinate the provision of investor services with respect to the shareholders of the Voya Portfolios. Voya Investments, LLC, an affiliate of Voya IM, and Voya IM serve as adviser and sub-adviser, respectively, to the Voya Portfolios. Due to the investment and servicing relationship between the UNIY Fund and the Voya Portfolios and their common sub-adviser, Voya IM, the UNIY Fund and Voya Portfolios are considered to be part of the “same group of investment companies” or “related funds” for purposes of the Investment Company Act of 1940 (the investment Company Act) and the rules thereunder. For the fiscal period ended August 31, 2023, the Voya Portfolios contributed securities (including accrued interest) and U.S. dollar cash to the UNIY Fund in the initial in-kind purchase transaction totaling $1,063,000,000.

WTAM and/or WisdomTree (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended August 31, 2023, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At August 31, 2023		For the Fiscal Year Ended August 31, 2023

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Emerging Markets Local Debt Fund	95	$2,610	$ 128
Floating Rate Treasury Fund	793,458	39,942,676	1,228,988
Interest Rate Hedged High Yield Bond Fund	163	3,469	297
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—	2,582
Mortgage Plus Bond Fund	29,222	1,251,870	42,180
Yield Enhanced U.S. Aggregate Bond Fund	1,810	77,187	9,591
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	228	10,628	3,653
PutWrite Strategy Fund	185	5,911	564
Enhanced Commodity Strategy Fund (consolidated)	179	3,226	700
Managed Futures Strategy Fund (consolidated)	271	9,505	398
Target Range Fund	55	1,239	5

During the fiscal period ended August 31, 2023, in connection with the organization of the UNIY Fund, a newly launched Fund, WTAM contributed $100 to the UNIY Fund in exchange for 2 shares of the UNIY Fund. Prior to August 31, 2023, WTAM redeemed the aforementioned shares as 2 shares of the UNIY Fund for proceeds of $99.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2023, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof to an authorized participant (“AP”). Except when aggregated in creation units (“Creation Unit Aggregations”), shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities (“Deposit Securities”) and/or an amount of cash (“Cash Component”). Creation Unit Aggregations may be created in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities from APs. In these circumstances, the initial deposit received from the AP will have a value greater than the NAV of the applicable Fund’s shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited by the AP in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or WTAM, which the Trust or WTAM may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit

214	WisdomTree Trust

Notes to Financial Statements (continued)

Securities. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received from the AP or purchased by the Fund. Amounts due to be returned to an AP as of August 31, 2023, if any, is shown in the Statements of Assets and Liabilities in “Payables: Deposit due to authorized participant”.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2023 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$10,827,294	$18,731,775	$—	$—	$—	$—
Chinese Yuan Strategy Fund	—	50,457	—	—	—	—
Emerging Currency Strategy Fund	—	—	—	—	—	—
Emerging Markets Corporate Bond Fund	61,831,280	59,718,760	—	195,452	—	11,500,057
Emerging Markets Local Debt Fund	22,222,392	18,000,724	—	—	9,742,677	7,372,741
Floating Rate Treasury Fund	—	—	27,032,468,109	23,019,776,803	8,266,607,526	2,352,349,230
Interest Rate Hedged High Yield Bond Fund	39,642,932	32,054,368	—	—	36,701,460	71,450,281
Interest Rate Hedged U.S. Aggregate Bond Fund	18,126,407	19,300,801	436,313,597	481,174,468	17,299,774	121,704,268
Mortgage Plus Bond Fund	722,068	3,164,393	20,781,364	27,471,797	—	—
Voya Yield Enhanced USD Universal Bond Fund[1]	196,966,592	12,214,116	459,006,310	583,507,528	1,200,087,578	81,873,454
Yield Enhanced U.S. Aggregate Bond Fund	219,327,188	76,290,903	807,856,510	944,548,209	221,563,526	236,168,112
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	10,171,324	5,783,009	96,508,080	100,303,270	33,867,332	32,516,882
Alternative Income Fund	3,417,561	3,488,282	—	—	4,161,946	1,492,997
Efficient Gold Plus Equity Strategy Fund (consolidated)	1,185,402	1,160,772	—	—	6,254,859	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	1,267,030	1,053,350	—	—	989,260	2,152,334
Enhanced Commodity Strategy Fund (consolidated)	—	5,553,471	—	—	—	—
Managed Futures Strategy Fund (consolidated)	1,693,207	951,027	—	—	—	—
PutWrite Strategy Fund	524,394	1,159,491	—	—	—	—
Target Range Fund	10,717,179	338,762	—	—	—	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

6. FEDERAL INCOME TAXES

At August 31, 2023, the cost of investments (including securities on loan, derivatives and TBA sale commitments) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in TBA Sale Commitments and Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$192,289,925	$14,156	$(11,792)	$2,364	$164,436	$(15,375)	$149,061	$151,425
Chinese Yuan Strategy Fund	24,087,668	2,875	(3,320)	(445)	—	—	—	(445)
Emerging Currency Strategy Fund	9,012,415	936	(635)	301	—	(73,598)	(73,598)	(73,297)
Emerging Markets Corporate Bond Fund	42,721,326	192,021	(3,297,083)	(3,105,062)	—	—	—	(3,105,062)
Emerging Markets Local Debt Fund	110,445,423	1,955,740	(11,723,580)	(9,767,840)	30,854	(35,521)	(4,667)	(9,772,507)
Floating Rate Treasury Fund	17,963,442,826	8,127,944	(2,912,230)	5,215,714	—	—	—	5,215,714
Interest Rate Hedged High Yield Bond Fund	177,918,248	424,560	(15,577,454)	(15,152,894)	—	—	—	(15,152,894)

WisdomTree Trust	215

Notes to Financial Statements (continued)

	Investments in Long Securities				Investments in TBA Sale Commitments and Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Interest Rate Hedged U.S. Aggregate Bond Fund	$220,646,288	$161,346	$(16,906,287)	$(16,744,941)	$1,070	$(646)	$424	$(16,744,517)
Mortgage Plus Bond Fund	28,172,025	8,161	(2,780,670)	(2,772,509)	—	—	—	(2,772,509)
Voya Yield Enhanced USD Universal Bond Fund	1,157,757,623	1,057,743	(36,745,614)	(35,687,871)	—	—	—	(35,687,871)
Yield Enhanced U.S. Aggregate Bond Fund	992,065,906	675,301	(85,410,207)	(84,734,906)	35,801	(1,315)	34,486	(84,700,420)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	108,633,760	78,618	(3,641,290)	(3,562,672)	—	—	—	(3,562,672)
Alternative Income Fund	14,376,648	403,552	(1,359,242)	(955,690)	—	—	—	(955,690)
Efficient Gold Plus Equity Strategy Fund (consolidated)[2]	10,438,566	1,245,836	(650,197)	595,639	—	—	—	595,639
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	9,364,040	128,501	(2,421,090)	(2,292,589)	—	—	—	(2,292,589)
Enhanced Commodity Strategy Fund (consolidated)[2]	201,489,621	16,653	(36,253,601)	(36,236,948)	—	—	—	(36,236,948)
Managed Futures Strategy Fund (consolidated)[2]	215,703,030	18,761	(80,606,606)	(80,587,845)	330,144	—	330,144	(80,257,701)
PutWrite Strategy Fund	96,658,451	15,614	(3,380)	12,234	1,136,817	—	1,136,817	1,149,051
Target Range Fund	57,553,468	3,035,784	(1,021,758)	2,014,026	733,388	(350,801)	382,587	2,396,613
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

[2]

“Tax Cost” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the Parent Fund’s investment in the Subsidiary. “Gross Unrealized Depreciation” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary.

At August 31, 2023, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Other Temporary Differences[1]	Total Distributable Earnings (Loss)
U.S. Dollar Bullish Fund	$7,741,520	$(27,838,061)	$2,364	$149,061	$—	$(19,945,116)
Chinese Yuan Strategy Fund	731,045	(3,261,598)	(445)	(1)	—	(2,530,999)
Emerging Currency Strategy Fund	244,822	(48,156,984)	301	(73,598)	—	(47,985,459)
Emerging Markets Corporate Bond Fund	132,063	(14,613,948)	(3,105,062)	(7)	(99,402)	(17,686,356)
Emerging Markets Local Debt Fund	—	(31,717,094)	(9,767,840)	(142,612)	—	(41,627,546)
Floating Rate Treasury Fund	462,978	(8,443,613)	5,215,714	—	—	(2,764,921)
Interest Rate Hedged High Yield Bond Fund	184,057	(13,405,207)	(15,152,894)	—	—	(28,374,044)
Interest Rate Hedged U.S. Aggregate Bond Fund	375,374	(3,736,909)	(16,744,941)	430	(5,042)	(20,111,088)
Mortgage Plus Bond Fund	50,924	(3,093,429)	(2,772,509)	—	—	(5,815,014)
Voya Yield Enhanced USD Universal Bond Fund	1,148,015	(6,731,531)	(35,687,871)	—	(31,515)	(41,302,902)
Yield Enhanced U.S. Aggregate Bond Fund	815,165	(77,910,261)	(84,734,906)	34,498	—	(161,795,504)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	85,202	(3,671,993)	(3,562,672)	(1)	—	(7,149,464)
Alternative Income Fund	—	(1,260,400)	(955,690)	—	—	(2,216,090)
Efficient Gold Plus Equity Strategy Fund (consolidated)[2]	261,112	(97,136)	595,639	—	—	759,615
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	504,533	(738,421)	(2,292,589)	(407)	—	(2,526,884)
Enhanced Commodity Strategy Fund (consolidated)[2]	3,848,649	(331,811)	(36,236,948)	—	—	(32,720,110)
Managed Futures Strategy Fund (consolidated)[2]	5,886,936	(15,154,732)	(80,587,845)	303,951	—	(89,551,690)
PutWrite Strategy Fund	—	(10,782,813)	12,234	1,136,817	—	(9,633,762)
Target Range Fund	1,154,601	(5,842,692)	2,014,026	382,587	(741,419)	(3,032,897)
[1]	The treatment of certain income/expense items have been recognized for GAAP but disallowed for tax purposes.

[2]

“Net Unrealized Appreciation/(Depreciation)” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary. The total distributable earnings (loss) reported herein differs from the amount shown on the Statement of Assets and Liabilities due to the tax treatment of the wholly-owned foreign subsidiary.

216	WisdomTree Trust

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2023 and August 31, 2022, was as follows:

	Year Ended August 31, 2023			Year Ended August 31, 2022

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains		Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$14,550,126	$15,639,238	$—	$—		$—		$—
Chinese Yuan Strategy Fund	230,769	—	—	860,439		1,577,367		—
Emerging Currency Strategy Fund	67,060	—	—	—		—		—
Emerging Markets Corporate Bond Fund	2,011,150	—	—	2,111,000		—		—
Emerging Markets Local Debt Fund	2,924,159	—	1,992,841	1,932,000		—		3,377,500
Floating Rate Treasury Fund	659,924,572	47,249	—	39,230,685		—		—
Interest Rate Hedged High Yield Bond Fund	9,529,600	—	—	8,977,500		—		—
Interest Rate Hedged U.S. Aggregate Bond Fund	15,783,247	13,378,701	—	5,628,375		—		—
Mortgage Plus Bond Fund	734,000	—	—	544,800		—		—
Voya Yield Enhanced USD Universal Bond Fund[1]	26,966,060	—	—	—		—		—
Yield Enhanced U.S. Aggregate Bond Fund	31,267,800	—	—	22,353,395		451,609		—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	2,170,000	—	—	1,584,062		504		—
Alternative Income Fund	1,097,180	—	214,620	648,674		3,055		119,461
Efficient Gold Plus Equity Strategy Fund (consolidated)	29,464	—	—	–	[2]	–	[2]	–	[2]
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	108,732	—	—	–	[3]	–	[3]	–	[3]
Enhanced Commodity Strategy Fund (consolidated)	47,895,505	—	—	18,086,292		—		—
Managed Futures Strategy Fund (consolidated)	6,642,066	—	—	18,766,008		—		—
PutWrite Strategy Fund	3,506,281	—	5,830,787	—		—		—
Target Range Fund	255,407	—	—	–	[4]	–	[4]	–	[4]
*	Includes short-term capital gains, if any.

[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

[2]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[3]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[4]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

At August 31, 2023, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. Dollar Bullish Fund	$—	$—	$—
Chinese Yuan Strategy Fund	1,310,502	1,951,096	3,261,598
Emerging Currency Strategy Fund	30,985,525	17,171,459	48,156,984
Emerging Markets Corporate Bond Fund	1,251,742	13,362,206	14,613,948
Emerging Markets Local Debt Fund	11,726,482	16,373,537	28,100,019
Floating Rate Treasury Fund	7,614,863	828,750	8,443,613
Interest Rate Hedged High Yield Bond Fund	4,641,351	8,763,856	13,405,207
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—	—
Mortgage Plus Bond Fund	1,837,669	1,255,760	3,093,429
Voya Yield Enhanced USD Universal Bond Fund	2,541,711	4,189,820	6,731,531
Yield Enhanced U.S. Aggregate Bond Fund	38,000,556	39,909,705	77,910,261
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1,915,603	1,756,390	3,671,993
Alternative Income Fund	844,355	416,045	1,260,400
Efficient Gold Plus Equity Strategy Fund (consolidated)	86,796	10,340	97,136
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	651,256	87,165	738,421
Enhanced Commodity Strategy Fund (consolidated)	331,811	—	331,811
Managed Futures Strategy Fund (consolidated)	7,451,701	7,703,031	15,154,732
PutWrite Strategy Fund	—	10,782,813	10,782,813
Target Range Fund	5,842,692	—	5,842,692

WisdomTree Trust	217

Notes to Financial Statements (continued)

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended August 31, 2023, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses	Late Year Ordinary Losses
U.S. Dollar Bullish Fund	$11,310,217	$16,527,844	$—
Chinese Yuan Strategy Fund	—	—	—
Emerging Currency Strategy Fund	—	—	—
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	—	—	3,617,075
Floating Rate Treasury Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	(1,126,069)	4,862,978	—
Mortgage Plus Bond Fund	—	—	—
Voya Yield Enhanced USD Universal Bond Fund[1]	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—	—
Alternative Income Fund	—	—	—
Efficient Gold Plus Equity Strategy Fund (consolidated)	—	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	—	—	—
Enhanced Commodity Strategy Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—
PutWrite Strategy Fund	—	—	—
Target Range Fund	—	—	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

During the fiscal year or period ended August 31, 2023, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	440,383
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	1,547,993
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Voya Yield Enhanced USD Universal Bond Fund[1]	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	—
Efficient Gold Plus Equity Strategy Fund (consolidated)	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	—
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	1,223,239
PutWrite Strategy Fund	4,965,420
Target Range Fund	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

218	WisdomTree Trust

Notes to Financial Statements (continued)

At August 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The reclassifications are primarily due to differences in the book/tax treatment of income from each applicable foreign Subsidiary, redemptions in-kind and net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	741,131	(741,131)
Emerging Markets Local Debt Fund	486,216	(486,216)
Floating Rate Treasury Fund	(1,521,690)	1,521,690
Interest Rate Hedged High Yield Bond Fund	6,376,491	(6,376,491)
Interest Rate Hedged U.S. Aggregate Bond Fund	5,390,549	(5,390,549)
Mortgage Plus Bond Fund	—	—
Voya Yield Enhanced USD Universal Bond Fund	224,044	(224,044)
Yield Enhanced U.S. Aggregate Bond Fund	21,082,142	(21,082,142)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	2,150,132	(2,150,132)
Alternative Income Fund	(17,606)	17,606
Efficient Gold Plus Equity Strategy Fund (consolidated)	(320,639)	320,639
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	(689,669)	689,669
Enhanced Commodity Strategy Fund (consolidated)	39,126,227	(39,126,227)
Managed Futures Strategy Fund (consolidated)	(2,695,086)	2,695,086
PutWrite Strategy Fund	—	—
Target Range Fund	—	—

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included in the Statements of Operations in “Less: Foreign withholding taxes”, the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Liabilities in “Receivables: Foreign tax reclaims”.

As of and during the fiscal year or period ended August 31, 2023, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended August 31, 2023, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

7. RECENT REGULATORY UPDATE

The fair valuation Rule 2a-5 went into effect on September 8, 2022. The Rule sets forth requirements for determining the fair value of portfolio securities and establishes a framework focused on process, testing and oversight. The Rule allows fund boards to designate a valuation designee responsible for performing fair value determinations in good faith. WTAM has been designated as the Valuation Designee for the Funds and is responsible for assessing material risks, establishing fair value methodologies, testing the appropriateness and accuracy of the methodologies and overseeing third-party pricing vendors. Under the new fair valuation

WisdomTree Trust	219

Notes to Financial Statements (continued)

policies, WTAM is responsible for regular quarterly reporting of any material fair valuation matter, annual reporting on the adequacy of the Valuation Designee’s processes, and the prompt notification to the board of any material impact of the fair value process on portfolio investments.

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). WTAM has evaluated ASU 2022-03 and determined that the adoption of ASU 2022-03 will not have a significant impact on the Trust’s financial statements and related disclosures.

9. SUBSEQUENT EVENT

At the recommendation of WTAM, the investment adviser of WisdomTree Chinese Yuan Strategy Fund (the “Fund”), after continued review of the product lineup and anticipated limited future prospect of investor demand for the Fund, among other considerations, the Board of Trustees determined to close and liquidate the Fund. After the close of business on October 20, 2023, the Fund will no longer accept creation orders. The last day of secondary market trading of the Fund shares will also be October 20, 2023. Shareholders are able to sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When the Fund commences liquidation of its portfolio, which is anticipated to occur on or around October 23, 2023, but may occur before October 23, 2023, the liquidation process will result in the Fund increasing its cash holdings and deviating from the investment objective and strategies stated in its prospectus. It is anticipated that shareholders remaining in the Fund after the last day of trading will have their shares redeemed automatically on or around October 30, 2023 and will receive cash through their broker or other applicable financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on October 27, 2023. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in the Fund and that receive cash will not be charged any transaction fee by the Fund. Whether shareholders sell their shares or are automatically redeemed as described above, shareholders will generally recognize a capital gain (or loss) equal to the amount received for their shares above (or below) the adjusted cost basis in such shares.

10. ADDITIONAL INFORMATION

The Board authorized a two-for-one share split for the Interest Rate Hedged U.S. Aggregate Bond Fund, effective after the close of trading on August 9, 2023, for the shareholders of record on August 7, 2023. The share split increased the number of shares outstanding and decreased the net asset value per share by a factor of two. The share split did not change the total value of a shareholder’s investment. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and financial highlights to reflect the effect of the share split.

* * * * * *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy and luxury goods imports from Russia.

220	WisdomTree Trust

Notes to Financial Statements (concluded)

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, san escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

* * * * * *

Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, such as Russia’s invasion of Ukraine, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, such as the COVID-19 pandemic, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact Fund performance or impair a Fund’s ability to achieve its investment objective.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

* * * * * *

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

WisdomTree Trust	221

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Voya Yield Enhanced USD Universal Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Alternative Income Fund, WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund, WisdomTree Managed Futures Strategy Fund, WisdomTree PutWrite Strategy Fund (formerly, WisdomTree CBOE S&P 500 PutWrite Strategy Fund), and WisdomTree Target Range Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Voya Yield Enhanced USD Universal Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Alternative Income Fund, WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund, WisdomTree Managed Futures Strategy Fund, WisdomTree PutWrite Strategy Fund (formerly, WisdomTree CBOE S&P 500 PutWrite Strategy Fund) and WisdomTree Target Range Fund (collectively referred to as the “Funds”), (nineteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), as of August 31, 2023, and the related statements of operations and changes in net assets (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), and the financial highlights (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) of each of the Funds (nineteen of the funds constituting WisdomTree Trust) at August 31, 2023, and the results of their operations (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), changes in net assets (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) and financial highlights (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Bloomberg U.S. Dollar

Bullish Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree PutWrite Strategy Fund (formerly, WisdomTree CBOE
S&P 500 PutWrite Strategy Fund)

	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the five years in the period ended August 31, 2023

222	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights
WisdomTree Mortgage Plus Bond Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the three years in the period ended August 31, 2023 and the period from November 14, 2019 (commencement of operations) through August 31, 2020
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	For the period from February 7, 2023 (commencement of operations) through August 31, 2023
WisdomTree Alternative Income Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the two years in the period ended August 31, 2023 and the period from May 6, 2021 (commencement of operations) through August 31, 2021
WisdomTree Efficient Gold Plus Equity Strategy Fund	For the year ended August 31, 2023	For the year ended August 31, 2023 and the period from March 17, 2022 (commencement of operations) through August 31, 2022
WisdomTree Efficient Gold Plus Gold Miners Strategy Fund	For the year ended August 31, 2023	For the year ended August 31, 2023 and the period from December 16, 2021 (commencement of operations) through August 31, 2022
WisdomTree Enhanced Commodity Strategy Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the two years in the period ended August 31, 2023, the period from December 19, 2020 through August 31, 2021, the period from January 1, 2020 through December 18, 2020 and each of the two years in the period ended December 31, 2019
WisdomTree Target Range Fund	For the year ended August 31, 2023	For the year ended August 31, 2023 and the period from October 7, 2021 (commencement of operations) through August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

October 30, 2023

WisdomTree Trust	223

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

224	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	80	Director, WisdomTree Investments and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	80	None

Joel Goldberg[2,3] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	80	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro[3] (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	80	None

Melinda A. Raso Kirstein[4] (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	80	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	80	None

WisdomTree Trust	225

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust
Jonathan Steinberg[5] (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	80	See Interested Trustees table above.

David Castano[5] (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	80	None

Terry Jane Feld[5] (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer WisdomTree Asset Management since 2012.	80	None

Joanne Antico[5] (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	80	None

TJ Darnowski[5] (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	80	None

Clint Martin[5] (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	80	None

Angela Borreggine[5] (1964)	Assistant Secretary, 2021-present	Assistant General Counsel, WisdomTree Asset Management since 2022; Vice President and Senior Counsel, Virtus Investment Partners, 2021-2022; Director, Senior Counsel, Allianz Global Investors, 2007-2021.	80	None

Sherry Scarvey[5] (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2023; Senior Legal Analyst, Eagle Point Credit Management, LLC, 2021-2023; Senior Legal Analyst Jennison & Associates LLC 2019-2021; Senior Legal Specialist, Legg Mason & Co. LLC 2005-2019.	80	None

+	As of August 31, 2023.

[1]	Chair of the Audit Committee.
[2]	Chair of the Contracts Review Committee.

[3]	Co-Chair of the Governance, Nominating and Compliance Committee.

[4]	Chair of the Investment Committee.

[5]	Elected by and serves at the pleasure of the Board.

226	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2023 from qualified short-term gains and qualified interest income:

Fund	Qualified Dividend Income
U.S. Dollar Bullish Fund	$—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Voya Yield Enhanced USD Universal Bond Fund[1]	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	1,768
Efficient Gold Plus Equity Strategy Fund (consolidated)	29,464
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	108,732
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
PutWrite Strategy Fund	—
Target Range Fund	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

The Funds designate the following amount paid during the fiscal year or period ended August 31, 2023, or if subsequently determined to be different, the maximum amount allowable by tax law, as a long-term capital gain dividend in accordance with Internal Revenue Code Section 852(b)(3)(C):

Fund	Long-Term Capital Gain Dividend
U.S. Dollar Bullish Fund	$15,639,238
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	47,249
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	13,378,701
Mortgage Plus Bond Fund	—
Voya Yield Enhanced USD Universal Bond Fund[1]	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	—
Efficient Gold Plus Equity Strategy Fund (consolidated)	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	—
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
PutWrite Strategy Fund	—
Target Range Fund	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

WisdomTree Trust	227

Supplemental Information (unaudited) (continued)

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2023 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	100.00%	95.34%
Chinese Yuan Strategy Fund	0.00%	95.34%
Emerging Currency Strategy Fund	0.00%	95.73%
Emerging Markets Corporate Bond Fund	0.00%	3.02%
Emerging Markets Local Debt Fund	0.00%	4.92%
Floating Rate Treasury Fund	100.00%	100.00%
Interest Rate Hedged High Yield Bond Fund	0.00%	95.75%
Interest Rate Hedged U.S. Aggregate Bond Fund	100.00%	91.12%
Mortgage Plus Bond Fund	0.00%	99.71%
Voya Yield Enhanced USD Universal Bond Fund[1]	0.00%	82.63%
Yield Enhanced U.S. Aggregate Bond Fund	0.00%	89.51%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.00%	92.27%
Alternative Income Fund	0.00%	0.00%
Efficient Gold Plus Equity Strategy Fund (consolidated)	0.00%	0.00%
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	0.00%	0.40%
Enhanced Commodity Strategy Fund (consolidated)	0.00%	92.72%
Managed Futures Strategy Fund (consolidated)	0.00%	92.00%
PutWrite Strategy Fund	0.00%	94.81%
Target Range Fund	0.00%	99.55%
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

The following represents the percentage of dividends paid during the fiscal year or period ended August 31, 2023, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
U.S. Dollar Bullish Fund	—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Voya Yield Enhanced USD Universal Bond Fund[1]	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	0.09%
Efficient Gold Plus Equity Strategy Fund (consolidated)	64.90%
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	19.36%
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
PutWrite Strategy Fund	—
Target Range Fund	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

228	WisdomTree Trust

Supplemental Information (unaudited) (concluded)

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2023. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	5,138,203	139,081
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Mortgage Plus Bond Fund	—	—
Voya Yield Enhanced USD Universal Bond Fund[1]	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
Alternative Income Fund	—	—
Efficient Gold Plus Equity Strategy Fund (consolidated)	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	—	—
Enhanced Commodity Strategy Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—
PutWrite Strategy Fund	—	—
Target Range Fund	—	—
[1]	For the period February 7, 2023 (commencement of operations) through August 31, 2023.

WisdomTree Trust	229

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com/investments.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com/investments.

230	WisdomTree Trust

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree, Inc., its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Efficient Gold Plus Equity Strategy Fund (GDE), the Efficient Gold Plus Gold Miners Strategy Fund (GDMN), the Enhanced Commodity Strategy Fund (GCC) and the Managed Futures Strategy Fund (WTMF) is the complexity of the different factors which contribute to the Funds’ performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, foreign currency contracts, swaps and other derivatives. An investment in GDE, GDMN, GCC and WTMF is speculative and involves a substantial degree of risk. GDE, GDMN, GCC and WTMF should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” GDE, GDMN, GCC and WTMF may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or GDE, GDMN, GCC and WTMF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Commodities and futures are generally volatile and are not suitable for all investors. Investments in commodities may be affected by overall market movements, changes in interest rates and other factors such as weather, disease, embargoes and international economic and political developments.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WisdomTree.com/investments

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S.

WTGM-8342

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a)(2).

.Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $473,845 for 2023 and $401,756 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2023 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $182,160 for 2023 and $165,248 for 2022.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee also must approve, prior to appointment, the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee also must, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee also must consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant, are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $182,160 for 2023 and $165,248 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has a separately designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of

Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 6, 2023

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 6, 2023